As filed with the Securities and Exchange Commission on or about April 25, 2025

Registration Statement File No. 033-61679
Registration Statement File No. 811-08698

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☒ Post-Effective Amendment No. 38

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

 ☒ Amendment No. 81
(Check appropriate box or boxes.)

C.M. Multi-Account A
(Exact Name of Registered Separate Account)

C.M. Life Insurance Company
(Name of Insurance Company)

1295 State Street, Springfield, Massachusetts 01111-0001
(Address of Insurance Company’s Principal Executive Offices)

(860) 562-1000
(Insurance Company’s Telephone Number, including Area Code)

Gary Murtagh
Vice President
C.M. Life Insurance Company
200 Great Pond Drive, Suite 150
Windsor, Connecticut 06095
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on April 28, 2025 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on __________ pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 (“Securities Act”).

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

☐	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))

☐	If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

☐	Insurance Company relying on Rule 12h-7 under the Exchange Act

☐	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Title of Securities Being Registered: Units of Interest in Panorama Premier, an Individual or Group Deferred Variable Annuity Contract.

Panorama Premier Variable Annuity

Issued by C.M. Life Insurance Company

C.M. Multi-Account A

This prospectus describes the individual contracts issued under the Panorama Premier deferred individual variable annuity contract (Contract) offered by C.M. Life Insurance Company (“C.M. Life,” “Company,” “we,” “us”). We no longer sell the Contract. However, we continue to administer existing Contracts. The Contract provides for accumulation of Contract Value and Annuity Payments on a fixed and/or variable basis.

You, the Contract Owner, have a number of investment options in the Contract. Subject to state availability, these investment options include three fixed account options and multiple variable investment divisions (Sub-Accounts) of C.M. Multi-Account A (Separate Account). Each Sub-Account, in turn, invests in one of the investment entities (Funds). For more information about the investment entities, see “Appendix A – Investment Options Available under the Contract.”

The Contract is a complex investment and involves risks, including potential loss of all amounts you allocate to a Sub-Account. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals may result in the assessment of a Contingent Deferred Sales Charge, income tax, and premature distribution taxes.

The Contract:

• is not a bank or credit union deposit or obligation.
• is not FDIC or NCUA insured.
• is not insured by any federal government agency.

• is not guaranteed by any bank or credit union.
• may go down in value.
• provides guarantees that are subject to our financial strength and claims-paying ability.

IF YOU ARE A NEW INVESTOR IN THE CONTRACT, YOU MAY CANCEL YOUR CONTRACT
WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.

In some states this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission staff and is available at www.investor.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus is not an offer to sell the Contract in any jurisdiction where it is illegal to offer the Contract nor is it an offer to sell the Contract to anyone to whom it is illegal to offer the Contract.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the  Panorama Premier Variable Annuity.

Effective April 28, 2025

Glossary

Accumulation Phase. The period prior to the commencement of Annuity Payments during which Purchase Payments may be made.

Accumulation Unit. A unit of measure used to determine your value in a Sub-Account during the Accumulation Phase.

Age. In this prospectus the term “Age,” except when discussed in regards to specific tax provisions, is defined as “insurance age,” which is a person’s age on his/her birthday nearest the date for which the Age is being determined. This means we calculate your Age based on your nearest birthday, which could be either your last birthday or your next. For example, Age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months.

Annuitant. The person(s) on whose life Annuity Payments are based, with the exception of the non-lifetime contingent option. See “The Income Phase – Annuity Options.” The term Annuitant also includes the joint Annuitant, if any. The Annuitant has no rights to the Contract.

Annuity Date. The date Annuity Payments begin.

Annuity Options. Options available for Annuity Payments.

Annuity Payments. Series of payments made pursuant to the Annuity Option(s) elected.

Beneficiary. The person(s) or entity(ies) that the Contract Owner designates to receive the death benefit provided by the Contract.

Business Day. Every day the New York Stock Exchange (NYSE), or its successor, is open for trading. Our Business Day ends at the Close of Business.

Close of Business. The time on a Business Day when the NYSE ends regular trading, usually at 4:00 p.m. Eastern Time. However, when the NYSE closes early or closes due to any emergency or SEC order, the Close of Business will occur at the same time.

Contingent Deferred Sales Charge (CDSC). A charge that may be assessed against each Purchase Payment withdrawn from the Contract. (In some states referred to as surrender charge.)

Contract. The Panorama Premier Variable Annuity; a deferred individual variable annuity contract.

Contract Anniversary. An anniversary of the Issue Date of the Contract.

Contract Owner. The person(s) or entity entitled to ownership rights under the Contract. We allow multiple Contract Owners, subject to certain restrictions (see “Ownership”). Where we describe multiple Contract Owners, we refer to them as Joint Owners. See “Ownership – Contract Owner.”

Contract Value. The sum of your values in the Sub-Accounts and the fixed accounts during the Accumulation Phase.

Fund(s). The investment entities into which the assets of the Separate Account will be invested.

General Account. The Company’s General Investment Account, which supports the Company’s annuity and insurance obligations. The General Account’s assets include all the assets of the Company with the exception of the Separate Account and the Company’s other segregated asset accounts.

Good Order. Any application, Purchase Payments, withdrawal requests, or forms required by the Company which are satisfactory to the Company.

Income Phase. The period that begins on the Annuity Date and ends with the last Annuity Payment. The Income Phase is also referred to as the Annuity Phase.

Issue Date. The date on which the Contract becomes effective. The Issue Date is included in the Contract.

Joint Owner. A person entitled to ownership rights under the Contract. See “Ownership – Joint Owner.”

Non-Business Day. Any day when the NYSE is not open for trading. Unless specified otherwise, if the due date for any activity required by the Contract  falls on any day that is not a Business Day, performance of such activity will be rendered on the first Business Day following such due date.

Non-Qualified Contract. Your Contract is referred to as a Non-Qualified Contract if it is not used to fund a  qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, or a corporate pension and profit-sharing plan.

Premium Tax. A tax imposed by certain states and other jurisdictions when a Purchase Payment is made, when Annuity Payments begin, or when Contract Value is withdrawn.

Purchase Payment(s). Any amount paid to us by you or on your behalf with respect to the Contract during the Accumulation Phase.

Qualified Contract. Your Contract is referred to as a Qualified Contract if it is used to fund a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan.  For information on the types of qualified plans for which the Contract is available, see “Taxes – Qualified Contracts.”

Required Minimum Distribution (RMD). A minimum amount the federal tax law requires to be withdrawn from certain Qualified Contracts each year. RMDs are generally required to begin by the required beginning date specified in IRC Section 401(a)(9).

Separate Account. The account that holds the assets underlying the Contracts that are not allocated to our General Account. The assets of the Separate Account are kept separate from the assets of the General Account and the Company’s other separate accounts.

Service Center. MassMutual, Document Management Services  –  Annuities W360, PO Box 9067, Springfield, MA 01102-9067, (800) 272-2216, (fax) (866) 329-4272, (email)   ANNfax@MassMutual.com, www.MassMutual.com. (Overnight mail address:  MassMutual, Document Management Services –  Annuities W360, 1295 State Street, Springfield, MA 01111-0001.)

Sub-Account. The Separate Account assets are divided into Sub-Accounts. The assets of each Sub-Account will be invested in the shares of a single Fund.

Overview of the Contract

What is this Contract, and what is it designed to do? The Panorama Premier Variable Annuity Contract is designed to enable you to accumulate assets through investments in one or more of the variable investment divisions (Sub-Accounts) of the C.M. Multi-Account A (Separate Account), the Fixed Accounts for Dollar Cost Averaging (DCA Fixed Accounts), and The Fixed Account. The Contract can supplement your retirement income by providing a stream of income during the Income Phase. Before you begin receiving Annuity Payments, the Contract also provides a death benefit for your designated beneficiaries. The Contract may be appropriate if you have a long term investment horizon. It is not intended for people who need to take early or frequent withdrawals or who intend to engage in frequent trading among the Separate Account Sub-Accounts.

We no longer sell Panorama Premier. However, we continue to administer existing Contracts, and you may continue making additional Purchase Payments to your Contract, subject to certain restrictions.

How do I accumulate assets in the Contract and receive income from the Contract? The Contract has two phases:
1) the Accumulation Phase and 2) the Income Phase. Your Contract is in the Accumulation Phase until you decide to begin receiving Annuity Payments. During the Accumulation Phase we provide a death benefit. Once you begin receiving Annuity Payments, your Contract enters the Income Phase.

The Contract offers numerous underlying funds and three fixed accounts. A list of the investment  options available under the Contract is provided at the back of this prospectus. See “Appendix A – Investment Options Available Under the  Contract.”

Accumulation Phase

During the Accumulation Phase, subject to certain restrictions, you may apply Purchase Payments to the Contract and allocate the Purchase Payments among:

○	the Sub-Accounts of the Separate Account, each of which invests in a mutual fund (Fund), with each Fund having its own investment strategy, investment adviser, expense ratio and returns, and

○	the DCA Fixed Accounts (DCA Fixed Account with a DCA Term of six months and the DCA Fixed Account with a DCA Term of twelve months) or The Fixed Account. Assets allocated to the DCA Fixed Accounts are credited with a fixed rate of interest and are systematically transferred to Sub-Accounts that you select. Assets allocated to The Fixed Account are credited with a specified rate that we declare in advance.

Income Phase

During the Income Phase, you may receive fixed, variable or a combination of fixed and variable Annuity Payments under the Contract by applying your Contract Value to a payment option.

○	Depending on the payment option you select, payments may continue for the life of one or two Annuitants, for a specified period between five and thirty years, or as determined in accordance with terms agreed upon in writing by you and us.

When you elect to receive Annuity Payments, your Contract Value will be converted into income payments and you may no longer be able to withdraw money at will from the Contract. At this time, the Accumulation Phase will end, and the death benefit will terminate.

If you elect to apply your Contract Value to Annuity Option E or F and the period certain is less than 10 years, the amount applied will be treated as a withdrawal and may be subject to a CDSC.

What are the primary features and options that the C.M. Life Panorama Premier Variable Annuity offers?

•	Accessing your money. During the Accumulation Phase, you may make a partial or full withdrawal of your Contract Value by submitting a partial withdrawal form or full withdrawal form acceptable to us in Good Order to our Service Center. You may also submit the requests by other means that we authorize, such as email, telephone or fax. Contact our Service Center for details.

All withdrawals are subject to the limitations described in the prospectus. Withdrawal rights during the Income Phase will depend on the Annuity Option selected.

•	Tax treatment. You may transfer Contract Value among investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are generally taxed only when (1) you make a partial or full withdrawal; (2) you receive an Annuity Payment under the Contract; or (3) upon payment of the death benefit.

•	Death Benefit. A Beneficiary may receive a benefit in the event of your death prior to the Income Phase. For an additional charge, you can select an additional death benefit option, which may increase the amount of money payable to your designated Beneficiaries upon your death. Once the Income Phase commences, payments upon death may be available to Beneficiaries depending on the Annuity Option elected.

•	Additional Benefits and Services. We make certain additional services available under the Contract at no additional charge:

The Dollar Cost Averaging Program allows you to transfer a set amount from a Sub-Account to any other Sub-Account on a regular schedule.

The Automatic Rebalancing Program automatically rebalances your Contract Value among your selected Sub-Accounts in order to restore your allocation to the original level. Contract Value allocated to the fixed accounts cannot participate.

The Interest Sweep Option automatically transfers earnings from your Contract Value in The Fixed Account to any one Sub-Account or combination of Sub-Accounts that you select.

The Systematic Withdrawal Program allows you to set up automatic periodic withdrawals from your Contract Value. We will take any withdrawal under this program proportionally from your Contract Value in your selected investment options unless we are instructed otherwise.

The prospectus and Statement of Additional Information (SAI) describe all material terms and features of your Contract. Certain non-material provisions of your Contract may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. Any such state variations will be included in your Contract or in riders or endorsements attached to your Contract. See your Contract for specific variations. Also see “Appendix F – State Variations of Certain Contract Features.”

Important Information You Should Consider About the Contract

	FEES, EXPENSES, AND ADJUSTMENTS	LOCATION IN PROSPECTUS
Are There Charges or Adjustments for Early Withdrawals?

Yes. If you withdraw money from your Contract within seven years following each Purchase Payment or apply Contract Value to Annuity Options  E or F, you may be assessed a Contingent Deferred Sales Charge (CDSC) of up to 7% of the amount withdrawn  (less up to a 10% free withdrawal amount)  or applied to Annuity Options E  or F, declining to 0% after the seventh year.
For example, if you make a $100,000 Purchase Payment and withdraw that $100,000 Purchase Payment during the first year after the Purchase Payment is made and there have been no prior withdrawals from the Contract, you could be assessed a charge of up to $6,300 on the Purchase Payment withdrawn. This could result in a loss of principal regardless of market performance. This loss will be greater if income taxes or premature distribution taxes apply.

Charges and Deductions – Contingent Deferred Sales Charge (CDSC)
Are There Transaction Charges?

No. Currently, we do not assess a charge to transfer Contract Value among the investment options during the Accumulation Phase. However, we reserve the right to assess a charge equal to the lesser of $20 or 2% of the amount transferred for each transfer after the first 12 in a single calendar year.

Charges and Deductions – Transfer Fee

	FEES, EXPENSES, AND ADJUSTMENTS			LOCATION IN PROSPECTUS
Are There Ongoing Fees and Expenses?

Yes. The table below describes the fees and expenses that you may pay  each year, depending on the investment options and optional benefits you choose. Please refer to your Contract specifications page  for information about the specific fees you will pay each year based on the options you elected.

Charges and Deductions
	Annual Fee	Minimum	Maximum
	Base Contract	1.44%(1)	1.44%(1)
	Fund fees and expenses	0.42%(2)	2.54%(2)
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.15%(3)	0.15%(4)

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract,  which could result in the assessment of  CDSCs that substantially increase costs.

	Lowest Annual Cost:	Highest Annual Cost:(5)
	$1,604	$3,279
Assumes: • Investment of $100,000 • 5% annual appreciation • Least expensive Fund fees and expenses • No optional benefits • No CDSC • No additional Purchase Payments, transfers, or withdrawals

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Most expensive combination of optional benefits and Fund Fees and expenses

•

No CDSC

•

No additional Purchase Payments, transfers, or withdrawals

(1)	Represents the mortality and expense risk charge and administrative charge (charged as a percentage of average account value in the Separate Account on an annualized basis) and the annual contract maintenance charge (a fixed dollar amount that may be waived for certain Contract Value amounts) collected during the Contract Year that are attributable to the Contract divided by the total average net assets that are attributable to the Contract.
(2)	As a percentage of the daily value of the Contract Value allocated to the Funds on an annualized basis.
(3)	This charge is the lowest current charge for the optional benefit available with this contract. It is the current charge for the Ratchet Death Benefit.
(4)	This charge is the highest current charge for the optional benefit available with this contract. It is the current charge for the Ratchet Death Benefit.
(5)	The calculation of the highest annual cost assumes election of the Ratchet Death Benefit.

	RISKS	LOCATION IN PROSPECTUS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Is This a Short-Term Investment?

No.

•

This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

•

CDSCs may apply for up to seven years following your last Purchase Payment.

•

If CDSCs apply, they will reduce the value of your Contract if you withdraw money during that time. The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon.

•

Withdrawals may result in income taxes and premature distribution taxes.

Principal Risks of Investing in the Contract
What are the Risks Associated with the Investment Options?
•

An investment in this Contract is subject to the risk of poor investment performance of the Funds you choose and can vary depending upon the performance of the Funds available under the Contract.

•

Each Fund and fixed account has its own unique risks.

•

You should review the investment options, including prospectuses for the available Funds and the terms of any fixed account, before making an investment decision.

Principal Risks of Investing in the Contract
What are the Risks Related to the Insurance Company?
•

An investment in the Contract is subject to the risks related to the Depositor (C.M. Life). Any obligations (including under any fixed account), guarantees, and benefits of the Contract are subject to the claims-paying ability of C.M. Life. If C.M. Life experiences financial distress, it may not be able to meet its obligations to you. More information about C.M. Life, including its financial strength ratings, is available by request by calling (800) 272-2216 or by visiting www.MassMutual.com/ratings.

Principal Risks of Investing in the Contract

	RESTRICTIONS	LOCATION IN PROSPECTUS
Are There Restrictions on the Investment Options?

Yes.

•

Currently, there is no charge when you transfer Contract Value among investment options. However,  C.M. Life reserves the right to assess a charge equal to the lesser of $20 or 2% of the amount transferred for each transfer after the first 12 in a single calendar year.

•

C.M. Life reserves the right to remove or substitute Funds as investment options that are available under the Contract.

•

We reserve the right to limit transfers if frequent or large transfers occur.

•

We reserve the right to reject subsequent Purchase Payments into the DCA Fixed Account to establish a DCA Fixed Account Term or into a current DCA Term.

•

You may not transfer  your Contract Value in a DCA Fixed Account to The Fixed Account.

•

Transfers from The Fixed Account to the Funds are subject to certain restrictions.

General Information about C.M. Life Insurance Company, the Separate Account and the Investment Options – The Funds
Transfers and Transfer Programs
Transfers and Transfer Programs – Transfers During the Accumulation Phase

Are There Any Restrictions on Contract Benefits?

Yes.

•

The Annual Ratchet Death Benefit was only available if the Contract Owner purchased a Contract on or after May 1, 2000 and was under Age 80.

•

Withdrawals may negatively impact the Annual Ratchet Death Benefit.

Death Benefit – Ratchet Death Benefit

	TAXES	LOCATION IN PROSPECTUS
What are the Contract’s Tax Implications?
•

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.

•

If your Contract is funding a qualified retirement plan or individual retirement annuity (IRA), you do not receive any additional tax deferral.

•

Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay an additional income tax if you take a withdrawal before age 59½. Earnings for this purpose consist of Contract Value in excess of your after-tax investment (cost basis) in the Contract.

Taxes

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
How are Investment Professionals Compensated?
•

Your registered representative may have received compensation, in the form of commissions, for selling this Contract to you. If your registered representative is also a MassMutual insurance agent, they are also eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (Contract retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans.

•

Sales of the Contract may have helped these registered representatives and their supervisors qualify for such benefits.

•

This conflict of interest may have influenced your registered representative to offer or recommend this Contract over another investment.

Other Information – Distribution
Should I Exchange my Contract?
•

Because the Contract is no longer sold, you would not be affected by a scenario in which you are asked to replace an existing annuity contract you own with a new purchase of this Contract. However, in general you should be aware that some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. Thus, in general, you should only exchange your annuity contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate your existing contract, that it is preferable for you to purchase the new annuity rather than continue to own the existing annuity.

N/A

Additional Information about Fees

The following tables describe the fees and expenses you pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page  for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or you transfer the Contract Value between investment options. State Premium Taxes may also be deducted.

Transaction Expenses	Maximum	Current
Contingent Deferred Sales Charge (CDSC)(1)	7%	7%
(1)	The CDSC percentage charged is based on the “age” of the Purchase Payment(s) being withdrawn or applied to certain Annuity Options (i.e., the number of full years from application of the Purchase Payment).
The CDSC percentage decreases over time in the following manner: 7% in year 1, 6% in year 2, 5% in year 3, 4% in year 4, 3% in year 5, 2% in year 6, 1% in year 7, and 0% in year 8 or later.

Transfer Fee During the Accumulation Phase	12 free transfers per calendar year; thereafter, the lesser of $20 or 2% of the amount transferred.	$0

The next table describes fees and expenses you will pay each year during the time you own the Contract, not including underlying Fund fees and expenses.

If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Charges	Maximum	Current
Administrative Expenses	$60(1)	$30(1)
Base Contract Expenses (as a percentage of average account value)	1.50% (2)	1.40% (2)
Optional Benefit Expenses
Ratchet Death Benefit (deducted quarterly from your Contract Value)
if you were Age 60 or less when we issued the Contract	0.35% (3)	0.15% (4)
if you were Age 61 through 70 when we issued the Contract	0.50% (3)	0.15% (4)
if you were Age 71 or older when we issued the Contract	0.70% (3)	0.15% (4)
(1)	This represents the annual contract maintenance charge. Currently waived if Contract Value is $50,000 or greater when we are to assess the charge, although we reserve the right to raise this to $100,000 as stated in the Contract.
(2)	The Base Contract Expenses represent the sum of the mortality and expense risk charge and the administrative charge. The current mortality and expense risk charge is 1.25% annually and the current administrative charge is 0.15% annually. The maximum mortality and expense risk charge is 1.25% annually and the maximum administrative charge is 0.25% annually. These charges are a percentage of average account value in the Separate Account on an annualized basis.
(3)	The charge is a percentage on an annual basis of the daily value of your Contract Value allocated to the Funds.
(4)	The charge is a percentage on an annual basis of the daily value of your Contract Value allocated to the Funds and the fixed accounts, unless that charge exceeds the maximum charge, in which case the charge is the maximum charge.

The next item shows the minimum and maximum operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of Funds available under the Contract, including their annual expenses, may be found in Appendix A.

Annual Fund Operating Expenses

Charge	Minimum	Maximum
Range of annual Fund operating expenses (including management fees, distribution and/or service (12b-1) fees and other expenses).(1)	0.42%	2.54%
(1)	The Fund expenses used to prepare this item were provided to us by the Funds. We have not independently verified such information provided to us by Funds that are not affiliated with us.

The information above describes the fees and expenses you pay related to the Contract. For information on compensation we may receive from the Funds and their advisers and sub-advisers, see “General Information about C.M. Life Insurance Company, the Separate Account and the Investment Options – Compensation We Receive from Funds, Advisers and Sub-Advisers.” For information on compensation we pay to broker-dealers selling the Contract, see “Distribution.”

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other contracts that offer variable options. These costs include Contract Owner transaction expenses, annual Contract fees, and Fund fees and expenses.

The examples assume all Contract Value is allocated to the Funds. Your costs could differ from those shown below if you invest in the fixed account option.

Example I assumes that you withdraw all your Contract Value at the end of each year shown.

Example II assumes you do not withdraw any Contract Value at the end of each year shown, or that you decide to begin the Income Phase at the end of each year shown and we do not deduct a Contingent Deferred Sales Charge. (Currently the Income Phase is not available until 30 days after you purchase your Contract.)

Both Example I and Example II assume:

•	that you invest $100,000 in the Contract for the time periods indicated,

•	that you allocate it to a Sub-Account that has a 5% gross return each year,

•	that you elected the Ratchet Death Benefit and you were at least Age 71, and not yet Age 80 or older when we issued the Contract,

•	that either the current or maximum fees and expenses in the “Additional Information About Fees” tables apply, and

•	that you selected one of two Sub-Accounts:

○	the one that invests in the Fund with the maximum operating expenses; or

○	the one that invests in the Fund with the minimum operating expenses.

Examples Using Maximum Expenses

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-Account with maximum operating expenses	$11,040	$18,757	$26,524	$47,958	$4,740	$14,257	$23,824	$47,958
Sub-Account with minimum operating expenses	$8,920	$12,549	$16,364	$29,192	$2,620	$8,049	$13,739	$29,192

Examples Using Current Expenses

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-Account with maximum operating expenses	$10,390	$16,882	$23,526	$42,616	$4,090	$12,382	$20,826	$42,616
Sub-Account with minimum operating expenses	$8,270	$10,591	$12,982	$22,615	$1,970	$6,091	$10,465	$22,615

We estimate that the annual contract maintenance charge under the current expenses and maximum expenses would be $0 or, as a percentage, 0.00%

The examples do not reflect any Premium Taxes. However, Premium Taxes may apply.

The examples should not be considered a representation of past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. The assumed 5% annual rate of return is hypothetical. Actual returns may be greater or less than the assumed hypothetical return.

Principal Risks of Investing in the Contract

There are risks associated with investing in the Contract.

Market Risk.

You can lose money in a variable annuity, including potential loss of your entire amount invested. The value of your investment and any returns will depend on the performance of the Funds you select. Those Funds could decline in value very significantly, and the risk of loss varies with each Fund. You bear the risk of any decline in your Contract Value   resulting from the poor performance of the Funds you have selected. The investment risks are described in the prospectuses for the Funds.

Early Withdrawal Risk. Variable annuities are not a short-term investment vehicle. The  CDSC may apply for a number of years, so the Contract should only be purchased for the long-term. Under some circumstances, you may receive less than the sum of your Purchase Payments. In addition, full or partial withdrawals will be subject to income tax to the extent that they consist of earnings and may be subject to a 10% additional income tax if taken before age 59½. Accordingly, you should carefully consider your income and liquidity needs before purchasing a Contract. Additional information about these risks appear in “Important Information You Should Consider About the Contract,” “Withdrawals,” and “Taxes.”

Contract Benefits Risk. If you have elected the Annual Ratchet Death Benefit, you will decrease your ratchet death benefit if you make a partial withdrawal. If you make a withdrawal, the annual ratchet death benefit is equal to the most recently calculated annual ratchet death benefit, minus an adjustment for the withdrawal.

Insurance Company Risk. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promise that exceed the value of the assets in the Separate Account. Similarly, our experiencing financial difficulty could interfere with our ability to fulfill our obligations under the fixed accounts and other General Account obligations.

Contract  Changes Risk. We reserve the right to limit transfers. We also reserve the right to remove or substitute Funds as investment options available under the Contract. We may impose limits on the minimum and maximum amounts that you may invest or other transaction limits that may limit your use of the Contract.

Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the Contract, and prior to age 59½ an additional income tax may apply to the taxable portion of the withdrawal. In addition, even if the Contract is held for years before any withdrawal is made, earnings are taxable as ordinary income rather than capital gains. Earnings for this purpose consist of Contract Value in excess of your after-tax investment in the Contract.

Cybersecurity and Certain Business Continuity Risks.  The Company relies on its parent, MassMutual, for various operating and administrative services including computer systems. MassMutual’s operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, MassMutual must commit significant resources to maintain and enhance its existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If MassMutual fails to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, MassMutual cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.

For additional detail regarding cybersecurity and related risks, please see “Other Information – Computer System, Cybersecurity, and Service Disruption Risks” in this prospectus.

General Information about C.M. Life Insurance Company, the Separate Account and the Investment Options

The Company

C.M. Life Insurance Company (C.M. Life) is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, MassMutual Strategic Distributors, Institutional Solutions and Worksite.

MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001. C.M. Life’s home office is located at 200 Great Pond Drive, Suite 150, Windsor, Connecticut 06095.

Financial Condition of the Company

We use General Account assets for many purposes, including to pay death benefits, Annuity Payments, withdrawals and transfers from any fixed account and to pay amounts we provide to you through any elected additional feature that are in excess of your Contract Value allocated to the Separate Account. Any amounts that we may be obligated to pay under the Contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent they exceed our liabilities under the Contract and other contracts we issue that are funded by the Separate Account.

We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the General Account.

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our General Account to our insurance policies and financial products. We monitor our reserves so that we hold sufficient amounts to cover actual or expected contract and claims payments. In addition, we hedge our investments in our General Account and may require that purchasers of certain of our variable insurance products allocate Purchase Payments and Contract Value according to specified investment requirements. Even with these safeguards in place, there are risks to purchasing any insurance product and there is no guarantee that we will always be able to meet our claims-paying obligations.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion if the insurer suffers a financial setback because of the inherent risks in the insurer’s operations. These risks include losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets – e.g., bonds, mortgages, general real estate investments, and stocks – as well as the loss in market value of these investments.

We continue to evaluate our investment portfolio to mitigate market risk and actively manage the investment in that portfolio.

The C.M. Life financial information in the SAI includes a more detailed discussion of the risks inherent in our General Account assets. We encourage both existing and prospective Contract Owners to read and understand our financial statements.

The Separate Account

We established C.M. Life Multi-Account A (Separate Account) as a separate account under Connecticut law on August 3, 1994. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (1940 Act).

The Separate Account holds the assets that underlie the Contracts (and certain other contracts that we issue), except any assets allocated to our General Account. We keep the Separate Account assets separate from the assets of our General Account and other Separate Accounts. The Separate Account is divided into Sub-Accounts, each of which invests exclusively in a single Fund.

We own the assets of the Separate Account. We credit gains to, or charge losses against, the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets may not be used to pay any of our liabilities other than those arising from the Contracts (or other contracts that we issue and that are funded by the Separate Account). If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

The obligations of the Separate Account are not our generalized obligations and will be satisfied solely by the assets of the Separate Account. We are obligated to pay all amounts promised to investors under the Contract.

The Fixed Accounts

In most states, we offer three fixed accounts as investment options:  two Fixed Accounts for Dollar Cost Averaging (DCA Fixed Accounts) and The Fixed Account (collectively, the fixed accounts).  See “Appendix F – State Variations of Certain Contract Features.”  The fixed accounts are investment options within our General Account. Information regarding the fixed accounts, including its name, its term, and its minimum guaranteed interest rate, is available in an appendix to this Prospectus. See “Appendix A – Investment Options Available Under the Contract.”

Purchase Payments allocated to the fixed accounts and transfers to the fixed accounts become part of our General Account which supports insurance and annuity obligations. The General Account has not been registered under the Securities Act of 1933 (1933 Act) nor is the General Account registered under the 1940 Act because of exemptive and exclusionary provisions. Accordingly, neither the General Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed accounts or the General Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

DCA Fixed Accounts

Each DCA Fixed Account is a fixed account from which assets are systematically transferred to any Fund(s). You may not transfer your Contract Value in a DCA Fixed Account to The Fixed Account. During the Accumulation Phase, you may choose to have your Purchase Payments allocated to a DCA Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.

Currently, you have a choice of two DCA Fixed Accounts:

(1)	DCA Fixed Account with a DCA Term of 6 months; or

(2)	DCA Fixed Account with a DCA Term of 12 months.

To the extent permitted by law, we reserve the right to change the duration of the DCA Terms in the future. Your DCA Term will terminate upon payment of the death benefit. You may only participate in one DCA Fixed Account at a time.

How to Participate in the DCA Fixed Account

To participate in the DCA Fixed Account you must apply a new Purchase Payment of $5,000 or greater to a DCA Term or provide us with evidence satisfactory to us that you will apply $5,000 or more to a DCA Term via transfer(s) from another financial institution. Purchase Payments which originate from an annuity contract issued by us or certain of our affiliates cannot be allocated to a DCA Fixed Account. We reserve the right to reject Purchase Payments. You cannot transfer current Contract Value into the DCA Fixed Account. The first DCA transfer will occur five Business Days after we receive all or a portion of the Purchase Payment into the DCA Fixed Account.

You may apply additional Purchase Payments to the current DCA Term. Those additional Purchase Payments will be added to the amount in the current DCA Term and will participate only in the remaining period of the current DCA Term.

We make scheduled monthly transfers from the DCA Fixed Account. The first transfer will occur five Business Days after we receive your payment allocated to the DCA Fixed Account and a completed DCA Fixed Account election form. You may not take partial withdrawals from the DCA Fixed Account.

You may make a one-time transfer of your remaining Contract Value in the DCA Fixed Account into any of the Fund(s), prior to the expiration of your DCA Term. Your transfer will be effective on the Business Day we receive, in Good Order, your Written Request or telephone request at our Service Center. Our Business Day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. If we receive your transfer request in Good Order at our Service Center on a Non-Business Day or after our Business Day closes, your transfer request will be effective on the next Business Day. We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

If you elect to make an allocation to a DCA Fixed Account, but your Annuity Date will occur prior to the end of that DCA Term, your DCA Term will expire early. It will expire on your Annuity Date. We will transfer any Contract Value remaining in the DCA Fixed Account on your Annuity Date in accordance with your DCA Fixed Account transfer instructions in effect at that time. No amounts will remain in the DCA Fixed Account after your Annuity Date.

We periodically set the interest rate we credit to the DCA Fixed Account. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your Contract. Information regarding the DCA Fixed Account is available in an appendix to this Prospectus. See “Appendix A – Investment Options Available Under the Contract” for the applicable minimum guaranteed interest rate. The interest rate you will receive for the entire DCA Term is the interest rate in effect on the date your DCA Term begins. We guarantee the interest rate for the full DCA Term.

The Fixed Account

You may allocate Purchase Payments to The Fixed Account. You can also make transfers of your Contract Value into The Fixed Account. You do not participate in the investment performance of the assets in The Fixed Account. Instead, we credit your Contract with interest at a specified rate that we declare in advance. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your Contract. We reserve the right to change the minimum guaranteed interest rate for newly issued Contracts, subject to applicable state law.

The Funds

Information about each Fund, including its name, type or investment objective, investment adviser(s), expenses and performance is available in an appendix to this Prospectus. See “Appendix A – Investment Options Available Under the Contract.” There is no assurance that any of the Funds will achieve their stated objectives. Contract Value allocated to a Sub-Account will vary based on the investment experience of the corresponding Fund in which the Sub-Account invests. There is a risk of loss of the entire amount invested.

These Funds are only available to insurance company separate accounts and qualified retirement plans, are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names and investment goals and policies that are sold directly to the public. While a Fund may have many similarities to these other publicly available mutual funds, you should not expect the investment results of the Fund to be the same as the investment results of those publicly available mutual funds. We do not guarantee or make any representation that the investment results of the Funds will be comparable to the investment results of any other mutual fund, even a mutual fund with the same investment adviser or manager.

The prospectus for each Fund contains more detailed information about the Fund. You may obtain copies of the Fund prospectuses by contacting our Service Center. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Fund prospectus.

Addition, Removal, Closure or Substitution of Funds

We have the right to change the Funds offered through the Contract, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain Contract Owners. Examples of possible changes include: adding new Funds or fund classes; removing existing Funds or fund classes; closing existing Funds or fund classes; or substituting a Fund with a different Fund. New or substitute Funds may have different fees and expenses. We will not add, remove, close or substitute any shares attributable to your interest in a Sub-Account without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of contracts to which your Contract belongs.

Conflicts of Interest

The Funds available with the Contract may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of C.M. Life. Although we do not anticipate any disadvantages to this, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the Funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect owners and payees, including withdrawing the Separate Account from participation in the Funds involved in the conflict or substituting shares of other funds.

We do not recommend or endorse any particular Fund, and we do not provide investment advice. You are responsible for choosing the Funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. You bear the risk of any decline in your Contract Value resulting from the performance of the Funds that you choose.

Selection of Funds

When we select the Funds offered through the Contract, we consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capabilities and qualifications of each investment firm. We may also consider whether the Fund, its service providers (e.g., the investment adviser or sub-advisers), or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for sales of the Contracts. (For additional information on these arrangements, see the section below entitled “Compensation We Receive from Funds, Advisers and Sub-Advisers.”) We review the Funds periodically and may remove a Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocation from Contract Owners.

Compensation We Receive from Funds, Advisers and Sub-Advisers

Compensation We Receive from Advisers and Sub-Advisers

We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the Funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the Contract and in providing services on behalf of the Funds in our role as intermediary to the Funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that Fund that are attributable to the variable annuity and variable life insurance products issued by us and certain of our insurance affiliates that offer the particular Fund. These percentage rates differ, but currently do not exceed 0.25%.

Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation may not be reflected in a Fund’s expenses because this compensation may not be paid directly out of a Fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (see the Funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by us. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds. For a list of the Funds whose advisers and sub-advisers currently pay such compensation, visit www.MassMutual.com/legal/compensation-arrangements or call our Service Center.

Compensation We Receive from Funds

We and certain of our affiliates also receive compensation from certain Funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of the Fund’s assets and may be as much as 0.25% of the average net assets of an underlying Fund which are attributable to variable contracts issued by certain of our insurance affiliates. An investment in a Fund with a 12b-1 fee will increase the cost of your investment in the Contract.

Voting Rights

We are the legal owner of the Fund shares. When a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain, from you and other Contract Owners, instructions as to how to vote those shares.

When we receive those instructions, we will vote all the shares for which we do not receive voting instructions in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of Contract Owners controlling the outcome of a vote. If we determine that we are no longer required to vote shares in accordance with Contract Owner instructions, we will vote the shares in our own right.

During the Accumulation Phase, we determine the number of shares you may vote by dividing your Contract Value in each Fund by $100, including fractional shares. You do not have any voting rights during the Annuity Phase.

We may, when required by state insurance regulatory authorities, disregard voting instructions, if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objective of a Fund or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require a change in the investment policy or investment adviser of one or more of the available Funds. Our disapproval of such change must be reasonable and based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Fund’s objectives and purpose. If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action.

Charges and Deductions

This section describes the charges and deductions we make under the Contract to compensate us for the services and benefits we provide, costs and expenses we incur and risks we assume. We may profit from the charges deducted and we may use any such profits for any purpose, including payment of marketing and distribution expenses. These charges and deductions reduce the return on your investment in the Contract.

Insurance Charges

Each Business Day we deduct our insurance charges from the assets of the Separate Account. This charge is calculated based on a percentage of the daily value of the assets invested in each Fund, after Fund expenses are deducted. We do this as part of our calculation of the value of the Accumulation Units and the annuity units. The insurance charge has two parts:

•	the mortality and expense risk charge; and

•	the administrative charge.

Mortality and Expense Risk Charge

The mortality and expense risk is for:

•	the mortality risk associated with the insurance benefits provided, including our obligation to make Annuity Payments after the Annuity Date regardless of how long all Annuitants live, the death benefits, and the guarantee of rates used to determine your Annuity Payments during the Income Phase; and

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the Contract.

We cannot increase the mortality and expense risk charge.

Mortality and Expense Risk Charge
When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
Daily as a percentage of the daily value of the assets invested in each Sub-Account	1.25%	1.25%

For all Contracts, if the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the Contract. If the mortality and expense risk charge is not sufficient cover the mortality and expense risk, we will bear the loss.

Administrative Charge

This charge reimburses us for the expenses associated with the administration of the Contract and the Separate Account. Some of these expenses are: preparation of the Contract, confirmations, annual reports and statements, maintenance of Contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. If we increase this charge, we will give you 90 days prior notice.

Administrative Charge
When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
Daily as a percentage of the daily value of the assets invested in each Sub-Account	0.15%	0.25%

Annual Contract Maintenance Charge

This charge reimburses us for the costs of maintaining the Contract. We will deduct the annual contract maintenance charge proportionately from the Sub-Account(s) you have selected. If we increase this charge, we will give you 90 days prior notice.

Annual Contract Maintenance Charge
Contract Value at Time Charge is Deducted	When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
Less than $50,000	On each Contract Anniversary and full withdrawal	$30	$60
$50,000 or more(1)	Not applicable	$0	$0
(1)	We reserve the right to increase the Contract Value amount at which we will waive this charge to $100,000 as provided by the Contract.

If you make a total withdrawal from your Contract, and the Contract Value is less than $50,000, we will deduct the full annual contract maintenance charge. If your Contract enters the Income Phase on a date other than its Contract Anniversary and the Contract Value is less than $50,000, we will deduct a pro rata portion of the charge.

The maximum charge may vary by state.  See “Appendix F – State Variations of Certain Contract Features.”

Transfer Fee

Although there is currently no charge to transfer Contract Value among the Sub-Accounts and the fixed accounts, the Company reserves the right to charge $20 per transfer or 2% of the amount that is transferred, whichever is less, in excess of 12 during a single Contract Year. The Company will exercise this right if a significant increase in transfer activity by Contract Owners leads to an increase in costs to administer the Contract.

During the Income Phase, we allow six transfers each calendar year, and they are not subject to a transfer fee.

Transfer Fee
	When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
During the Accumulation Phase Only	Upon each transfer	$0	$20 per transfer or 2% of the amount that is transferred, whichever is less.

Contingent Deferred Sales Charge (CDSC)

We do not deduct a sales charge when we receive a Purchase Payment. However, we may assess a CDSC for withdrawals that exceed the free withdrawal amount. Additionally, in most states, we may assess a Contingent Deferred Sales Charge on amounts applied to Annuity Option E or F.  See “Appendix F – State Variations of Certain Contract Features.”  We use this charge to cover certain expenses relating to the sale of the Contract. The charge is a percentage of the Purchase Payments you withdraw that exceed the free withdrawal amount.

If we assess a CDSC, we will deduct it from the amount you withdraw or apply to Annuity Option E or F.

Each Purchase Payment has its own CDSC schedule. The amount of the charge depends on the amount of the Purchase Payments, the length of time since you made the Purchase Payments, and the amount of your withdrawal or, if applicable, the amount you apply to Annuity Option E or F.

The Contingent Deferred Sales Charge is assessed as follows:

CDSC
Year Since Purchase Payment was Accepted	Charge
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 and later	0%

See “Appendix C – Contingent Deferred Sales Charge (CDSC) Example.”

After your Purchase Payment has been in the Contract for seven years, there is no charge when you withdraw the Purchase Payment. Each Purchase Payment has its own seven-year sales charge period. We take withdrawals first from earnings, and then from Purchase Payments. For purposes of the Contingent Deferred Sales Charge, we treat withdrawals as coming from the oldest Purchase Payments first.

In addition to the free withdrawals described later in this section, we will not impose a CDSC under the following circumstances.

•	Upon payment of the death benefit.

•	On amounts withdrawn as RMDs, to the extent they exceed the free withdrawal amount. In order to qualify for this exception, the annual RMD must be calculated by us, based solely on the fair market value of the Contract. If you choose to take withdrawals from the Contract to satisfy your RMDs for other qualified assets, a CDSC may apply.

•	Upon application of the Contract Value to any Single Life or Joint and Survivor Life Annuity Option, or to a Period Certain Annuity under Annuity Option E of at least ten years.

•	If you redeem excess contributions from a plan qualifying for special income tax treatment. These types of plans are referred to as qualified plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•	Under a replacement program offered by us, when the Contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A CDSC may apply to the contract received in the exchange. A reduced CDSC schedule may apply under the Contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for the Contract. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Service Center.

•	If you are eligible for waiver of the CDSC due to your election of the Terminal Illness Withdrawal Benefit described in “Additional Benefits.”

•	If you apply your entire Contract Value to purchase a single premium immediate life annuity or a fixed deferred annuity issued by us or one of our affiliates, subject to certain restrictions.

•	On any withdrawals made or amounts applied to an Annuity Option when you reach the latest permitted Annuity Date for your Contract.

Free Withdrawals

You may withdraw, without incurring a Contingent Deferred Sales Charge, the greater of:

•	the part of your Contract Value that is attributable to positive investment results, if any, on the date of withdrawal; or

•	10% of Purchase Payments made to your Contract as of the date of withdrawal reduced by any free withdrawal(s) you previously took during the current Contract Year.

We take withdrawals first from any positive investment results, if any, and then from Purchase Payments. If you withdraw an amount which exceeds your investment gain, we will reduce the amount of your remaining Purchase Payments. We will calculate the Contingent Deferred Sales Charge based on your oldest Purchase Payments first.

Any unused free withdrawal amount(s) during any particular Contract Year may not be carried over to any succeeding Contract Year.

See “Appendix B – Free Withdrawal Amount (FWA) Examples.”

Premium Taxes

Some states and other governmental entities charge Premium Taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction for them from your Contract Value, or we may adjust the annuity rates for Premium Tax assessed. Some of these taxes are due when your Contract is issued, others are due when Annuity Payments begin. Currently we do not charge you for these taxes until you begin receiving Annuity Payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium Taxes generally range from 0% to 3.5%, depending on the state.

Income Taxes

We will deduct from the Contract any income taxes which we incur because of the operation of the Separate Account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Account purchases shares of the Funds at net asset value. The net asset value of each Fund reflects investment management fees and other expenses already deducted from the assets of the Fund. In addition, one or more of the Funds available as an investment option may pay a distribution fee out of the Fund’s assets to us known as a 12b-1 fee. Any investment in one or more of the Funds with a 12b-1 fee will increase the cost of your investment in the Contract. Please refer to the Fund prospectuses for more information regarding these expenses.

Ownership

Contract Owner

In this prospectus, “you” and “your” refer to the Contract Owner. The Contract Owner is named at the time you apply for a Contract. The Contract Owner can be an individual or non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities). We will not issue a Contract to you if you have passed Age 85 as of the date we proposed to issue the Contract.

If your Contract is non-qualified and owned by a non-natural person, the Contract will generally not be treated as an annuity for tax purposes. This means that gain in the Contract will be taxed each year while the Contract is in the Accumulation Phase. This treatment is not generally applied to a Contract held by a trust or other entity as an agent for a natural person. Before purchasing a Contract to be owned by a non-natural person or before changing ownership on an existing Contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact. See “Taxes – Non-Natural Owner.”

As the Contract Owner of the Contract, you exercise all rights under the Contract. The Contract Owner names the Beneficiary. You may change the Contract Owner of the Contract at any time prior to the Annuity Date by sending written authorization on our form, in Good Order, to our Service Center. If you change the Contract Owner, the change is subject to our approval. Changing the Contract Owner may result in tax consequences. On and after the Annuity Date, you continue as the Contract Owner.

Contracts under qualified plans, including section 457 deferred compensation plans, generally must be held by the plan sponsor or plan trustee. Except for TSAs, Keogh plans, and Individual Retirement Annuities (IRAs), an individual cannot be the Contract Owner under a Contract held to fund a qualified plan. Therefore, the individuals covered by the qualified plan have no ownership rights.

Joint Owner

Non-Qualified Contracts can be owned by Joint Owners. Unless prohibited by state law, only you and your spouse can be Joint Owners. We will not issue a Contract to you if either proposed Joint Owner has passed Age 85 as of the date we proposed to issue the Contract. If there are Joint Owners, we require authorization from both Joint Owners for all transactions.

Annuitant

The Annuitant is the person on whose life we base Annuity Payments. You designate the Annuitant at the time of application. We will not issue a Contract to you if the proposed Annuitant has passed Age 85 as of the date we proposed to issue the Contract. You may change the Annuitant before the Annuity Date, subject to our approval. However, the Annuitant may not be changed on a Contract owned by a non-natural person unless the Contract was issued under a plan pursuant to IRC Section 401(a), 408(a), 408(b) or 408A. We will use the Age of the Annuitant to determine all applicable benefits under a Contract owned by a non-natural person.

Beneficiary

The Beneficiary is the person(s) or entity(ies) you name to receive any death benefit. You name the Beneficiary at the time of application. You may change the Beneficiary at any time before you die. You may name an irrevocable Beneficiary(ies). In that case, a change involving the irrevocable Beneficiary requires the consent of the irrevocable Beneficiary. If an irrevocable Beneficiary is named, the Contract Owner retains all other contractual rights.

If you are married and your Contract is issued under an ERISA plan, your ability to name a primary Beneficiary other than your spouse is restricted.

Beneficiary IRA

Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the Required Minimum Distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, an “Eligible Designated Beneficiary” may generally establish a Beneficiary IRA by either purchasing a new annuity contract or, in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA continue to be tax-deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.

If the IRA owner or plan participant died on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), an individual designated beneficiary, and certain trusts as beneficiary, are treated as Eligible Designated Beneficiaries, and can elect to take distributions over their life expectancy (life expectancy of the oldest trust beneficiary).

However, if the IRA owner or plan participant dies on or after January 1, 2020 (on or after January 1, 2022 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), only certain designated beneficiaries are treated as Eligible Designated Beneficiaries, and we will only offer the Beneficiary IRA  payout option to a designated beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant or IRA owner or, (2) is not more than 10 years younger than the deceased qualified plan participant or IRA owner. In the future, we may allow additional classes of Eligible Designated Beneficiaries to elect the Beneficiary IRA payout option. See “Death Benefit – Death Benefit Payment Options During the Accumulation Phase – Beneficiary IRA.”

Purchasing a Contract

We no longer sell the Panorama Premier variable annuity Contract. However, we do continue to administer existing Contracts, and you may continue making additional Purchase Payments to your Contract, subject to the limits described in this section.

Purchase Payments

The minimum amount we accepted for an initial Purchase Payment was:

•	$5,000 if you bought the Contract as a Non-Qualified Contract; or

•	$2,000 if you bought the Contract as a Qualified Contract.

If, when you applied for your Contract, you elected to make Purchase Payments under our automatic investment plan option, we allowed you to satisfy the minimum initial payment requirement by making 12 consecutive monthly payments of as little as:

•	$416.66 for a Non-Qualified Contract, or

•	$166.66 for a Qualified Contract.

You can make additional Purchase Payments by sending payments to one of our purchase payment processing centers:

•	by check that clearly indicates your name and Contract number mailed to:

First Class Mail MassMutual Panorama Premier Annuity Payment Services PO Box 74908 Chicago, IL 60675-4908	Overnight Mail MassMutual Panorama Premier Annuity Payment Services 5450 N. Cumberland Ave. Suite 100 Lockbox 74908 Chicago, IL 60656

•	by wire transfer to:

JP Morgan Chase Bank New York, New York ABA #021000021 C.M. Life Insurance Company Account #323956297 Reference: Annuity Contract #, Name: (Your Name)

You may also send Purchase Payments to our Service Center.

Additional Purchase Payments of less than $250 are subject to our approval.

The maximum total Purchase Payments we will allow without home office approval is based on your Age when we issued the Contract. The maximum amount is:

•	$1 million up to Age 75; or

•	$500,000 if older than Age 75.

If the Contract Owner is not a natural person, these Purchase Payment limits will apply to the Annuitant’s Age. If there are Joint Owners, Age refers to the oldest Contract Owner.

Age is as of the nearest birthday. For example, Age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

We have the right to reject any application or Purchase Payment.

Automatic Investment Plan (AIP)

Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making Purchase Payments to your Contract. Contact our Service Center for information regarding setting up an AIP and any restrictions regarding use of the AIP.

Allocation of Purchase Payments

When you purchased your Contract, we allocated your Purchase Payment among the investment options according to the allocation instructions you provided. If you make additional Purchase Payments, we will allocate them based on your current allocation instructions, unless you request a different allocation by sending us a Written Request.

Any allocations to the Sub-Accounts that invest in the Funds that you have selected must be in whole percentages and must total 100%.

If you add more money to your Contract by making additional Purchase Payments, we will credit these amounts to your Contract on the Business Day we receive them and all necessary information in Good Order at our Service Center or lockbox. If we receive your Purchase Payment at our Service Center or lockbox on a Non-Business Day or after the Business Day closes, we will credit the amount to your Contract effective the next Business Day. Our Business Day closes when the New York Stock Exchange (NYSE) closes, usually 4:00 p.m. Eastern Time.

Contract Value

Your Contract Value is the sum of your value in the Sub-Accounts and the fixed account(s).

The value of your investments in the Separate Account will vary depending on the investment performance of the Funds you choose. In order to keep track of your Contract Value in the Separate Account, we use a unit of measure called an Accumulation Unit.

During the Income Phase of your Contract, we call the unit an annuity unit if a variable Annuity Option is elected.

Accumulation Units

During the Accumulation Phase, Accumulation Units shall be used to account for all amounts allocated to or withdrawn from the Sub-Accounts as a result of Purchase Payments, withdrawals, transfers, or fees and charges. The Company will determine the number of Accumulation Units of a Sub-Account purchased or sold. This will be done by dividing the amount allocated to (or the amount withdrawn from) the Sub-Account by the dollar value of one Accumulation Unit of the Sub-Account as of the end of the Business Day during which the transaction is received in Good Order at our Service Center.

The Accumulation Unit value for each Sub-Account was arbitrarily set initially at $10. Subsequent Accumulation Unit values for each Sub-Account are determined for each day in which the New York Stock Exchange is open for business (Business Day) by multiplying the Accumulation Unit value for the immediately preceding Business Day by the net investment factor for the Sub-Account for the current Business Day.

The net investment factor for each Sub-Account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the Sub-Account for the current Business Day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current Business Day; less (iii) the cumulative charge or credit for taxes reserved which is determined by the Company to have resulted from the operation or maintenance of the Sub-Account.

B is the net asset value per share of the funding vehicle or portfolio held by the Sub-Account for the immediately preceding Business Day, minus the cumulative charge or credit for taxes reserved which is determined by C.M. Life to have resulted from the operation or maintenance of the Sub-Account as of the immediately preceding Business Day.

C is the cumulative charge since the immediately preceding Business Day for the insurance charges.

The Accumulation Unit value may increase or decrease from Business Day to Business Day.

Example:

On Monday we receive an additional Purchase Payment of $5,000 from you. You have told us you want this to go to the MML Managed Bond Sub-Account. When the NYSE closes on that Monday, we determine that the value of an Accumulation Unit for the MML Managed Bond Sub-Account is $13.90. We then divide $5,000 by $13.90 and credit your Contract on Monday night with 359.71 Accumulation Units for the MML Managed Bond Sub-Account.

Right to Cancel Your Contract

You have a right to examine your Contract (sometimes referred to as a free look period). If you change your mind about owning your Contract, you can cancel it within ten calendar days after receiving it. However, this time period may vary by state. When you cancel the Contract within this time period, we will not assess a CDSC. Unless your state has other requirements, you will receive back your Contract Value as of the Business Day we receive your Contract and your Written Request in Good Order at our Service Center, and your Contract will be terminated. If you purchase the Contract as an IRA, we will return the greater of your Purchase Payments less any withdrawals, or the Contract Value. Please see “Appendix F – State Variations of Certain Contract Features” for more information about state variations.

Sending Requests in Good Order

From time to time you may want to submit a request for transfer among investment options, a withdrawal, a change of Beneficiary, or some other action. We can only act upon your request if we receive it in “Good Order.” Generally, your request must include the information and/or documentation we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time. To help protect against unauthorized or fraudulent telephone instructions, we will use reasonable procedures to confirm that telephone instructions given to us are genuine. We may record all telephone instructions.

In addition to Written Requests, we may allow requests to our Service Center:

•	by fax at (866) 329-4272,

•	by email at ANNfax@MassMutual.com,

•	by telephone at (800) 272-2216, or

•	by internet at www.MassMutual.com.

Fax, telephone, email, or internet transactions may not always be available. Fax, telephone, email, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by fax, telephone, email, or the internet.

Transfers and Transfer Programs

General Overview

Generally, you can transfer all or part of your Contract Value among investment options. However, there are restrictions that are detailed later in this section. You can make transfers by Written Request, email, telephone, fax, or other authorized means. You must clearly indicate the amount and investment options from and to which you wish to transfer.

We reserve the right, at any time and without prior notice to any party, to terminate, suspend, or modify the transfer provisions of this Contract.

Your registered representative may provide us with instructions on your behalf involving Fund transfers subject to our rules and requirements, including the restrictions on frequent trading and market timing activities.

Your transfer is effective at the Close of Business on the Business Day we receive your Written Request, in Good Order, at our Service Center. If we receive your transfer request at our Service Center in Good Order on a Non-Business Day or after the Close of Business, your transfer request will be effective on the next Business Day.

Transfers During the Accumulation Phase

References to “The Fixed Account” pertain only to The Fixed Account and not the DCA Fixed Accounts. For DCA Fixed Account transfer rules see “General Information about C.M. Life Insurance Company, the Separate Account and the Investment Options – The Fixed Accounts – DCA Fixed Accounts.”

You may transfer all or part of your Contract Value allocated to a Sub-Account or The Fixed Account. You can make a transfer to or from any Sub-Account and to or from The Fixed Account. During the Accumulation Phase, we currently do not assess a transfer fee. However, we reserve the right to only allow 12 free transfers per calendar year and charge $20 or 2% of the amount that is transferred, whichever is less, for each additional transfer in excess of 12.

The following rules apply to any transfer during the Accumulation Phase:

•	Currently, the minimum amount which you can transfer is:

○	$100; or

○	the entire value in a Sub-Account, if less.

We reserve the right to impose a minimum transfer amount of $1,000. Currently, we do not require that a minimum balance remain in a Sub-Account after a transfer. However, we reserve the right to require that $1,000 remain in the Sub-Account after a transfer unless you transfer your entire Contract Value in the Sub-Account. We waive these requirements if the transfer is made in connection with the Automatic Rebalancing Program.

•	You must clearly indicate the amount and investment options from and to which you wish to transfer.

•	During any Contract Year, we limit transfers out of The Fixed Account to the greater of $30,000 or 30% of your Contract Value in The Fixed Account as of the end of the previous Contract Year. However, if you transfer 30% of your Contract Value in The Fixed Account for three consecutive Contract Years, your transfer in the fourth consecutive Contract Year may be for the entire amount in The Fixed Account, provided that you have not applied payments or transferred Contract Value into The Fixed Account from the time the first annual transfer was made. We measure a Contract Year from the anniversary of the day we issued your Contract.

Transfers out of The Fixed Account are done on a first-in, first-out basis. In other words, amounts attributed to the oldest Purchase Payments are transferred first; then amounts attributed to the next oldest Purchase Payments are transferred; and so on.

•	We consider The Fixed Account and a money market Fund to be “competing accounts.” Transfers between competing accounts are not allowed. For a period of 90 days following a transfer out of a competing account, no transfers may be made into the other competing account. In addition, for a period of 90 days following a transfer into a competing account, no transfers may be made out of the other competing account.

Transfers During the Income Phase

During the Income Phase, we allow six transfers each calendar year, and they are not subject to a transfer fee. You cannot transfer from the General Account to a Fund, but you can transfer from one or more Funds to the General Account once a Contract Year. The minimum amount which you can transfer is $1,000 or your entire interest in the Fund, if less. After a transfer, the minimum amount which must remain in a Fund is $1,000 unless you have transferred the entire value.

Transfer Programs

For detailed rules and restrictions pertaining to these programs and instructions for electing a program, contact our Service Center.

Overview

We currently offer the following transfer programs: Dollar Cost Averaging Program, Automatic Rebalancing Program, and Interest Sweep Option.

These programs are only available during the Accumulation Phase of your Contract. You may participate only in one of these programs at any one time.

You may not participate in these programs if you have a current election of a DCA Fixed Account.

Separate Account Dollar Cost Averaging Program

This program allows you to systematically transfer a set amount or percentage from a selected Sub-Account to any of the other Sub-Account(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.

Your Dollar Cost Averaging Program will terminate:

•	if you withdraw the total Contract Value;

•	upon payment of the death benefit;

•	if the last transfer you selected has been made;

•	if you apply your Contract Value to an Annuity Option;

•	if there is insufficient Contract Value in the selected Sub-Account to make the transfer; or

•	if we receive from you a Written Request or a request over the telephone at our Service Center to terminate the program prior to the next transfer date.

Automatic Rebalancing Program

Over time, the performance of each Sub-Account may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your Contract Value allocated to the Sub-Accounts in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Contract Value allocated to the fixed accounts cannot participate in the Automatic Rebalancing Program.

This program will terminate:

•	if you withdraw the total Contract Value;

•	upon payment of the death benefit;

•	if you apply your Contract Value to an Annuity Option;

•	if we receive any unscheduled transfer request; or

•	if we receive from you a Written Request or request over the telephone at our Service Center to terminate the program prior to the next transfer date.

Interest Sweep Option

Under this program, we will automatically transfer earnings from your Contract Value in The Fixed Account to any one Fund or combination of Funds that you select. By allocating these earnings to the Funds, you can pursue further growth in the value of your

Contract through more aggressive investments. However, the Interest Sweep Option does not assure a profit and does not protect against loss in declining markets.

This program will terminate:

•	if, as the result of a withdrawal, you no longer have Contract Value in The Fixed Account;

•	if, at time of transfer, no interest is available for transfer (for example, if the interest earned is required to cover Contract related charges or has been part of a partial withdrawal);

•	if you apply your Contract Value to an Annuity Option;

•	upon payment of the death benefit; or

•	if we receive from you a Written Request or request over the telephone at our Service Center to terminate the program prior to the next transfer date.

Limits on Frequent Trading and Market Timing Activity

The Contract and its investment options are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:

•	by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all Contract Owners and Beneficiaries under the Contract, including long-term Contract Owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of Contract Value among the Funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase the Contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by Contract Owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of Funds among the Sub-Accounts, there can be no assurance that we will be able to identify and curtail every instance of trading of those who trade frequently or those who employ a market timing strategy or those who act as intermediaries on behalf of such persons. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

In addition, some of the Funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the Funds may reflect lower performance and higher expenses across all Contracts as a result of undetected abusive trading practices.

If we, or any investment adviser to any of the Funds available with the Contract, determine that a Contract Owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the Contract Owner to submit transfer requests by regular mail only. We will not accept other Contract Owner transfer requests if submitted by overnight mail, fax, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the Fund. Orders for the purchase of Fund shares may be subject to acceptance by the Fund. Therefore, we reserve the right to reject, without prior notice, any Fund transfer request if the investment in the Fund is not accepted for any reason.

The Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe the Funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading or market timing policies established by the Fund.

Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a Fund on all Contracts owned by a Contract Owner whose trading activity under one variable Contract has violated a Fund’s frequent trading or market timing policy. If a Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in frequent trading or market timing activity, the Fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a Contract Owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a Contract Year; and

•	require the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund.

We will apply any restrictive action we take uniformly to all Contract Owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all Contract Owners.

The Income Phase

Overview

If you want to receive regular income from your annuity, you can elect to apply your Contract Value so that you can receive fixed and/or variable Annuity Payments under one of the Annuity Options described in this section. We may base Annuity Payments on the Age and sex of the Annuitant(s) under all options except Annuity Option E. We may require proof of Age and sex before Annuity Payments begin. Some states require us to use unisex rates.  See ‘‘Appendix F – State Variations of Certain Contract Features.’’

If your Contract Value is less than $2,000 on the Annuity Date, we will pay you a lump sum rather than a series of Annuity Payments. If any Annuity Payment is less than $100, we reserve the right to change the payment basis to equivalent quarterly, semi-annual, or annual payments.

Electing an Annuity Option

On the Annuity Date, we must have written instructions in Good Order at our Service Center regarding your Annuity Option choice, including whether you want fixed and/or variable payments.

If on the Annuity Date we do not have your instructions, we will assume you elected Option B with ten years of payments guaranteed. We will use Contract Value in the Funds to provide a variable portion of each Annuity Payment and Contract Value in The Fixed Account and the DCA Fixed Account, if any, to provide a fixed portion of each Annuity Payment. If your Contract is a Qualified Contract, we may default you to a different Annuity Option in order to comply with requirements applicable to qualified plans.

Annuity Payment Start Date

You can choose the day, month and year in which Annuity Payments begin; however, the day must be between the 1st and 28th day of the month. We call that date the Annuity Date. According to your Contract, your Annuity Date cannot be earlier than five years after you buy the Contract. However, we currently allow you to select an Annuity Date that is at least 30 days after you purchase your Contract.

You chose your Annuity Date when you purchased your Contract. After you purchased your Contract, you can request an earlier Annuity Date by Written Request. If you elect an Annuity Date earlier than your Latest Permitted Annuity Date, you can request that we delay your Annuity Date by Written Request or by telephone any time before or on the Annuity Date.

Latest Permitted Annuity Date

Annuity Payments must begin by the earlier of:

•	the 90th birthday of the Annuitant or oldest joint Annuitant;

•	your 90th birthday if you are not the Annuitant or the 90th birthday of the oldest Joint Owner; or

•	the latest date permitted under state law.

Upon Written Request we will defer the Annuity Date up to the 100th birthday.

Annuity Payments

On the Annuity Date, you will begin receiving Annuity Payments under the Annuity Option that you elected.

Fixed Annuity Payments

If you choose fixed payments, the payment amount will not vary. The amount of your Annuity Payments will depend upon the following:

•	the value of your Contract on the Annuity Date;

•	the Annuity Option you elect;

•	the Age and sex of the Annuitant or joint Annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your Contract;

•	the deduction of a Contingent Deferred Sales Charge (may be deducted under Annuity Options E and F only); and

•	the deduction of Premium Taxes, if applicable.

If the single premium immediate annuity rates offered by MassMutual on the Annuity Date are more favorable than the guaranteed rates listed in your Contract, those rates will be used.

Variable Annuity Payments

If you choose variable payments, the payment amount will vary with the investment performance of the Funds you elect. The first payment amount will depend on the following:

•	the value of your Contract on the Annuity Date;

•	the Annuity Option you elect;

•	the Age and sex of the Annuitant or joint Annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your Contract;

•	an assumed investment rate (AIR) of 4% per year;

•	the deduction of a Contingent Deferred Sales Charge (may be deducted under Annuity Options E and F only); and

•	the deduction of Premium Taxes, if applicable.

Future variable payments will depend on the performance of the Funds you elected. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your Annuity Payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your Annuity Payments will decrease. For additional information, see “Annuity Payments” in the Statement of Additional Information.

Annuity Unit Values

In order to keep track of the value of your variable Annuity Payments, we use a unit of measure called an annuity unit. The value of your annuity units will fluctuate to reflect the investment performance of the Funds you elected. We calculate the number of your annuity units at the beginning of the Income Phase. During the Income Phase, the number of annuity units will not change unless you make a transfer; make a withdrawal as permitted under certain Annuity Options; or you elect an Annuity Option with reduced payments to the survivor and those payments to the survivor commence.

Annuity Options

The available Annuity Options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After Annuity Payments begin, you cannot change the Annuity Option, the frequency of Annuity Payments, or make withdrawals, except as described under Annuity Options E and F.

RMDs for Qualified Contracts

In order to avoid adverse tax consequences, you should begin to take distributions from your Contract no later than the beginning date required by the IRC. These distributions can be withdrawals or Annuity Payments. The distributions should be at least equal to the minimum amount required by the IRC or paid through an Annuity Option that complies with the RMD rules of IRC Section 401(a)(9). If your Contract is an individual retirement annuity, the required beginning date is no later than April 1 of the calendar year after you reach the “applicable age” specified in IRC Section 401(a)(9)(C). If you  were born after December 31, 1950 and before January 1, 1960, your applicable age is 73. If you were born after December 31, 1959, your applicable age is 75. Previously, the age at which RMDs were required to begin was 70½ for those born before July 1, 1949, and 72 for those born after June 30, 1949 and before January 1, 1951. For qualified plans and tax-sheltered annuities, if you are still working for the sponsor when you reach the specified RMD age, you may defer RMDs until the year in which you retire. The option of deferring to retirement is not available if you are a 5% or greater owner of the employer sponsoring your qualified plan.

Limitations on Annuity Options

If you purchased the Contract as a Qualified Contract, the RMD rules that apply to annuitized Contracts during your lifetime may impose restrictions on which Annuity Option you may elect. In addition, in order to ensure that the Contract will comply with the RMD requirements that apply upon your death, you may not elect a joint and survivor Annuity Option with a non-spouse joint Annuitant who is more than 10 years younger than you. Furthermore, if your Contract is issued under an ERISA plan, and you are married when your Contract enters the Income Phase, your ability to elect certain Annuity Options may be limited and/or require spousal consent.

Annuity Options

We may consent to other plans of payment in addition to those listed, including a Joint and Last Survivor Annuity with Period Certain. For Qualified Contracts, if, upon the death of the Contract Owner (Annuitant if the Contract is owned by a non-natural person), there are Annuity Payments remaining, we may shorten the remaining payment period in order to ensure that payments do not continue beyond the 10 year post-death distribution period provided under IRC Section 401(a)(9), or beyond the Beneficiary’s life or life expectancy for certain classes of Beneficiaries, such as a spouse or an individual who is not more than 10 years younger than the decedent.

Lifetime Contingent Options (variable and/or fixed payments)
	Annuity Option A Life Income	Annuity Option B Life Income with Period Certain	Annuity Option C Joint and Last Survivor Annuity	Annuity Option D Joint and 2/3 Survivor Annuity
Number of Annuitants	One	One	Two	Two
Length of Payment Period	For as long as the Annuitant lives.	For a guaranteed period of either 5, 10 or 20 years or as long as the Annuitant lives, whichever is longer.	For as long as either Annuitant lives.	For as long as either Annuitant lives.
Annuity Payments After Death	None. All payments end upon the Annuitant’s death.

When the Annuitant dies, if there are remaining guaranteed payments, the Beneficiary(ies) may elect to continue receiving remaining guaranteed payments or the Beneficiary(ies) may elect a lump sum payment equal to the commuted value of the remaining guaranteed Annuity Payments.(1)

100% of the payment will continue during the lifetime of the surviving Annuitant. No payments will continue after the death of both Annuitants.

Payments will continue during the lifetime of the surviving Annuitant and will be computed on the basis of two-thirds of the Annuity Payment (or units) in effect during the joint lifetime. No payments will continue after the death of both Annuitants.

(1)	In the event that remaining Annuity Payments are commuted, we compute the value of the remaining guaranteed Annuity Payments at an interest rate determined by us. In some states, the commuted value may be subject to a CDSC. See “Appendix F – State Variations of Certain Contract Features.”

Non-Lifetime Contingent Options (variable and/or fixed payments)
	Annuity Option E Period Certain Annuity	Annuity Option F Special Income Settlement Agreement
Number of Annuitants	One	Determined in accordance with terms agreed upon in writing by both you and us.
Length of Payment Period	For a specified period no less than five years and no greater than 30 years.	Determined in accordance with terms agreed upon in writing by both you and us.
Withdrawal Option/ Switch Annuity Option

If, after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this Annuity Option at any time, you may elect to receive it in a lump sum or have it applied to another Annuity Option. If you so elect, your future payments will be adjusted accordingly.(1)

If we agree to pay you a variable Annuity Payment for a specified period of time under this Annuity Option, and after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this Annuity Option at any time, you may elect to receive it in a lump sum or have it applied to another Annuity Option. If you so elect, your future payments will be adjusted accordingly.(1)

Contingent Deferred Sales Charge

In most states, we will deduct a Contingent Deferred Sales Charge if you apply your Contract Value to Annuity Options E and F and the period certain is less than 10 years. If it is permitted in your state, but we do not deduct a Contingent Deferred Sales Charge at that time, we will deduct a Contingent Deferred Sales Charge if you subsequently request a commuted lump sum payment to yourself or a commuted value to apply to another Annuity Option.(1)

Annuity Payments After Death

When the Annuitant dies, if there are remaining guaranteed payments, the Beneficiary(ies) may elect to continue receiving remaining guaranteed payments or the Beneficiary(ies) may elect a lump sum payment equal to the commuted value of the remaining guaranteed Annuity Payments. We will not deduct a Contingent Deferred Sales Charge.(1)
We will waive the Contingent Deferred Sales Charge if you commence Annuity Payments because you have reached the Latest Permitted Annuity Date (see (1), (2) and (3) under “The Income Phase – Annuity Payment Start Date”).

(1)	In the event that remaining Annuity Payments are commuted, we compute the value of the remaining guaranteed Annuity Payments at an interest rate determined by us.

Benefits Available Under the Contract

The following table summarizes information about the benefits available under the Contract.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
Basic Death Benefit

Prior to you or the oldest Joint Contract Owner reaching Age 75, upon your death, we will pay your designated Beneficiaries the greater of (1) the Contract Value determined as of the Business Day we receive both due proof of death and an election of the payment method in Good Order at our Service Center; or (2) an amount based on your Purchase Payments less withdrawals and any applicable charges; or (3) your Contract Value on the most recent three year Contract Anniversary, plus any subsequent Purchase Payments, less any subsequent withdrawals, including any applicable charges.

After you or the oldest Joint Owner reaches Age 75, upon your death, we will pay your designated Beneficiaries the greater of (1) the Contract Value determined as of the Business Day we receive both due proof of death and an election of the payment method in Good Order at our Service Center; or (2) an amount based on your Purchase Payments less withdrawals and any applicable charges; or (3) your Contract Value on the most recent three year Contract Anniversary prior to the Contract Owner or the oldest Joint Owner reaching Age 75, plus any subsequent Purchase Payments, less any subsequent withdrawals, including any applicable charges.

		Standard	None
•

This benefit terminates upon a full withdrawal or annuitization of the Contract Value.

•

For Contracts issued on or after October 1, 2003 (subject to state approval and implementation), Purchase Payments are “adjusted for” any withdrawals rather than “less any” withdrawals. See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals” for an explanation of the different meanings of these phrases.

•

For Contracts issued on or after October 1, 2003, withdrawals result in a pro-rata adjustment to the death benefit amount, so the death benefit amount may be reduced by more than the actual dollar amount of the withdrawals.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
Ratchet Death Benefit

Upon your death, we will pay your designated Beneficiaries the greater of (1) the Contract Value determined as of the Business Day we receive both due proof of death and an election of the payment method in Good Order at our Service Center or (2) the annual ratchet death benefit amount.

When the Contract Owner, the oldest Joint Owner, or the Annuitant reaches Age 80, the death benefit is the greater of (1) the Contract Value determined as of the Business Day we receive both due proof of death and an election of the payment method in Good Order at our Service Center or (2) the annual ratchet death benefit amount calculated on the Contract Anniversary just prior to Age 80, and adjusted for subsequent Purchase Payments and/or partial withdrawals including any applicable charges.

Optional

Maximum Charge:

•

0.35% of Contract Value if Age 60 or less on Issue Date

•

0.50% of Contract Value if Age 61 to 70 on Issue Date

•

0.70% of Contract Value if Age 71 or older on Issue Date

Current Charge:

•

0.15% of Contract Value

•

This benefit is only available for Contracts purchased on or after May 1, 2000.

•

This benefit may only be elected when we issue your Contract.

•

You, or the oldest Joint Owner or the Annuitant if the Contract is purchased by a non-natural entity, must have been Age 80 or younger to elect this benefit.

Automatic Rebalancing Program	Automatically rebalances the Sub-Accounts you select to maintain your original percentage allocation of Contract Value.	Optional	None	• Cannot use if the Dollar Cost Averaging Program, DCA Fixed Account, or Interest Sweep Option are in effect.
DCA Fixed Account	Automatically transfers specific amount of a Contract Value from the DCA Fixed Account to the Sub-Accounts you have selected, at set intervals over a period of either six or twelve months.	Optional	None
•

You can only participate in one
DCA Fixed Account at a time.

•

Must apply a Purchase Payment of at least $5,000 to a DCA term.

•

You cannot transfer current Contract Values into the DCA Fixed Account.

Dollar Cost Averaging Program	Automatically transfers a specific amount of Contract Value from a Sub-Account to other Sub-Accounts you have selected, at set intervals.	Optional	None	• Cannot use if the Automatic Rebalancing Program, DCA Fixed Account, or Interest Sweep Option are in effect.
Systematic Withdrawal Program	Automatically withdraws a specific amount of Contract Value proportionally from all Sub-Accounts you have selected.	Optional	None	• In order to participate in this program: (1) there must be at least $25,000 in Contract Value, and (2) the minimum withdrawal amount must be $100.
Interest Sweep Option	Automatically transfers earnings from your Contract Value in The Fixed Account to any one Sub-Account or combination of Sub-Accounts you select.	Optional	None
•

In order to participate in this program there must be at least $5,000 in Contract Value.

•

Cannot use if the Automatic Rebalancing Program, DCA Fixed Account, or Dollar Cost Averaging Program are in effect.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
Annual Credit	Provides a 0.15% increase to your Contract Value allocated to the Funds on each Contract Anniversary.	Standard	None	• This benefit is only available for Contracts issued on or after September 10, 2001. • This benefit does not include Contract Value allocated to the fixed accounts.
Terminal Illness Benefit	Allows payment of death benefit if diagnosed with a terminal illness or condition.	Optional	None
•

We require proof that you are terminally ill, including, but not limited to, certification by a state licensed medical practitioner.

•

Payment of the Terminal Illness Benefit will terminate the Contract.

•

May not be available in all states. See “Appendix F – State Variations of Certain Contract Features.”

Some of the benefits identified in the Benefits Available Under the Contract table are described in more detail following the table and other benefits are disclosed in more detail in other sections of the prospectus.

Death Benefit

Death of Contract Owner During the Accumulation Phase

If any Contract Owner dies during the Accumulation Phase, we will pay a death benefit to the primary Beneficiary. If any Contract Owner dies, we will treat the surviving Joint Owner as the primary Beneficiary and treat any other Beneficiary designation, on record at the time of death, as a contingent Beneficiary, unless both Joint Owners have submitted a Written Request to our Service Center, in Good Order, requesting otherwise.

The Beneficiary may request that the death benefit be paid under one of the death benefit options. If your Contract is a Non-Qualified Contract or is held as a traditional IRA (including SEP IRAs) or Roth IRA and the sole primary Beneficiary is your surviving spouse, he or she may elect to become the Contract Owner. See the section below entitled “Death Benefit Payment Options During the Accumulation Phase.”

Death Benefit During the Accumulation Phase

The basic death benefit is the only death benefit available to Contract Owners who purchased their Contracts prior to May 1, 2000. Subject to state availability, if you purchased your Contract on or after May 1, 2000, the ratchet death benefit was also available. However, if you were Age 80 or over when we issued your Contract, the ratchet death benefit was not available.

You select one of the available death benefits when we issue your Contract. After we issue your Contract, you may not change your death benefit selection.

If you select the ratchet death benefit, you will pay an additional charge. We will automatically pay a death benefit under the basic death benefit unless you have selected the ratchet death benefit.

Adjusted for Any Withdrawals or Less Any Withdrawals

In this prospectus we describe the formulas we use to determine death benefit amounts. In some formulas we use the language “adjusted for any withdrawals” and in other formulas we use the language “less any withdrawals.” These phrases have different meanings.

Adjusted for Any Withdrawals

If you take a withdrawal, we adjust your death benefit by using the percentage of Contract Value withdrawn to lower the death benefit by the same percentage. We use the phrase “adjusted for any withdrawals” to describe this treatment of withdrawals within our formulas. Because this adjustment uses the percent of Contract Value withdrawn, the death benefit may be reduced by more than the actual dollar amount of the withdrawal. The reduction will be greater when the value of your Contract investment options is lower due to market performance or other variables.

Less Any Withdrawals

If you take a withdrawal, we lower your death benefit by subtracting the dollar amount of the withdrawal. We use the phrase “less any withdrawals” to describe this treatment of withdrawals within our formulas.

References to Age

Age is as of the nearest birthday. For example, Age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Basic Death Benefit

The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the Business Day we receive due proof of death and election of the payment method in Good Order at our Service Center. From the time the death benefit is determined until complete distribution is made, any amount in a Sub-Account will be subject to investment risk. As a result, the death benefit amount may increase or decrease over time. The risk is borne by the Beneficiary(ies).

The basic death benefit before you or the oldest Joint Owner reaches Age 75 will be the greater of:

•	your Contract Value; or

•	your Purchase Payments, less any withdrawals and any applicable charges; or

•	your Contract Value on the most recent three year Contract Anniversary, plus any subsequent Purchase Payments, less any subsequent withdrawals including any applicable charges. Your first Contract Anniversary is one calendar year from the date we issued your Contract.

For Contracts issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with the words “adjusted for.” See the section above entitled “Adjusted for Any Withdrawals or Less Any Withdrawals.”

After you or the oldest Joint Owner reaches Age 75, the death benefit during the accumulation period will be the greater of:

•	your Contract Value; or

•	your Purchase Payments, less any withdrawals and any applicable charges; or

•	your Contract Value on the most recent three year Contract Anniversary prior to the Contract Owner or the oldest Joint Owner reaching Age 75, plus any subsequent Purchase Payments, less any subsequent withdrawals, including any applicable charges. Your first Contract Anniversary is one calendar year from the date we issued your Contract.

For Contracts issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with the words “adjusted for.” See the section above entitled “Adjusted for Any Withdrawals or Less Any Withdrawals.”

If the Contract is owned by a non-natural person, Contract Owner means Annuitant for purposes of determining the death benefit amount.

See “Appendix D – Basic Death Benefit Examples.”

Ratchet Death Benefit

The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the Business Day we receive due proof of death and election of the payment method in Good Order at our Service Center. From the time the death benefit is determined until complete distribution is made, any amount in a Sub-Account will be subject to investment risk. As a result, the death benefit amount may increase or decrease over time. The risk is borne by the Beneficiary(ies).

If you choose the ratchet death benefit, the death benefit will be the greater of:

•	your Contract Value; or

•	the annual ratchet death benefit amount.

We calculate the annual ratchet death benefit amount as follows:

When we issue your Contract, the annual ratchet death benefit is equal to your initial Purchase Payment. Thereafter, and prior to the date you, or the oldest Joint Owner, or the Annuitant if the Contract is purchased by a non-natural entity, reaches Age 80, we will calculate the ratchet death benefit:

•	when you make a Purchase Payment;

•	when you make a partial withdrawal; and

•	on your Contract Anniversary.

You will increase your ratchet death benefit if you make a Purchase Payment. If you make a subsequent Purchase Payment, the annual ratchet death benefit is equal to the most recently calculated annual ratchet death benefit plus the additional Purchase Payment.

You will decrease your ratchet death benefit if you make a partial withdrawal. If you make a withdrawal, the annual ratchet death benefit is equal to the most recently calculated annual ratchet death benefit, minus an adjustment for the withdrawal. We calculate the adjustment for the withdrawal as follows:

(1)	divide the amount withdrawn by the most recent Contract Value, and

(2)	multiply it by the most recent annual ratchet death benefit.

On your Contract Anniversary, the annual ratchet death benefit is equal to the greater of your Contract Value or the most recently calculated annual ratchet death benefit.

If you do not make any additional Purchase Payments or any withdrawals, the annual ratchet death benefit will be the greatest of all Contract Anniversary Contract Values on or prior to the date we calculate the death benefit.

When you, or the oldest Joint Owner, or the Annuitant if the Contract is purchased by a non-natural entity, reaches Age 80, the death benefit is the greater of:

•	your Contract Value; or

•	the annual ratchet death benefit amount calculated on the Contract Anniversary just prior to Age 80, and adjusted for subsequent Purchase Payments and/or partial withdrawals in the same manner as described above.

We will deduct a quarterly charge for the ratchet death benefit from your Contract Value. This charge is currently 0.15% on an annual basis of the daily value of your Contract Value allocated to the Funds and the fixed accounts, unless that charge exceeds the maximum charge, in which case the charge is the maximum charge. We will deduct this charge proportionately from the Funds and the fixed accounts you have selected. We may increase this charge at any time while you own the Contract, but the charge will never exceed the maximum charge. The maximum charge is a percentage on an annual basis of the daily value of your Contract Value allocated to the Funds. The percentage is based on your Age when the Contract was issued: 0.35% Age 60 or younger; 0.50% Age 61 through Age 70; or 0.70% Age 71 or older.

See “Appendix E – Ratchet Death Benefit Examples.”

Death Benefit Payment Options During the Accumulation Phase

The availability of certain death benefit options may be limited for Qualified Contracts in order to comply with RMD rules.

For Non-Qualified Contracts, a Beneficiary must elect to receive the death benefit under one of the following options in the event that a death benefit becomes payable during the Accumulation Phase:

•	Option 1 – Lump sum payment of the death benefit within five years of the date of death.

•	Option 2 – Payment of the death benefit under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. Distribution must begin within one year of any Contract Owner’s death.

For Qualified Contracts, each Beneficiary must elect the death benefit under one of the following options in the event that a death benefit becomes payable during the Accumulation Phase:

•	Option 1 – Lump sum payment of the death benefit by the end of the calendar year that contains the tenth anniversary of your death (fifth anniversary of your death if you do not have a designated Beneficiary as defined for purposes of IRC Section 401(a)(9), including where your Beneficiary is your estate or certain trusts). If you die after reaching the age at which RMDs must begin, your beneficiary may not elect to defer payment of the lump sum beyond the end of the calendar year after the year of your death.

•	Option 2 – If the Beneficiary is your surviving spouse, or is not more than 10 years younger than you, payment of the death benefit under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. Distribution must generally begin by the end of the calendar year following the year of your death.

•	Option 3 – If the Beneficiary is your surviving spouse, or is not more than 10 years younger than you, payment of the death benefit from a deferred annuity Contract over the life expectancy of the Beneficiary through a series of non-annuitized withdrawals made at least annually. Distribution must generally begin by the end of the calendar year following the year of your death. Additional deferral may be available for a spouse Beneficiary. Additional withdrawals, including full withdrawals, are available. This option may not be available if there are multiple Beneficiaries. See the sub-section below entitled “Beneficiary IRA” for rules and restrictions.

Additional Option for a Spouse Who is the Sole Primary Beneficiary

A surviving spouse who is the sole primary Beneficiary under a Contract that is either non-qualified or is held as a traditional IRA (including SEP IRAs) or Roth IRA may elect option 1, option 2, or may elect to continue the Contract. Generally, if the Contract is continued then:

•	the spouse’s initial Contract Value will be equal to the death benefit that would have been payable if the lump sum distribution had been elected;

•	all applicable Contract features and benefits will be in the surviving spouse’s name; and

•	the surviving spouse will exercise all of the Contract Owner’s rights under the Contract.

Exceptions are as follows:

•	if at the time the Contract Owner purchased the Contract the surviving spouse was over the maximum Contract issue Age then the Contract cannot be continued;

•	if at the time the Contract Owner purchased the Contract the surviving spouse was over the maximum allowable Age for electing a certain feature then the feature is not available for continuance, but the Contract may be continued.

If the sole primary Beneficiary is a domestic partner or civil union partner, as defined under applicable state laws, we will treat him or her as a spouse for this provision, and he or she may elect to continue the Contract as described herein. However, a domestic partner or civil union partner cannot elect to continue the Contract if it is a traditional IRA or Roth IRA. Since current federal tax law does not define a spouse to include a domestic partner or civil union partner, such domestic partner or civil union partner who elects to continue the Contract must still meet the distribution requirements of IRC Section 72(s). In order to meet these requirements, the amount of any gain in the Contract will become subject to income tax at the time the election to continue the Contract is made.

The right to continue the Contract by a surviving spouse, a domestic partner, or a civil union partner can only be exercised once while the Contract is in effect.

See “Taxes – Civil Unions and Domestic Partnerships” if you are in a domestic partnership or civil union.

Lump Sum Payment

If a lump sum payment is requested, we will pay the amount within seven calendar days after we receive due proof of death and election of the payment method in Good Order at our Service Center, unless we are required to suspend or delay payment.

Beneficiary IRA

Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the Required Minimum Distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, an “Eligible Designated Beneficiary” may generally establish a Beneficiary IRA by either purchasing a new annuity contract or, in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA continue to be tax-deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.

If the contract owner died on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), an individual designated beneficiary, and certain trusts as beneficiary, are treated as Eligible Designated Beneficiaries, and can elect to take distributions over their life expectancy (life expectancy of the oldest trust beneficiary).

However, if the contract owner dies on or after January 1, 2020 (on or after January 1, 2022 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), only certain designated beneficiaries are treated as Eligible Designated Beneficiaries, and we will only offer the Beneficiary IRA payout option to a designated beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant or IRA owner or, (2) is not more than 10 years younger than the deceased qualified plan participant or IRA owner. In the future, we may allow additional classes of Eligible Designated Beneficiaries to elect the Beneficiary IRA payout option.

See “Taxes – Required Minimum Distributions for Qualified Contracts” for more information.

Eligibility Requirements/Restrictions:

If a Beneficiary(ies) elects to establish a Beneficiary IRA after the death of the Owner, or if a Contract was issued as a Beneficiary IRA, the following rules apply:

•	For a contract with a single Beneficiary, the Beneficiary will have the option of electing a Beneficiary IRA payout option under the Contract. Should the Beneficiary decide to elect the Beneficiary IRA payout option under the current Contract, any withdrawals in excess of the RMD will not be subject to a CDSC.

•	For a contract with multiple Beneficiaries, a Beneficiary IRA payout option is not available under the Contract. However, a Beneficiary wishing to establish a Beneficiary IRA may elect a direct transfer of the lump sum death benefit to a Beneficiary IRA established for their benefit.

•	If a contract was issued as a Beneficiary IRA, any withdrawals under a new Beneficiary IRA Contract in excess of the RMD may be subject to a CDSC as indicated by the terms of the Contract purchased.

•	The source of funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).

•	The annuity contract will be titled in the Beneficiary’s name as Beneficiary for the deceased owner. The Beneficiary must be the Annuitant, and the Annuitant cannot be changed.

•	For non-spousal Beneficiary IRAs, RMDs must begin by December 31st of the year following the year of the date of the owner’s death. For spousal Beneficiary IRAs, RMDs may be deferred until the year for which the original owner would have been required to begin RMDs. The RMD amount will generally be calculated based on the Beneficiary’s life expectancy and will be withdrawn from each Sub-Account and/or the fixed accounts, if applicable, in the ratio that your value in each bears to your Contract Value. If the original owner died after RMDs were required to begin, and was younger than the Beneficiary, the RMD amount may be calculated based on the original owner’s life expectancy in the year of his or her death. If there is a Beneficiary IRA previously established with another carrier and an RMD is required in the current calendar year, we will process the RMD. If however, an RMD is not required in the current calendar year, an RMD will not be processed until the year it is required.

•	The Contract Value at time the Beneficiary IRA is established will be equal to either the death benefit that would have been payable to the Beneficiary if a lump sum distribution had been elected, or, if a Contract is issued as a Beneficiary IRA, the amount transferred to the Contract.

•	Additional contributions cannot be applied to the Beneficiary IRA.

•	If a beneficiary elects the Beneficiary IRA payout option under a Contract, upon the death of the Annuitant of the Beneficiary IRA, any remaining Contract Value will be paid the the succeeding Beneficiary in a lump sum or over the Annuitant’s remaining life expectancy as determined under the applicable IRS table, but in no case may payments extend beyond the end of the calendar year that contains the tenth anniversary of the Annuitant’s death.

•	If a contract was issued as a Beneficiary IRA, upon the death of the Annuitant of the Beneficiary IRA, a death benefit, under the terms of the contract, will be paid to the succeeding Beneficiary in a lump sum or over the Annuitant’s remaining life expectancy as determined by the applicable IRS table, but in no case may payments extend beyond the end of the calendar year that contains the tenth anniversary of the Annuitant’s death.

•	If the original owner died before January 1, 2020 (before January 1, 2022 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and the Beneficiary is a trust, a Beneficiary IRA may only be established if the trust qualifies as a “see-through” trust. For see-through trusts, Required Minimum Distributions must be calculated based upon the life expectancy of the oldest trust Beneficiary and the oldest trust Beneficiary must be the Annuitant. In order to be a see-through trust, the trust must be valid under state law and be irrevocable, and all Beneficiaries, current and future, must be identifiable from the trust instrument. If any Beneficiary of the trust is not an individual, the trust is not a see-through trust and cannot establish a Beneficiary IRA. If the original owner died after December 31, 2019 (after December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), we will not offer a Beneficiary IRA to a trust.

•	Additional rules may apply. Please consult your registered representative for further information.

•	We have the right to modify, suspend or terminate the Beneficiary IRA program at any time without prior notification.

•	A Beneficiary IRA may only be established by the Beneficiary of the IRA owner/qualified plan participant whose death triggered the RMD requirements of IRC Section 401(a)(9). A Beneficiary IRA may not be established as a “second generation” Beneficiary IRA by a successor Beneficiary.

•	Joint Ownership of a Beneficiary IRA is not allowed.

Beneficiaries should consult a qualified tax adviser for advice prior to establishing a Beneficiary IRA.

Death of Contract Owner During the Income Phase

If you or the Joint Owner dies during the Income Phase and the Annuitant is still alive, we will pay the remaining payments under the Annuity Option elected at least as rapidly as under the method of distribution in effect at the time of your death. For Qualified Contracts, the Beneficiary(ies) may be required to receive an adjusted payment stream in order to comply with Required Minimum Distribution rules that apply upon the Contract Owner/Annuitant’s death. If the Beneficiary is not an “Eligible Designated Beneficiary” as defined by IRC Section 401(a)(9), Annuity Payments may only continue through the end of the calendar year that contains the tenth anniversary of the Contract Owner/Annuitant’s death, even if a longer Annuity Payment option was elected, including a Joint and Last Survivor Annuity Option where the joint Annuitant is still living.

If you, or any Joint Owner, die during the Income Phase, the primary Beneficiary will become the Contract Owner. If any Joint Owner dies, we will treat the surviving Joint Owner as the primary Beneficiary and treat any other Beneficiary designation, on record at the time of death, as a contingent Beneficiary, unless both Joint Owners have submitted a Written Request to our Service Center, in Good Order, requesting otherwise.

Death of Annuitant

If an Annuitant, who is not the Contract Owner or Joint Owner, dies during the Accumulation Phase, you can name a new Annuitant subject to our approval. If there is no surviving Annuitant and you do not name an Annuitant within 30 calendar days after we receive notification of the death of the Annuitant, the oldest Contract Owner will become the Annuitant. If the Contract Owner is a non-natural person and an Annuitant dies, you may not name a new Annuitant. In this case we will treat the death of the Annuitant as the death of the Contract Owner and pay the death benefit as described in “Death Benefit – Death of Contract Owner During the Accumulation Phase.”

Upon the death of the last surviving Annuitant on or after the Annuity Date, the death benefit, if any, is as specified in the Annuity Option elected. Any remaining payment under the elected Annuity Option will be paid to the Beneficiary at least as rapidly as under the method of distribution in effect at the Annuitant’s death. For Qualified Contracts, the Beneficiary(ies) may be required to receive an adjusted payment stream in order to comply with RMD rules that apply upon the Contract Owner/Annuitant’s death. If the Beneficiary is not an “Eligible Designated Beneficiary” as defined by IRC Section 401(a)(9), Annuity Payments may only continue through the end of the calendar year that contains the tenth anniversary of the Contract Owner/Annuitant’s death, even if a longer Annuity Payment option was elected, including a Joint and Last Survivor Annuity Option where the joint Annuitant is still living.

Due Proof of Death

For purposes of determining due proof of death, we require:

•	a certified death certificate; or

•	a certified decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

Additional Benefits

Annual Credit

For Contracts issued on or after September 10, 2001.

Does not pertain to Contract Value allocated to the fixed accounts.

If we issued you a Contract on or after September 10, 2001, we will increase your Contract Value allocated to the Funds by 0.15% on each Contract Anniversary while your Contract is in effect. We will calculate this increase based on your Contract Value allocated to the Funds on your Contract Anniversary. We will credit this increase proportionally to the Sub-Accounts you are invested in as of your Contract Anniversary.

We pay this credit amount out of the revenues we receive for selling the Contracts that are eligible for the credit. We provide this credit amount in lieu of reducing expenses directly. We will not subject this credit to the assessment of a Contingent Deferred Sales Charge upon withdrawal.

Terminal Illness Benefit

With this benefit, you may elect to receive payment under your Terminal Illness Benefit if we receive a Written Request in Good Order at our Service Center that you (or an Annuitant, if the Owner is a non-natural person) have met the following conditions:

•	We will require proof that you (or an Annuitant, if the Owner is a non-natural person) are terminally ill and not expected to live more than twelve months.

•	This proof will include, but is not limited to, certification by a state licensed medical practitioner performing within the scope of his/her license. The state licensed medical practitioner must not be you or your parent, sibling, spouse or child (or an Annuitant or an Annuitant’s parent, sibling, spouse or child if the Owner is a non-natural person).

We will determine the amount of payment when we receive your Written Request. The Terminal Illness Benefit will equal the death benefit we would pay out on your Contract. If Joint Owners are named, we will use the Age of the oldest Joint Owner to determine the Terminal Illness Benefit. See the “Death Benefit” section.

Payment of the Terminal Illness Benefit will terminate the Contract. There is no charge for the Terminal Illness Withdrawal Benefit. The Terminal Illness Withdrawal Benefit may not be available in all states. See “Appendix F – State Variations of Certain Contract Features.” Please contact your registered representative or call the Service Center for more information.

Withdrawals

Your ability to take a withdrawal may be restricted by certain provisions of the Internal Revenue Code. Furthermore, if your Contract is issued under a qualified plan, your ability to take a withdrawal may be restricted by your plan documents. Income taxes, tax penalties, CDSC and certain restrictions may apply to any withdrawal you make.

During the Accumulation Phase you may make either partial or full withdrawals of your Contract Value. When a partial withdrawal is made from a Contract, we reflect the withdrawal as a reduction to the value of the Contract’s death benefit. We describe this reduction in the “Death Benefit” section. If we reflect the reduction as a percentage of Contract Value withdrawn, the benefit may be reduced by more than the actual dollar amount of the withdrawal. The reduction will be greater when the value of your Contract investment options is lower due to market performance or other variables. If you withdraw your full Contract Value, the Contract terminates and does not provide a death benefit.

Unless you instruct us otherwise, we will take any partial withdrawal proportionally from your Contract Value in the Funds and The Fixed Account. When making a partial withdrawal, you must withdraw at least $100 or the entire value in a Fund or The Fixed Account, if less. We require that after you make a partial withdrawal you keep at least $5,000 in a Non-Qualified Contract. For Qualified Contracts, the amount is $2,000, unless your partial withdrawal is a minimum required distribution. Partial withdrawals may be subject to a Contingent Deferred Sales Charge.

When you make a full withdrawal you will receive your Contract Value:

•	less any applicable CDSC;

•	less any applicable Premium Tax;

•	less any applicable annual contract maintenance charge; and

•	less any Purchase Payments we credited to your Contract that have not cleared the bank, until they clear the bank.

We take withdrawals first from earnings and then from Purchase Payments. For purposes of the Contingent Deferred Sales Charge, we treat withdrawals as coming from the oldest Purchase Payments first.

See “Appendix C – Contingent Deferred Sales Charge (CDSC) Example.”

Requests in Writing

To request a withdrawal in writing, submit either a partial withdrawal or full withdrawal form in Good Order to our Service Center. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests by Other Means

You may request certain partial and full withdrawals by other means we authorize such as email, telephone, or fax. Contact our Service Center for details.

Withdrawal Effective Date

For Written Requests, your withdrawal is effective on the Business Day we receive, in Good Order at our Service Center:

•	a partial withdrawal or full withdrawal form acceptable to us; and

•	if applicable, a “letter of acceptance.”

If we receive this/these item(s) at our Service Center on a Non-Business Day or after the Close of Business, your withdrawal request will be effective on the next Business Day. For email, telephone or fax requests, your withdrawal is effective on the Business Day we receive your request in Good Order, provided it is received prior to the Close of Business. For requests received after the Close of Business, your withdrawal will be effective on the next Business Day.

Delivery of Withdrawal Amount

We will pay any withdrawal amount within seven calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. See “Other Information – Payments We Make.”

We will pay any full or partial withdrawal to the qualified plan trustee or plan administrator, if you purchased your Contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization. The only exceptions are for RMD payments and for withdrawals from individually-owned Qualified Contracts or Contracts owned under a governmental 457(b) deferred compensation plan.

Systematic Withdrawal Program

For detailed rules and restrictions pertaining to this program and instructions for electing the program, contact our Service Center.

The Systematic Withdrawal Program (SWP) allows you to set up automatic periodic withdrawals from your Contract Value. We do not charge you for participation in the SWP. We will take any withdrawal under this program proportionally from your Contract Value in your selected investment options unless we are instructed otherwise.

Your SWP will end:

•	if you withdraw your total Contract Value;

•	if we receive, in Good Order, a notification of the Contract Owner’s death;

•	if we receive, in Good Order, a notification of the Annuitant’s death if the Contract Owner is a non-natural person;

•	if we process the last withdrawal for the period you selected, if applicable;

•	if the next withdrawal will lower your Contract Value below the minimum Contract Value we allow following a partial withdrawal, unless your withdrawal is an RMD or is made under a SWP intended to qualify as a series of substantially equal periodic payments for purposes of avoiding the additional 10% tax applicable to distributions that occur prior to age 59½;

•	if your value in a selected Fund or The Fixed Account is insufficient to complete the withdrawal;

•	if you begin receiving Annuity Payments; or

•	if you give us a Written Request or request over the telephone, in Good Order, to terminate the program any time before or on the next withdrawal date. If your Contract is a Beneficiary IRA, your SWP cannot be terminated.

Taxes

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the contract. The information is not written or intended as tax or legal advice. You should consult a tax adviser about your own circumstances. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any contract. We reserve the right to make changes in the contract to assure that it continues to qualify as an annuity for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Taxation of the Company

C.M. Life is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (IRC). For federal income tax purposes, the Separate Account is not a separate entity from C.M. Life, and its operations form a part of C.M. Life.

Investment income and any realized gains on Separate Account assets generally are reflected in the Contract Value, although treated as accruing to the Company and not to you. As a result, no taxes are due currently on interest, dividends and short or long-term gains earned by the Separate Account with respect to your Contract. The Company may be entitled to certain tax benefits related to the investment of Company assets, including assets of the Separate Account. These tax benefits, which may include foreign tax credits and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

Annuities in General

Annuity contracts are a means of both setting aside money for future needs – usually retirement – and for providing a mechanism to administer the payout of those funds. Congress recognized how important providing for retirement was and created special rules in the IRC for annuities. Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

Diversification

IRC Section 817(h) imposes certain diversification standards on the underlying assets of variable annuity contracts. The IRC provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department, adequately diversified. Disqualification of the Contract as an annuity contract would result in a loss of tax deferral, meaning the imposition of federal income tax to the owner with respect to earnings under the Contract prior to the receipt of payments under the Contract. We intend that all investment portfolios underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

Investor Control of Assets

For variable annuity contracts, tax deferral also depends on the insurance company, and not you, having control of the assets held in the Separate Accounts. You can transfer among the Sub-Accounts but cannot direct the investments each underlying Fund makes. If you have too much investor control of the assets supporting the Separate Account Funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn. The IRS has provided some guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether an Owner will be deemed to own the assets in the contract if a variable contract offers too large a choice of Funds in which to invest, and if so, what that number might be. We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the Separate Account.

Non-Qualified Contracts

Your contract is referred to as a Non-Qualified Contract if it is not used to fund a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan.

Qualified Contracts

Your contract is referred to as a Qualified Contract if it is used to fund a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan. Qualified plans are subject to various limitations on eligibility, contributions, transferability and distributions based on the type of plan. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law.

Contracts issued under a qualified plan include special provisions restricting contract provisions that may otherwise be available as described in this prospectus. Generally, contracts issued under a qualified plan are not transferable. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations.

Furthermore, certain withdrawal penalties and restrictions may apply to distributions from Qualified Contracts. See “Taxes – Taxation of Qualified Contracts.”

Eligible rollover distributions from an IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan may generally be rolled over into another IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. These amounts may be transferred directly from one qualified plan or account to another, or as an indirect rollover, in which the plan participant receives a distribution from the qualified plan or account, and reinvests it in the receiving qualified plan or account within 60 days of receiving the distribution.

IRC Section 408(d)(3)(B) provides that an individual is only permitted to make one indirect rollover from an IRA to another IRA in any 1-year period. The IRS previously applied this limitation on an IRA-by-IRA basis, allowing a taxpayer to make an indirect rollover from an IRA, so long as he or she had not made an indirect rollover from that same IRA within the preceding 1-year period, even if he or she had made indirect rollovers from a different IRA. Effective for distributions on or after January 1, 2015, the limitation applies on an aggregate basis, meaning that an individual cannot make an indirect rollover from one IRA to another if he or she has made an indirect rollover involving any IRA (including a Roth, SEP, or SIMPLE IRA) within one year. It is important to note that the one rollover per year limitation does not apply to amounts transferred directly between IRAs in a trustee-to-trustee transfer.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts we sell in connection with employer-sponsored qualified plans use annuity tables which do not differentiate on the basis of sex. Such annuity tables are also available for use in connection with certain non-qualified deferred compensation plans.

Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of your investment. The contribution limits referenced in the plan descriptions below are the limits for 2025, and may change in subsequent years.

Individual Retirement Annuities

IRC Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). IRAs are subject to limitations on eligibility, contributions, transferability and distributions. See “Taxes – Taxation of Qualified Contracts.” IRA contributions are limited to the lesser of $7,000 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 and over. Contributions are deductible, unless you are an active participant in a qualified plan and your modified adjusted gross income exceeds certain limits. Contracts issued for use with IRAs are subject to special requirements by the  IRC, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

SEP IRAs

IRC Section 408(k) permits certain employers to establish IRAs for employees that qualify as Simplified Employee Pension (SEP) IRAs. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. SEP IRAs are treated as defined contribution plans for purposes of the limits on employer contributions. Employer contributions cannot exceed the lesser of:

•	$70,000; or

•	25% of compensation (a maximum of $350,000 of compensation may be considered).

The employee may treat the SEP account as a traditional IRA and make deductible and non-deductible contributions if the general IRA requirements are met. SEP IRAs are subject to additional restrictions, including on items such as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. See “Taxes – Taxation of Qualified Contracts.”  You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Roth IRAs

IRC Section 408A permits eligible individuals to contribute to a non-deductible IRA, known as a Roth IRA. Roth IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Roth IRA contributions are limited to the lesser of $7,000 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 or over. The maximums are decreased by any contributions made to a traditional IRA for the same tax year. Lower maximum Roth IRA contribution limits apply to individuals whose modified adjusted gross income exceeds certain limits. Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, known as a conversion. The individual must pay tax on any portion of the IRA being rolled over that represents income or previously deductible IRA contributions. The determination of taxable income is based on the fair market value of the IRA at the time of the conversion. See “Taxes – Required Minimum Distributions for Qualified Contracts” for information on the determination of the fair market value of an annuity contract that provides additional benefits (such as certain living or death benefits). You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Corporate Pension and Profit-Sharing Plans

IRC Sections 401(a) and 401(k) permit employers to establish various types of retirement plans for employees. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to plan participants may vary depending upon the particular plan design. In general, annual contributions made by an employer and employee to a defined contribution plan may not exceed the lesser of:

•	$70,000; or

•	100% of compensation or earned income (a maximum of $350,000 of compensation may be considered).

An employee’s elective salary reduction contributions under a cash or deferred arrangement (i.e. a 401(k) plan) are limited to $23,500, with an additional catch-up contribution of up to $7,500 available for eligible plan participants age 50 or over. For eligible participants age 60–63, this catch-up contribution limit is increased to $11,250. Defined benefit plans are limited to contributions necessary to fund a promised level of benefit. The annual benefit under a defined benefit plan is limited to:

•	100% of compensation for a plan participant’s highest three years; or

•	$280,000.

Plans are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

H.R. 10 Plans

IRC Section 401(a) permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R.10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to plan participants may vary depending upon the particular plan design. In general, H.R. 10 Plans are subject to the same restrictions as corporate pension and profit-sharing plans (see “Taxes – Qualified Contracts Corporate Pension and Profit-Sharing Plans”), including limitations on eligibility, participation, contributions, time and manner of distributions, transferability and taxation of distributions. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Tax-Sheltered Annuities

IRC Section 403(b) permits certain eligible employers to purchase annuity contracts, known as Tax-Sheltered Annuities (TSAs), under a section 403(b) program. Eligible employers are organizations that are exempt from tax under IRC Section 501(c)(3) and public educational organizations. Contributions made to a TSA and the earnings on those contributions are generally not included in gross income of the employee until distributed from the plan. TSAs are subject to limitations on contributions, which may be made as “elective deferrals” (contributions made pursuant to a salary reduction agreement) or as non-elective or matching contributions by an employer. In general, annual contributions made by an employer and employee to a TSA may not exceed the lesser of:

•	$70,000; or

•	100% of includible compensation (a maximum of $350,000 of includible compensation may be considered).

An employee’s elective salary reduction contributions are limited to $23,500, with an additional catch up of up to $7,500 available for eligible plan participants age 50 or over. This catch-up contribution may be increased to $11,250 for those ages 60–63. Certain catch-up contributions may also be made by  those with 15 or more years of service with the same employer. TSAs are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. See “Taxes – Tax-Sheltered Annuities Taxation and Withdrawal Restrictions.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Governmental 457(b) Deferred Compensation Plans

Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in an IRC Section 457(b) plan of the employer, allowing them to defer part of their salary or other compensation. Contributions made to an IRC Section 457(b) plan and the earnings on those contributions are generally not included in gross income of the employee until distributed from the plan. IRC Section 457(b) deferrals are limited to the lesser of:

•	$23,500; or

•	100% of includible compensation.

In addition, catch-up contributions of up to $7,500 may be made by eligible plan participants  age 50 or over. This catch-up contribution may be increased to $11,250 for those ages 60–63. Certain catch-up contributions may also be available for those within three years of normal retirement age under the plan. The contract purchased is issued to the employer or trustee, as applicable. All contract value in a governmental 457(b) deferred compensation plan must be held for the exclusive benefit of the employee, and such plans are subject to limitations on distributions. See “Taxes – Withdrawal Restrictions – Governmental 457(b) Deferred Compensation Contract.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of Non-Qualified Contracts

You, as the owner of a non-qualified annuity, will generally not be taxed on any increases in the value of your contract until a distribution occurs. There are different rules as to how you are taxed depending on whether the distribution is a withdrawal or an Annuity Payment.

Withdrawals

The IRC generally treats any withdrawal (1) allocable to investment in the Contract made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your investment in the Contract. The withdrawn earnings are subject to tax as ordinary income.

Annuity Payments

Annuity Payments occur as the result of the contract reaching its annuity start date. A portion of each Annuity Payment is treated as a partial return of your investment in the contract and is not taxed. The remaining portion of the Annuity Payment is treated as ordinary income. The Annuity Payment is divided between these taxable and non-taxable portions based on the calculation of an exclusion amount.

The exclusion amount for Annuity Payments based on a fixed Annuity Option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period certain or refund feature) bears to the expected return under the contract. The exclusion amount for Annuity Payments based on a variable Annuity Option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Annuity Payments received after you have recovered all of your investment in the contract are fully taxable.

The IRC also provides that any amount received (both Annuity Payments and withdrawals) under an annuity contract which is included in income may be subject to an additional income tax. This additional tax is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the additional tax. They include any amounts:

(1)	paid on or after you reach age 59½;

(2)	paid to your Beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in the IRC);

(4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for your life or life expectancy or for the joint lives or joint life expectancies of you and your designated Beneficiary. Annuity Payments may qualify for this exception if they satisfy the RMD rules applicable to Annuity Payments from qualified plans and IRAs;

(5)	paid under an immediate annuity; or

(6)	which come from investment in the contract made before August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59½ or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% additional income tax), but for the exception, plus interest for the tax years in which the exception was used.  A withdrawal outside of the series of substantially equal period payments, or an additional Purchase Payment into your contract, may be considered an impermissible modification. However, after 2023, a tax-free rollover or transfer to another qualified plan or IRA, from which a series of substantially equal periodic payments is received, will not result in a modification if the combined distributions from the old and new arrangements continue to satisfy the exception.  The rules governing substantially equal periodic payments are complex. You should consult a tax adviser for more specific information.

Multiple Contracts

The IRC provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same owner by one company or its affiliates are treated as one deferred annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. This rule does not apply to immediate annuities.

Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. You should consult a tax adviser if you wish to assign or pledge your contract. Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under IRC Section 1041.

Distributions After Death of an Owner

In order to be treated as an annuity contract for federal income tax purposes, IRC Section 72(s) requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an Owner of the contract. Specifically, IRC Section 72(s) requires that:

(a) if any Owner dies on or after the annuity start date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and

(b) if any Owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of such Owner’s death.

These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the contract may be continued with the surviving spouse as the new Owner. The Non-Qualified Contracts contain provisions that are intended to comply with these IRC requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Taxation of Qualified Contracts

If you have no cost basis for your interest in a Qualified Contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for all or some of your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified plan.

IRC Section 72(t) imposes a 10% additional income tax on the taxable portion of any distribution from qualified plans, including contracts issued and qualified under IRC Sections 401 (pension and profit-sharing plans), 403 (TSAs), 408 (IRAs), and 408A (Roth IRAs). Exceptions from the additional tax are as follows:

(1)	distributions made on or after you reach age 59½;

(2)	distributions made after your death;

(3)	distributions made that are attributable to the employee being disabled as defined in the IRC;

(4)	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary (in applying this exception to distributions from IRAs, a severance of employment is not required). Annuity Payments may qualify for this exception if they satisfy the RMD rules applicable to Annuity Payments from qualified plans and IRAs;

(5)	distributions made after severance from employment if you have reached age 55, or after you have reached age 50 or 25 years of service for qualified public safety employees and private sector firefighters (not applicable to distributions from IRAs);

(6)	corrective distributions of amounts that exceed tax law limitations;

(7)	distributions made to you up to the amount allowable as a deduction to you under IRC Section 213 for amounts you paid during the taxable year for medical care;

(8)	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;

(9)	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

(10)	distributions from an IRA for the purchase of medical insurance (as described in IRC Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

(11)	certain qualified reservist distributions;

(12)	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in IRC Section 72(t)(7)) for the taxable year;

(13)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in IRC Section 72(t)(8));

(14)	payments of net income attributable to an excess IRA contribution made in a calendar year where such amounts are distributed by tax return deadline for the year (including extensions) and no deduction is allowed for the excess contribution;

(15)	distributions which are qualified birth or adoption distributions (as defined in IRC Section 72(t)(2)(H)). Such distributions can be recontributed within the three year period beginning on the date received;

(16)	certain distributions made after December 31, 2023 for emergency personal expenses (as provided in IRC Section 72(t)(2)(I)). Such distributions can be recontributed within the three-year period beginning on the date received;

(17)	eligible distributions made after December 31, 2023 to you if you are a victim of domestic abuse (as provided in IRC Section 72(t)(2)(K)). Such distributions may be recontributed within the three-year period beginning on the date received;

(18)	distributions made to you if you are a terminally ill individual (as provided in IRC Section 72(t)(2)(L)). Such distributions may be recontributed within the three-year period beginning on the date received; and

(19)	distributions that are qualified disaster recovery distributions under IRC Section 72(t)(2)(M). Such distributions may be recontributed within the three-year period beginning on the date received.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59½ or five years from the date of the first periodic payment, then the tax for the year of the modification  is increased by an amount equal to the tax which would have been imposed (the 10% additional tax) but for the exception, plus interest for the tax years in which the exception was used.  A withdrawal outside of the series of substantially equal period payments, or an additional Purchase Payment into your contract, may be considered an impermissible modification. However, after 2023, a tax-free rollover or transfer to another qualified plan or IRA, from which a series of substantially equal periodic payments is received, will not result in a modification if the combined distributions from the old and new arrangements continue to satisfy the exception.  The rules governing substantially equal periodic payments are complex. You should consult a tax adviser or IRS Notice 2022-6 for more specific information.

Tax-Sheltered Annuities Taxation and Withdrawal Restrictions

Under IRS regulations, effective January 1, 2009, all TSA plans must have a written plan document which specifies the requirements that each contract must meet in order to be qualified under the plan. In addition, the document must provide a list of the providers and contracts that are permitted to be purchased by TSA plan participants under the plan. TSA plan participants should be aware that if a TSA plan removes the provider or specific contract type that the TSA plan participant owns from its approved list, the TSA plan participant may be restricted from making further salary reduction contributions into that contract. TSA plans also have the right to restrict the ability to take loans and hardship withdrawals from a TSA contract. Because a plan participant may own more than one TSA contract, before we process a transaction we may require the TSA plan to approve the transaction to ensure that rules regarding loans, hardships and distribution restrictions are met. TSA plan participants should contact their individual TSA plan to determine the specific rules that apply to them.

The IRS regulations also made significant changes to Revenue Ruling 90-24 exchanges or transfers. Under the regulations an exchange may only be done when the TSA plan allows TSA exchanges under its plan and the provider of the new TSA contract agrees to share information with the TSA plan to ensure that the requirements of the TSA plan are met. Given this restriction, before a TSA exchange is processed, the TSA plan is required to approve the transaction or provide a list of vendors for which it has an information sharing agreement (ISA). Additionally, because most of the regulations were not effective until 2009, there was great uncertainty about their application to contract exchanges that took place between September 24, 2007 and January 1, 2009. Because of this uncertainty, it is possible that an exchange that took place prior to January 1, 2009 caused a TSA plan participant to incur taxation on the value of the contract. However, it is also possible that such an exchange did not have adverse tax consequences. If a TSA plan participant exchanged a contract to a TSA contract with a provider that does not have an ISA with the TSA plan, the participant had until July 1, 2009 to avoid adverse tax consequences by exchanging the contract for a TSA contract with which the TSA plan does have an ISA.

The IRC limits the withdrawal of Purchase Payments made by TSA plan participants through salary reductions from certain TSAs. Withdrawals of salary reduction amounts and their earnings can be made when a TSA plan participant:

•	reaches age 59½;

•	has a severance from employment;

•	dies;

•	becomes disabled, as that term is defined in the IRC;

•	experiences a hardship, as provided in IRC Section 403(b)(11)(B);

•	meets the requirements for a qualified birth or adoption distribution, as defined in IRC Section 72(t)(2)(H);

•	qualifies for a qualified disaster recovery distribution, as defined in IRC Section 72(t)(2)(M);

•	qualifies for an eligible distribution to a domestic violence victim, as defined in IRC Section 72(t)(2)(K);

•	qualifies for an emergency personal expense distribution, as defined in IRC Section 72(t)(2)(I); or

•	the TSA plan terminates (starting January 1, 2009).

In the case of hardship,  for plan years beginning before 2024,  the TSA plan participant could only withdraw the Purchase Payments and not any earnings.  However, for plan years beginning after 2023, hardship withdrawals can consist of both the Purchase Payments and any earnings.

TSA contract value as of December 31, 1988 and contract amounts attributable to service with a former employer are not subject to these restrictions. Additionally, return of excess contributions or amounts paid to a spouse as a result of a qualified domestic relations order are not subject to these restrictions.

TSA contracts issued January 1, 2009 and after are subject to distribution restrictions on employer contributions. These restrictions are determined by the TSA plan and can be based on criteria such as completing years of service or attaining a stated age.

Withdrawal Restrictions – Governmental 457(b) Deferred Compensation Contract

Amounts may not be paid to a participant of a governmental 457(b) deferred compensation plan prior to the plan participant’s:

•	attainment of age 59½;

•	severance from employment;

•	incurring an unforeseeable emergency;

•	compliance with a qualified domestic relations order (QDRO);

•	qualifying for a qualified disaster recovery distribution, as defined in IRC Section 72(t)(2)(M);

•	qualifying for an eligible distribution to a domestic violence victim, as defined in IRC Section 72(t)(2)(K);

•	qualifying for an emergency personal expense distribution, as defined in IRC Section 72(t)(2)(I); or

•	meeting the requirements for a qualified birth or adoption distribution, as defined in IRC Section 72(t)(2)(H).

In certain circumstances, amounts may also be distributed upon termination of the deferred compensation plan or if the contract contains $5,000 or less, as provided by the plan.

Governmental 457(b) deferred compensation plans are subject to the Required Minimum Distribution rules of IRC Section 401(a)(9). The sections of this prospectus related to Qualified Contracts contain more detailed information regarding these rules.

Required Minimum Distributions for Qualified Contracts

For Qualified Contracts other than Roth IRAs, distributions generally must begin no later than April 1st of the calendar year following the later of:

(1)	the calendar year in which you attained the “applicable age” as defined in IRC Section 401(a)(9); or

(2)	the calendar year in which you retire.

If you  were born after December 31, 1950 and before January 1, 1960, your applicable age is 73. If you  were born after December 31, 1959, your applicable age is 75. Previously, the age at which RMDs were required to begin was 70½ for those born before July 1, 1949, and 72 for those born after June 30, 1949 and before January 1, 1951.

The date set forth in (2) does not apply to an IRA or to a five percent owner of the employer maintaining the plan. Required distributions generally must be over a period not exceeding your life or life expectancy or the joint lives or joint life expectancies of you and your designated Beneficiary. Upon your death, additional distribution requirements are imposed. If your contract is held as a Roth IRA, there are no RMDs during your life. However, upon your death your Beneficiary is subject to RMD requirements. If RMDs are not made, a penalty tax of up to 25% is imposed on the amount that should have been distributed.

These rules were significantly changed under the Setting Every Community Up for Retirement Enhancement (SECURE) Act, enacted in late 2019, and differ for Qualified Contracts when death occurs after December 31, 2019 versus those where death occurred on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement).

Where the Owner’s death occurred on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), if the contract had not yet entered the Income Phase and death occurred after the required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of the Owner’s death, or over the life or life expectancy of the designated Beneficiary. If the contract had not entered the Income Phase and death occurred before the required beginning date, the remaining interest must be distributed within five years or over the life or life expectancy of the designated Beneficiary.  If the Owner’s death occurred after the Contract had entered the Income Phase, distributions must be made at least as rapidly as under the method in effect at the time of the Owner’s death.

If your death occurs after December 31, 2019 (after December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and your designated Beneficiary is not an “Eligible Designated Beneficiary” as defined in IRC Section 401(a)(9), the remaining interest must be distributed within ten years, regardless of whether your death occurs before or after your required beginning date or whether your contract had entered the Income Phase.  In addition, if your death occurs on or after your required beginning date, your Beneficiary must take  annual RMDs during the ten year distribution period.  If your designated Beneficiary is considered an Eligible Designated Beneficiary, the remaining interest must be distributed within ten years or over the life or life expectancy of the designated Beneficiary. We only offer a life or life expectancy distribution option to a designated beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant or IRA owner or, (2) is not more than ten years younger than the deceased qualified plan participant or IRA owner. In the future, we may allow additional classes of Eligible Designated Beneficiaries to elect a life or life expectancy distribution option.

If your death occurs after December 31, 2019 (after December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and you do not have a designated Beneficiary (including where your estate or certain trusts are the Beneficiary), the pre-2019 distribution rules generally apply. If your contract has not yet entered the Income Phase and death occurs after your required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of your death. If the contract has not yet entered the Income Phase and your death occurs before your required beginning date, the remaining interest must be distributed within five years. If your death occurs after your contract has entered the Income Phase, distributions must be made at least as rapidly as under the method in effect at the time of your death.

For purposes of these rules, the Owner of a Roth IRA is always treated as having died before their required beginning date, since RMDs are not required during the owner’s lifetime.

The Regulations under IRC Section 401(a)(9) include a provision that could increase the dollar amount of RMDs for individuals who fund their IRA or qualified retirement plan with an annuity contract. During the Accumulation Phase of the annuity contract, Treasury Regulations Section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher RMD amount. You should consult a tax adviser to determine how this may impact your specific circumstances.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows:

•	if distributed in a lump sum, they will be treated in the same manner as a withdrawal from the Contract; or

•	if distributed under a payout option, they will be treated as Annuity Payments.

Section 1035 Tax Free Exchanges

IRC Section 1035 provides that a life insurance, endowment, or annuity contract may be exchanged for an annuity contract on a tax free basis. When this type of exchange occurs, the gain in the original contract is preserved in the new contract by transferring the cost basis under the original contract to the new contract. The IRS has provided guidance on the partial exchange of an annuity contract for another annuity contract. According to the guidance, partial exchanges occurring on or after October 24, 2011 will be tax free if no distribution takes place from either contract within 180 days after the exchange. If a distribution occurs within 180 days after the exchange, the IRS will apply general tax principles to determine the tax treatment of the transfer. The limitation on distributions within 180 days does not apply to Annuity Payments that are based on life expectancy or on a period certain of ten or more years. You should consult a tax adviser before entering into any 1035 exchange.

Partial exchanges which occurred prior to October 24, 2011 were subject to more restrictive guidance. You should consult a tax adviser if you have questions regarding the taxation of a prior exchange.

Beginning January 1, 2010, the Pension Protection Act of 2006 permits the exchange of an annuity contract for a qualified long-term care contract to qualify as a tax free 1035 exchange. However, if an annuity contract has entered the Income Phase, there is uncertainty and a lack of guidance regarding whether the exchange can qualify. Therefore, if an annuity contract has entered the Income Phase and the contract or the resulting Annuity Payments are exchanged for a qualified long-term care contract, we will not treat that as a tax free 1035 exchange.

The IRS has also issued guidance allowing a Beneficiary of a non-qualified annuity contract to enter into a 1035 exchange of the death benefit for a new annuity contract, provided that the new contract will be administered as if the owner is deceased for purposes of the death benefit requirements of IRC Section 72(s). In order to allow the death benefit under a non-qualified annuity contract to be exchanged, we may require additional documentation from the issuer of the new contract, in order to ensure that this requirement is met.

Income Tax Reporting and Withholding

Federal law requires that we file an information return on Form 1099-R with the IRS (with a copy to you) reporting any taxable amounts paid to you under the annuity contract. By January 31st of the calendar year following the year of any payment(s), we will issue the Form 1099-R to the owner of the annuity contract. Following the death of the owner the Form 1099-R will be sent to each beneficiary who receives a payment under the contract.

The portion of any distribution that is includible in the gross income of the owner is subject to federal income tax withholding. The amount of the withholding depends on the type of distribution. Withholding for periodic payments is at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate. Distributions from certain retirement plans, excluding IRAs, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% withholding.

The 20% withholding requirement generally does not apply to:

•	a series of substantially equal payments made at least annually for:

○	the life or life expectancy of the owner, or joint and last survivor expectancy of the owner and a designated beneficiary, or

○	for a specified period of ten years or more;

•	distributions which are RMDs;

•	hardship distributions from a 401(k) plan or a tax-sheltered annuity;

•	distributions that are qualified birth or adoption distributions as defined in IRC Section 72(t)(2)(H);

•	distributions that are qualified disaster recovery distributions as defined in IRC Section 72(t)(2)(M);

•	distributions that are emergency personal expense distributions as defined in IRC Section 72(t)(2)(I); or

•	distributions that are eligible distributions to a victim of domestic violence as defined in IRC Section 72(t)(2)(K).

You should consult a tax adviser regarding withholding requirements.

Generation Skipping Transfer Tax Withholding

Under certain circumstances, the IRC may impose a generation skipping transfer tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the IRC may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Medicare Hospital Insurance Tax

A Medicare Hospital Insurance Tax (known as the Unearned Income Medicare Contribution) applies to all or part of a taxpayer’s net investment income, at a rate of 3.8%, when certain income thresholds are met. Net investment income is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. Under final tax regulations, the taxable portion of any distribution from a non-qualified annuity contract – including withdrawals and Annuity Payments – is included in net investment income. Net investment income also includes the gain from the sale of a non-qualified annuity contract. Under current guidance, we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your Contract.

Non-Resident Aliens and Foreign Entities

Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent form), providing us with:

•	proof of residency (in accordance with IRS requirements); and

•	the applicable taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act effective July 1, 2014, U.S. withholding may occur with respect to certain foreign entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships, and trusts)) at a 30% rate without regard to lower treaty rates.

Civil Unions and Domestic Partnerships

Parties to a civil union or domestic partnership are not treated as spouses under federal law. Consequently, certain transactions, such as a change of ownership or continuation of the Contract after death, may be taxable to those individuals. You should consult a tax adviser for more information on this subject.

Non-Natural Owner

When a Non-Qualified Contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership, trust or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the Accumulation Phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. If a trust is not a grantor trust for income tax purposes, and any beneficiary (including a contingent beneficiary) of a trust is a non-natural person, the contract will not be treated as owned by an agent for a natural person, and gain in the contract will be taxed annually.

This treatment also does not apply to a contract that qualifies as an immediate annuity. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Distribution

The Contracts are no longer for sale to the public. The Contract was sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the contracts sold by its registered representatives, and MSD serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

MMLIS and MSD are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). MMLIS and MSD also receive compensation for their actions as principal underwriters of the Contracts.

Commissions and Allowances Paid

Commissions for sales of the Contract by MMLIS registered representatives are paid on behalf of MMLIS by MassMutual to MMLIS registered representatives. Commissions for sales of the Contract by registered representatives of other broker-dealers are paid on behalf of MSD by MassMutual to those broker-dealers. We also pay expense allowances in connection with the sales of the Contracts. The maximum commission payable for the Contract is 8.63% of Purchase Payments made to a Contract and/or up to 2.4% of Contract Value annually.

Additional Compensation Paid to MMLIS

Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the Contract may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also general agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the Contract by their registered representatives.

Additional Compensation Paid to Certain Broker-Dealers

We and MSD make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales-based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote the Contract. Asset-based payments are based on the value of the assets in the MassMutual Contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the Contract and each subsequent Purchase Payment applied to the Contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. For a list of the broker-dealers to whom we currently pay additional compensation for selling the Contract, visit www.MassMutual.com/legal/compensation-arrangements or call our Service Center.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the Contract. Any such compensation will be paid by MSD or us and will not result in any additional direct charge to you.

Compensation in General

The compensation arrangements described above may provide a registered representative with an incentive to sell the Contract over other available variable annuity contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a Contract. You may want to take these compensation arrangements into account when evaluating any recommendation regarding the Contract.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain Funds to help us make these cash and non-cash payments.

You may want to contact MMLIS or your registered representative to find out more about the compensation they receive in connection with your purchase of a Contract.

Commissions or overrides may also be paid to broker-dealers providing wholesaling services (such as providing sales support and training for sales representatives who sell the Contracts).

Other Information

Assignment

You can assign the Contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment in Good Order. We will not be liable for any payment or other action we take in accordance with the Contract before we receive notice of the assignment. We are not responsible for the validity of an assignment. You may be subject to tax consequences if you assign your Contract.

If the Contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the Contract. If you assign your Contract, your rights may only be exercised with the consent of the assignee of record.

Unclaimed Property

Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on Owners, Beneficiaries, and any other payees of proceeds from a contract. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as Beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Service Center. IRS guidance requires us to withhold federal income tax from escheated payments from certain qualified contracts, and to report such payments to the IRS on Form 1099-R.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Purchase Payment or block an owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Payments We Make

We may be required to suspend or postpone payments, withdrawals, or transfers from the Sub-Accounts for any period when:

•	the NYSE is closed (other than customary weekend and holiday closings);

•	trading on the NYSE is restricted;

•	an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds; or

•	during any other period when the SEC, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account for the period permitted by law, but not for more than six months.

In addition, if, pursuant to the SEC’s rules, a money market fund suspends payment of redemption proceeds in connection with a liquidation of that Fund, we will delay payment of any transfer, withdrawal or death benefit from the applicable money market Sub-Account until the Fund is liquidated.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Purchase Payment or block an owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Changes to the Contract

We reserve the right to amend the Contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the Contract. We will notify you by written notice of such amendments.

Special Arrangements

For certain group or sponsored arrangements there may be expense savings that can be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected Purchase Payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce or waive the mortality and expense risk charge, the administrative charge, the annual contract maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a Contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

We reserve the right to modify or terminate such arrangements.

Termination of the Contract

We will terminate your Contract upon the occurrence of any of the following events:

•	the date of the last Annuity Payment;

•	the date withdrawal is made of the entire Contract Value;

•	the date of the last payment upon death to the last Beneficiary; or

•	the date your Contract is returned under the right to examine Contract provision.

Computer System, Cybersecurity, and Service Disruption Risks

The Company relies on its parent, MassMutual, for various operating and administrative services including computer systems. MassMutual and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While MassMutual and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, their respective computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond their control. The failure of MassMutual’s or its business partners’ computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.

MassMutual and its business partners retain confidential information on their respective computer systems, including customer information and proprietary business information. Any compromise of the security of MassMutual’s or its business partners’ computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses. The risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments).

Geopolitical and other events, including natural disasters, war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events, and widespread disease, including pandemics (such as COVID-19) and epidemics, have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Company and MassMutual. These events may adversely affect computer and other systems on which MassMutual and the Company rely, interfere with the processing of contract-related transactions (including the processing of orders from owners and orders with the funds) and the Company’s ability to administer this Contract in a timely manner, or have other possible negative effects. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying the Contract to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting the Contract due to these geopolitical and other events. If we are unable to receive U.S. mail or fax transmissions due to a closure of U.S. mail delivery by the government or due to the need to protect the health of our employees, you may still be able to submit transaction requests to the Company electronically or over the telephone. Our inability to receive U.S. mail or fax transmissions may cause delays in the pricing and processing of transaction requests submitted to us by U.S. mail or by fax during that time period.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the Contract.

For more information regarding the Company’s litigation and other legal proceedings, please see the notes to the Company’s financial statements contained within the  SAI.

Our Financial Statements

The financial statements for the Separate Account and the Company are included in the SAI. Our financial statements should be distinguished from the financial statements of the Separate Account, and you should consider our financial statements as bearing only upon our ability to meet our obligations under the Contracts. Contact us at our Service Center for a free copy of these financial statements and the SAI.

Appendix A

Investment Options Available Under the Contract

Funds Available Under the Contract

The following is a list of Funds currently available under the Contract. The list of Funds is subject to change, as discussed in the prospectus for the Contract. Before you invest, you should review the prospectuses for the Funds. These prospectuses contain more information about the Funds and their risks and may be amended from time to time You can find prospectuses and other information about the Funds online at www.MassMutual.com/PanoramaPremier. You can also request this information at no cost by calling (800)  272-2216 or sending an email request to ANNfax@MassMutual.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Asset Allocation	MML Aggressive Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.00%	12.74%	8.20%	8.00%
Asset Allocation	MML Balanced Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.86%	7.70%	4.73%	5.18%
Asset Allocation	MML Conservative Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.85%	6.61%	3.92%	4.52%
Asset Allocation	MML Growth Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.92%	10.93%	7.04%	6.99%
Asset Allocation	MML Moderate Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.88%	8.87%	5.47%	5.82%
Money Market	Invesco V.I. U.S. Government Money Portfolio (Series I)(2)(3) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.66%	4.64%	2.11%	1.40%
Money Market	MML U.S. Government Money Market Fund (Initial Class)(2) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.51%	4.80%	2.16%	1.43%
Fixed Income	Invesco V.I. Core Plus Bond Fund (Series I)(4) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.62% (*)	3.06%	0.38%	2.25%
Fixed Income	Invesco V.I. Global Strategic Income Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.93% (*)	3.16%	–0.14%	1.53%
Fixed Income	MML Inflation-Protected and Income Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.64% (*)	2.72%	2.10%	2.41%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Fixed Income	MML Managed Bond Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.70%	3.62%	0.20%	1.54%
Fixed Income	MML Short-Duration Bond Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.85%	6.11%	1.43%	1.81%
Fixed Income	MML Total Return Bond Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Metropolitan West Asset Management, LLC	0.88%	0.26%	–0.81%	0.88%
Balanced	Invesco V.I. Equity and Income Fund (Series I)(5) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.57%	12.12%	8.38%	7.36%
Balanced	MML Blend Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC	0.50%	14.64%	7.86%	7.90%
Large Cap Value	MML Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Brandywine Global Investment Management, LLC	0.43%	19.39%	10.80%	9.07%
Large Cap Value	MML Equity Income Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.79%	11.67%	8.47%	8.26%
Large Cap Value	MML Income & Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC	0.73%	14.90%	10.22%	9.34%
Large Cap Blend	Fidelity® VIP Contrafund® Portfolio (Initial Class) Adviser: Fidelity Management & Research Company LLC Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited	0.56%	33.79%	17.04%	13.62%
Large Cap Blend	Invesco V.I. Diversified Dividend Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.68%	13.22%	7.64%	7.83%
Large Cap Blend	Invesco V.I. Main Street Fund® (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.80% (*)	23.64%	12.08%	11.24%
Large Cap Blend	MML Equity Index Fund (Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Advisors, LLC	0.42%	24.44%	14.06%	12.63%
Large Cap Blend	MML Focused Equity Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	1.13%	9.78%	9.42%	10.33%
Large Cap Blend	MML Fundamental Equity Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	1.06%	23.36%	12.91%	13.15%
Large Cap Blend	MML Sustainable Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.57%	19.94%	12.53%	11.82%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Growth	Invesco V.I. Discovery Large Cap Fund (Series I)(6) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.80% (*)	34.16%	16.05%	13.25%
Large Cap Growth	MML Blue Chip Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.77%	35.70%	13.93%	14.51%
Large Cap Growth	MML Large Cap Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Loomis, Sayles & Company, L.P.	0.70%	34.09%	18.12%	15.29%
Small/Mid-Cap Value	MML Mid Cap Value Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.89%	8.53%	7.31%	8.05%
Small/Mid-Cap Value	MML Small/Mid Cap Value Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.	0.83%	10.29%	9.15%	7.83%
Small/Mid-Cap Blend	MML Small Cap Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.71%	12.94%	10.64%	9.16%
Small/Mid-Cap Growth	Invesco V.I. Discovery Mid Cap Growth Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.85%	24.23%	0.21%	11.57%
Small/Mid-Cap Growth	MML Mid Cap Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.83%	11.16%	7.73%	10.20%
Small/Mid-Cap Growth	MML Small Cap Growth Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	1.08% (*)	10.29%	7.58%	9.24%
International/Global	Invesco Oppenheimer V.I. International Growth Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.00% (*)	–1.67%	3.04%	4.41%
International/Global	MML Foreign Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Thompson, Siegel and Walmsley LLC	0.96%	3.46%	4.23%	3.31%
International/Global	MML Global Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.81% (*)	5.59%	5.87%	7.55%
Specialty(7)	Invesco V.I. Health Care Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.99%	4.17%	3.64%	5.40%
Specialty(7)	Invesco V.I. Technology Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.97%	34.27%	14.65%	14.40%
Specialty(7)	MML Managed Volatility Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Gateway Investment Advisers, LLC	1.18%	14.85%	6.29%	5.36%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Specialty(7)	PIMCO CommodityRealReturn® Strategy Portfolio (Advisor Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	2.38% (*)	3.97%	6.98%	1.55%
Specialty(7)	VY® CBRE Global Real Estate Portfolio (Class S) Adviser: Voya Investments, LLC Sub-Adviser: CBRE Clarion Securities LLC	1.15% (*)	0.12%	1.41%	2.90%
(*)	This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund prospectus for additional information.
(1)	These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in its underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.
(2)	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.
(3)	Unavailable in Contracts issued on or after January 19, 2008.
(4)	Effective May 1, 2009 and after, you may not allocate any new money to this Fund via Purchase Payments or transfers.
(5)	Unavailable in Contracts issued on or after April 30, 2012.
(6)	Invesco V.I. Discovery Large Cap Fund formerly known as Invesco V.I. Capital Appreciation Fund.
(7)	Specialty funds are an all-encompassing category that consists of funds that forgo broad diversification to concentrate on a certain segment of the economy or a specific targeted strategy. For example, sector funds are targeted strategy funds aimed at specific sectors of the economy, such as financial, technology, healthcare, and so on. Sector funds can, therefore, be more volatile than a more diversified equity fund since the stocks in a given sector tend to be highly correlated with each other.

Fixed Account Investment Options Available Under the Contract

The following is a list of fixed options currently available under the Contract. We may change the features of the fixed options listed below, offer new fixed options, and terminate existing fixed options. We will provide you with written notice before doing so. See “General Information about C.M. Life Insurance Company, the Separate Account and the Investment Options – The Fixed Accounts” for more information.

Name	Minimum Guaranteed Interest Rate
6 Month DCA Fixed Account	3%
12 Month DCA Fixed Account	3%
The Fixed Account	3%

Appendix B

Free Withdrawal Amount (FWA) Examples

Example 1 ~ Free Withdrawal Amount in Second Contract Year at the Time of a Withdrawal

The values shown are based on the following assumptions:

•	Your Issue Date is 4/6/2004. This is the date when we credit your initial Purchase Payment of $100,000 to your Contract.

•	On 5/14/2004, an additional Purchase Payment of $10,000 is made.

•	On 7/15/2005, which is in Contract Year 2, the Contract Value is $125,000 and a partial withdrawal of $12,000 is made.

Based on the above, we have the following values for the calculation of the Free Withdrawal Amount.

Date	Transaction	Pre- Transaction Contract Value	Transaction Amount	Gain(1)	Purchase Payments – Prior FWA withdrawals	10% of Total Purchase Payments	FWA(2)
4/6/2004	Purchase 1	$ 0	$100,000	$ 0	$100,000	$10,000	$10,000
5/15/2004	Purchase 2	102,000	10,000	2,000	110,000	11,000	11,000
7/15/2005	Immediately Before Withdrawal	125,000		15,000	110,000	11,000	15,000
(1)	Gain is the part of the Contract that is attributable to positive investment earnings in the Contract as of that day.
(2)	FWA is the greater of the gain or 10% of the Purchase Payments reduced by any free withdrawals you previously took in the current Contract Year.

•	On 4/6/2004, 10% of the first Purchase Payment of $100,000 is $10,000. There is no gain so the FWA for that day would be $10,000 (greater of $0 or $10,000).

•	On 5/15/2004, the total Purchase Payments for the Contract is $110,000 ($100,000 + $10,000). 10% of the total Purchase Payments is $11,000 (10% x $110,000). The gain is $2,000 so the FWA for that day is $11,000 (greater of $2,000 or $11,000).

•	On 7/15/2005, 10% of the total Purchase Payments is $11,000 (10% x $110,000). The gain is $15,000 so the FWA for that day is $15,000 (greater of $15,000 or $10,000).

Example 2 ~ Impact of Prior Withdrawal to Free Withdrawal Amount

This example is the same as Example 1 but has additional events that happen after 7/15/2005.

•	Your Issue Date is 4/6/2004. This is the date when we credit your initial Purchase Payment of $100,000 to your Contract.

•	On 5/14/2004, an additional Purchase Payment of $10,000 is made.

•	On 7/15/2005, the Contract Value is $125,000 and a partial withdrawal of $12,000 is made.

•	On 8/1/2005, an additional Purchase Payment of $20,000 is made.

•	On 8/15/2005, the Contract Value is $137,000 and a partial withdrawal of $12,000 is made.

Based on the above, we have the following values for the calculation of the Free Withdrawal Amount.

Date	Transaction	Contract Value	Purchase Payment or Withdrawal Amount	Total Remaining Purchase Payments	Gain(1)	Total Purchase Payments	10% of Total Purchase Payments	Prior Withdrawals of FWA	FWA(2)
4/6/2004	Purchase 1	$ 0	$100,000	$100,000	$ 0	$100,000	$10,000	$ 0	$10,000
5/15/2004	Immediately Before Purchase 2	102,000	10,000	100,000	2,000	100,000	10,000	0	10,000
5/15/2004	Immediately After Purchase 2	112,000	0	110,000	2,000	110,000	11,000	0	11,000
7/15/2005	Immediately Before Withdrawal 1	125,000	12,000	110,000	15,000	110,000	11,000	0	15,000
7/15/2005	Immediately After Withdrawal 1	113,000	0	110,000	3,000	110,000	11,000	12,000	3,000
8/1/2005	Immediately Before Purchase 3	120,000	20,000	110,000	10,000	110,000	11,000	12,000	10,000
8/1/2005	Immediately After Purchase 3	140,000	0	130,000	10,000	130,000	13,000	12,000	10,000
8/15/2005	Immediately Before Withdrawal 2	137,000	12,000	130,000	7,000	130,000	13,000	12,000	7,000
8/15/2005	Immediately After Withdrawal 2	125,000	0	125,000	0	130,000	13,000	13,000	0
(1)	Gain is the part of the Contract that is attributable to positive investment earnings in the Contract as of that day.
(2)	FWA is the greater of the gain or 10% of the Purchase Payments reduced by any free withdrawals you previously took in the current Contract Year.

•	On 4/6/2004, 10% of the first Purchase Payment of $100,000 is $10,000. There is no gain so the FWA for that day would be $10,000 (greater of $0 or $10,000).

•	On 5/15/2004, the total Purchase Payments for the Contract is $110,000 ($100,000 + $10,000). 10% of the total Purchase Payments is $11,000 (10% x $110,000). The gain is $2,000 so the FWA for that day is $11,000 (greater of $2,000 or $11,000).

•	On 7/15/2005 immediately prior to the withdrawal, 10% of the total Purchase Payments is $11,000 (10% x $110,000). The gain is $15,000 so the FWA for that day is $15,000 (greater of $15,000 or $10,000).

•	On 7/15/2005 immediately after the withdrawal, 10% of the total Purchase Payments is still $11,000 (10% x $110,000). The withdrawal ($12,000) was less than the gain ($15,000) so all of the withdrawal came from the earnings in the Contract and there was no reduction in total remaining Purchase Payments for any future gain calculations.

•	On 8/1/2005, the remaining Purchase Payments become $130,000 ($110,000 + $20,000) and the total Purchase Payments become $130,000 ($110,000 + $20,000).

•	On 8/15/2005 immediately prior to the withdrawal, 10% of the total Purchase Payments is $13,000 (10% x $130,000). 10% of the total premiums reduced by prior withdrawals of FWA in the current Contract Year is $1,000 ($13,000 – $12,000). The gain is $7,000 ($137,000 – $130,000). So, the FWA for this day is $7,000 (greater of $1,000 or $7,000).

•	On 8/15/2005 immediately after the withdrawal, the withdrawal ($12,000) is greater than the FWA ($7,000), so $5,000 ($12,000 – $7,000) of the withdrawal is subject to CDSC. The total Purchase Payments is $130,000. 10% of the total Purchase Payments is $13,000 (10% x $130,000). The prior withdrawals of FWA to apply to any future withdrawals in the Contract Year is $19,000 ($12,000 + $7,000).

Appendix C

Contingent Deferred Sales Charge (CDSC) Example

•	The following Purchase Payments are made:

Purchase Payment	Contract Year	Date	Amount
1 (on Issue Date)	1	January 15	$100,000
2	1	May 15	10,000
3	2	January 15	200,000

•	Total Purchase Payments are $310,000.

•	On February 15 of Contract Year 4, the Contract Value is $350,000 and a partial withdrawal of $150,000 is made.

•	To calculate the CDSC, we first determine the Free Withdrawal Amount (FWA) not subject to a CDSC. 10% of the total Purchase Payments is $31,000 (10% x ($100,000 + $10,000 + $200,000)). The gain in the Contract is $40,000 ($350,000 – $310,000).

•	We next determine the withdrawal amount to allocate to Purchase Payments, which is what remains after the withdrawal of the gain, $110,000 ($150,000 – $40,000).

•	We then look at the amount of CDSC from Purchase Payment #1. The amount remaining subject to a CDSC is $100,000. Since Purchase Payment #1 is in the fourth year from the date that Purchase Payment was applied, the CDSC is 4% or $4,000 ($100,000 x 4%).

•	The remaining withdrawal amount still subject to a CDSC after allocation to Purchase Payment #1 is $10,000 ($110,000 – $100,000).

•	Next, we look at the amount of CDSC from Purchase Payment #2. Purchase Payment #2 is $10,000 and since Purchase Payment #2 is in the third year from the date that Purchase Payment was applied, the CDSC is 5% or $500 ($10,000 x 5%).

•	There is no remaining withdrawal amount still subject to a CDSC after allocation to Purchase Payment #2 ($10,000 – $10,000).

•	The total CDSC is $4,500, which is the sum of the charges on each Purchase Payment ($4,000 + $500).

The total CDSC for this withdrawal is $4,500, which is deducted from the withdrawal amount of $150,000. The net amount of $145,500 ($150,000 – $4,500) is paid to the Contract Owner, unless otherwise instructed.

Appendix D

Basic Death Benefit Examples

Example 1 ~ Impact of Purchase Payments and Determination of Benefit

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	A subsequent Purchase Payment of $10,000 is made at beginning of Contract Year 2.

•	The Contract Value on the third Contract Anniversary is $120,000.

•	Contract Owner dies in Contract Year 5.

Beginning of Contract Year	Purchase Payment	Contract Value After Purchase Payment	Total Purchase Payments Adjusted for Withdrawals	3 Year Anniversary Contract Value
1	$100,000	$100,000	$100,000
2	10,000	115,000	110,000
4		120,000	110,000	$120,000
5 (receive due proof of Contract Owner’s death and election of the payment method)		101,000	110,000	120,000

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments adjusted for withdrawals.

•	At the beginning of Contract Year 2, a $10,000 subsequent Purchase Payment is made, bringing the total Purchase Payments adjusted for withdrawals to $110,000.

•	The beginning of Contract Year 4 is the third Contract Anniversary. The Contract Value is $120,000, and we will include this value in the determination of the death benefit.

•	Contract Owner dies in Contract Year 5. When we receive due proof of death and election of the payment method for the death benefit, the Contract Value is $101,000. The total Purchase Payments adjusted for withdrawals is $110,000. The Contract Value on the most recent Three Year Anniversary is $120,000. The Basic Death Benefit is the greatest of these three values. Therefore, the death benefit is $120,000.

Example 2A ~ Impact of Withdrawal and Determination of Benefit when Contract is Issued Prior to October 1, 2003

The values shown are based on the following assumptions:

•	Contract is issued prior to October 1, 2003. Therefore, any withdrawal will be deducted from the death benefit by the same dollar amount as the dollar amount of the withdrawal.

•	Initial Purchase Payment = $100,000.

•	A subsequent Purchase Payment of $10,000 is made at beginning of Contract Year 2.

•	A withdrawal of $20,000 is made at beginning of Contract Year 5.

•	Contract Owner dies in Contract Year 6.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value After Purchase Payment	Total Purchase Payments Adjusted for Withdrawals	3 Year Anniversary Contract Value
1	$100,000		$100,000	$100,000
2	10,000		115,000	110,000
4			120,000	110,000	$120,000
5 (immediately prior to withdrawal)			120,750	110,000	120,000
5 (immediately after withdrawal)		$20,000	100,750	90,000	100,000
6 (receive due proof of Contract Owner’s death and election of the payment method)			90,927	90,000	100,000

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments adjusted for withdrawals.

•	At the beginning of Contract Year 2, a $10,000 subsequent Purchase Payment is made, bringing the total Purchase Payments adjusted for withdrawals to $110,000.

•	At the beginning of Contract Year 5, a $20,000 withdrawal (including any CDSC) is made.

•	Immediately prior to when the withdrawal is made, the Contract Value is $120,750, and the total Purchase Payments adjusted for withdrawals is $110,000.

•	Immediately after the withdrawal is made, the Contract Value becomes $100,750 ($120,750 – $20,000). The total Purchase Payments adjusted for withdrawals and Contract Value on the most recent three-year Contract Anniversary are both reduced by the same amount that the Contract Value is reduced ($20,000). The total Purchase Payments adjusted for withdrawals is $90,000 ($110,000 – $20,000) and the three year anniversary Contract Value is $100,000 ($120,000 – $20,000)

•	Contract Owner dies in Contract Year 6. When we receive due proof of death and election of the payment method for the death benefit, the Contract Value is $90,927. The total Purchase Payments adjusted for withdrawals is $90,000. The three-year anniversary Contract Value adjusted for Purchase Payments and withdrawals is $100,000. Therefore, the death benefit is $100,000 (greatest of $90,927, $90,000, and $100,000).

Example 2B ~ Impact of Withdrawal and Determination of Benefit when Contract is Issued on or After October 1, 2003

The values shown are based on the following assumptions:

•	Contract is issued on or after October 1, 2003. Therefore, any withdrawals will reduce the death benefit by the same percentage as the percentage reduction in the Contract Value.

•	Initial Purchase Payment = $100,000.

•	A subsequent Purchase Payment of $10,000 is made at beginning of Contract Year 2.

•	A withdrawal of $20,000 is made at beginning of Contract Year 5.

•	Contract Owner dies in Contract Year 6.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value After Purchase Payment	Total Purchase Payments Adjusted for Withdrawals	3 Year Anniversary Contract Value
1	$100,000		$100,000	$100,000
2	10,000		115,000	110,000
4			120,000	110,000	$120,000
5 (immediately prior to withdrawal)			120,750	110,000	120,000
5 (immediately after withdrawal)		$20,000	100,750	91,781	100,124
6 (receive due proof of Contract Owner’s death and election of the payment method)			90,927	91,781	100,124

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments adjusted for withdrawals.

•	At the beginning of Contract Year 2, a $10,000 subsequent Purchase Payment is made, bringing the total Purchase Payments adjusted for withdrawals to $110,000.

•	At the beginning of Contract Year 5, a $20,000 withdrawal (including any CDSC) is made.

•	Immediately prior to when the withdrawal is made, the Contract Value is $120,750, and the total Purchase Payments adjusted for withdrawals is $110,000.

•	Immediately after the withdrawal is made, the Contract Value becomes $100,750 ($120,750 – $20,000). The total Purchase Payments adjusted for withdrawals and Contract Value on the most recent three-year Contract Anniversary are both reduced by the same proportion that the Contract Value is reduced.

Total Purchase Payments adjusted for withdrawals (immediately after the withdrawal) = total Purchase Payments adjusted for withdrawals (immediately prior to the withdrawal) – (withdrawal amount / Contract Value immediately prior to the withdrawal) x total Purchase Payments adjusted for withdrawals (immediately prior to the withdrawal)
= $110,000 – ($20,000 / $120,750) x $110,000
= $110,000 – $18,219
= $91,781

Most recent three-year Contract Anniversary Contract Value = three-year Contract Anniversary Contract Value – (withdrawal amount / Contract Value immediately prior to the withdrawal) x three-year Contract Anniversary Contract Value immediately prior to the withdrawal
= $120,000 – ($20,000 / $120,750) x $120,000
= $120,000 – $19,876
= $100,124

•	Contract Owner dies in Contract Year 6. When we receive due proof of death and election of the payment method for the death benefit, the Contract Value is $90,927. The total Purchase Payments adjusted for withdrawals is $91,781. The three-year anniversary Contract Value adjusted for Purchase Payments and withdrawals is $100,124. Therefore, the death benefit is $100,124 (greatest of $90,927, $91,781, and $100,124).

Example 3 ~ Impact of Reaching Age 75

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	A subsequent Purchase Payment of $10,000 is made at beginning of Contract Year 2.

•	The Contract Value on the third Contract Anniversary is $120,000.

•	Contract Owner reaches Age 75 in Contract Year 5. Please see definition of Age earlier in this prospectus.

•	A subsequent Purchase Payment of $20,000 is made at beginning of Contract Year 7.

Beginning of Contract Year	Purchase Payment	Contract Value After Purchase Payment	Total Purchase Payments Adjusted for Withdrawals	3 Year Anniversary Contract Value
1	$100,000	$100,000	$100,000
2	10,000	115,000	110,000
4 (Immediately before Contract Anniversary)		120,000	110,000
4 (Immediately after Contract Anniversary)		120,000	110,000	$120,000
5 (Contract Owner turns Age 75)		101,000	110,000	120,000
7 (Immediately before Purchase Payment)			110,000	120,000
7 (Immediately after Purchase Payment)	20,000		130,000	140,000

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments adjusted for withdrawals.

•	At the beginning of Contract Year 2, a $10,000 subsequent Purchase Payment is made, bringing the total Purchase Payments adjusted for withdrawals to $110,000.

•	At the beginning of Contract Year 4, the Contract Value is $120,000. The three-year anniversary Contract Value is set to $120,000.

•	At the beginning of Contract Year 5, the Contract Owner has turned Age 75. Therefore, the three-year anniversary Contract Value will not be reset at the beginning of year 7, or any three-year anniversary thereafter. Once the Contract Owner or oldest Joint Owner reaches Age 75, we look to the Contract Value on the most recent three year Contract Anniversary prior to the Contract Owner or the oldest Joint Owner reaching Age 75, plus any subsequent Purchase Payments, less any subsequent withdrawals, including any applicable charges. Your first Contract Anniversary is one calendar year from the date we issued your Contract.

•	At the beginning of Contract Year 7, a $20,000 subsequent deposit is made. The total Purchase Payments adjusted for withdrawals is increased to $130,000 ($110,000 + $20,000) and the three-year Contract Anniversary value is increased to $140,000 ($120,000 + $20,000).

Appendix E

Ratchet Death Benefit Examples

Example 1 ~ Impact of Purchase Payments and Determination of Benefit

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	A subsequent Purchase Payment of $10,000 is made at the beginning of Contract Year 2 and the Contract Value is $105,000 prior to the addition of the Purchase Payment.

•	The Contract Value at the beginning of Contract Year 3 is $120,000.

•	Contract Owner dies in Contract Year 4.

Beginning of Contract Year	Purchase Payment	Contract Value After Purchase Payment	Annual Ratchet Death Benefit Amount
1	$100,000	$100,000
2 (immediately prior to Purchase Payment)		105,000	$105,000
2	10,000	115,000	115,000
3		120,000	120,000
4 (receive due proof of Contract Owner’s death and election of the payment method)		110,000	120,000

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial annual ratchet death benefit amount.

•	At the beginning of Contract Year 2 immediately prior to the Purchase Payment, the Contract Value is $105,000, so the annual ratchet death benefit amount is $105,000 (greater of $100,000 or $105,000).

•	At the beginning of Contract Year 2, a $10,000 Purchase Payment is made. This amount increases the annual ratchet death benefit to $115,000 ($105,000 + $10,000).

•	At the beginning of Contract Year 3, the Contract Value is $120,000 so the annual ratchet death benefit amount is $120,000 (greater of $115,000 or $120,000).

•	The beginning of Contract Year 4, the Contract Value is $110,000. This is less than the annual ratchet death benefit amount ($120,000) so the annual ratchet death benefit amount does not change.

•	Contract Owner dies in Contract Year 4. When we receive due proof of death and election of the payment method for the death benefit, the Contract Value is $110,000. The annual ratchet death benefit amount is $120,000. The Ratchet Death Benefit is $120,000 (greater of $110,000 or $120,000).

Example 2A ~ Impact of Withdrawal and Determination of Benefit when Contract is Issued Prior to
October 1, 2003

The values shown are based on the following assumptions:

•	Contract is issued prior to October 1, 2003. Therefore, any withdrawal will be deducted from the death benefit by the same dollar amount as the dollar amount of the withdrawal.

•	Initial Purchase Payment = $100,000. This is the initial annual ratchet death benefit amount.

•	The Contract Value at the beginning of Contract Year 2 is $105,000.

•	A withdrawal of $20,000 is made at beginning of Contract Year 3. Prior to the withdrawal, the Contract Value is $100,000.

•	Contract Owner dies in Contract Year 4 with a Contract Value of $83,000.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value After Purchase Payment	Annual Ratchet Death Benefit Amount
1	$100,000		$100,000	$100,000
2			105,000	105,000
3 (immediately prior to withdrawal)			100,000	105,000
3 (immediately after withdrawal)		$20,000	80,000	85,000
4 (receive due proof of Contract Owner’s death and election of the payment method)			83,000	85,000

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial annual ratchet death benefit amount.

•	At the beginning of Contract Year 2, the annual ratchet death benefit amount is set to $105,000 because the Contract Value is greater than the annual ratchet death benefit amount (greater of $100,000 or $105,000).

•	At the beginning of Contract Year 3 immediately prior to the withdrawal, the Contract Value is $100,000, and the annual ratchet death benefit amount remains set to $105,000 because this is greater than the Contract Value.

•	At the beginning of Contract Year 3 after the withdrawal is made, the Contract Value has been reduced by $20,000. The annual ratchet death benefit amount is reduced by the same amount to $85,000 ($105,000 – $20,000).

•	At the beginning of Contract Year 4, the Contract Value is $83,000 and the annual ratchet death benefit amount is $85,000. Because the annual ratchet death benefit amount is greater than the Contract Value, it stays at $85,000.

•	Contract Owner dies in Contract Year 4. When we receive due proof of death and an election of the payment method for the death benefit, the Contract Value is $83,000. The annual ratchet death benefit amount is $85,000. Therefore, the death benefit is $85,000 (greater of $83,000 or $85,000).

Example 2B ~ Impact of Withdrawal and Determination of Benefit when Contract is Issued on or After
October 1, 2003

The values shown are based on the following assumptions:

•	Contract is issued on or after October 1, 2003. Therefore, any withdrawals will reduce the death benefit by the same percentage as the percentage reduction in the Contract Value.

•	Initial Purchase Payment = $100,000. This is the initial annual ratchet death benefit amount.

•	The Contract Value at the beginning of Contract Year 2 is $105,000.

•	A withdrawal of $20,000 is made at beginning of Contract Year 3. Prior to the withdrawal, the Contract Value is $100,000.

•	Contract Owner dies in Contract Year 4 with a Contract Value of $83,000.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value After Purchase Payment	Annual Ratchet Death Benefit Amount
1	$100,000		$100,000	$100,000
2			105,000	105,000
3 (immediately prior to withdrawal)			100,000	105,000
3 (immediately after withdrawal)		$20,000	80,000	84,000
4 (receive due proof of Contract Owner’s death and election of the payment method)			83,000	84,000

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial annual ratchet death benefit amount.

•	At the beginning of Contract Year 2, the annual ratchet death benefit amount is set to $105,000 because the Contract Value is greater than the annual ratchet death benefit amount (greater of $100,000 or $105,000).

•	At the beginning of Contract Year 3 immediately prior to the withdrawal, the Contract Value is $100,000, and the annual ratchet death benefit amount remains set to $105,000 because this is greater than the Contract Value.

•	At the beginning of Contract Year 3 after the withdrawal is made, the Contract Value becomes $80,000 ($100,000 – $20,000), so the Contract Value has been reduced by 20% ($20,000 / $100,000). The annual ratchet death benefit amount is reduced by $21,000 (20% x $105,000) to $84,000 ($105,000 – $21,000).

•	At the beginning of Contract Year 4, the Contract Value is $83,000 and the annual ratchet death benefit amount is $84,000. Because the annual ratchet death benefit amount is greater than the Contract Value, it stays at $84,000.

•	Contract Owner dies in Contract Year 4. When we receive due proof of death and election of the payment method for the death benefit, the Contract Value is $83,000. The annual ratchet death benefit amount is $84,000. Therefore, the death benefit is $84,000 (greater of $83,000 or $84,000).

Example 3 ~ Impact of Reaching Age 80

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	The Contract Value at the beginning of Contract Year 2 is $105,000.

•	A subsequent Purchase Payment of $10,000 is made at beginning of Contract Year 2.

•	The Contract Value at the beginning of Contract Year 3 is $120,000.

•	Contract Owner will be Age 80 at the beginning of Contract Year 3. Please see definition of Age earlier in this prospectus.

•	A subsequent Purchase Payment of $20,000 is made at beginning of Contract Year 4.

•	Contract Owner dies in Contract Year 5 with a Contract Value of $130,000.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Annual Ratchet Death Benefit Amount
1	$100,000		$100,000	$100,000
2 (immediately prior to Purchase Payment)			105,000	105,000
2 (immediately after Purchase Payment)	10,000		115,000	115,000
3 (Contract Owner turns Age 80)			120,000	115,000
4	20,000		145,000	135,000
5 (receive due proof of Contract Owner’s death and election of the payment method)			130,000	135,000

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial annual ratchet death benefit amount.

•	At the beginning of Contract Year 2 immediately prior to the Purchase Payment, the Contract Value is $105,000 and the annual ratchet death benefit amount is set to $105,000.

•	At the beginning of Contract Year 2, a $10,000 Purchase Payment is made. This amount increases the annual ratchet death benefit to $115,000 ($105,000 + $10,000).

•	At the beginning of Contract Year 3, the Contract Owner is Age 80 so the annual ratchet death benefit amount is no longer compared to the Contract Value ($120,000). Therefore, it will remain at $115,000.

•	At the beginning of Contract Year 4, a $20,000 subsequent Purchase Payment is made. The annual ratchet death benefit amount is increased to $135,000 ($115,000 + $20,000).

•	Contract Owner dies in Contract Year 5. When we receive due proof of death and election of the payment method for the death benefit, the Contract Value is $130,000 due to negative market performance. The annual ratchet death benefit amount is $135,000. Therefore, the ratchet death benefit is $135,000 (greater of $130,000 or $135,000).

Appendix F

State Variations of Certain Contract  Features

The following chart describes the material variation of certain features and/or benefits of the Contract in states where the Contract has been approved as of the date of the prospectus.

State	Feature	Variation
Maryland	Terminal Illness Benefit	Not available.
Massachusetts	Annuity Payments	Unisex rates are used in calculating Annuity Payments.
	Terminal Illness Benefit	Not available.
North Carolina	Terminal Illness Benefit	Not available.
Oregon	Contingent Deferred Sales Charge (CDSC), Withdrawal, Annuity Options	Waives CDSC for transfer of Contract Value to an Annuity Option.

If Annuity Payments become payable under Annuity Option B and during the guaranteed period an election is made to have the present value of the remaining guaranteed annuity payments commuted and paid in a lump sum, the Company may assess any applicable CDSCs from the resulting commuted value prior to payment of the lump sum.

	DCA Fixed Account	Not available.
	The Fixed Account	Not available.
Pennsylvania	Terminal Illness Benefit	Not available.
Texas	Annual Contract Maintenance Charge	Maximum of $50.
Annuity Options

If the Contract Owner does not desire payments to continue for the remainder of the guaranteed period under Annuity Option B or E, he/she may elect to have the present value of the remaining payments commuted and paid in a lump sum at an interest rate not to exceed 5% for a variable annuity and 4% for a fixed annuity.

Virginia	Transfers	Prohibits reservation of rights to limit transfers during the Accumulation Period and the Annuity Period in the future.
Washington	Contingent Deferred Sales Charge (CDSC), Withdrawal, Annuity Options	Waives CDSC for transfer of Contract Value to an Annuity Option.

If Annuity Payments become payable under Annuity Option B and during the guaranteed period an election is made to have the present value of the remaining guaranteed annuity payments commuted and paid in a lump sum, the Company may assess any applicable CDSCs from the resulting commuted value prior to payment of the lump sum.

	DCA Fixed Account	Not available.
	The Fixed Account	Not available.

The SAI contains additional information about the Separate Account. The SAI is incorporated into this prospectus by reference and it is legally part of this prospectus. We filed the SAI with the SEC. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Reports and other information about the Separate Account, including the SAI, are available on the SEC website (www.sec.gov).

For a free copy of the SAI, other information about this Contract, or general inquiries, contact our Service Center:

MassMutual
Document Management Services  –  Annuities W360
PO Box 9067
Springfield, MA 01102-9067
(800) 272-2216
(Fax) (866) 329-4272
(Email) ANNfax@MassMutual.com
www.MassMutual.com

Investment Company Act file number: 811-08698
Securities Act file number: 033-61679
Class (Contract) Identifier: C000021289

AN2000

STATEMENT OF ADDITIONAL INFORMATION

C.M. LIFE INSURANCE COMPANY
(Insurance Company)

C.M. MULTI-ACCOUNT A
(Registered Separate Account)

PANORAMA PREMIER

April 28, 2025

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated April 28, 2025, for the individual variable deferred annuity contracts with flexible Purchase Payments which are referred to herein.

For a copy of the prospectus, call (800) 272-2216, visit online at www.MassMutual.com/PanoramaPremier, send an email request to MassMutualServiceCenter@MassMutual.com, or write to MassMutual®, Document Management Services – Annuities W360, PO Box 9067, Springfield, MA 01102-9067.

TABLE OF CONTENTS

	SAI	Prospectus
The Company ..........................................	2	16
The Separate Account ..................................	2	16
Assignment of Contract ................................	2	59
Distribution and Administration ........................	3	57
Accumulation Units and Unit Value ....................	3	26
Transfers During the Income Phase .....................	4	28
Payment of Death Benefit ..............................	4	37
Annuity Payments .....................................	5	32
Experts ................................................	5
Financial Statements ...................................	6

1

AN2000-SAI

THE COMPANY

In this Statement of Additional Information, the “Company,” “we,” “us,” and “our” refer to C.M. Life Insurance Company (C.M. Life). C.M. Life, which was incorporated on April 25, 1980, is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual®). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, MassMutual Strategic Distributors, Institutional Solutions and Worksite.

MassMutual was established on May 15, 1851 and is organized as a mutual life insurance company in Massachusetts. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001. C.M. Life’s home office is located at 200 Great Pond Drive, Suite 150, Windsor, Connecticut 06095.

THE SEPARATE ACCOUNT

We established C.M. Multi-Account A (Separate Account) as a Separate Account under Connecticut law on August 3, 1994. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account holds the assets that underlie the Contracts, except those assets allocated to our General Account. We keep the Separate Account assets separate from the assets of our General Account and other separate accounts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single investment choice.

We own the assets of the Separate Account. We credit gains to, or charge losses against, the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets may not be used to pay any of our liabilities other than those arising from the Contracts. If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account. The obligations of the Separate Account are not our generalized obligations and will be satisfied solely by the assets of the Separate Account.

ASSIGNMENT OF CONTRACT

The Company will not be charged with notice of any assignment of a Contract or of the interest of any Beneficiary or of any other person unless the assignment is in writing and the Company receives the original or a true copy thereof in Good Order at our Service Center. The Company assumes no responsibility for the validity of any assignment.

For Qualified Contracts, the following exceptions and provisions should be noted:

(1)  No person entitled to receive Annuity Payments under a Contract or part or all of the Contract’s Value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the Contract Owner given during the Annuitant’s lifetime and received in Good Order by the Company at our Service Center. To the extent permitted by law, no Contract nor any proceeds or interest payable thereunder will be subject to the Annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

(2)  If an assignment of a Contract is in effect on the maturity date, the Company reserves the right to pay to the assignee in one sum the amount of the Contract’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the Contract Owner, regardless of any payment options which the Contract Owner may have elected. Moreover, if an assignment of a Contract is in effect at the death of the Annuitant prior to the maturity date, the Company will pay to the assignee in one sum, the death benefit amount which corresponds to the death benefit choice in effect at the time of the Annuitant’s death. Any balance of such value will be paid to the Beneficiary in one sum or applied under one or more of the payment options elected.

(3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Internal Revenue Code of 1986, as amended (IRC); and

(4)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to IRC Section 408, or for a Roth Individual Retirement Annuity pursuant to IRC Section 408A, must be endorsed to provide that they are non-transferable. Such Contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the Annuitant to any person or party other than the Company, except to a former spouse of the Annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

2

DISTRIBUTION AND ADMINISTRATION

We no longer offer the Contracts for sale to the public. However, Contract Owners may continue to make Purchase Payments to existing Contracts, subject to the limitations described in the prospectus. Pursuant to separate underwriting agreements with the Company, on its own behalf and on behalf of the Separate Account, MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, serves as principal underwriter of the Contracts sold by its registered representatives, and MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual, serves as principal underwriter of the Contracts sold by registered representatives of other broker-dealers who entered into distribution agreements with MSD.

MMLIS and MSD are located at 1295 State Street, Springfield, MA 01111-0001. MMLIS and MSD are registered with the SEC as broker-dealers under the Securities and Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).

During the last three years, MMLIS and MSD were paid the compensation amounts shown below for their actions as principal underwriters for the Contracts described in the prospectus.

Year	MMLIS	MSD
2024	$231,583	$52,614
2023	$261,686	$52,109
2022	$275,520	$26,279

Commissions for sales of the Contracts by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the Contracts by registered representatives of other broker-dealers are paid by MassMutual on behalf of MSD to those broker-dealers.

During the last three years, commissions, as described in the prospectus, were paid by MassMutual through MMLIS and MSD as shown below.

Year	MMLIS	MSD
2024	$1,174,393	$320,740
2023	$1,212,145	$309,154
2022	$1,480,335	$301,800

The offering is on a continuous basis.

Under an administration agreement with the Separate Account, MassMutual has agreed to provide and assume: (1) all services and expenses required for the administration of Contracts with assets held by the Separate Account; and (2) all services and expenses required for the administration of the Separate Account. C.M. Life compensated MassMutual for providing these administrative services as shown below.

2024	2023	2022
$9,617,097	$4,711,796	$6,615,729

ACCUMULATION UNITS AND UNIT VALUE

During the Accumulation Phase, Accumulation Units shall be used to account for all amounts allocated to or withdrawn from the Sub-Accounts as a result of Purchase Payments, withdrawals, transfers, or fees and charges. The Company will determine the number of Accumulation Units of a Sub-Account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the Sub-Account by the dollar value of one Accumulation Unit of the Sub-Account as of the end of the Business Day during which the transaction is received in Good Order at our Service Center.

The Accumulation Unit value for each Sub-Account was arbitrarily set initially at $10. Subsequent Accumulation Unit values for each Sub-Account are determined for each day in which the New York Stock Exchange is open for business (Business Day) by multiplying the Accumulation Unit value for the immediately preceding Business Day by the net investment factor for the Sub-Account for the current Business Day.

3

The net investment factor for each Sub-Account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the Sub-Account for the current Business Day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current Business Day; less (iii) the cumulative charge or credit for taxes reserved which is determined by the Company to have resulted from the operation or maintenance of the Sub-Account.

B is the net asset value per share of the funding vehicle or portfolio held by the Sub-Account for the immediately preceding Business Day, minus the cumulative charge or credit for taxes reserved which is determined by C.M. Life to have resulted from the operation or maintenance of the Sub-Account as of the immediately preceding Business Day.

C is the cumulative charge since the immediately preceding Business Day for the insurance charges.

The Accumulation Unit value may increase or decrease from Business Day to Business Day.

TRANSFERS DURING THE INCOME PHASE

Transfers of annuity reserves between Sub-Accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the Sub-Account to which the transfer is made, so that the next Annuity Payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, Annuity Payments will reflect changes in the value of the new annuity units.

The amount transferred to the General Account from a Sub-Account will be based on the annuity reserves for the Contract. Transfers to the General Account will be made by converting the annuity units being transferred to purchase fixed Annuity Payments under the Annuity Option in effect and based on the Age of the Annuitant at the time of the transfer.

See the “Transfers and Transfer Programs – Transfers During the Income Phase” section in the prospectus for more information about transfers during the Income Phase.

PAYMENT OF DEATH BENEFIT

The Company will require due proof of death before any death benefit is paid. Due proof of death will be:

(1)  a certified death certificate;

(2)  a certified decree of a court of competent jurisdiction as to the finding of death; or

(3)  any other proof satisfactory to the Company.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

The Beneficiary designation in effect on the date we issue the Contract will remain in effect until changed. Unless the Contract Owner provides otherwise, the death benefit will be paid in equal shares to the Beneficiary(ies) as follows:

(1)  to the primary Beneficiary(ies) who survive the Contract Owner’s and/or the Annuitant’s death, as applicable; or

(2)  if there is no primary Beneficiary who survives the Contract Owner’s death and/or any Annuitant’s death, as applicable, to the contingent Beneficiary(ies) who survive the Contract Owner’s and/or the Annuitant’s death, as applicable; or

(3)  if there is no primary or contingent Beneficiary who survives the Contract Owner’s death and/or any Annuitant’s death, as applicable, to the Contract Owner or the Contract Owner’s estate.

You may name an irrevocable Beneficiary(ies). In that case, a change involving the irrevocable Beneficiary requires the consent of the irrevocable Beneficiary. If an irrevocable Beneficiary is named, the Contract Owner retains all other contractual rights.

See the “Death Benefit” section in the prospectus for more information on death benefits.

4

ANNUITY PAYMENTS

A variable Annuity Payment is an annuity with payments which:

(1) are not predetermined as to dollar amount; and

(2) will vary in amount with the net investment results of the applicable Sub-Accounts.

Annuity Payments also depend upon the Age of the Annuitant and any joint Annuitant and the assumed interest factor utilized and may vary by gender of the Annuitant and any joint Annuitant. The annuity table used will depend upon the Annuity Option chosen. The dollar amount of Annuity Payments after the first is determined as follows:

(1)  The dollar amount of the first Annuity Payment is divided by the value of an annuity unit as of the Annuity Date. This establishes the number of annuity units for each Annuity Payment. The number of annuity units will remain the same for the life of the Contract unless you transfer among investment options during the Income Phase or if you elected an Annuity Option with reduced payments to the survivor and the reduced payments to a survivor commence.

(2)  For each Sub-Account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent Annuity Payment date.

(3)  The total dollar amount of each variable Annuity Payment is the sum of all Sub-Account variable Annuity Payments.

The number of annuity units is determined as follows:

(1)  The number of annuity units credited in each Sub-Account will be determined by dividing the product of the portion of the Contract Value to be applied to the Sub-Account and the annuity purchase rate by the value of one annuity unit in that Sub-Account on the Annuity Date. The purchase rates are set forth in the variable annuity rate tables in the Contract.

(2)  For each Sub-Account, the amount of each Annuity Payment equals the product of the Annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

The value of any annuity unit for each Sub-Account was arbitrarily set initially at $10. The Sub-Account annuity unit value at the end of any subsequent valuation period is determined as follows:

(1)  The net investment factor for the current Business Day is multiplied by the value of the annuity unit for the Sub-Account for the immediately preceding Business Day.

(2)  The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding Business Day. The assumed investment rate is based on an effective annual rate of 4%.

The value of an annuity unit may increase or decrease from Business Day to Business Day. See “The Income Phase” section in the prospectus for more information.

EXPERTS

The financial statements of C.M. Multi-Account A as of December 31, 2024 and for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended and the statutory financial statements of C.M. Life Insurance Company (the Company) as of December 31, 2024 and 2023, and for each of the years in the three-year period ended December 31, 2024, each have been included in this Statement of Additional Information herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, each of which are also included herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP’s report, dated March 3, 2025, states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP’s report states that the financial statements of the Company are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

5

FINANCIAL STATEMENTS

The Registered Separate Account

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2024

Statements of Operations and Changes in Net Assets for the years ended December 31, 2024 and 2023

Notes to Financial Statements

The Insurance Company

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2024 and 2023

Statutory Statements of Operations for the years ended December 31, 2024, 2023 and 2022

Statutory Statements of Changes in Surplus for the years ended December 31, 2024, 2023 and 2022

Statutory Statements of Cash Flows for the years ended December 31, 2024, 2023 and 2022

Notes to Statutory Financial Statements

6

AN2000-SAI

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Board of Directors of C. M. Life Insurance Company and Contract Owners of C. M. Multi-Account A:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the sub-accounts listed in Appendix A that comprise C.M. Multi-Account A (Separate Account), as of December 31, 2024, the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the related notes, including the financial highlights in Note 8, for each of the years or periods in the five-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of December 31, 2024, and the results of their operations and changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Accounts management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2024, by correspondence with the underlying mutual funds or their transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Separate Account’s auditor since 2004.

Boston, Massachusetts

March 6, 2025

LA2053	F-1

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Appendix A

C.M. Multi-Account A was comprised of the following sub-accounts of as December 31, 2024. Statements of assets and liabilities as of December 31, 2024, and statements of operations and changes in net assets for each of the years in the two-year period ended, and financial highlights for each of the years in the five-year period then ended unless otherwise noted.

Sub-Accounts

Fidelity® VIP Contrafund® Sub-Account

Invesco Oppenheimer V.I. International Growth Sub-Account

Invesco V.I. Capital Appreciation Sub-Account

Invesco V.I. Core Plus Bond Sub-Account

Invesco V.I. Discovery Mid Cap Growth Sub-Account

Invesco V.I. Diversified Dividend Sub-Account

Invesco V.I. Equity and Income Sub-Account*

Invesco V.I. Global Sub-Account

Invesco V.I. Global Strategic Income Sub-Account

Invesco V.I. Health Care Sub-Account

Invesco V.I. Main Street Sub-Account

Invesco V.I. Technology Sub-Account

Invesco V.I. U.S. Government Money Sub-Account

MML Aggressive Allocation Sub-Account

MML American Funds Core Allocation Sub-Account

MML American Funds Growth Sub-Account

MML American Funds International Sub-Account**

MML Balanced Allocation Sub-Account

MML Blend Sub-Account

MML Blue Chip Growth Sub-Account

MML Conservative Allocation Sub-Account

MML Equity Sub-Account

MML Equity Income Sub-Account

MML Equity Index Sub-Account

MML Focused Equity Sub-Account

MML Foreign Sub-Account

MML Fundamental Equity Sub-Account

MML Fundamental Value Sub-Account

MML Global Sub-Account

MML Growth Allocation Sub-Account

MML High Yield Sub-Account

MML Income & Growth Sub-Account

MML Inflation-Protected and Income Sub-Account

MML International Equity Sub-Account

MML Large Cap Growth Sub-Account

MML Managed Bond Sub-Account (Initial Class)

MML Managed Bond Sub-Account (Service Class)

MML Managed Volatility Sub-Account

MML Mid Cap Growth Sub-Account

MML Mid Cap Value Sub-Account

MML Moderate Allocation Sub-Account

MML Short-Duration Bond Sub-Account

MML Small Cap Equity Sub-Account

MML Small Cap Growth Equity Sub-Account

MML Small Company Value Sub-Account

MML Small/Mid Cap Value Sub-Account

MML Strategic Emerging Markets Sub-Account

MML Sustainable Equity Sub-Account

MML Total Return Bond Sub-Account

MML U.S. Government Money Market Sub-Account

PIMCO CommodityRealReturn® Strategy Sub-Account

VY® CBRE Global Real Estate Sub-Account

*See Note 2 to the financial statements for the previous name of this sub-account.

**Financial highlights for each of the years in the two-year period ended December 31, 2021.

LA2053	F-2

C.M. Multi-Account A

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2024

	Fidelity®	Invesco Oppenheimer V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I. Discovery	Invesco V.I.	Invesco V.I.
	VIP Contrafund®	International Growth	Capital Appreciation	Core Plus Bond	Mid Cap Growth	Diversified Dividend	Equity and Income
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
ASSETS
Investments
Number of shares	1,980,355	6,953,163	795,637	498,308	367,904	129,055	437,391
Identified cost	$79,450,056	$14,901,459	$37,836,562	$3,273,735	$27,154,209	$3,272,673	$7,538,714
Value	$114,741,744	$12,793,821	$50,244,462	$2,840,358	$28,707,587	$3,339,945	$7,636,849
Receivable from C.M. Life Insurance Company	215	-	-	-	-	-	-
Total assets	114,741,959	12,793,821	50,244,462	2,840,358	28,707,587	3,339,945	7,636,849
LIABILITIES
Payable to Annuitant mortality fluctuation fund reserve	9,864	1,358	14,151	3,919	6,400	-	2,564
Payable to C.M. Life Insurance Company	-	41	259	71	164	-	57
Total liabilities	9,864	1,399	14,410	3,990	6,564	-	2,621
NET ASSETS	$114,732,095	$12,792,422	$50,230,052	$2,836,368	$28,701,023	$3,339,945	$7,634,228
Net Assets:
Accumulation units - value	$114,403,302	$12,736,611	$49,756,308	$2,705,735	$28,487,690	$3,339,945	$7,548,746
Contracts in payout (annuitization) period	328,793	55,811	473,744	130,633	213,333	-	85,482
Net assets	$114,732,095	$12,792,422	$50,230,052	$2,836,368	$28,701,023	$3,339,945	$7,634,228
Outstanding units
Contract owners	1,421,178	501,938	1,088,330	195,304	1,061,095	177,919	386,186
UNIT VALUE
Panorama Premier	$100.67	$39.73	$52.00	$14.52	$36.21	$19.33	$19.57
Panorama Passage®
Tier 1	75.04	25.44	51.74	-	35.52	18.90	19.14
Tier 2	72.48	24.57	49.98	-	34.31	18.26	18.49
Tier 3	79.93	27.10	55.11	-	37.84	20.10	20.36
Tier 4	75.55	25.61	52.09	-	35.76	19.00	19.24
MassMutual Artistry	68.95	19.24	38.63	-	20.29	17.74	20.01

See Notes to Financial Statements

F-3

C.M. Multi-Account A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2024

	Invesco V.I. Global Sub-Account	Invesco V.I. Global Strategic Income Sub-Account	Invesco V.I. Health Care Sub-Account	Invesco V.I. Main Sreet Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. U.S. Government Money Sub-Account	MML Aggressive Allocation Sub-Account
ASSETS
Investments
Number of shares	1,813,054	4,613,410	249,219	2,222,483	228,168	3,655,910	2,752,794
Identified cost	$67,527,668	$21,989,410	$6,894,494	$45,203,065	$4,163,478	$3,655,910	$25,779,303
Value	$72,504,026	$19,791,527	$6,726,418	$45,360,880	$5,430,410	$3,655,910	$25,105,477
Receivable from C.M. Life Insurance Company	-	-	-	-	-	65	3
Total assets	72,504,026	19,791,527	6,726,418	45,360,880	5,430,410	3,655,975	25,105,480
LIABILITIES
Payable to Annuitant mortality fluctuation fund reserve	17,016	3,600	211	8,131	676	179	-
Payable to C.M. Life Insurance Company	293	76	27	204	23	-	-
Total liabilities	17,309	3,676	238	8,335	699	179	-
NET ASSETS	$72,486,717	$19,787,851	$6,726,180	$45,352,545	$5,429,711	$3,655,796	$25,105,480
Net Assets:
Accumulation units - value	$71,919,425	$19,655,642	$6,719,135	$45,034,428	$5,407,180	$3,649,742	$25,105,480
Contracts in payout (annuitization) period	567,292	132,209	7,045	318,117	22,531	6,054	-
Net assets	$72,486,717	$19,787,851	$6,726,180	$45,352,545	$5,429,711	$3,655,796	$25,105,480
Outstanding units
Contract owners	1,444,629	939,065	194,863	1,123,373	356,529	318,059	867,402
UNIT VALUE
Panorama Premier	$60.29	$20.88	$35.74	$40.36	$15.22	$12.42	$27.92
Panorama Passage®
Tier 1	59.15	20.31	34.96	40.84	14.89	10.62	27.49
Tier 2	57.13	19.62	33.77	39.45	14.38	10.26	26.76
Tier 3	63.00	21.64	37.18	43.50	15.83	11.31	28.68
Tier 4	59.55	20.45	35.15	41.12	14.97	10.69	27.45
MassMutual Artistry	42.25	21.02	32.54	38.01	15.13	11.03	28.98

See Notes to Financial Statements

F-4

C.M. Multi-Account A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2024

	MML
	American	MML
	Funds	American	MML		MML	MML
	Core Allocation	Funds Growth	Balanced Allocation	MML Blend	Blue Chip Growth	Conservative Allocation	MML Equity
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
ASSETS
Investments
Number of shares	951,312	489,822	2,020,722	2,593,258	1,721,597	1,530,419	961,428
Identified cost	$10,512,178	$7,611,064	$18,895,453	$54,302,043	$28,582,837	$14,097,196	$25,087,025
Value	$10,340,767	$8,292,684	$17,479,248	$56,235,079	$34,707,400	$12,733,085	$29,272,096
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	359
Total assets	10,340,767	8,292,684	17,479,248	56,235,079	34,707,400	12,733,085	29,272,455
LIABILITIES
Payable to Annuitant mortality fluctuation fund reserve	-	-	-	15,043	659	-	13,145
Payable to C.M. Life Insurance Company	-	1	6	545	35	8	-
Total liabilities	-	1	6	15,588	694	8	13,145
NET ASSETS	$10,340,767	$8,292,683	$17,479,242	$56,219,491	$34,706,706	$12,733,077	$29,259,310
Net Assets:
Accumulation units - value	$10,340,767	$8,292,683	$17,318,952	$55,718,063	$34,684,752	$12,615,671	$28,821,142
Contracts in payout (annuitization) period	-	-	160,290	501,428	21,954	117,406	438,168
Net assets	$10,340,767	$8,292,683	$17,479,242	$56,219,491	$34,706,706	$12,733,077	$29,259,310
Outstanding units
Contract owners	337,437	93,363	858,252	1,691,271	390,940	670,928	903,628
UNIT VALUE
Panorama Premier	$-	$-	$19.82	$30.92	$86.47	$18.51	$28.54
Panorama Passage®
Tier 1	-	-	19.52	32.55	84.80	18.23	31.54
Tier 2	-	-	19.00	31.44	81.91	17.74	30.46
Tier 3	-	-	20.37	34.67	89.52	19.02	33.59
Tier 4	-	-	19.49	32.77	84.61	18.20	31.75
MassMutual Artistry	30.65	88.82	20.58	34.45	90.69	19.21	34.44

See Notes to Financial Statements

F-5

C.M. Multi-Account A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2024

	MML	MML	MML		MML	MML
	Equity Income	Equity Index	Focused Equity	MML Foreign	Fundamental Equity	Fundamental Value	MML Global
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
ASSETS
Investments
Number of shares	1,764,203	611,904	144,118	675,465	97,670	102,027	2,146,517
Identified cost	$18,153,600	$17,661,431	$985,383	$6,331,544	$961,602	$1,236,677	$10,796,852
Value	$17,818,452	$21,997,958	$1,018,916	$6,464,197	$1,056,793	$1,248,814	$9,852,514
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	-
Total assets	17,818,452	21,997,958	1,018,916	6,464,197	1,056,793	1,248,814	9,852,514
LIABILITIES
Payable to Annuitant mortality fluctuation fund reserve	90	4,910	-	1,417	-	-	510
Payable to C.M. Life Insurance Company	20	127	15	42	16	16	22
Total liabilities	110	5,037	15	1,459	16	16	532
NET ASSETS	$17,818,342	$21,992,921	$1,018,901	$6,462,738	$1,056,777	$1,248,798	$9,851,982
Net Assets:
Accumulation units - value	$17,797,711	$21,829,266	$1,018,901	$6,415,502	$1,056,777	$1,248,798	$9,834,969
Contracts in payout (annuitization) period	20,631	163,655	-	47,236	-	-	17,013
Net assets	$17,818,342	$21,992,921	$1,018,901	$6,462,738	$1,056,777	$1,248,798	$9,851,982
Outstanding units
Contract owners	390,706	497,132	27,874	393,262	25,196	42,996	476,735
UNIT VALUE
Panorama Premier	$44.21	$43.80	$35.90	$16.70	$41.04	$28.37	$21.92
Panorama Passage®
Tier 1	43.36	45.26	35.50	16.75	40.58	28.05	21.14
Tier 2	41.88	43.72	34.79	16.18	39.76	27.49	20.42
Tier 3	45.77	48.21	36.64	17.84	41.88	28.95	22.52
Tier 4	43.26	45.57	35.45	16.86	40.52	28.01	21.28
MassMutual Artistry	46.37	42.06	36.92	15.95	42.20	29.17	15.89

See Notes to Financial Statements

F-6

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2024

	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Inflation- Protected and Income Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account
							(Initial Class)
ASSETS
Investments
Number of shares	6,711,455	339,907	2,247,720	797,385	26,155	1,314,937	1,450,725
Identified cost	$56,341,345	$3,105,888	$22,397,976	$7,968,340	$236,262	$15,623,015	$17,723,568
Value	$52,819,150	$2,960,590	$22,095,090	$6,825,613	$263,641	$22,616,921	$15,620,387
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	-
Total assets	52,819,150	2,960,590	22,095,090	6,825,613	263,641	22,616,921	15,620,387
LIABILITIES
Payable to Annuitant mortality fluctuation fund reserve	-	-	2,653	729	-	9,623	433
Payable to C.M. Life Insurance Company	11	9	55	29	8	180	27
Total liabilities	11	9	2,708	758	8	9,803	460
NET ASSETS	$52,819,139	$2,960,581	$22,092,382	$6,824,855	$263,633	$22,607,118	$15,619,927
Net Assets:
Accumulation units - value	$52,819,139	$2,960,581	$22,003,951	$6,797,631	$263,633	$22,228,783	$15,595,964
Contracts in payout (annuitization) period	-	-	88,431	27,224	-	378,335	23,963
Net assets	$52,819,139	$2,960,581	$22,092,382	$6,824,855	$263,633	$22,607,118	$15,619,927
Outstanding units
Contract owners	2,060,300	147,630	633,379	443,948	21,806	513,952	778,985
UNIT VALUE
Panorama Premier	$24.75	$19.63	$40.42	$14.92	$-	$46.45	$-
Panorama Passage®
Tier 1	24.38	19.37	30.99	14.63	-	46.66	19.30
Tier 2	23.73	18.93	29.94	14.13	-	45.07	18.64
Tier 3	25.43	20.10	33.01	15.44	-	49.70	20.56
Tier 4	24.34	19.35	31.21	14.60	-	46.97	19.43
MassMutual Artistry	25.69	20.28	29.82	15.64	12.09	38.62	19.81

See Notes to Financial Statements

F-7

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 2024

	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account
	(Service Class)
ASSETS
Investments
Number of shares	131,376	531,431	5,783,449	4,641,304	5,252,534	191,297	1,636,827
Identified cost	$1,613,173	$6,447,011	$75,634,120	$43,298,144	$51,306,875	$1,764,283	$16,072,319
Value	$1,409,071	$7,182,467	$65,526,482	$37,687,388	$47,482,907	$1,736,973	$18,970,759
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	-
Total assets	1,409,071	7,182,467	65,526,482	37,687,388	47,482,907	1,736,973	18,970,759
LIABILITIES
Payable to Annuitant mortality fluctuation fund reserve	-	3,872	14,008	12,562	-	31	668
Payable to C.M. Life Insurance Company	-	82	206	248	20	16	27
Total liabilities	-	3,954	14,214	12,810	20	47	695
NET ASSETS	$1,409,071	$7,178,513	$65,512,268	$37,674,578	$47,482,887	$1,736,926	$18,970,064
Net Assets:
Accumulation units - value	$1,409,071	$6,997,452	$65,041,626	$37,255,724	$47,341,274	$1,735,907	$18,925,612
Contracts in payout (annuitization) period	-	181,061	470,642	418,854	141,613	1,019	44,452
Net assets	$1,409,071	$7,178,513	$65,512,268	$37,674,578	$47,482,887	$1,736,926	$18,970,064
Outstanding units
Contract owners	111,036	352,254	746,185	579,090	2,122,495	157,889	336,203
UNIT VALUE
Panorama Premier	$12.69	$19.79	$113.00	$59.88	$21.66	$10.84	$60.60
Panorama Passage®
Tier 1	-	19.35	83.38	63.18	21.33	10.69	54.35
Tier 2	-	18.70	80.54	61.02	20.76	10.45	52.50
Tier 3	-	20.59	88.81	67.29	22.26	11.09	57.90
Tier 4	-	19.46	83.94	63.61	21.30	10.68	54.72
MassMutual Artistry	-	20.71	68.28	68.47	22.48	11.19	53.27

See Notes to Financial Statements

F-8

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 2024

	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Sustainable Equity Sub-Account	MML Total Return Bond Sub-Account	MML U.S. Government Money Market Sub-Account
ASSETS
Investments
Number of shares	1,022,825	114,240	1,269,407	170,807	1,899,960	240,698	17,858,991
Identified cost	$12,015,749	$968,116	$12,396,409	$1,250,970	$29,697,188	$2,326,518	$17,858,991
Value	$11,096,714	$939,051	$11,678,540	$888,198	$31,634,341	$2,072,410	$17,858,991
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	229
Total assets	11,096,714	939,051	11,678,540	888,198	31,634,341	2,072,410	17,859,220
LIABILITIES
Payable to Annuitant mortality fluctuation fund reserve	3,529	-	342	-	1,987	-	7,022
Payable to C.M. Life Insurance Company	75	-	16	-	44	8	1
Total liabilities	3,604	-	358	-	2,031	8	7,023
NET ASSETS	$11,093,110	$939,051	$11,678,182	$888,198	$31,632,310	$2,072,402	$17,852,197
Net Assets:
Accumulation units - value	$10,975,480	$939,051	$11,666,798	$888,198	$31,566,078	$2,068,031	$17,618,109
Contracts in payout (annuitization) period	117,630	-	11,384	-	66,232	4,371	234,088
Net assets	$11,093,110	$939,051	$11,678,182	$888,198	$31,632,310	$2,072,402	$17,852,197
Outstanding units
Contract owners	226,413	22,297	219,769	67,325	570,501	206,526	1,882,359
UNIT VALUE
Panorama Premier	$61.50	$-	$51.28	$-	$53.87	$9.85	$9.26
Panorama Passage®
Tier 1	54.10	-	50.29	-	52.83	9.73	9.12
Tier 2	52.25	-	48.57	-	51.03	9.54	8.88
Tier 3	57.62	-	53.09	-	55.77	10.05	9.52
Tier 4	54.47	-	50.18	-	52.71	9.72	9.11
MassMutual Artistry	39.23	42.12	53.78	13.19	56.50	10.12	9.62

See Notes to Financial Statements

F-9

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 2024

	PIMCO Commodity- RealReturn® Strategy Sub-Account	VY® CBRE Global Real Estate Sub-Account
ASSETS
Investments
Number of shares	194,430	129,877
Identified cost	$1,371,328	$1,376,502
Value	$1,081,029	$1,293,577
Receivable from C.M. Life Insurance Company	-	-
Total assets	1,081,029	1,293,577
LIABILITIES
Payable to fund Annuitant mortality fluctuation reserve	15	-
Payable to C.M. Life Insurance Company	22	21
Total liabilities	37	21
NET ASSETS	$1,080,992	$1,293,556
Net Assets:
Accumulation units - value	$1,078,979	$1,293,556
Contracts in payout (annuitization) period	2,013	-
Net assets	$1,080,992	$1,293,556
Outstanding units
Contract owners	150,039	76,886
UNIT VALUE
Panorama Premier	$7.00	$16.48
Panorama Passage®
Tier 1	6.88	16.21
Tier 2	6.68	15.73
Tier 3	7.21	16.98
Tier 4	6.87	16.18
MassMutual Artistry	7.29	17.17

See Notes to Financial Statements

F-10

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
For The Year Ended December 31, 2024

	Fidelity® VIP Contrafund® Sub-Account	Invesco Oppenheimer V.I. International Growth Sub-Account	Invesco V.I. Capital Appreciation Sub-Account	Invesco V.I. Core Plus Bond Sub-Account	Invesco V.I. Discovery Mid Cap Growth Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Equity and Income Sub-Account
Investment income
Dividends	$204,788	$90,927	$-	$106,136	$-	$63,550	$356,855
Expenses
Mortality and expense risk charge and administrative charges	1,409,430	186,558	618,138	39,870	358,548	41,708	107,763
Net investment income (loss)	(1,204,642)	(95,631)	(618,138)	66,266	(358,548)	21,842	249,092
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	7,376,375	(450,406)	1,150,260	(80,050)	(174,446)	(5,005)	327,063
Realized gain distribution	12,933,187	932,502	-	-	-	135,261	295,362
Realized gain (loss)	20,309,562	482,096	1,150,260	(80,050)	(174,446)	130,256	622,425
Change in net unrealized appreciation
(depreciation) of investments	11,069,619	(721,024)	12,911,189	62,810	6,211,021	220,039	(197,741)
Net gain (loss) on investments	31,379,181	(238,928)	14,061,449	(17,240)	6,036,575	350,295	424,684
Net increase (decrease) in net assets resulting from operations	30,174,539	(334,559)	13,443,311	49,026	5,678,027	372,137	673,776
Capital transactions:
Transfers of net premiums	956,239	233,625	257,605	-	132,059	41,780	64,021
Transfers due to death benefits	(1,903,562)	(145,857)	(397,518)	(71,542)	(297,102)	(19,044)	(246,660)
Transfers due to annuity benefit payments	(35,155)	(8,158)	(42,996)	(13,134)	(23,399)	-	(8,683)
Transfers due to withdrawal of funds	(11,342,948)	(2,241,904)	(6,041,741)	(296,154)	(2,780,462)	(466,939)	(1,395,519)
Transfers due to loans, net of repayments	36,114	17,383	11,426	-	(1,152)	(1,024)	(842)
Transfers due to rider and contingent deferred sales charges	(11,811)	(349)	(2,701)	(359)	(1,264)	(253)	(506)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(4,691)	2,699	10,525	4,182	5,184	-	(69)
Transfers between Sub-Accounts and (to) from General Account	(1,521,627)	(181,094)	(666,742)	(6,696)	(126,141)	130,531	11,626
Net increase (decrease) in net assets
resulting from capital transactions	(13,827,441)	(2,323,655)	(6,872,142)	(383,703)	(3,092,277)	(314,949)	(1,576,632)
Total increase (decrease)	16,347,098	(2,658,214)	6,571,169	(334,677)	2,585,750	57,188	(902,856)
NET ASSETS, at beginning of the year	98,384,997	15,450,636	43,658,883	3,171,045	26,115,273	3,282,757	8,537,084
NET ASSETS, at end of the year	$114,732,095	$12,792,422	$50,230,052	$2,836,368	$28,701,023	$3,339,945	$7,634,228

See Notes to Financial Statements

F-11

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2024

	Invesco V.I. Global Sub-Account	Invesco V.I. Global Strategic Income Sub-Account	Invesco V.I. Health Care Sub-Account	Invesco V.I. Main Street Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. U.S. Government Money Sub-Account	MML Aggressive Allocation Sub-Account
Investment income
Dividends	$-	$619,314	$-	$-	$-	$178,352	$301,911
Expenses
Mortality and expense risk charge and administrative charges	939,365	258,922	94,280	590,028	67,936	49,994	315,674
Net investment income (loss)	(939,365)	360,392	(94,280)	(590,028)	(67,936)	128,358	(13,763)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	306,626	(632,277)	69,086	(2,456,535)	(549,309)	-	(347,074)
Realized gain distribution	4,224,728	-	-	4,379,780	221,435	-	483,093
Realized gain (loss)	4,531,354	(632,277)	69,086	1,923,245	(327,874)	-	136,019
Change in net unrealized appreciation
(depreciation) of investments	6,607,933	656,143	274,993	7,586,121	1,874,593	-	2,789,718
Net gain (loss) on investments	11,139,287	23,866	344,079	9,509,366	1,546,719	-	2,925,737
Net increase (decrease) in net assets
resulting from operations	10,199,922	384,258	249,799	8,919,338	1,478,783	128,358	2,911,974
Capital transactions:
Transfers of net premiums	645,775	276,523	98,915	128,791	55,944	26,319	781,449
Transfers due to death benefits	(857,512)	(256,918)	(98,107)	(491,712)	(61,570)	(52,197)	(19,495)
Transfers due to annuity benefit payments	(60,910)	(16,107)	(563)	(41,147)	(1,284)	(741)	-
Transfers due to withdrawal of funds	(8,489,398)	(2,623,651)	(717,140)	(4,802,339)	(627,548)	(700,844)	(4,730,475)
Transfers due to loans, net of repayments	57,730	12,774	1,762	1,365	(2,802)	4,411	87,298
Transfers due to rider and contingent deferred sales charges	(4,026)	(1,691)	(431)	(2,183)	(315)	(287)	(69)
Transfers due to net charge (credit) to
annuitant mortality fluctuation	9,881	7,410	(908)	6,928	(96)	54	-
Transfers between Sub-Accounts and (to) from General Account	(819,007)	698,236	35,828	(363,854)	(172,143)	(9,174)	360,691
Net increase (decrease) in net assets
resulting from capital transactions	(9,517,467)	(1,903,424)	(680,644)	(5,564,151)	(809,814)	(732,459)	(3,520,601)
Total increase (decrease)	682,455	(1,519,166)	(430,845)	3,355,187	668,969	(604,101)	(608,627)
NET ASSETS, at beginning of the year	71,804,262	21,307,017	7,157,025	41,997,358	4,760,742	4,259,897	25,714,107
NET ASSETS, at end of the year	$72,486,717	$19,787,851	$6,726,180	$45,352,545	$5,429,711	$3,655,796	$25,105,480

See Notes to Financial Statements

F-12

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2024

	MML American Funds Core Allocation Sub-Account	MML American Funds Growth Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Conservative Allocation Sub-Account	MML Equity Sub-Account
Investment income
Dividends	$202,019	$-	$437,252	$1,059,932	$-	$364,583	$582,370
Expenses
Mortality and expense risk charge and administrative charges	134,987	90,193	230,048	716,637	411,649	176,832	373,140
Net investment income (loss)	67,032	(90,193)	207,204	343,295	(411,649)	187,751	209,230
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(278,253)	181,263	(551,251)	40,877	437,229	(621,505)	437,199
Realized gain distribution	190,111	584,935	-	529,221	2,346,187	-	310,171
Realized gain (loss)	(88,142)	766,198	(551,251)	570,098	2,783,416	(621,505)	747,370
Change in net unrealized appreciation
(depreciation) of investments	1,196,397	1,277,867	1,534,793	6,143,928	6,973,271	1,196,155	3,931,571
Net gain (loss) on investments	1,108,255	2,044,065	983,542	6,714,026	9,756,687	574,650	4,678,941
Net increase (decrease) in net assets
resulting from operations	1,175,287	1,953,872	1,190,746	7,057,321	9,345,038	762,401	4,888,171
Capital transactions:
Transfers of net premiums	445,516	210,597	378,656	498,793	489,283	322,687	250,185
Transfers due to death benefits	-	-	(171,375)	(1,500,130)	(142,743)	(53,655)	(156,697)
Transfers due to annuity benefit payments	-	-	(19,789)	(68,273)	(2,901)	(14,064)	(41,151)
Transfers due to withdrawal of funds	(3,119,594)	(1,014,058)	(3,141,537)	(6,831,213)	(3,543,437)	(3,162,707)	(3,913,027)
Transfers due to loans, net of repayments	(1,318)	(1,032)	19,216	18,168	8,408	15,650	11,590
Transfers due to rider and contingent deferred sales charges	-	-	(463)	(1,700)	(2,175)	(23)	(956)
Transfers due to net charge (credit) to
annuitant mortality fluctuation	-	-	2,136	14,641	837	4,971	5,401
Transfers between Sub-Accounts and (to) from General Account	176,393	125,334	42,673	57,967	(508,934)	(155,606)	(150,322)
Net increase (decrease) in net assets
resulting from capital transactions	(2,499,003)	(679,159)	(2,890,483)	(7,811,747)	(3,701,662)	(3,042,747)	(3,994,977)
Total increase (decrease)	(1,323,716)	1,274,713	(1,699,737)	(754,426)	5,643,376	(2,280,346)	893,194
NET ASSETS, at beginning of the year	11,664,483	7,017,970	19,178,979	56,973,917	29,063,330	15,013,423	28,366,116
NET ASSETS, at end of the year	$10,340,767	$8,292,683	$17,479,242	$56,219,491	$34,706,706	$12,733,077	$29,259,310

See Notes to Financial Statements

F-13

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2024

	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Fundamental Equity Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account
Investment income
Dividends	$375,026	$206,422	$8,467	$208,841	$6,216	$10,210	$98,989
Expenses
Mortality and expense risk charge and administrative charges	229,682	280,625	13,109	86,686	13,140	15,479	138,453
Net investment income (loss)	145,344	(74,203)	(4,642)	122,155	(6,924)	(5,269)	(39,464)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(237,319)	859,339	47,642	9,721	39,373	49,618	(2,390,533)
Realized gain distribution	1,224,106	647,402	50,793	-	92,435	101,244	499,607
Realized gain (loss)	986,787	1,506,741	98,435	9,721	131,808	150,862	(1,890,926)
Change in net unrealized appreciation
(depreciation) of investments	677,320	3,027,811	(9,650)	41,931	88,693	18,702	2,380,239
Net gain (loss) on investments	1,664,107	4,534,552	88,785	51,652	220,501	169,564	489,313
Net increase (decrease) in net assets
resulting from operations	1,809,451	4,460,349	84,143	173,807	213,577	164,295	449,849
Capital transactions:
Transfers of net premiums	229,798	168,054	10,371	78,068	37,356	27,430	34,837
Transfers due to death benefits	(368,195)	(846,163)	-	(40,059)	-	-	(219,718)
Transfers due to annuity benefit payments	(5,804)	(20,231)	-	(5,377)	-	-	(2,036)
Transfers due to withdrawal of funds	(2,028,366)	(2,710,380)	(41,074)	(877,560)	(256,723)	(164,863)	(1,168,648)
Transfers due to loans, net of repayments	11,549	108	353	6,346	1,393	(45,072)	1,437
Transfers due to rider and contingent deferred sales charges	(1,107)	(766)	-	(571)	(24)	(13)	(574)
Transfers due to net charge (credit) to
annuitant mortality fluctuation	396	1,930	-	922	-	-	486
Transfers between Sub-Accounts and (to) from General Account	174,753	(31,573)	(69,499)	64,515	(11,018)	39,039	37,394
Net increase (decrease) in net assets
resulting from capital transactions	(1,986,976)	(3,439,021)	(99,849)	(773,716)	(229,016)	(143,479)	(1,316,822)
Total increase (decrease)	(177,525)	1,021,328	(15,706)	(599,909)	(15,439)	20,816	(866,973)
NET ASSETS, at beginning of the year	17,995,867	20,971,593	1,034,607	7,062,647	1,072,216	1,227,982	10,718,955
NET ASSETS, at end of the year	$17,818,342	$21,992,921	$1,018,901	$6,462,738	$1,056,777	$1,248,798	$9,851,982

See Notes to Financial Statements

F-14

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2024

	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Inflation- Protected and Income Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account
			-	-			(Initial Class)
Investment income
Dividends	$861,762	$167,983	$473,092	$313,325	$3,946	$-	$731,807
Expenses
Mortality and expense risk charge and administration charges	647,088	35,812	290,780	89,113	3,370	266,307	196,020
Net investment income (loss)	214,674	132,171	182,312	224,212	576	(266,307)	535,787
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(1,133,343)	(51,848)	(262,426)	(238,139)	1,647	1,069,733	(380,991)
Realized gain distribution	34,324	-	2,964,039	-	-	1,600,306	-
Realized gain (loss)	(1,099,019)	(51,848)	2,701,613	(238,139)	1,647	2,670,039	(380,991)
Change in net unrealized appreciation
(depreciation) of investments	5,876,179	131,168	(45,406)	115,692	(3,105)	3,408,600	263,964
Net gain (loss) on investments	4,777,160	79,320	2,656,207	(122,447)	(1,458)	6,078,639	(117,027)
Net increase (decrease) in net assets
resulting from operations	4,991,834	211,491	2,838,519	101,765	(882)	5,812,332	418,760
Capital transactions:
Transfers of net premiums	1,568,367	105,172	106,064	124,761	19,217	87,284	310,780
Transfers due to death benefits	(16,265)	(4,742)	(321,101)	(235,562)	-	(135,097)	(169,016)
Transfers due to annuity benefit payments	-	-	(9,326)	(2,964)	-	(35,510)	(4,170)
Transfers due to withdrawal of funds	(5,578,121)	(397,593)	(2,385,270)	(1,039,948)	(32,789)	(2,162,147)	(1,898,832)
Transfers due to loans, net of repayments	37,322	4,285	(2,854)	3,555	(330)	13,723	(1,984)
Transfers due to rider and contingent deferred sales charges	(178)	(157)	(1,265)	(310)	-	(1,786)	(1,977)
Transfers due to net charge (credit) to
annuitant mortality fluctuation	-	-	889	913	-	9,257	3,897
Transfers between Sub-Accounts and (to) from General Account	(664,087)	144,137	(27,403)	310,821	(1,947)	141,183	327,864
Net increase (decrease) in net assets
resulting from capital transactions	(4,652,962)	(148,898)	(2,640,266)	(838,734)	(15,849)	(2,083,093)	(1,433,438)
Total increase (decrease)	338,872	62,593	198,253	(736,969)	(16,731)	3,729,239	(1,014,678)
NET ASSETS, at beginning of the year	52,480,267	2,897,988	21,894,129	7,561,824	280,364	18,877,879	16,634,605
NET ASSETS, at end of the year	$52,819,139	$2,960,581	$22,092,382	$6,824,855	$263,633	$22,607,118	$15,619,927

See Notes to Financial Statements

F-15

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2024

	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account
	(Service Class)
Investment income
Dividends	$69,361	$43,566	$-	$701,565	$1,041,433	$64,832	$-
Expenses
Mortality and expense risk charge and administration charges	21,462	92,419	857,590	490,638	593,198	22,909	241,084
Net investment income (loss)	47,899	(48,853)	(857,590)	210,927	448,235	41,923	(241,084)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(77,780)	7,638	(3,373,845)	(1,975,740)	(1,370,625)	(13,758)	833,674
Realized gain distribution	-	230,662	3,622,069	1,423,598	-	-	1,193,028
Realized gain (loss)	(77,780)	238,300	248,224	(552,142)	(1,370,625)	(13,758)	2,026,702
Change in net unrealized appreciation
(depreciation) of investments	62,328	742,639	6,841,351	3,090,034	4,522,444	53,903	306,445
Net gain (loss) on investments	(15,452)	980,939	7,089,575	2,537,892	3,151,819	40,145	2,333,147
Net increase (decrease) in net assets
resulting from operations	32,447	932,086	6,231,985	2,748,819	3,600,054	82,068	2,092,063
Capital transactions:
Transfers of net premiums	8,023	61,733	434,649	420,130	1,318,438	18,755	233,253
Transfers due to death benefits	(41,163)	(73,250)	(895,143)	(327,444)	(335,266)	(5,275)	(88,049)
Transfers due to annuity benefit payments	-	(18,000)	(52,002)	(42,601)	(14,747)	(192)	(9,853)
Transfers due to withdrawal of funds	(408,086)	(1,348,828)	(7,059,620)	(4,615,097)	(6,520,114)	(250,113)	(2,269,366)
Transfers due to loans, net of repayments	-	6,288	11,997	16,903	45,085	3,295	16,173
Transfers due to rider and contingent deferred sales charges	(80)	(1,178)	(2,926)	(3,656)	(555)	(28)	(1,857)
Transfers due to net charge (credit) to
annuitant mortality fluctuation	-	6,510	7,769	10,515	4,652	32	791
Transfers between Sub-Accounts and (to) from General Account	26,798	126,323	(585,648)	(123,690)	(219,775)	99,084	(307,286)
Net increase (decrease) in net assets
resulting from capital transactions	(414,508)	(1,240,402)	(8,140,924)	(4,664,940)	(5,722,282)	(134,442)	(2,426,194)
Total increase (decrease)	(382,061)	(308,316)	(1,908,939)	(1,916,121)	(2,122,228)	(52,374)	(334,131)
NET ASSETS, at beginning of the year	1,791,132	7,486,829	67,421,207	39,590,699	49,605,115	1,789,300	19,304,195
NET ASSETS, at end of the year	$1,409,071	$7,178,513	$65,512,268	$37,674,578	$47,482,887	$1,736,926	$18,970,064

See Notes to Financial Statements

F-16

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2024

	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Sustainable Equity Sub-Account	MML Total Return Bond Sub-Account	MML U.S. Government Money Market Sub-Account
Investment income
Dividends	$5,377	$9,706	$98,136	$4,074	$317,380	$75,494	$844,303
Expenses
Mortality and expense risk charge and administration charges	148,028	10,683	144,243	10,858	397,021	25,753	226,184
Net investment income (loss)	(142,651)	(977)	(46,107)	(6,784)	(79,641)	49,741	618,119
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(889,530)	(104,608)	(519,490)	(85,031)	2,106,475	(111,897)	-
Realized gain distribution	-	-	743,644	-	1,518,830	-	-
Realized gain (loss)	(889,530)	(104,608)	224,154	(85,031)	3,625,305	(111,897)	-
Change in net unrealized appreciation
(depreciation) of investments	2,028,117	154,742	834,726	67,148	1,794,581	38,737	-
Net gain (loss) on investments	1,138,587	50,134	1,058,880	(17,883)	5,419,886	(73,160)	-
Net increase (decrease) in net assets
resulting from operations	995,936	49,157	1,012,773	(24,667)	5,340,245	(23,419)	618,119
Capital transactions:
Transfers of net premiums	114,646	29,476	196,594	30,745	216,886	45,523	254,031
Transfers due to death benefits	(152,133)	-	(32,865)	-	(323,784)	(1,007)	(239,846)
Transfers due to annuity benefit payments	(12,369)	-	(1,359)	-	(7,677)	(848)	(21,837)
Transfers due to withdrawal of funds	(1,685,737)	(153,703)	(1,345,611)	(64,895)	(3,316,344)	(397,292)	(3,005,611)
Transfers due to loans, net of repayments	(613)	463	11,969	(721)	21,001	2,097	19,717
Transfers due to rider and contingent deferred sales charges	(597)	-	(445)	-	(2,162)	(10)	(761)
Transfers due to net charge (credit) to
annuitant mortality fluctuation	3,506	-	194	-	1,920	153	4,538
Transfers between Sub-Accounts and (to) from General Account	57,533	93,516	112,959	64,753	(414,876)	378,418	1,372,430
Net increase (decrease) in net assets
resulting from capital transactions	(1,675,764)	(30,248)	(1,058,564)	29,882	(3,825,036)	27,034	(1,617,339)
Total increase (decrease)	(679,828)	18,909	(45,791)	5,215	1,515,209	3,615	(999,220)
NET ASSETS, at beginning of the year	11,772,938	920,142	11,723,973	882,983	30,117,101	2,068,787	18,851,417
NET ASSETS, at end of the year	$11,093,110	$939,051	$11,678,182	$888,198	$31,632,310	$2,072,402	$17,852,197

See Notes to Financial Statements

F-17

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2024

	PIMCO Commodity- RealReturn® Strategy Sub-Account	VY® CBRE Global Real Estate Sub-Account
Investment income
Dividends	$22,186	$40,425
Expenses
Mortality and expense risk charge and administration charges	13,641	18,339
Net investment income (loss)	8,545	22,086
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(51,803)	(49,432)
Realized gain distribution	-	-
Realized gain (loss)	(51,803)	(49,432)
Change in net unrealized appreciation (depreciation) of investments	73,338	10,788
Net gain (loss) on investments	21,535	(38,644)
Net increase (decrease) in net assets resulting from operations	30,080	(16,558)
Capital transactions:
Transfers of net premiums	46,776	18,985
Transfers due to death benefits	(1,838)	(5,900)
Transfers due to annuity benefit payments	(221)	-
Transfers due to withdrawal of funds	(175,311)	(261,532)
Transfers due to loans, net of repayments	(1,491)	1,589
Transfers due to rider and contingent deferred sales charges	(13)	(174)
Transfers due to net charge (credit) to annuitant mortality fluctuation	59	-
Transfers between Sub-Accounts and (to) from General Account	43,515	496
Net increase (decrease) in net assets resulting from capital transactions	(88,524)	(246,536)
Total increase (decrease)	(58,444)	(263,094)
NET ASSETS, at beginning of the year	1,139,436	1,556,650
NET ASSETS, at end of the year	$1,080,992	$1,293,556

See Notes to Financial Statements

F-18

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
For The Year Ended December 31, 2023

	Fidelity® VIP Contrafund® Sub-Account	Invesco Oppenheimer V.I. International Growth Sub-Account	Invesco V.I. Capital Appreciation Sub-Account	Invesco V.I. Conservative Balanced Sub-Account	Invesco V.I. Core Plus Bond Sub-Account	Invesco V.I. Discovery Mid Cap Growth Sub-Account	Invesco V.I. Diversified Dividend Sub-Account
Investment income
Dividends	$439,250	$87,627	$-	$159,030	$81,670	$-	$64,044
Expenses
Mortality and expense risk charge and administrative charges	1,141,351	185,683	507,050	115,224	42,532	325,212	39,381
Net investment income (loss)	(702,101)	(98,056)	(507,050)	43,806	39,138	(325,212)	24,663
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,185,516	(384,814)	(1,647,191)	224,384	(67,652)	(937,644)	(33,355)
Realized gain distribution	3,199,017	-	-	-	-	-	263,752
Realized gain (loss)	5,384,533	(384,814)	(1,647,191)	224,384	(67,652)	(937,644)	230,397
Change in net unrealized appreciation
(depreciation) of investments	20,268,649	3,102,059	13,809,666	642,501	175,555	4,099,376	(26,982)
Net gain (loss) on investments	25,653,182	2,717,245	12,162,475	866,885	107,903	3,161,732	203,415
Net increase (decrease) in net assets
resulting from operations	24,951,081	2,619,189	11,655,425	910,691	147,041	2,836,520	228,078
Capital transactions:
Transfers of net premiums	1,002,797	212,538	311,042	29,988	-	142,748	56,311
Transfers due to death benefits	(1,316,344)	(240,306)	(721,927)	(301,787)	(42,985)	(332,104)	(14,946)
Transfers due to annuity benefit payments	(19,276)	(4,135)	(32,571)	(15,524)	(12,706)	(19,301)	-
Transfers due to withdrawal of funds	(7,755,495)	(957,110)	(3,555,145)	(829,960)	(224,797)	(2,274,812)	(333,963)
Transfers due to loans, net of repayments	25,327	6,409	16,438	(591)	-	39,461	2,775
Transfers due to rider and contingent deferred sales charges	(9,024)	(413)	(2,222)	(499)	(348)	(1,153)	(262)
Transfers due to net charge (credit) to
annuitant mortality fluctuation	(27,056)	(3,093)	766	(3,387)	2,438	1,303	-
Transfers between Sub-Accounts and (to) from General Account	(449,664)	(44,793)	(348,186)	(62,513)	(443)	3,456	183,897
Net increase (decrease) in net assets
resulting from capital transactions	(8,548,735)	(1,030,903)	(4,331,805)	(1,184,273)	(278,841)	(2,440,402)	(106,188)
Total increase (decrease)	16,402,346	1,588,286	7,323,620	(273,582)	(131,800)	396,118	121,890
NET ASSETS, at beginning of the year	81,982,651	13,862,350	36,335,263	8,810,666	3,302,845	25,719,155	3,160,867
NET ASSETS, at end of the year	$98,384,997	$15,450,636	$43,658,883	$8,537,084	$3,171,045	$26,115,273	$3,282,757

 See Notes to Financial Statements

F-19

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2023

	Invesco V.I. Global Sub-Account	Invesco V.I. Global Strategic Income Sub-Account	Invesco V.I. Health Care Sub-Account	Invesco V.I. Main Street Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. U.S. Government Money Sub-Account	MML Aggressive Allocation Sub-Account
Investment income
Dividends	$149,908	$-	$-	$336,472	$-	$192,019	$710,278
Expenses
Mortality and expense risk charge and administrative charges	826,935	269,789	90,631	521,994	55,520	54,819	290,677
Net investment income (loss)	(677,027)	(269,789)	(90,631)	(185,522)	(55,520)	137,200	419,601
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	165,319	(951,564)	(145,356)	(2,858,881)	(584,961)	-	(386,209)
Realized gain distribution	7,580,833	-	-	2,735,944	-	-	2,924,271
Realized gain (loss)	7,746,152	(951,564)	(145,356)	(122,937)	(584,961)	-	2,538,062
Change in net unrealized appreciation
(depreciation) of investments	11,719,825	2,785,724	348,124	8,207,764	2,249,481	-	897,283
Net gain (loss) on investments	19,465,977	1,834,160	202,768	8,084,827	1,664,520	-	3,435,345
Net increase (decrease) in net assets
resulting from operations	18,788,950	1,564,371	112,137	7,899,305	1,609,000	137,200	3,854,946
Capital transactions:
Transfers of net premiums	627,734	268,217	118,524	203,613	56,438	51,270	824,328
Transfers due to death benefits	(645,300)	(246,917)	(102,683)	(488,067)	(164,451)	(29,266)	(442)
Transfers due to annuity benefit payments	(45,402)	(28,930)	(2,285)	(59,043)	(16,475)	(11,129)	-
Transfers due to withdrawal of funds	(5,171,451)	(2,474,451)	(584,608)	(3,611,069)	(439,199)	(486,410)	(1,579,524)
Transfers due to loans, net of repayments	33,121	8,316	4,141	19,451	571	12,573	(1,673)
Transfers due to rider and contingent deferred sales charges	(3,520)	(1,667)	(433)	(1,774)	(240)	(293)	(87)
Transfers due to net charge (credit) to
annuitant mortality fluctuation	(11,468)	157	(368)	(10,786)	(322)	(295)	-
Transfers between Sub-Accounts and (to) from General Account	(1,059,070)	(57,072)	(50,703)	(418,691)	(55,948)	132,087	(743,594)
Net increase (decrease) in net assets
resulting from capital transactions	(6,275,356)	(2,532,347)	(618,415)	(4,366,366)	(619,626)	(331,463)	(1,500,992)
Total increase (decrease)	12,513,594	(967,976)	(506,278)	3,532,939	989,374	(194,263)	2,353,954
NET ASSETS, at beginning of the year	59,290,668	22,274,993	7,663,303	38,464,419	3,771,368	4,454,160	23,360,153
NET ASSETS, at end of the year	$71,804,262	$21,307,017	$7,157,025	$41,997,358	$4,760,742	$4,259,897	$25,714,107

See Notes to Financial Statements

F-20

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2023

	American Funds Core Allocation Sub-Account	MML American Funds Growth Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Conservative Allocation Sub-Account	MML Equity Sub-Account
Investment income
Dividends	$458,205	$92,084	$613,023	$944,165	$-	$485,075	$586,788
Expenses
Mortality and expense risk charge and administrative charges	139,461	74,264	242,128	692,792	321,901	179,367	346,679
Net investment income (loss)	318,744	17,820	370,895	251,373	(321,901)	305,708	240,109
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(470,694)	(54,731)	(672,113)	(1,690,856)	(243,144)	(655,539)	(107,403)
Realized gain distribution	1,349,562	982,566	1,575,805	-	-	1,088,621	2,236,042
Realized gain (loss)	878,868	927,835	903,692	(1,690,856)	(243,144)	433,082	2,128,639
Change in net unrealized appreciation
(depreciation) of investments	210,679	1,006,564	773,405	9,744,292	10,299,428	678,953	(262,059)
Net gain (loss) on investments	1,089,547	1,934,399	1,677,097	8,053,436	10,056,284	1,112,035	1,866,580
Net increase (decrease) in net assets
resulting from operations	1,408,291	1,952,219	2,047,992	8,304,809	9,734,383	1,417,743	2,106,689
Capital transactions:
Transfers of net premiums	474,858	235,993	379,115	1,375,349	480,074	398,036	174,614
Transfers due to death benefits	(16,089)	(170,255)	(276,104)	(571,492)	(160,280)	(65,765)	(324,739)
Transfers due to annuity benefit payments	-	-	(19,159)	(54,969)	(2,221)	(13,881)	(32,329)
Transfers due to withdrawal of funds	(1,883,752)	(587,895)	(2,760,736)	(5,394,748)	(1,790,808)	(2,581,652)	(2,409,458)
Transfers due to loans, net of repayments	23,914	4,916	28,078	17,166	12,915	(46,444)	20,467
Transfers due to rider and contingent deferred sales charges	-	-	(467)	(1,493)	(1,594)	(23)	(870)
Transfers due to net charge (credit) to
annuitant mortality fluctuation	-	-	2,336	(11,001)	(5,021)	4,084	(401)
Transfers between Sub-Accounts and (to) from General Account	147,337	228,846	(277,021)	(97,388)	(113,096)	925,230	(280,328)
Net increase (decrease) in net assets
resulting from capital transactions	(1,253,732)	(288,395)	(2,923,958)	(4,738,576)	(1,580,031)	(1,380,415)	(2,853,044)
Total increase (decrease)	154,559	1,663,824	(875,966)	3,566,233	8,154,352	37,328	(746,355)
NET ASSETS, at beginning of the year	11,509,924	5,354,146	20,054,945	53,407,684	20,908,978	14,976,095	29,112,471
NET ASSETS, at end of the year	$11,664,483	$7,017,970	$19,178,979	$56,973,917	$29,063,330	$15,013,423	$28,366,116

See Notes to Financial Statements

F-21

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2023

	Equity Income Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Fundamental Equity Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account
Investment income
Dividends	$396,924	$250,826	$7,769	$96,599	$7,558	$13,819	$89,167
Expenses
Mortality and expense risk charge and administrative charges	217,792	250,210	12,193	85,803	12,200	15,904	140,456
Net investment income (loss)	179,132	616	(4,424)	10,796	(4,642)	(2,085)	(51,289)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(283,320)	410,626	18,554	(138,409)	(11,447)	(63,729)	(2,440,020)
Realized gain distribution	1,426,523	1,854,461	91,626	-	-	77,120	615,538
Realized gain (loss)	1,143,203	2,265,087	110,180	(138,409)	(11,447)	13,391	(1,824,482)
Change in net unrealized appreciation
(depreciation) of investments	73,327	1,954,135	(26,168)	1,086,809	215,367	121,426	3,177,148
Net gain (loss) on investments	1,216,530	4,219,222	84,012	948,400	203,920	134,817	1,352,666
Net increase (decrease) in net assets
resulting from operations	1,395,662	4,219,838	79,588	959,196	199,278	132,732	1,301,377
Capital transactions:
Transfers of net premiums	230,366	189,763	12,146	78,715	66,666	39,426	43,512
Transfers due to death benefits	(191,118)	(387,556)	(7,426)	(85,739)	-	-	(326,746)
Transfers due to annuity benefit payments	(1,290)	(14,578)	-	(4,807)	-	-	(1,861)
Transfers due to withdrawal of funds	(1,652,974)	(1,585,213)	(85,525)	(562,402)	(109,971)	(221,721)	(960,724)
Transfers due to loans, net of repayments	1,467	767	(3,780)	9,291	(3,435)	(85)	4,034
Transfers due to rider and contingent deferred sales charges	(1,026)	(593)	-	(588)	(20)	(11)	(546)
Transfers due to net charge (credit) to
annuitant mortality fluctuation	(6,683)	(4,514)	-	580	-	-	215
Transfers between Sub-Accounts and (to) from General Account	51,077	485,909	126,737	(162,672)	(21,288)	(116,353)	(52,338)
Net increase (decrease) in net assets
resulting from capital transactions	(1,570,181)	(1,316,015)	42,152	(727,622)	(68,048)	(298,744)	(1,294,454)
Total increase (decrease)	(174,519)	2,903,823	121,740	231,574	131,230	(166,012)	6,923
NET ASSETS, at beginning of the year	18,170,386	18,067,770	912,867	6,831,073	940,986	1,393,994	10,712,032
NET ASSETS, at end of the year	$17,995,867	$20,971,593	$1,034,607	$7,062,647	$1,072,216	$1,227,982	$10,718,955

See Notes to Financial Statements

F-22

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2023
				MML
	MML		MML	Inflation-	MML	MML	MML
	Growth	MML	Income	Protected	International	Large Cap	Managed
	Allocation	High Yield	& Growth	and Income	Equity	Growth	Bond
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
							(Initial Class)
Investment income
Dividends	$1,498,487	$194,983	$445,225	$350,107	$3,322	$-	$673,767
Expenses
Mortality and expense risk charge and administrative charges	608,259	34,411	273,636	95,859	3,362	210,175	205,809
Net investment income (loss)	890,228	160,572	171,589	254,248	(40)	(210,175)	467,958
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(1,823,142)	(80,005)	(141,043)	(235,128)	4,127	241,259	(523,143)
Realized gain distribution	6,527,848	-	2,686,873	-	-	1,140,158	-
Realized gain (loss)	4,704,706	(80,005)	2,545,830	(235,128)	4,127	1,381,417	(523,143)
Change in net unrealized appreciation
(depreciation) of investments	1,397,860	221,055	(1,121,717)	295,405	37,764	5,220,431	933,528
Net gain (loss) on investments	6,102,566	141,050	1,424,113	60,277	41,891	6,601,848	410,385
Net increase (decrease) in net assets
resulting from operations	6,992,794	301,622	1,595,702	314,525	41,851	6,391,673	878,343
Capital transactions:
Transfers of net premiums	1,592,950	95,185	170,372	136,362	15,601	143,031	281,515
Transfers due to death benefits	(46,665)	(12,477)	(207,683)	(105,280)	-	(307,973)	(261,685)
Transfers due to annuity benefit payments	-	-	(7,004)	(2,982)	-	(27,713)	(1,360)
Transfers due to withdrawal of funds	(5,639,220)	(301,877)	(1,936,448)	(978,723)	(38,862)	(1,011,683)	(2,319,885)
Transfers due to loans, net of repayments	31,510	3,075	11,044	5,596	182	4,057	14,055
Transfers due to rider and contingent deferred sales charges	(131)	(172)	(1,154)	(325)	-	(1,381)	(2,060)
Transfers due to net charge (credit) to
annuitant mortality fluctuation	-	-	(3,745)	367	-	4,564	(1,371)
Transfers between Sub-Accounts and (to) from General Account	(277,162)	126,052	(42,480)	29,682	(1,422)	529,042	366,038
Net increase (decrease) in net assets
resulting from capital transactions	(4,338,718)	(90,214)	(2,017,098)	(915,303)	(24,501)	(668,056)	(1,924,753)
Total increase (decrease)	2,654,076	211,408	(421,396)	(600,778)	17,350	5,723,617	(1,046,410)
NET ASSETS, at beginning of the year	49,826,191	2,686,580	22,315,525	8,162,602	263,014	13,154,262	17,681,015
NET ASSETS, at end of the year	$52,480,267	$2,897,988	$21,894,129	$7,561,824	$280,364	$18,877,879	$16,634,605

See Notes to Financial Statements

F-23

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2023

	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account
	(Service Class)
Investment income
Dividends	$67,227	$43,336	$-	$1,022,155	$1,627,216	$64,890	$231,754
Expenses
Mortality and expense risk charge and administrative charges	24,535	94,355	826,644	491,549	596,059	24,527	225,450
Net investment income (loss)	42,692	(51,019)	(826,644)	530,606	1,031,157	40,363	6,304
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(66,239)	(62,863)	(4,211,991)	(924,680)	(1,662,438)	(51,635)	312,022
Realized gain distribution	-	1,375,155	-	6,138,627	4,901,596	-	-
Realized gain (loss)	(66,239)	1,312,292	(4,211,991)	5,213,947	3,239,158	(51,635)	312,022
Change in net unrealized appreciation
(depreciation) of investments	112,655	(438,074)	17,512,317	(3,975,327)	1,569,486	109,616	2,465,836
Net gain (loss) on investments	46,416	874,218	13,300,326	1,238,620	4,808,644	57,981	2,777,858
Net increase (decrease) in net assets
resulting from operations	89,108	823,199	12,473,682	1,769,226	5,839,801	98,344	2,784,162
Capital transactions:
Transfers of net premiums	8,306	72,754	485,869	345,932	1,597,449	16,497	183,710
Transfers due to death benefits	(5,048)	(102,881)	(1,006,592)	(305,462)	(52,122)	(7,662)	(58,388)
Transfers due to annuity benefit payments	-	(16,141)	(46,921)	(37,243)	(14,244)	(189)	(3,193)
Transfers due to withdrawal of funds	(339,527)	(659,826)	(5,991,742)	(3,392,061)	(6,221,374)	(434,115)	(1,496,857)
Transfers due to loans, net of repayments	-	8,159	12,799	14,186	(6,825)	591	8,848
Transfers due to rider and contingent deferred sales charges	(76)	(1,117)	(2,864)	(3,455)	(518)	(41)	(1,627)
Transfers due to net charge (credit) to
annuitant mortality fluctuation	-	4,226	(6)	696	4,109	29	(3,194)
Transfers between Sub-Accounts and (to) from General Account	77,859	(131,489)	(814,188)	64,794	(994,637)	114,858	282,720
Net increase (decrease) in net assets
resulting from capital transactions	(258,486)	(826,315)	(7,363,645)	(3,312,613)	(5,688,162)	(310,032)	(1,087,981)
Total increase (decrease)	(169,378)	(3,116)	5,110,037	(1,543,387)	151,639	(211,688)	1,696,181
NET ASSETS, at beginning of the year	1,960,510	7,489,945	62,311,170	41,134,086	49,453,476	2,000,988	17,608,014
NET ASSETS, at end of the year	$1,791,132	$7,486,829	$67,421,207	$39,590,699	$49,605,115	$1,789,300	$19,304,195

See Notes to Financial Statements

F-24

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2023

	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Sustainable Equity Sub-Account	MML Total Return Bond Sub-Account	MML U.S. Government Money Market Sub-Account
Investment income
Dividends	$–	$7,499	$117,798	$–	$270,773	$43,149	$866,569
Expenses
Mortality and expense risk charge and administrative charges	142,540	10,204	132,572	10,581	352,200	24,658	240,434
Net investment income (loss)	(142,540)	(2,705)	(14,774)	(10,581)	(81,427)	18,491	626,135
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(756,371)	(156,418)	(404,248)	(170,277)	1,889,152	(127,627)	(3)
Realized gain distribution	-	2,222	1,355,522	-	8,684,118	-	-
Realized gain (loss)	(756,371)	(154,196)	951,274	(170,277)	10,573,270	(127,627)	(3)
Change in net unrealized appreciation
(depreciation) of investments	2,529,283	273,393	689,565	260,194	(4,591,621)	187,861	3
Net gain (loss) on investments	1,772,912	119,197	1,640,839	89,917	5,981,649	60,234	-
Net increase (decrease) in net assets
resulting from operations	1,630,372	116,492	1,626,065	79,336	5,900,222	78,725	626,135
Capital transactions:
Transfers of net premiums	95,444	35,464	189,595	30,734	211,702	45,107	245,378
Transfers due to death benefits	(281,592)	-	(129,768)	-	(298,192)	-	(169,542)
Transfers due to annuity benefit payments	(11,115)	-	(1,217)	-	(7,731)	(856)	(31,008)
Transfers due to withdrawal of funds	(1,193,718)	(92,781)	(856,304)	(98,113)	(2,514,860)	(457,427)	(2,338,213)
Transfers due to loans, net of repayments	2,596	811	4,693	1,219	15,716	488	15,952
Transfers due to rider and contingent deferred sales charges	(530)	-	(385)	-	(1,850)	(3)	(1,257)
Transfers due to net charge (credit) to
annuitant mortality fluctuation	1,886	-	(101)	-	(8,089)	141	(4,787)
Transfers between Sub-Accounts and (to) from General Account	155,005	1,330	244,029	(14,849)	(265,791)	382,453	341,960
Net increase (decrease) in net assets
resulting from capital transactions	(1,232,024)	(55,176)	(549,458)	(81,009)	(2,869,095)	(30,097)	(1,941,517)
Total increase (decrease)	398,348	61,316	1,076,607	(1,673)	3,031,127	48,628	(1,315,382)
NET ASSETS, at beginning of the year	11,374,590	858,826	10,647,366	884,656	27,085,974	2,020,159	20,166,799
NET ASSETS, at end of the year	$11,772,938	$920,142	$11,723,973	$882,983	$30,117,101	$2,068,787	$18,851,417

See Notes to Financial Statements

F-25

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2023

	PIMCO Commodity- RealReturn® Strategy Sub-Account	VY® CBRE Global Real Estate Sub-Account
Investment income
Dividends	$297,231	$28,442
Expenses
Mortality and expense risk charge and administrative charges	20,198	20,069
Net investment income (loss)	277,033	8,373
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(465,926)	(80,023)
Realized gain distribution	-	17,031
Realized gain (loss)	(465,926)	(62,992)
Change in net unrealized appreciation (depreciation) of investments	3,239	205,575
Net gain (loss) on investments	(462,687)	142,583
Net increase (decrease) in net assets resulting from operations	(185,654)	150,956
Capital transactions:
Transfers of net premiums	30,065	20,075
Transfers due to death benefits	(12,520)	(9,102)
Transfers due to annuity benefit payments	(234)	-
Transfers due to withdrawal of funds	(259,957)	(124,402)
Transfers due to loans, net of repayments	2,159	315
Transfers due to rider and contingent deferred sales charges	(16)	(160)
Transfers due to net charge (credit) to annuitant mortality fluctuation	60	4
Transfers between Sub-Accounts and (to) from General Account	(567,621)	(105,147)
Net increase (decrease) in net assets resulting from capital transactions	(808,064)	(218,417)
Total increase (decrease)	(993,718)	(67,461)
NET ASSETS, at beginning of the year	2,133,154	1,624,111
NET ASSETS, at end of the year	$1,139,436	$1,556,650

See Notes to Financial Statements

F-26

C. M. Multi-Account A

Notes To Financial Statements

1.	ORGANIZATION

C.M. Multi-Account A (the “Separate Account”) is a separate investment account of C.M. Life Insurance Company (“C.M. Life”) established on August 3, 1994. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

C.M. Life is a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).

C.M. Life maintains three products within the Separate Account: Panorama Premier, Panorama Passage®, and MassMutual Artistry. One of the three products, Panorama Passage®, has multiple tiers. The unit values of these tiers differ based on the associated expense ratio.

The assets and liabilities of the Separate Account are clearly identified and distinguished from C.M. Life’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising from any other C.M. Life business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

For the year or period ended December 31, 2024, the Separate Account consists of fifty-one sub-accounts which invest in the following mutual funds. All of the sub-account/funds may not be available through each of the products within the Separate Account:

The sub-account listed in the first column
	Sub-Accounts	invests in the fund in this column
	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Portfolio[1]
	Invesco Oppenheimer V.I. International Growth Sub-Account	Invesco Oppenheimer V.I. International Growth Fund[2]
	Invesco V.I. Capital Appreciation Sub-Account	Invesco V.I. Capital Appreciation Fund[2]
	Invesco V.I. Core Plus Bond Sub-Account	Invesco V.I. Core Plus Bond Fund[2]
	Invesco V.I. Discovery Mid Cap Growth Sub-Account	Invesco V.I. Discovery Mid Cap Growth Fund[2]
	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Diversified Dividend Fund[2]
	Invesco V.I. Equity and Income Sub-Account	Invesco V.I. Equity and Income Fund[2,6]
	Invesco V.I. Global Sub-Account	Invesco V.I. Global Fund[2]
	Invesco V.I. Global Strategic Income Sub-Account	Invesco V.I. Global Strategic Income Fund[2]
	Invesco V.I. Health Care Sub-Account	Invesco V.I. Health Care Fund[2]
	Invesco V.I. Main Street Sub-Account	Invesco V.I. Main Street Fund®[2]
	Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Fund[2]
	Invesco V.I. U.S. Government Money Sub-Account	Invesco V.I. U.S. Government Money Portfolio[2]
	MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Fund[3]
	MML American Funds Core Allocation Sub-Account	MML American Funds Core Allocation Fund[3]
	MML American Funds Growth Sub-Account	MML American Funds Growth Fund[3]
	MML Balanced Allocation Sub-Account	MML Balanced Allocation Fund[3]
	MML Blend Sub-Account	MML Blend Fund[3]
	MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Fund[3]
	MML Conservative Allocation Sub-Account	MML Conservative Allocation Fund[3]
	MML Equity Sub-Account	MML Equity Fund[3]
	MML Equity Income Sub-Account	MML Equity Income Fund[3]
	MML Equity Index Sub-Account	MML Equity Index Fund[3]
	MML Focused Equity Sub-Account	MML Focused Equity Fund[3]
F-27

Notes To Financial Statements (Continued)

MML Foreign Sub-Account	MML Foreign Fund[3]
MML Fundamental Equity Sub-Account	MML Fundamental Equity Fund[3]
MML Fundamental Value Sub-Account	MML Fundamental Value Fund[3]
MML Global Sub-Account	MML Global Fund[3]
MML Growth Allocation Sub-Account	MML Growth Allocation Fund[3]
MML High Yield Sub-Account	MML High Yield Fund[3]
MML Income & Growth Sub-Account	MML Income & Growth Fund[3]
MML Inflation-Protected and Income Sub-Account	MML Inflation-Protected and Income Fund[3]
MML International Equity Sub-Account	MML International Equity Fund[3]
MML Large Cap Growth Sub-Account	MML Large Cap Growth Fund[3]
MML Managed Bond Sub-Account (Initial Class)	MML Managed Bond Fund (Initial Class)[3]
MML Managed Bond Sub-Account (Service Class)	MML Managed Bond Fund (Service Class)[3]
MML Managed Volatility Sub-Account	MML Managed Volatility Fund[3]
MML Mid Cap Growth Sub-Account	MML Mid Cap Growth Fund[3]
MML Mid Cap Value Sub-Account	MML Mid Cap Value Fund[3]
MML Moderate Allocation Sub-Account	MML Moderate Allocation Fund[3]
MML Short-Duration Bond Sub-Account	MML Short-Duration Bond Fund[3]
MML Small Cap Equity Sub-Account	MML Small Cap Equity Fund[3]
MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Fund[3]
MML Small Company Value Sub-Account	MML Small Company Value Fund[3]
MML Small/Mid Cap Value Sub-Account	MML Small/Mid Cap Value Fund[3]
MML Strategic Emerging Markets Sub-Account	MML Strategic Emerging Markets Fund[3]
MML Sustainable Equity Sub-Account	MML Sustainable Equity Fund[3]
MML Total Return Bond Sub-Account	MML Total Return Bond Fund[3]
MML U.S. Government Money Market Sub-Account	MML U.S. Government Money Market Fund[3]
PIMCO CommodityRealReturn® Strategy Sub-Account	PIMCO CommodityRealReturn® Strategy Portfolio[4]
VY® CBRE Global Real Estate Sub-Account	VY® CBRE Global Real Estate Portfolio[5]

In addition to the fifty-one sub-accounts, some contract owners may also allocate funds to the Fixed Interest Account (“FIA”) which is part of C.M. Life’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the FIA are not registered under the Securities Act of 1933, and the General Account and the FIA are not registered as an investment company under the 1940 Act.

[1]Fidelity Management & Research Company LLC is the investment adviser to this Portfolio.
[2]Invesco Advisers, Inc. is the investment adviser to this Fund.
3MML Investments Advisers, LLC is the investment adviser to this Fund.
[4]Pacific Investment Management Company LLC is the investment adviser to this Portfolio.
[5]Voya Investments, LLC is the investment adviser to this Portfolio.

[6]After the close of business on April 26, 2024, Invesco V.I. Equity and Income Fund (Series I) acquired all the net assets of Invesco V.I. Conservative Balanced Fund (Series I) pursuant to a plan of reorganization approved by the Board of Trustees of the Invesco Funds on September 20, 2023 and by the shareholders of the Invesco V.I. Conservative Balanced Fund (Series I) on January 18, 2024. Shares of Invesco V.I. Conservative Balanced Fund (Series I) were exchanged for the like class of shares of Invesco V.I. Equity and Income Fund (Series I), based on the relative net asset value of the two funds which resulted in Invesco V.I. Conservative Balanced Fund (Series I) receiving 0.89134224 shares of Invesco V.I. Equity and Income Fund (Series I) in exchange of 1 share of Invesco V.I. Conservative Balanced Fund (Series I). As a result of the underlying fund merger, the sub-account name changed from Invesco V.I. Conservative Balanced Fund (Series I) to Invesco V.I. Equity Fund and Income Fund (Series I).

F-28

Notes To Financial Statements (Continued)

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles. C.M. Multi-Account A follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

A.	Investment Valuation

Investments in the underlying funds held by each sub-account are carried at fair value which is based on the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date and they are generally reinvested in the underlying funds.

C.	Federal Income Taxes

C.M. Life is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts, which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a tax liability attributable to the Separate Account.

D.	Contract Charges

See Note 8B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the contract owners may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the contract owners can take, and there is a required loan repayment schedule. When a loan is made, the Separate Account transfers the amount of the loan to C.M. Life, thereby decreasing both the investments and net assets of the Separate Account. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

G.	Annuitant Mortality Fluctuation

The Separate Account contributes to an Annuitant Mortality Fluctuation Fund (AMFF) reserve maintained by C.M. Life as required by regulatory authorities to provide for mortality losses incurred. The AMFF reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from C.M. Life are then made quarterly to adjust the AMFF reserve which is held in the Separate Account. Net transfers from C.M. Life to the Separate Account totaled $128,414 for the year ended December 31, 2024. Net transfers from the Separate Account to C.M. Life totaled $77,727 for the year ended December 31, 2023. The AMFF reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by C.M. Life. The AMFF reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

F-29

Notes To Financial Statements (Continued)

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 1994 MGDB table.

I.	Single Reportable Segment

The Separate Account derives revenues from variable annuity products. MassMutual has identified the Head of Brand, Product, and Affiliate Distribution and their Team as the chief operating decision maker (CODM) for overseeing the products and the performance of the underlying funds to evaluate the results of the business and make operational decisions. The Separate Account’s products constitute as a single operating segment and therefore, a single reportable segment. Separate Accounts are structured with a limited purpose by design and their sole purpose, which records and reports the invested funds and activities and performance chosen by contract/policy holders. Investment performance of funds may vary based on the underlying fund’s investment objectives specified in the fund prospectuses. The accounting policies used to measure the profit and loss of the segment are the same as those described in the summary of significant accounting policies herein.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Financial Accounting Standards Board (“FASB”) ASC Topic 820, Fair Value Measurement (“ASC 820”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The investments of the Separate Account are measured at fair value. All the investments are categorized as Level 1 as of December 31, 2024. There have been no transfers between levels for the year ended December 31, 2024.

F-30

Notes To Financial Statements (Continued)

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

The contracts currently being offered are sold by both registered representatives of MML Investors Services, LLC (“MMLIS”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Strategic Distributors, LLC (“MSD”), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with C.M. Life, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the contracts sold by its registered representatives, and MSD serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

Both MMLIS and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities and Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of contracts by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of contracts by registered representatives of other broker-dealers are paid on behalf of MSD to those broker-dealers. MMLIS and MSD also receive compensation for their actions as principal underwriters of the contracts.

B.	Receivable from/Payable to C.M. Life

Certain fees such as mortality and expense risk fees are charges paid between the general investment account (the “General Account”) and the Separate Account. The General Account is not registered as an investment company under the 1940 Act.

F-31

Notes To Financial Statements (Continued)

6.	PURCHASE AND SALES OF INVESTMENTS

	The cost of purchases and proceeds from sales of investments for each of the years in the two-year period ended December 31, 2024 were as follows:

		Fidelity® VIP Contrafund® Sub-Account	Invesco Oppenheimer V.I. International Growth Sub-Account	Invesco V.I. Capital Appreciation Sub-Account	Invesco V.I. Core Plus Bond Sub-Account	Invesco V.I. Discovery Mid Cap Growth Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Equity and Income Sub-Account
	2024
	Cost of purchases	$14,187,955	$1,347,946	$471,883	$121,908	$105,667	$395,805	$8,941,941
	Proceeds from sales	(16,283,843)	(2,834,762)	(7,959,364)	(439,649)	(3,555,404)	(553,654)	(9,974,907)

		Invesco V.I. Global Sub-Account	Invesco V.I. Global Strategic Income Sub-Account	Invesco V.I. Health Care Sub-Account	Invesco V.I. Main Street Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. U.S. Government Money Sub-Account	MML Aggressive Allocation Sub-Account

	2024 (Continued)
	Cost of purchases	$4,549,382	$1,403,224	$113,811	$4,461,542	$726,730	$250,488	$1,545,473
	Proceeds from sales	(10,779,133)	(2,946,496)	(888,557)	(6,234,760)	(1,382,912)	(854,460)	(4,596,750)

		MML American Funds Core Allocation Sub-Account	MML American Funds Growth Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Conservative Allocation Sub-Account	MML Equity Sub-Account

	2024 (Continued)
	Cost of purchases	$818,182	$1,134,784	$822,333	$2,068,689	$2,909,020	$725,627	$1,126,502
	Proceeds from sales	(3,060,043)	(1,319,203)	(3,505,607)	(9,007,107)	(4,676,025)	(3,580,615)	(4,600,972)

		MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Fundamental Equity Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account

	2024 (Continued)
	Cost of purchases	$1,972,255	$1,064,757	$166,312	$419,965	$228,359	$282,221	$659,646
	Proceeds from sales	(2,589,775)	(3,929,785)	(220,011)	(1,071,600)	(371,851)	(329,728)	(1,516,360)

F-32

Notes To Financial Statements (Continued)

6.	PURCHASE AND SALES OF INVESTMENTS (Continued)

		MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Inflation- Protected and Income Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account
								(Initial Class)
	2024 (Continued)
	Cost of purchases	$2,043,023	$429,740	$3,627,548	$742,733	$27,577	$2,221,501	$1,359,231
	Proceeds from sales	(6,446,997)	(446,463)	(3,121,116)	(1,357,391)	(42,852)	(2,968,482)	(2,256,900)

		MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	ML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account
		(Service Class)
	2024 (Continued)
	Cost of purchases	$155,301	$396,420	$4,115,400	$2,570,105	$2,073,350	$233,946	$1,440,524
	Proceeds from sales	(521,910)	(1,454,781)	(9,491,142)	(5,601,181)	(7,347,368)	(326,478)	(2,914,501)

		MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	ML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Sustainable Equity Sub-Account	MML Total Return Bond Sub-Account	MML U.S. Government Money Market Sub-Account

	2024 (Continued)
	Cost of purchases	$283,692	$134,310	$1,136,907	$97,755	$1,926,958	$507,744	$4,111,120
	Proceeds from sales	(2,102,070)	(165,535)	(1,498,025)	(74,656)	(4,312,884)	(430,971)	(5,110,394)

		PIMCO Commodity- RealReturn® Strategy Sub-Account	VY® CBRE Global Real Estate Sub-Account

	2024 (Continued)
	Cost of purchases	$148,062	$66,403
	Proceeds from sales	(228,045)	(290,860)
F-33

Notes To Financial Statements (Continued)

6.	PURCHASE AND SALES OF INVESTMENTS (Continued)

		Fidelity® VIP Contrafund® Sub-Account	Invesco Oppenheimer V.I. International Growth Sub-Account	Invesco V.I. Capital Appreciation Sub-Account	Invesco V.I. Conservative Balanced Sub-Account	Invesco V.I. Core Plus Bond Sub-Account	Invesco V.I. Discovery Mid Cap Growth Sub-Account	Invesco V.I. Diversified Dividend Sub-Account

	2023
	Cost of purchases	$4,709,466	$476,462	$314,099	$204,814	$96,777	$233,118	$582,216
	Proceeds from sales	(10,744,397)	(1,604,890)	(5,150,190)	(1,344,606)	(336,590)	(2,997,989)	(399,990)

		Invesco V.I. Global Sub-Account	Invesco V.I. Global Strategic Income Sub-Account	Invesco V.I. Health Care Sub-Account	Invesco V.I. Main Street Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. U.S. Government Money Sub-Account	MML Aggressive Allocation Sub-Account

	2023 (Continued)
	Cost of purchases	$8,091,203	$235,747	$159,468	$3,331,724	$257,701	$646,599	$4,236,683
	Proceeds from sales	(7,451,208)	(3,037,929)	(868,553)	(5,146,560)	(933,158)	(840,325)	(2,393,797)

		MML American Funds Core Allocation Sub-Account	MML American Funds Growth Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Conservative Allocation Sub-Account	MML Equity Sub-Account

	2023 (Continued)
	Cost of purchases	$2,388,775	$1,499,055	$2,677,240	$2,258,386	$925,552	$2,767,164	$3,107,670
	Proceeds from sales	(1,974,202)	(787,062)	(3,654,501)	(6,742,003)	(2,827,477)	(2,753,255)	(3,480,080)

		MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Fundamental Equity Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account

	2023 (Continued)
	Cost of purchases	$2,288,790	$2,854,683	$281,730	$248,735	$91,205	$230,179	$743,706
	Proceeds from sales	(2,253,456)	(2,313,382)	(152,378)	(965,482)	(163,899)	(453,877)	(1,474,013)
F-34

Notes To Financial Statements (Continued)

6.	PURCHASE AND SALES OF INVESTMENTS (Continued)

		MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Inflation- Protected and Income Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account
								(Initial Class)
	2023 (Continued)
	Cost of purchases	$9,025,287	$419,571	$3,348,203	$593,392	$31,778	$2,124,701	$1,195,555
	Proceeds from sales	(5,945,923)	(349,203)	(2,506,285)	(1,254,454)	(56,308)	(1,860,620)	(2,652,214)

		MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account
		(Service Class)
	2023 (Continued)
	Cost of purchases	$203,101	$1,510,931	$598,193	$7,776,807	$7,240,731	$219,660	$713,463
	Proceeds from sales	(418,895)	(1,012,965)	(8,777,604)	(4,419,858)	(6,996,155)	(489,322)	(1,795,122)

		MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Sustainable Equity Sub-Account	MML Total Return Bond Sub-Account	MML U.S. Government Money Market Sub-Account

	2023 (Continued)
	Cost of purchases	$331,600	$60,259	$2,088,033	$47,957	$9,034,845	$514,217	$2,582,903
	Proceeds from sales	(1,705,928)	(115,918)	(1,296,720)	(139,548)	(3,300,881)	(525,825)	(3,898,675)

		PIMCO Commodity- RealReturn® Strategy Sub-Account	VY® CBRE Global Real Estate Sub-Account

	2023 (Continued)
	Cost of purchases	$525,427	$84,044
	Proceeds from sales	(1,056,457)	(277,056)
F-35

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

	The changes in outstanding units for each of the years in the two-year period ended December 31, 2024 were as follows:

		Fidelity® VIP Contrafund® Sub-Account	Invesco Oppenheimer V.I. International Growth Sub-Account	Invesco V.I. Capital Appreciation Sub-Account	Invesco V.I. Core Plus Bond Sub-Account	Invesco V.I. Discovery Mid Cap Growth Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Equity and Income Sub-Account

	2024
	Units purchased	16,722	12,485	7,746	318	7,748	2,475	3,591
	Units withdrawn	(184,268)	(89,319)	(154,802)	(26,433)	(127,773)	(26,915)	(87,007)
	Units transferred between Sub-Accounts
	and (to) from General Account	(24,857)	(5,016)	(17,182)	(464)	(6,328)	6,756	629
	Net increase (decrease)	(192,403)	(81,850)	(164,238)	(26,579)	(126,353)	(17,684)	(82,787)

		Invesco V.I. Global Sub-Account	Invesco V.I. Global Strategic Income Sub-Account	Invesco V.I. Health Care Sub-Account	Invesco V.I. Main Street Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. U.S. Government Money Sub-Account	MML Aggressive Allocation Sub-Account

	2024 (Continued)
	Units purchased	18,231	14,696	3,096	4,477	4,264	2,998	31,576
	Units withdrawn	(193,846)	(139,770)	(22,465)	(141,569)	(50,691)	(67,850)	(166,860)
	Units transferred between Sub-Accounts
	and (to) from General Account	(17,992)	34,037	1,005	(9,464)	(10,836)	(104)	13,045
	Net increase (decrease)	(193,607)	(91,037)	(18,364)	(146,556)	(57,263)	(64,956)	(122,239)

		MML American Funds Core Allocation Sub-Account	MML American Funds Growth Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Conservative Allocation Sub-Account	MML Equity Sub-Account

	2024 (Continued)
	Units purchased	15,867	2,748	20,928	16,716	6,448	18,312	9,570
	Units withdrawn	(105,564)	(13,250)	(166,647)	(271,237)	(47,296)	(170,264)	(135,783)
	Units transferred between Sub-Accounts
	and (to) from General Account	6,336	1,494	2,161	1,768	(6,571)	(8,081)	(5,074)
	Net increase (decrease)	(83,361)	(9,008)	(143,558)	(252,753)	(47,419)	(160,033)	(131,287)

		MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Fundamental Equity Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account

	2024 (Continued)
	Units purchased	5,431	4,729	297	5,742	984	1,140	2,312
	Units withdrawn	(54,086)	(87,032)	(1,080)	(55,388)	(6,521)	(7,503)	(66,131)
	Units transferred between Sub-Accounts
	and (to) from General Account	4,095	(826)	(2,039)	4,208	(355)	1,267	1,658
	Net increase (decrease)	(44,560)	(83,129)	(2,822)	(45,438)	(5,892)	(5,096)	(62,161)
F-36

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

		MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Inflation- Protected and Income Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account
	2024 (Continued)							(Initial Class)
	Units purchased	65,525	5,770	3,717	8,606	1,579	3,479	17,150
	Units withdrawn	(222,992)	(20,943)	(77,823)	(84,464)	(2,671)	(60,246)	(105,615)
	Units transferred between Sub-Accounts
	and (to) from General Account	(26,025)	7,216	(666)	20,307	(170)	3,855	16,395
	Net increase (decrease)	(183,492)	(7,957)	(74,772)	(55,551)	(1,262)	(52,912)	(72,070)

		MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account
	2024 (Continued)	(Service Class)
	Units purchased	639	3,777	6,810	7,007	63,533	2,221	4,893
	Units withdrawn	(35,845)	(75,121)	(93,506)	(78,689)	(316,593)	(24,054)	(44,060)
	Units transferred between Sub-Accounts
	and (to) from General Account	2,031	6,837	(7,284)	(1,566)	(10,017)	9,171	(5,711)
	Net increase (decrease)	(33,175)	(64,507)	(93,980)	(73,248)	(263,077)	(12,662)	(44,878)

		MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Sustainable Equity Sub-Account	MML Total Return Bond Sub-Account	MML U.S. Government Money Market Sub-Account
	2024 (Continued)
	Units purchased	3,083	732	4,128	2,274	4,859	4,902	31,123
	Units withdrawn	(39,122)	(3,788)	(27,002)	(4,745)	(69,763)	(40,053)	(353,349)
	Units transferred between Sub-Accounts
	and (to) from General Account	1,973	2,258	2,207	4,746	(8,006)	37,251	145,651
	Net increase (decrease)	(34,066)	(798)	(20,667)	2,275	(72,910)	2,100	(176,575)

		PIMCO Commodity- RealReturn® Strategy Sub-Account	VY® CBRE Global Real Estate Sub-Account
	2024 (Continued)
	Units purchased	6,693	1,197
	Units withdrawn	(25,254)	(15,750)
	Units transferred between Sub-Accounts
	and (to) from General Account	5,958	39
	Net increase (decrease)	(12,603)	(14,514)
F-37

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

		Fidelity® VIP Contrafund® Sub-Account	Invesco Oppenheimer V.I. International Growth Sub-Account	Invesco V.I. Capital Appreciation Sub-Account	Invesco V.I. Conservative Balanced Sub-Account	Invesco V.I. Core Plus Bond Sub-Account	Invesco V.I. Discovery Mid Cap Growth Sub-Account	Invesco V.I. Diversified Dividend Sub-Account
	2023
	Units purchased	25,253	12,693	13,137	2,207	193	12,638	3,876
	Units withdrawn	(172,480)	(50,598)	(146,290)	(67,671)	(20,170)	(132,337)	(22,142)
	Units transferred between Sub-Accounts
	and (to) from General Account	(9,515)	(3,593)	(10,020)	(3,651)	(32)	(1,126)	10,727
	Net increase (decrease)	(156,742)	(41,498)	(143,173)	(69,115)	(20,009)	(120,825)	(7,539)

		Invesco V.I. Global Sub-Account	Invesco V.I. Global Strategic Income Sub-Account	Invesco V.I. Health Care Sub-Account	Invesco V.I. Main Street Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. U.S. Government Money Sub-Account	MML Aggressive Allocation Sub-Account
	2023 (Continued)
	Units purchased	22,365	15,504	4,070	10,100	6,354	6,376	34,997
	Units withdrawn	(153,615)	(140,214)	(21,208)	(141,010)	(64,171)	(48,254)	(66,042)
	Units transferred between Sub-Accounts
	and (to) from General Account	(30,631)	(2,939)	(1,709)	(14,157)	(3,414)	12,211	(30,895)
	Net increase (decrease)	(161,881)	(127,649)	(18,847)	(145,067)	(61,231)	(29,667)	(61,940)

		MML American Funds Core Allocation Sub-Account	MML American Funds Growth Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Conservative Allocation Sub-Account	MML Equity Sub-Account
	2023 (Continued)
	Units purchased	19,496	4,212	22,894	54,132	9,031	23,653	10,200
	Units withdrawn	(74,181)	(12,588)	(169,290)	(223,561)	(35,059)	(157,993)	(111,768)
	Units transferred between Sub-Accounts
	and (to) from General Account	6,140	4,261	(15,256)	(4,163)	(1,069)	51,877	(11,288)
	Net increase (decrease)	(48,545)	(4,115)	(161,652)	(173,592)	(27,097)	(82,463)	(112,856)

		MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Fundamental Equity Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account
	2023 (Continued)
	Units purchased	6,154	8,370	393	6,169	2,234	1,711	3,138
	Units withdrawn	(48,230)	(63,988)	(3,092)	(42,755)	(3,598)	(9,739)	(69,299)
	Units transferred between Sub-Accounts
	and (to) from General Account	1,732	15,219	4,045	(11,162)	(643)	(5,238)	(3,301)
	Net increase (decrease)	(40,344)	(40,399)	1,346	(47,748)	(2,007)	(13,266)	(69,462)
F-38

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

		MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Inflation- Protected and Income Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account
	2023 (Continued)							(Initial Class)
	Units purchased	78,748	5,578	8,193	9,531	1,412	6,454	16,678
	Units withdrawn	(264,469)	(17,967)	(74,776)	(73,293)	(3,449)	(45,830)	(139,144)
	Units transferred between Sub-Accounts
	and (to) from General Account	(12,349)	7,242	(1,253)	1,970	(190)	16,419	19,588
	Net increase (decrease)	(198,070)	(5,147)	(67,836)	(61,792)	(2,227)	(22,957)	(102,878)

		MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account
	2023 (Continued)	(Service Class)
	Units purchased	696	5,065	9,904	6,634	85,065	1,655	4,858
	Units withdrawn	(28,618)	(44,806)	(92,493)	(64,819)	(327,707)	(43,070)	(34,041)
	Units transferred between Sub-Accounts	-
	and (to) from General Account	6,458	(8,234)	(11,269)	936	(49,054)	11,363	6,717
	Net increase (decrease)	(21,464)	(47,975)	(93,858)	(57,249)	(291,696)	(30,052)	(22,466)

		MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Sustainable Equity Sub-Account	MML Total Return Bond Sub-Account	MML U.S. Government Money Market Sub-Account
	2023 (Continued)
	Units purchased	3,125	1,050	4,592	2,431	5,565	4,637	32,325
	Units withdrawn	(34,908)	(2,729)	(22,628)	(7,435)	(67,261)	(46,862)	(287,277)
	Units transferred between Sub-Accounts
	and (to) from General Account	3,903	79	5,746	(1,052)	(6,273)	39,300	36,927
	Net increase (decrease)	(27,880)	(1,600)	(12,290)	(6,056)	(67,969)	(2,925)	(218,025)

		PIMCO Commodity- RealReturn® Strategy Sub-Account	VY® CBRE Global Real Estate Sub-Account
	2023 (Continued)
	Units purchased	4,522	1,311
	Units withdrawn	(37,617)	(8,410)
	Units transferred between Sub-Accounts
	and (to) from General Account	(82,472)	(7,325)
	Net increase (decrease)	(115,567)	(14,424)

F-39

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

	A.					A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the years in the five-year period ended December 31, 2024 follows:

		At December 31,					For the Years Ended December 31,
							Investment
			Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
		Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)

Fidelity® VIP Contrafund® Sub-Account
	2024	1,421,178	$68.95	to	$72.48	$114,732,095	0.18%	1.18%	to	1.65%	31.59%	to	32.21%
	2023	1,613,581	52.15	to	55.08	98,384,997	0.48	1.18	to	1.65	31.28	to	31.89
	2022	1,770,324	39.54	to	41.96	81,982,651	0.49	1.18	to	1.65	(27.52)	to	(27.18)
	2021	1,951,405	54.29	to	57.89	124,165,635	0.06	1.18	to	1.65	25.74	to	26.34
	2020	2,189,162	42.98	to	46.03	111,040,179	0.25	1.18	to	1.65	28.43	to	29.04

Invesco Oppenheimer V.I. International Growth Sub-Account
	2024	501,938	19.24	to	24.57	12,792,422	0.62	1.18	to	1.65	(3.29)	to	(2.83)
	2023	583,788	19.80	to	25.41	15,450,636	0.60	1.18	to	1.65	19.09	to	19.65
	2022	625,287	16.55	to	21.34	13,862,350	-	1.18	to	1.65	(28.32)	to	(27.98)
	2021	663,871	22.98	to	29.77	20,843,401	-	1.18	to	1.65	8.42	to	8.93
	2020	743,747	21.09	to	27.46	21,692,340	0.95	1.18	to	1.65	19.51	to	20.08

Invesco V.I. Capital Appreciation Sub-Account
	2024	1,088,330	38.63	to	49.98	50,230,052	-	1.18	to	1.65	31.96	to	32.58
	2023	1,252,568	29.14	to	37.88	43,658,883	-	1.18	to	1.65	33.17	to	33.79
	2022	1,395,741	21.78	to	28.44	36,335,263	-	1.18	to	1.65	(31.91)	to	(31.59)
	2021	1,539,070	31.84	to	41.77	58,865,288	-	1.18	to	1.65	20.56	to	21.13
	2020	1,725,042	26.28	to	34.65	54,747,632	-	1.18	to	1.65	34.35	to	34.99

Invesco V.I. Core Plus Bond Sub-Account⁶
	2024	195,304	-	-	14.52	2,836,368	3.56	-	-	1.40	-	-	1.62
	2023	221,882	-	-	14.29	3,171,045	2.55	-	-	1.40	-	-	4.67
	2022	241,891	-	-	13.65	3,302,845	1.94	-	-	1.40	-	-	(15.22)
	2021	274,654	-	-	16.11	4,423,554	2.06	-	-	1.40	-	-	(3.02)
	2020	307,220	-	-	16.61	5,101,912	3.04	-	-	1.40	-	-	8.18

Invesco V.I. Discovery Mid Cap Growth Sub-Account
	2024	1,061,095	20.29	to	34.31	28,701,023	-	1.18	to	1.65	22.19	to	22.77
	2023	1,187,448	16.53	to	28.08	26,115,273	-	1.18	to	1.65	11.31	to	11.83
	2022	1,308,273	14.78	to	25.23	25,719,155	-	1.18	to	1.65	(32.11)	to	(31.79)
	2021	1,392,332	21.67	to	37.16	40,398,560	-	1.18	to	1.65	17.15	to	17.70
	2020	1,595,368	18.41	to	31.72	39,287,678	0.04	1.18	to	1.65	38.39	to	39.04

Invesco V.I. Diversified Dividend Sub-Account
	2024	177,919	17.74	to	18.26	3,339,945	1.91	1.18	to	1.65	11.35	to	11.88
	2023	195,602	15.86	to	16.40	3,282,757	2.02	1.18	to	1.65	7.27	to	7.77
	2022	203,141	14.71	to	15.28	3,160,867	1.87	1.18	to	1.65	(3.29)	to	(2.83)
	2021	212,263	15.14	to	15.80	3,409,922	2.10	1.18	to	1.65	16.95	to	17.50
	2020	240,286	12.89	to	13.51	3,284,410	3.04	1.18	to	1.65	(1.50)	to	(1.03)

Invesco V.I. Equity and Income Sub-Account⁴
	2024	386,186	18.49	to	20.01	7,634,228	2.17	1.18	to	1.65	8.18	to	8.68
	2023	468,972	17.07	to	18.39	8,537,084	1.82	1.18	to	1.65	10.76	to	11.28
	2022	538,086	15.41	to	16.52	8,810,666	1.33	1.18	to	1.65	(18.21)	to	(17.83)
	2021	609,649	18.84	to	20.11	12,168,551	1.50	1.18	to	1.65	8.82	to	9.34
	2020	644,315	17.32	to	18.39	11,783,178	2.03	1.18	to	1.65	12.98	to	13.51

Invesco V.I. Global Sub-Account
	2024	1,444,629	42.25	to	57.13	72,486,717	-	1.18	to	1.65	14.16	to	14.70
	2023	1,638,236	36.84	to	50.05	71,804,262	0.23	1.18	to	1.65	32.54	to	33.16
	2022	1,800,117	27.66	to	37.76	59,290,668	-	1.18	to	1.65	(32.88)	to	(32.57)
	2021	1,949,699	41.02	to	56.26	95,547,935	-	1.18	to	1.65	13.60	to	14.13
	2020	2,173,793	35.94	to	49.52	93,637,809	0.69	1.18	to	1.65	25.55	to	26.14
F-40

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

		At December 31,					For the Years Ended December 31,
							Investment
			Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
		Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)

Invesco V.I. Global Strategic Income Sub-Account
	2024	939,065	$19.62	to	$21.02	$19,787,851	3.01%	1.18%	to	1.65%	1.46%	to	1.94%
	2023	1,030,102	19.34	to	20.62	21,307,017	-	1.18	to	1.65	7.11	to	7.61
	2022	1,157,751	18.05	to	19.16	22,274,993	-	1.18	to	1.65	(12.91)	to	(12.50)
	2021	1,298,824	20.73	to	21.90	28,594,630	4.61	1.18	to	1.65	(4.99)	to	(4.55)
	2020	1,388,293	21.82	to	22.94	32,056,685	5.65	1.18	to	1.65	1.71	to	2.19

Invesco V.I. Health Care Sub-Account
	2024	194,863	32.54	to	33.77	6,726,180	-	1.18	to	1.65	2.45	to	2.94
	2023	213,228	31.61	to	32.96	7,157,025	-	1.18	to	1.65	1.34	to	1.82
	2022	232,075	31.05	to	32.52	7,663,303	-	1.18	to	1.65	(14.73)	to	(14.33)
	2021	253,713	36.24	to	38.14	9,806,628	0.21	1.18	to	1.65	10.46	to	10.98
	2020	270,930	32.66	to	34.53	9,445,838	0.32	1.18	to	1.65	12.59	to	13.12

Invesco V.I. Main Street Sub-Account
	2024	1,123,373	38.01	to	39.45	45,352,545	-	1.18	to	1.65	21.61	to	22.19
	2023	1,269,928	31.11	to	32.44	41,997,358	0.83	1.18	to	1.65	21.21	to	21.78
	2022	1,414,996	25.54	to	26.76	38,464,419	1.45	1.18	to	1.65	(21.44)	to	(21.07)
	2021	1,577,583	32.36	to	34.07	54,425,683	0.69	1.18	to	1.65	25.48	to	26.07
	2020	1,758,935	25.67	to	27.15	48,247,129	1.48	1.18	to	1.65	12.08	to	12.61

Invesco V.I. Technology Sub-Account
	2024	356,529	14.38	to	15.13	5,429,711	-	1.18	to	1.65	32.06	to	32.69
	2023	413,792	10.89	to	11.40	4,760,742	-	1.18	to	1.65	44.55	to	45.23
	2022	475,023	7.53	to	7.85	3,771,368	-	1.18	to	1.65	(40.93)	to	(40.65)
	2021	510,849	12.75	to	13.23	6,848,055	-	1.18	to	1.65	12.54	to	13.07
	2020	586,980	11.33	to	11.70	6,967,630	-	1.18	to	1.65	43.73	to	44.40

Invesco V.I. U.S. Government Money Sub-Account
	2024	318,059	10.26	to	11.03	3,655,796	4.54	1.18	to	1.65	2.92	to	3.41
	2023	383,016	9.97	to	10.67	4,259,897	4.41	1.18	to	1.65	2.82	to	3.30
	2022	412,683	9.69	to	10.33	4,454,160	1.26	1.18	to	1.65	(0.37)	to	0.10
	2021	429,155	9.73	to	10.32	4,661,037	0.01	1.18	to	1.65	(1.63)	to	(1.17)
	2020	483,617	9.89	to	10.44	5,303,346	0.24	1.18	to	1.65	(1.42)	to	(0.95)

MML Aggressive Allocation Sub-Account
	2024	867,402	26.76	to	28.98	25,105,480	1.14	1.18	to	1.65	10.89	to	11.41
	2023	989,641	24.13	to	26.01	25,714,107	2.89	1.18	to	1.65	16.39	to	16.93
	2022	1,051,581	20.73	to	22.24	23,360,153	2.05	1.18	to	1.65	(17.27)	to	(16.88)
	2021	1,186,496	25.06	to	26.76	31,710,549	1.24	1.18	to	1.65	14.74	to	15.28
	2020	1,252,260	21.84	to	23.21	29,017,593	1.62	1.18	to	1.65	11.49	to	12.02

MML American Funds Core Allocation Sub-Account
	2024	337,437	-	-	30.65	10,340,767	1.78	-	-	1.18	-	-	10.55
	2023	420,796	-	-	27.72	11,664,483	3.87	-	-	1.18	-	-	13.03
	2022	469,342	-	-	24.52	11,509,924	2.13	-	-	1.18	-	-	(14.71)
	2021	495,563	-	-	28.75	14,249,445	1.31	-	-	1.18	-	-	11.53
	2020	493,822	-	-	25.78	12,731,471	1.75	-	-	1.18	-	-	10.08

MML American Funds Growth Sub-Account
	2024	93,363	-	-	88.82	8,292,683	-	-	-	1.18	-	-	29.56
	2023	102,371	-	-	68.55	7,017,970	1.46	-	-	1.18	-	-	36.34
	2022	106,486	-	-	50.28	5,354,146	0.43	-	-	1.18	-	-	(31.11)
	2021	110,885	-	-	72.99	8,092,910	-	-	-	1.18	-	-	20.12
	2020	123,381	-	-	60.76	7,496,621	0.72	-	-	1.18	-	-	49.64
F-41

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

		At December 31,					For the Years Ended December 31,
							Investment
			Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
		Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)

MML American Funds International Sub-Account⁵
	2024	-	$-	-	$-	$-	-%	-%	-	-%	-%	-	-%
	2023	-	-	-	-	-	-	-	-	-	-	-	-
	2022	-	-	-	-	-	-	-	-	-	-	-	-
	2021	86,348	-	-	22.52	1,944,596	0.12	-	-	1.18	-	-	(3.11)
	2020	93,693	-	-	23.24	2,177,663	0.99	-	-	1.18	-	-	12.11

MML Balanced Allocation Sub-Account
	2024	858,252	19.00	to	20.58	17,479,242	2.35	1.18	to	1.65	5.92	to	6.43
	2023	1,001,811	17.94	to	19.33	19,178,979	3.12	1.18	to	1.65	10.63	to	11.15
	2022	1,163,462	16.22	to	17.39	20,054,945	3.63	1.18	to	1.65	(16.12)	to	(15.73)
	2021	1,245,106	19.33	to	20.64	25,473,633	1.26	1.18	to	1.65	8.18	to	8.69
	2020	1,308,938	17.87	to	18.99	24,673,106	2.66	1.18	to	1.65	9.12	to	9.63

MML Blend Sub-Account
	2024	1,691,271	31.44	to	34.45	56,219,491	1.86	1.18	to	1.65	12.76	to	13.29
	2023	1,944,024	27.89	to	30.41	56,973,917	1.70	1.18	to	1.65	15.70	to	16.24
	2022	2,117,617	24.10	to	26.16	53,407,684	1.35	1.18	to	1.65	(17.95)	to	(17.57)
	2021	2,328,823	29.38	to	31.74	71,335,958	2.12	1.18	to	1.65	13.14	to	13.68
	2020	2,494,114	25.96	to	27.92	67,254,680	-	1.18	to	1.65	11.02	to	11.54

MML Blue Chip Growth Sub-Account
	2024	390,940	81.91	to	90.69	34,706,706	-	1.18	to	1.65	33.47	to	34.10
	2023	438,358	61.37	to	67.63	29,063,330	-	1.18	to	1.65	47.10	to	47.79
	2022	465,455	41.72	to	45.76	20,908,978	-	1.18	to	1.65	(40.49)	to	(40.21)
	2021	489,724	70.10	to	76.53	36,800,409	-	1.18	to	1.65	14.44	to	14.97
	2020	543,704	61.26	to	66.56	35,544,312	-	1.18	to	1.65	32.20	to	32.83

MML Conservative Allocation Sub-Account
	2024	670,928	17.74	to	19.21	12,733,077	2.57	1.18	to	1.65	4.86	to	5.36
	2023	830,960	16.92	to	18.23	15,013,423	3.32	1.18	to	1.65	9.83	to	10.35
	2022	913,423	15.40	to	16.52	14,976,095	3.93	1.18	to	1.65	(16.13)	to	(15.74)
	2021	958,943	18.37	to	19.61	18,659,903	1.25	1.18	to	1.65	6.82	to	7.33
	2020	1,025,637	17.19	to	18.27	18,599,923	2.72	1.18	to	1.65	8.13	to	8.64

MML Equity Sub-Account
	2024	903,628	30.46	to	34.44	29,259,310	1.95	1.18	to	1.65	17.42	to	17.98
	2023	1,034,915	25.94	to	29.19	28,366,116	2.10	1.18	to	1.65	7.54	to	8.05
	2022	1,147,772	24.12	to	27.02	29,112,471	1.62	1.18	to	1.65	(6.20)	to	(5.76)
	2021	1,264,754	25.72	to	28.67	34,022,495	1.66	1.18	to	1.65	28.13	to	28.73
	2020	1,419,304	20.07	to	22.27	29,572,459	2.30	1.18	to	1.65	1.34	to	1.82

MML Equity Income Sub-Account
	2024	390,706	41.88	to	46.37	17,818,342	2.03	1.18	to	1.65	9.84	to	10.36
	2023	435,266	38.13	to	42.02	17,995,867	2.26	1.18	to	1.65	7.76	to	8.26
	2022	475,610	35.38	to	38.81	18,170,386	1.75	1.18	to	1.65	(5.14)	to	(4.70)
	2021	508,676	37.30	to	40.72	20,410,370	2.23	1.18	to	1.65	23.53	to	24.11
	2020	576,701	30.20	to	32.81	18,656,155	2.39	1.18	to	1.65	(0.32)	to	0.15

MML Equity Index Sub-Account
	2024	497,132	42.06	to	43.72	21,992,921	0.95	1.18	to	1.65	22.40	to	22.97
	2023	580,260	34.20	to	35.72	20,971,593	1.28	1.18	to	1.65	23.70	to	24.28
	2022	620,659	27.52	to	28.87	18,067,770	1.02	1.18	to	1.65	(19.83)	to	(19.45)
	2021	660,854	34.17	to	36.02	23,937,630	1.25	1.18	to	1.65	26.09	to	26.68
	2020	736,394	26.97	to	28.56	21,075,642	1.70	1.18	to	1.65	16.13	to	16.67
F-42

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

		At December 31,					For the Years Ended December 31,
							Investment
			Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
		Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)

MML Focused Equity Sub-Account
	2024	27,874	$34.79	to	$36.92	$1,018,901	0.80%	1.18%	to	1.65%	7.97%	to	8.48%
	2023	30,695	32.22	to	34.03	1,034,607	0.79	1.18	to	1.65	7.90	to	8.41
	2022	29,349	29.86	to	31.39	912,867	0.65	1.18	to	1.65	(6.57)	to	(6.13)
	2021	26,949	31.96	to	33.44	894,408	0.92	1.18	to	1.65	19.89	to	20.45
	2020	26,387	26.66	to	27.76	725,110	0.64	1.18	to	1.65	10.69	to	11.22

MML Foreign Sub-Account
	2024	393,262	15.95	to	16.18	6,462,738	3.00	1.18	to	1.65	1.76	to	2.24
	2023	438,701	15.60	to	15.90	7,062,647	1.40	1.18	to	1.65	14.32	to	14.86
	2022	486,450	13.58	to	13.91	6,831,073	3.79	1.18	to	1.65	(15.98)	to	(15.58)
	2021	531,385	16.09	to	16.55	8,849,294	2.55	1.18	to	1.65	11.20	to	11.72
	2020	582,840	14.40	to	14.89	8,703,291	2.99	1.18	to	1.65	4.20	to	4.69

MML Fundamental Equity Sub-Account
	2024	25,196	39.76	to	42.20	1,056,777	0.58	1.18	to	1.65	21.33	to	21.91
	2023	31,087	32.77	to	34.62	1,072,216	0.74	1.18	to	1.65	20.75	to	21.32
	2022	33,095	27.14	to	28.53	940,986	0.36	1.18	to	1.65	(21.74)	to	(21.37)
	2021	32,284	34.68	to	36.29	1,167,304	0.32	1.18	to	1.65	25.30	to	25.89
	2020	32,101	27.67	to	28.83	922,432	-	1.18	to	1.65	17.63	to	18.19

MML Fundamental Value Sub-Account
	2024	42,996	27.49	to	29.17	1,248,798	0.80	1.18	to	1.65	13.28	to	13.82
	2023	48,091	24.26	to	25.63	1,227,982	1.06	1.18	to	1.65	11.56	to	12.08
	2022	61,358	21.75	to	22.87	1,393,994	0.82	1.18	to	1.65	(6.58)	to	(6.14)
	2021	63,413	23.28	to	24.36	1,536,269	1.67	1.18	to	1.65	27.56	to	28.16
	2020	57,680	18.25	to	19.01	1,091,877	1.09	1.18	to	1.65	0.69	to	1.17

MML Global Sub-Account
	2024	476,735	15.89	to	20.42	9,851,982	0.94	1.18	to	1.65	3.85	to	4.34
	2023	538,895	15.23	to	19.66	10,718,955	0.83	1.18	to	1.65	12.51	to	13.03
	2022	608,358	13.47	to	17.48	10,712,032	1.64	1.18	to	1.65	(19.06)	to	(18.68)
	2021	661,950	16.57	to	21.59	14,366,310	0.91	1.18	to	1.65	15.50	to	16.05
	2020	721,548	14.28	to	18.69	13,496,602	1.05	1.18	to	1.65	12.10	to	12.63

MML Growth Allocation Sub-Account
	2024	2,060,300	23.73	to	25.69	52,819,139	1.59	1.18	to	1.65	9.11	to	9.62
	2023	2,243,792	21.74	to	23.44	52,480,267	2.92	1.18	to	1.65	14.09	to	14.62
	2022	2,441,861	19.06	to	20.45	49,826,191	2.66	1.18	to	1.65	(16.68)	to	(16.29)
	2021	2,607,763	22.88	to	24.43	63,570,385	1.57	1.18	to	1.65	12.46	to	12.99
	2020	2,714,189	20.34	to	21.62	58,560,778	2.08	1.18	to	1.65	10.91	to	11.44

MML High Yield Sub-Account
	2024	147,630	18.93	to	20.28	2,960,581	5.82	1.18	to	1.65	7.21	to	7.72
	2023	155,586	17.65	to	18.82	2,897,988	6.97	1.18	to	1.65	10.98	to	11.50
	2022	160,734	15.91	to	16.88	2,686,580	7.39	1.18	to	1.65	(13.41)	to	(13.00)
	2021	168,938	18.37	to	19.40	3,249,709	8.45	1.18	to	1.65	6.11	to	6.61
	2020	159,409	17.31	to	18.20	2,878,160	0.02	1.18	to	1.65	3.65	to	4.14

MML Income & Growth Sub-Account
	2024	633,379	29.82	to	29.94	22,092,382	2.10	1.18	to	1.65	13.01	to	13.54
	2023	708,149	26.26	to	26.49	21,894,129	2.08	1.18	to	1.65	7.41	to	7.92
	2022	775,986	24.33	to	24.66	22,315,525	1.42	1.18	to	1.65	(1.94)	to	(1.48)
	2021	888,985	24.70	to	25.15	25,929,813	1.77	1.18	to	1.65	24.21	to	24.79
	2020	961,999	19.79	to	20.25	22,487,171	2.03	1.18	to	1.65	1.34	to	1.82
F-43

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

		At December 31,					For the Years Ended December 31,
							Investment
			Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
		Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)

MML Inflation-Protected and Income Sub-Account
	2024	443,948	$14.13	to	$15.64	$6,824,855	4.40%	1.18%	to	1.65%	1.03%	to	1.51%
	2023	499,499	13.99	to	15.41	7,561,824	4.53	1.18	to	1.65	3.71	to	4.20
	2022	561,291	13.49	to	14.79	8,162,602	2.58	1.18	to	1.65	(14.76)	to	(14.36)
	2021	628,399	15.82	to	17.27	10,680,787	1.07	1.18	to	1.65	4.66	to	5.15
	2020	648,751	15.12	to	16.43	10,495,142	0.11	1.18	to	1.65	9.30	to	9.81

MML International Equity Sub-Account
	2024	21,806	-	-	12.09	263,633	1.39	-	-	1.18	-	-	(0.53)
	2023	23,068	-	-	12.15	280,364	1.16	-	-	1.18	-	-	16.89
	2022	25,296	-	-	10.40	263,014	0.76	-	-	1.18	-	-	(16.34)
	2021	11,630	-	-	12.43	144,550	0.46	-	-	1.18	-	-	10.19
	2020	16,448	-	-	11.28	185,530	2.84	-	-	1.18	-	-	3.84

MML Large Cap Growth Sub-Account
	2024	513,952	38.62	to	45.07	22,607,118	-	1.18	to	1.65	31.89	to	32.51
	2023	566,864	29.14	to	34.17	18,877,879	-	1.18	to	1.65	49.24	to	49.94
	2022	589,822	19.44	to	22.90	13,154,262	-	1.18	to	1.65	(28.73)	to	(28.40)
	2021	635,022	27.15	to	32.13	19,818,248	0.05	1.18	to	1.65	16.48	to	17.03
	2020	706,850	23.20	to	27.58	18,956,578	0.33	1.18	to	1.65	29.62	to	30.23

MML Managed Bond Sub-Account (Initial Class)
	2024	778,985	18.64	to	19.81	15,619,927	4.55	1.18	to	1.65	2.17	to	2.66
	2023	851,054	18.25	to	19.30	16,634,605	3.96	1.18	to	1.65	4.96	to	5.45
	2022	953,932	17.39	to	18.30	17,681,015	3.04	1.18	to	1.65	(16.40)	to	(16.00)
	2021	1,091,572	20.80	to	21.79	24,101,131	3.17	1.18	to	1.65	(0.84)	to	(0.37)
	2020	1,143,702	20.97	to	21.87	25,360,257	0.09	1.18	to	1.65	5.95	to	6.45

MML Managed Bond Sub-Account (Service Class)
	2024	111,036	-	-	12.69	1,409,071	4.30	-	-	1.40	-	-	2.17
	2023	144,210	-	-	12.42	1,791,132	3.64	-	-	1.40	-	-	4.96
	2022	165,674	-	-	11.83	1,960,510	2.75	-	-	1.40	-	-	(16.40)
	2021	181,555	-	-	14.15	2,569,838	2.90	-	-	1.40	-	-	(0.84)
	2020	186,906	-	-	14.27	2,667,908	0.10	-	-	1.40	-	-	5.95

MML Managed Volatility Sub-Account
	2024	352,254	18.70	to	20.71	7,178,513	0.59	1.18	to	1.65	12.96	to	13.50
	2023	416,761	16.55	to	18.25	7,486,829	0.57	1.18	to	1.65	11.03	to	11.55
	2022	464,736	14.91	to	16.36	7,489,945	0.48	1.18	to	1.65	(13.48)	to	(13.08)
	2021	530,888	17.23	to	18.82	9,849,304	0.97	1.18	to	1.65	9.72	to	10.23
	2020	576,247	15.70	to	17.07	9,706,307	1.37	1.18	to	1.65	4.93	to	5.43

MML Mid Cap Growth Sub-Account
	2024	746,185	68.28	to	80.54	65,512,268	-	1.18	to	1.65	9.33	to	9.85
	2023	840,165	62.16	to	73.66	67,421,207	-	1.18	to	1.65	20.64	to	21.21
	2022	934,023	51.28	to	61.06	62,311,170	-	1.18	to	1.65	(26.34)	to	(25.99)
	2021	1,029,932	69.29	to	82.89	93,047,597	-	1.18	to	1.65	11.36	to	11.88
	2020	1,167,041	61.93	to	74.43	94,982,698	0.08	1.18	to	1.65	23.51	to	24.10

MML Mid Cap Value Sub-Account
	2024	579,090	61.02	to	68.47	37,674,578	1.79	1.18	to	1.65	6.74	to	7.25
	2023	652,338	57.17	to	63.84	39,590,699	2.59	1.18	to	1.65	4.24	to	4.73
	2022	709,587	54.84	to	60.96	41,134,086	2.07	1.18	to	1.65	(2.94)	to	(2.49)
	2021	807,953	56.50	to	62.51	48,086,111	1.43	1.18	to	1.65	21.30	to	21.87
	2020	900,692	46.58	to	51.29	43,997,804	1.76	1.18	to	1.65	0.04	to	0.52
F-44

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

		At December 31,					For the Years Ended December 31,
							Investment
			Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
		Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)

MML Moderate Allocation Sub-Account
	2024	2,122,495	$20.76	to	$22.48	$47,482,887	2.13%	1.18%	to	1.65%	7.08%	to	7.58%
	2023	2,385,572	19.39	to	20.90	49,605,115	3.29	1.18	to	1.65	12.04	to	12.56
	2022	2,677,267	17.31	to	18.57	49,453,476	3.23	1.18	to	1.65	(16.36)	to	(15.97)
	2021	3,093,518	20.69	to	22.09	67,989,941	1.35	1.18	to	1.65	10.16	to	10.68
	2020	3,330,821	18.78	to	19.96	66,164,918	2.48	1.18	to	1.65	8.73	to	9.25

MML Short-Duration Bond Sub-Account
	2024	157,889	10.45	to	11.19	1,736,926	3.65	1.18	to	1.65	4.36	to	4.86
	2023	170,551	10.01	to	10.67	1,789,300	3.38	1.18	to	1.65	4.96	to	5.45
	2022	200,603	9.54	to	10.12	2,000,988	3.03	1.18	to	1.65	(9.50)	to	(9.07)
	2021	210,606	10.54	to	11.13	2,315,285	2.93	1.18	to	1.65	0.03	to	0.50
	2020	237,704	10.54	to	11.08	2,598,079	-	1.18	to	1.65	(0.32)	to	0.15

MML Small Cap Equity Sub-Account
	2024	336,203	52.50	to	53.27	18,970,064	-	1.18	to	1.65	11.08	to	11.61
	2023	381,082	47.26	to	47.73	19,304,195	1.29	1.18	to	1.65	15.89	to	16.43
	2022	403,547	40.78	to	41.00	17,608,014	0.70	1.18	to	1.65	(17.25)	to	(16.87)
	2021	445,746	49.29	to	49.31	23,414,026	0.43	1.18	to	1.65	20.74	to	21.31
	2020	499,342	40.65	to	40.82	21,643,745	0.54	1.18	to	1.65	18.72	to	19.28

MML Small Cap Growth Equity Sub-Account
	2024	226,413	39.23	to	52.25	11,093,110	0.05	1.18	to	1.65	8.48	to	8.99
	2023	260,479	36.00	to	48.17	11,772,938	-	1.18	to	1.65	14.94	to	15.47
	2022	288,359	31.17	to	41.91	11,374,590	-	1.18	to	1.65	(24.41)	to	(24.06)
	2021	305,158	41.05	to	55.45	15,889,593	-	1.18	to	1.65	5.55	to	6.05
	2020	350,919	38.71	to	52.53	17,106,476	-	1.18	to	1.65	33.41	to	34.03

MML Small Company Value Sub-Account
	2024	22,297	-	-	42.12	939,051	1.08	-	-	1.18	-	-	5.71
	2023	23,095	-	-	39.84	920,142	0.87	-	-	1.18	-	-	14.56
	2022	24,694	-	-	34.78	858,826	-	-	-	1.18	-	-	(16.05)
	2021	25,371	-	-	41.43	1,051,122	0.19	-	-	1.18	-	-	23.65
	2020	27,538	-	-	33.50	922,646	0.06	-	-	1.18	-	-	7.65

MML Small/Mid Cap Value Sub-Account
	2024	219,769	48.57	to	53.78	11,678,182	0.83	1.18	to	1.65	8.48	to	8.99
	2023	240,436	44.78	to	49.34	11,723,973	1.08	1.18	to	1.65	15.21	to	15.75
	2022	252,726	38.86	to	42.63	10,647,366	1.25	1.18	to	1.65	(17.07)	to	(16.68)
	2021	280,417	46.86	to	51.16	14,187,869	1.01	1.18	to	1.65	33.72	to	34.35
	2020	324,824	35.05	to	38.08	12,237,542	1.07	1.18	to	1.65	2.94	to	3.42

MML Strategic Emerging Markets Sub-Account
	2024	67,325	-	-	13.19	888,198	0.45	-	-	1.18	-	-	(2.81)
	2023	65,049	-	-	13.57	882,983	-	-	-	1.18	-	-	9.10
	2022	71,106	-	-	12.44	884,656	2.90	-	-	1.18	-	-	(27.69)
	2021	68,851	-	-	17.21	1,184,646	-	-	-	1.18	-	-	(9.43)
	2020	69,895	-	-	19.00	1,327,782	0.20	-	-	1.18	-	-	15.88

MML Sustainable Equity Sub-Account
	2024	570,501	51.03	to	56.50	31,632,310	1.00	1.18	to	1.65	17.97	to	18.52
	2023	643,411	43.25	to	47.67	30,117,101	0.95	1.18	to	1.65	22.47	to	23.05
	2022	711,380	35.32	to	38.74	27,085,974	0.94	1.18	to	1.65	(18.37)	to	(17.99)
	2021	783,098	43.26	to	47.23	36,368,901	0.83	1.18	to	1.65	25.07	to	25.65
	2020	884,997	34.59	to	37.59	32,745,308	0.91	1.18	to	1.65	12.64	to	13.17
F-45

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

		At December 31,					For the Years Ended December 31,
							Investment
			Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
		Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)

MML Total Return Bond Sub-Account
	2024	206,526	$9.54	to	$10.12	$2,072,402	3.67%	1.18	to	1.65%	(1.39)%	to	(0.92)%
	2023	204,427	9.67	to	10.22	2,068,787	2.18	1.18	to	1.65	3.48	to	3.97
	2022	207,352	9.35	to	9.83	2,020,159	1.31	1.18	to	1.65	(16.29)	to	(15.90)
	2021	260,106	11.17	to	11.69	3,017,232	1.63	1.18	to	1.65	(3.12)	to	(2.66)
	2020	275,526	11.53	to	12.01	3,285,366	3.07	1.18	to	1.65	6.82	to	7.32

MML U.S. Government Money Market Sub-Account
	2024	1,882,359	8.88	to	9.62	17,852,197	4.69	1.18	to	1.65	3.08	to	3.57
	2023	2,058,934	8.61	to	9.28	18,851,417	4.52	1.18	to	1.65	2.93	to	3.41
	2022	2,276,959	8.37	to	8.98	20,166,799	1.22	1.18	to	1.65	(0.44)	to	0.03
	2021	2,266,614	8.41	to	8.98	20,069,406	-	1.18	to	1.65	(1.64)	to	(1.17)
	2020	2,493,870	8.55	to	9.08	22,351,977	0.23	1.18	to	1.65	(1.41)	to	(0.95)

PIMCO CommodityRealReturn® Strategy Sub-Account
	2024	150,039	6.68	to	7.29	1,080,992	2.02	1.18	to	1.65	2.26	to	2.74
	2023	162,643	6.53	to	7.10	1,139,436	18.47	1.18	to	1.65	(9.44)	to	(9.01)
	2022	278,210	7.21	to	7.80	2,133,154	22.65	1.18	to	1.65	6.89	to	7.39
	2021	230,012	6.75	to	7.26	1,651,829	4.17	1.18	to	1.65	30.93	to	31.55
	2020	216,880	5.15	to	5.52	1,186,511	6.34	1.18	to	1.65	(0.43)	to	0.04

VY® CBRE Global Real Estate Sub-Account
	2024	76,886	15.73	to	17.17	1,293,556	2.85	1.18	to	1.65	(1.53)	to	(1.06)
	2023	91,400	15.97	to	17.36	1,556,650	1.80	1.18	to	1.65	10.50	to	11.02
	2022	105,824	14.46	to	15.64	1,624,111	2.91	1.18	to	1.65	(26.35)	to	(26.00)
	2021	123,852	19.63	to	21.13	2,570,023	2.59	1.18	to	1.65	31.95	to	32.57
	2020	123,598	14.88	to	15.94	1,938,260	5.75	1.18	to	1.65	(6.60)	to	(6.15)

	[1]The investment income ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owners accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

	[2]The expense ratios represent the annualized contract expense of the sub-accounts of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owners accounts through the redemption of units and expenses of the underlying fund have been excluded.

	[3]The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns and unit values are not within the ranges presented.

	[4]After the close of business on April 26, 2024, Invesco V.I. Equity and Income Fund (Series I) acquired all the net assets of Invesco V.I. Conservative Balanced Fund (Series I) pursuant to a plan of reorganization approved by the Board of Trustees of the Invesco Funds on September 20, 2023 and by the shareholders of the Invesco V.I. Conservative Balanced Fund (Series I) on January 18, 2024. Shares of Invesco V.I. Conservative Balanced Fund (Series I) were exchanged for the like class of shares of Invesco V.I. Equity and Income Fund (Series I), based on the relative net asset value of the two funds which resulted in Invesco V.I. Conservative Balanced Fund (Series I) receiving 0.89134224 shares of Invesco V.I. Equity and Income Fund (Series I) in exchange of 1 share of Invesco V.I. Conservative Balanced Fund (Series I). As a result of the underlying fund merger, the sub-account name changed from Invesco V.I. Conservative Balanced Fund (Series I) to Invesco V.I. Equity Fund and Income Fund (Series I). Financial Highlights for the years 2020-2023 correspond to the Invesco V.I. Conservative Balanced Sub-Account (Series I).

[5]For the period January 1, 2022 to November 4, 2022. Effective November 4, 2022 this Sub-Account liquidated and any contract value in the Sub-Account after the close of the New York Stock Exchange on November 4, 2022 was automatically transferred to the MML U.S. Government Money Market Sub-Account.

F-46

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

[6]After the close of business on April 29, 2022, Invesco V.I. Core Plus Bond Fund acquired all the net assets of Invesco V.I. Core Bond Fund pursuant to a plan of reorganization approved by the Board of Trustees of the Invesco V.I. Core Plus Bond Fund on December 1, 2021 and by the shareholders of the Invesco V.I. Core Bond Fund on March 31, 2022. The acquisition was accomplished by a tax-free exchange as of the close of business on April 29, 2022. Shares of Invesco V.I. Core Bond Fund were exchanged for the like class of shares of Invesco V.I. Core Plus Bond Fund, based on the relative net asset value of the two funds which resulted in Invesco V.I. Core Bond Fund receiving 1.15816327 shares of Invesco V.I. Core Plus Bond in exchange of 1 share of Invesco V.I Core Bond. As a result of the underlying fund merger, the sub-account name changed from Invesco V.I. Core Bond Fund to Invesco V.I. Core Plus Bond Fund. Financial Highlights for the years 2020-2021 correspond to the Invesco V.I. Core Bond Sub-Account.

B.	The Separate Account reflects charges associated with the contract. These charges are either assessed in the daily pricing of unit values or through a redemption of units from contracts contained within the Separate Account.

	Mortality and Expense Risk Charge[1]	This charge is equal, on an annual basis, to 1.03% - 1.35% of the daily value of the assets invested in each fund.
This charge is assessed through daily pricing of unit values.

	Administrative Charge[2]	This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund.
This charge is assessed through daily pricing of unit values.

	Annual Contract Maintenance Charge[3]	$0 - $40 per contract, annually.
This charge is assessed through the redemption of units.

	Contingent Deferred Sales Charge	0.00% - 8.00%
This charge is assessed through the redemption of units.

Death Benefit Options
Charges for these options are annualized and are assessed through a redemption of units.
	A. Reset Death Benefit[4,5]	0.00% - 0.20%
	B. Ratchet Death Benefit[6]	0.00% - 0.70%

[1]	For MassMutual Artistry the charges are 1.03% but right reserved to increase to 1.25%.

[2]	Right reserved to increase to 0.25%.

[3]	Right reserved to increase to $60.

[4]	For Panorama Passage the charge for the Reset Death Benefit is 0.10% on an annual basis of the daily value of the contract value allocated to the funds and the fixed accounts, unless the charge exceeds the maximum charge, in which case, the charge is the maximum charge. The maximum charge is 0.20% on an annual basis of the daily value of the contract value allocated to the funds.

[5]	Right reserved to increase to 0.20%.

[6]	The Ratchet Death Benefit is 0.25% for Panorama Passage and 0.15% for Panorama Premier on an annual basis of the daily value of the contract value allocated to the funds and the fixed accounts, unless that charge exceeds the maximum, in this case the charge is the maximum charge. Right reserved to increase charge to 0.35% if you were age 60 or less when the contract was issued, 0.50% if you were age 61 through age 70 when the contract was issued, and 0.70% if you were age 71 or older when the contract was issued, of the contract value allocated to the funds.

Certain contracts may offer credits which will result in the purchase of units.

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 6, 2025, the date the financial statements were issued, and no subsequent events occurred requiring accrual or disclosure.

F-47

C.M. LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2024 and 2023 and

for the years ended December 31, 2024, 2023 and 2022

KPMG LLP

One Financial Plaza
755 Main Street

Hartford, CT 06103

Independent Auditors’ Report

Audit Committee of the Board of Directors

C.M. Life Insurance Company:

Opinions

We have audited the financial statements of C.M. Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2024 and 2023, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the three-year period ended December 31, 2024, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for the three-year period ended December 31, 2024, in accordance with accounting practices prescribed or permitted by the State of Connecticut Insurance Department described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for the three-year period ended December 31, 2024.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the State of Connecticut Insurance Department.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Hartford, Connecticut

March 3, 2025

3

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,	December 31,
	2024	2023
	($ In Millions, except for par value)
Assets:
Bonds	$2,647	$2,617
Preferred stocks	11	5
Common stocks – subsidiaries and affiliates	227	239
Common stocks – unaffiliated	11	7
Mortgage loans	669	803
Policy loans	151	144
Partnerships and limited liability companies	161	147
Derivatives	669	562
Cash, cash equivalents and short-term investments	203	740
Other invested assets	256	225
Total invested assets	5,005	5,489
Investment income due and accrued	84	84
Federal income taxes	27	37
Net deferred income taxes	22	24
Other than invested assets	194	179
Total assets excluding separate accounts	5,332	5,813
Separate account assets	1,862	1,732
Total assets	$7,194	$7,545

Liabilities and Surplus:
Policyholders' reserves	$2,822	$3,179
Liabilities for deposit-type contracts	49	56
Contract claims and other benefits	3	10
Transfers due from separate accounts	(3)	(1)
Payable to parent	24	17
General expenses due or accrued	4	—
Asset valuation reserve	81	76
Collateral	70	87
Derivatives	351	279
Other liabilities	230	205
Total liabilities excluding separate accounts	3,631	3,908
Separate account liabilities	1,862	1,732
Total liabilities	5,493	5,640
Capital and surplus:
Common stock, $200 par value 50,000 shares authorized 12,501 shares issued and outstanding	3	3
Paid-in and contributed surplus	500	450
Surplus	1,198	1,452
Total capital and surplus	1,701	1,905
Total liabilities and capital and surplus	$7,194	$7,545

See accompanying notes to statutory financial statements

4

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
Revenue:
Premium income	$93	$127	$224
Net investment income	170	211	268
Fees and other income	63	77	99
Total revenue	326	415	591
Benefits, expenses and other deductions:
Policyholders' benefits	722	914	641
Change in policyholders' reserves	(503)	(634)	(276)
General insurance expenses	67	42	60
Commissions	15	21	37
State taxes, licenses and fees	9	7	9
Other deductions	4	1	(23)
Total benefits, expenses and other deductions	314	351	448
Net gain from operations before federal income taxes	12	64	143
Federal income tax expense	8	8	19
Net gain from operations	4	56	124
Net realized capital (losses) gains	(6)	(15)	16
Net (loss) income	$(2)	$41	$140

See accompanying notes to statutory financial statements

5

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGE IN CAPITAL AND SURPLUS

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
Capital and surplus, beginning of year	$1,905	$1,780	$1,634
Net (decrease) increase due to:
Net (loss) income	(2)	41	140
Change in net unrealized capital gains (losses), net of tax	26	(6)	169
Change in net unrealized foreign exchange capital (losses) gains, net of tax	(22)	27	(49)
Change in other net deferred income taxes	21	14	35
Change in nonadmitted assets	(8)	38	(41)
Change in asset valuation reserve	(5)	17	12
Change in reserve valuation basis	(5)	—	—
Prior period adjustments	(23)	(5)	—
Dividends paid	(190)	—	(163)
Contributions received	—	—	50
Other	4	(1)	(7)
Net (decrease) increase	(204)	125	146
Capital and surplus, end of year	$1,701	$1,905	$1,780

See accompanying notes to statutory financial statements

6

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
Cash from operations:
Premium and other income collected	$155	$198	$317
Net investment income	191	220	247
Benefit payments	(742)	(919)	(625)
Net transfers from separate accounts	140	100	106
Commissions and other expenses	(89)	(58)	(99)
Federal and foreign income taxes (paid) recovered	9	(5)	(39)
Net cash used in operations	(336)	(464)	(93)
Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	684	1,327	727
Preferred and common stocks – unaffiliated	3	—	4
Common stocks – affiliated	—	19	—
Mortgage loans	120	173	161
Partnerships and limited liability companies	23	31	41
Derivatives	(37)	(13)	(168)
Other	(7)	109	(46)
Total investment proceeds	786	1,646	719
Cost of investments acquired:
Bonds	(762)	(231)	(528)
Preferred and common stocks – unaffiliated	(6)	—	(1)
Common stocks – affiliated	—	—	(1)
Mortgage loans	(1)	(61)	(37)
Partnerships and limited liability companies	(26)	(17)	(32)
Derivatives	(12)	—	(12)
Other	(22)	—	—
Total investments acquired	(829)	(309)	(611)
Net (increase) decrease in policy loans	(6)	1	—
Net cash (used in) from in investing activities	(49)	1,338	108
Cash from financing and miscellaneous sources:
Net withdrawals on deposit-type contracts	(8)	(14)	(6)
Change in collateral	31	(162)	37
Dividend paid	(190)	—	(163)
Contribution received	—	—	50
Other cash provided (used)	15	(15)	(22)
Net cash (used in) from financing and miscellaneous sources	(152)	(191)	(104)
Net change in cash, cash equivalents and short-term investments	(537)	683	(89)
Cash, cash equivalents and short-term investments:
Beginning of year	740	57	146
End of year	$203	$740	$57

See accompanying notes to statutory financial statements

7

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

These statutory financial statements include C.M. Life Insurance Company (the Company), a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). The Company is domiciled in the State of Connecticut. It provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual is a mutual life insurance company domiciled in the Commonwealth of Massachusetts. MassMutual and its subsidiaries provide individual and group life insurance, disability income insurance (DI), individual and group annuities and guaranteed interest contracts (GIC) to individual and institutional customers in all 50 states of the United States of America (U.S.), the District of Columbia and Puerto Rico. Products and services are offered primarily through the Company’s affiliated distribution channel, MassMutual Strategic Distributors (MMSD), Institutional Solutions (IS) and Worksite distribution channels.

The affiliated distribution channel is a sales force of financial professionals that operate in the U.S. The affiliated distribution channel sells life insurance, annuities, hybrid life and long term care insurance (LTC) and DI. The Company’s MMSD channel sells life insurance, DI, annuity, and hybrid life and LTC solutions through a network of third-party distribution partners. The Company’s IS distribution channel places group annuities, life insurance and GIC primarily through retirement advisory firms, actuarial consulting firms, investment banks, insurance benefit advisors and investment management companies. The Company’s Worksite channel works with advisors and employers across the country to provide American workers with voluntary and executive benefits such as group whole life insurance, group critical illness insurance, group accident insurance and DI, through the workplace.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (the Department).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP). The more significant differences between statutory accounting practices and U.S. GAAP are as follows:

Invested assets

•	Bonds are generally carried at amortized cost, whereas U.S. GAAP reports bonds at fair value for bonds available for sale and trading or at amortized cost for bonds held to maturity
•	Changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas U.S. GAAP generally reports these changes in revenue unless deemed an effective hedge
•	Interest rate and credit default swaps associated with replicated synthetic investment transactions are carried at amortized cost, whereas U.S. GAAP would carry them at fair value
•	Embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the host contract or security and account for them separately at fair value
•	Income recognition on partnerships and limited liability companies, which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP is without limitation
•	Certain majority-owned subsidiaries and variable interest entities are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities

8

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

•	Financial assets including mortgage and other commercial loans, equipment loans, held-to-maturity debt securities, and trade, lease, reinsurance and other receivables are accounted for using the other-than-temporary impairments(s) (OTTI) model described in Note 2z, whereas U.S. GAAP would use the current expected credit loss impairment model for these financial assets carried at amortized cost.

Policyholders’ liabilities

•	Statutory policy reserves are generally based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issuance, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates, at time of issuance, of future mortality, morbidity, persistency and interest
•	Liabilities for policyholders’ reserves, unearned premium, and unpaid claims are presented net of reinsurance ceded, whereas U.S. GAAP would present the liabilities on a direct basis and report an asset for the amounts recoverable or due from reinsurers
•	Payments received for universal and variable life insurance products, certain variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances

General insurance expenses and commissions

•	Certain acquisition costs, such as commissions and other variable costs, directly related to successfully acquiring new business are charged to current operations as incurred, whereas U.S. GAAP generally would capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period

Net realized capital (losses) gains

•	After-tax realized capital (losses) gains that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue

Capital and surplus

•	Changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income without limitation
•	Assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, net of any valuation allowances
•	An asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of real estate, partnerships and limited liability companies and certain common stocks as well as credit-related changes in the value of bonds, mortgage loans and certain derivatives, whereas U.S. GAAP does not record this reserve
•	Changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Surplus, whereas U.S. GAAP follows the current expected credit losses model
•	Statutory Statements of Changes in Surplus includes net income, change in net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in other net deferred income taxes, change in nonadmitted assets, change in AVR, prior period adjustments and change in minimum pension liability, whereas U.S. GAAP presents net income as retained earnings and net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in minimum pension liability as other comprehensive income

9

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

•	The change in the fair value for unaffiliated common stock is recorded in surplus, whereas the change in the fair value for ownership interests in an entity not accounted for under the equity method or consolidated are recorded in revenue for U.S. GAAP

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of these statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates and assumptions include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment, the value of the investment in MassMutual Holding LLC (MMHLLC), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTA), the liability for taxes and the liability for litigation or other contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in these statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

b.	Corrections of errors and reclassifications

For the years ended December 31, 2024 and 2023 corrections of prior years’ errors were recorded in surplus, net of tax:

	Years Ended December 31, 2024 and 2023
	Increase (Decrease) to:
	Prior Years' Net Income		Current Year Surplus		Asset or Liability Balances
	2024	2023	2024	2023	2024	2023
	(In Millions)
Investment income due and accrued	$(5)	$(2)	$(5)	$(2)	(5)	(2)
Other liabilities	—	—	(9)	—	9	—
Cash, cash equivalents and short-term investments	(18)	—	(18)	—	(18)	—
Policyholders' reserves	—	(3)	—	(3)	—	3
Total	$(23)	$(5)	$(32)	$(5)

c.	Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other investments. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For loan-backed and structured securities, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies.

Fixed income securities with the highest ratings from a rating agency follow the retrospective method of accounting.

10

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2z. "Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

d.	Preferred stocks

Preferred stocks in good standing, those that are rated Categories 1 through 3 by the Securities Valuation Office (SVO) of the NAIC, are generally valued at amortized cost. Preferred stocks not in good standing, those that are rated Categories 4 through 6 by the SVO, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, values provided by third-party organizations are used. If values provided by third-party organizations are unavailable, fair value is estimated using internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2z. "Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

e.	Common stocks - subsidiaries and affiliates

The Company accounts for the value of its subsidiary and affiliate, primarily, MML Bay State Life Insurance Company (MML Bay State), a wholly owned stock life insurance subsidiary, at their underlying statutory net equity. MML Bay State’s operating results, less dividends declared, are reflected as net unrealized capital gains in the Statutory Statements of Changes in Capital and Surplus. Dividends are recorded in net investment income when declared. The cost basis of common stock – subsidiary and affiliate is adjusted for impairments deemed to be other than temporary consistent with common stocks - unaffiliated.

f.	Common stocks - unaffiliated

Unaffiliated common stocks are carried at fair value, which is based on quoted market prices when available. If quoted market prices are not available, values provided by third-party organizations are used. If values from third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2z. "Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

11

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances. Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for (a) impaired loans more than 60 days past due, (b) delinquent loans more than 90 days past due, or (c) loans that have interest that is not expected to be collected. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2z. "Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

h.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy and amounts ceded to reinsurers.

i.	Partnerships and limited liability companies

Partnerships and limited liability companies, except for partnerships that generate and realize low-income housing tax credits (LIHTCs), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

Refer to Note 2z. "Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

j.	Derivatives

Interest rate swaps and credit default swaps associated with replicated assets are valued at amortized cost and all other derivative types are carried at fair value, which is based primarily upon quotations obtained from counterparties and independent sources. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based on an internal valuation process using market observable inputs that other market participants would use. Changes in the fair value of these instruments other than interest rate swaps and credit default swaps associated with replicated synthetic investments are recorded as unrealized capital gains (losses) in surplus. Gains and losses realized on settlement, termination, closing or assignment of contracts are recorded in net realized capital (losses) gains. Amounts receivable and payable are accrued as net investment income.

12

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

k.	Cash, cash equivalents and short-term investments

Cash and cash equivalents, which are carried at amortized cost, consist of all highly liquid investments purchased with original maturities of three months or less.

Short-term investments, which are carried at amortized cost, consist of short-term bonds and all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

l.	Investment income due and accrued

Accrued investment income consists primarily of interest, which is recognized on an accrual basis.

m.	Other than invested assets

Other than invested assets primarily includes deferred and uncollected life insurance premium, reinsurance recoverable, and other receivables.

n.	Separate accounts

Separate accounts and sub-accounts are segregated funds administered and invested by the Company, the performance of which primarily benefits the policyholders/contract holders with an interest in the separate accounts. Group and individual variable annuity, variable life and other insurance policyholders/contract holders select from among the separate accounts and sub-accounts made available by the Company. The separate accounts and sub-accounts are offered as investment options under certain insurance contracts or policies. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Except for the Company’s seed money, supplemental accounts and certain guaranteed separate accounts issued in Minnesota, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

The Company has only separate accounts classified as nonguaranteed for which the policyholder/contract holder assumes the investment risk.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in the change in policyholders’ reserves. Investment income, realized capital gains (losses) and unrealized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to policyholders/contract holders and are not recorded in the Statutory Statements of Operations.

o.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include the amount of deferred tax assets (DTA) (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end, certain investments in partnerships and limited liability companies for which qualifying audits are not performed, advances and prepayments, investment income due and accrued, and certain other receivables. Assets that are designated as nonadmitted are excluded from the Statutory Statements of Financial Position through a change in nonadmitted assets on the Statutory Statements of Changes in Surplus.

p.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk or to assume business.

13

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Premium income, policyholders’ benefits (including unpaid claims) and policyholders’ reserves are reported net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance (Modco) reserve adjustments on reinsurance ceded are recorded as revenue.

q.	Policyholders' reserves

Policyholders’ reserves are developed by actuarial methods that will provide for the present value of estimated future obligations in excess of estimated future premium on policies in force and are determined based on either statutory prescribed mortality/morbidity tables using specified interest rates and valuation methods, or principles-based reserving under Valuation Manual-20, which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDB and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves in the Statutory Statements of Operations.

The fixed index annuity product offers guaranteed lifetime withdrawal benefit (GLWB). A GLWB provides the annuity contract holder with a guarantee that a minimum amount will be available for withdrawal annually for life regardless of the contract value.

Certain individual variable annuity and fixed annuity products offer GMDB. The liability for GMDB is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves in the Statutory Statement of Operations.

Tabular interest, tabular reserves, reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, whole life and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a single premium immediate annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals follow statutory accounting requirements and are sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

r.	Liabilities for deposit-type contracts

Liabilities for investment-type contracts such as supplementary contracts not involving life contingencies are based on account value or accepted actuarial methods using applicable interest rates.

s.	Transfers due from separate accounts

Transfers due from separate accounts represent a net receivable from the Company’s separate accounts.

14

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

t.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense (benefit) is reported in the Statutory Statements of Operations as federal income tax expense (benefit) if resulting from operations and within net realized capital (losses) gains if resulting from invested asset transactions. Changes in the balances of net deferred taxes, which provide for book-to-tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of book-to-tax temporary differences, such as reserves and policy acquisition costs, and of book-to-tax permanent differences, such as tax-exempt interest and tax credits, may result in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

u.	Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize surplus against fluctuations in the carrying value of common stocks, real estate, partnerships and limited liability companies as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives. The AVR is reported as a liability within the Statutory Statements of Financial Position and the change in AVR, net of tax, is reported within the Statutory Statements of Changes in Surplus.

v.	Repurchase agreements

Repurchase agreements are contracts under which the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are carried at cost and accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability while the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

The carrying value reported in the Statutory Statements of Financial Position for repurchase agreements approximates the fair value.

w.	Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in interest rates for all types of fixed-income investments and interest-related derivatives, are deferred into the IMR and amortized into net investment income using the grouped amortization method. In the grouped amortization method, assets are grouped based on years of maturity. IMR is reduced by the amount ceded to reinsurers when entering into in force coinsurance ceding agreements. The IMR is included in other liabilities or, if negative, is included as net negative (Disallowed) IMR for any admitted portion in other than invested assets.

x.	Other liabilities

Other liabilities primarily consist of the derivative interest expense liability, remittances and items not allocated, other miscellaneous liabilities, and accrued separate account transfers.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

y.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

z.	Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)

Net realized capital (losses) gains, net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Net realized capital (losses) gains, including OTTI, are recognized in net income and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of bonds. OTTI is evaluated in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established.

Bonds – corporate

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date.

The Company analyzes investments whose fair value is below the cost for impairment. Generally, if the investment experiences significant credit or interest rate related deterioration, the cost of the investment is not recoverable, or the Company intends to sell the investment before anticipated recovery, an OTTI is recognized as realized investment loss.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Bonds - loan-backed and structured securities

For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority.

ABS and MBS are evaluated for OTTI using scenarios and assumptions based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Cash flow estimates are based on these assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the underlying collateral values.

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using multiple scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDO. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these multiple scenarios are assigned an expectation weight according to current market and economic conditions and fed into a final scenario. OTTI is recorded if this final scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the final scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all of the scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Mortgage loans are considered to be impaired when, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance is recorded on a loan-by-loan basis in net unrealized capital losses for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are also assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance is adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting estimated value of the collateral.

Partnerships and limited liability companies

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair values of limited partnership interests are generally based on the Company’s share of the net asset value (NAV) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

For determining impairments in partnerships that generate LIHTCs, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate for future benefits of ten or more years and compares the results to its current book value. Impairments are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment.

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of derivatives, excluding interest rate swaps and credit default index swaps associated with replicated assets; currency translation adjustments on foreign-denominated bonds; changes in the fair value of unaffiliated common stocks; changes in the fair value of bonds and preferred stocks that are carried at fair value; and changes in the inflation adjustments on U.S Treasury inflation-indexed securities. Changes in the Company’s equity investments in partnerships and limited liability companies, including the earnings as reported on the financial statements, earnings recorded as accumulated undistributed earnings, foreign exchange asset valuation and mark-to-market on operating assets, and certain subsidiaries and affiliates are also reported as changes in unrealized capital gains (losses). Unrealized capital gains (losses) are recorded as a change in net unrealized capital gains (losses), net of tax, within the Statutory Statements of Changes in Surplus.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

3.	New accounting standards

Adoption of new accounting standards

In August 2023, the NAIC adopted INT 23-01T — Disallowed IMR (“INT 23-01T”). INT 23-01T provides optional, limited-term guidance for the assessment of disallowed IMR for up to 10% of adjusted general account capital and surplus. An insurer’s capital and surplus must first be adjusted to exclude certain “soft assets” including net positive goodwill, electronic data processing equipment and operating system software, net deferred tax assets and admitted disallowed IMR. An insurer will only be able to admit the negative IMR if the insurer's risk-based capital is over 300% authorized control level after adjusting to remove the assets described above.

As adopted, negative IMR may be admitted first in the insurer’s general account and then, if all disallowed IMR in the general account is admitted and the percentage limit is not reached, to the separate account proportionately between insulated and noninsulated accounts. If the insurer can demonstrate historical practice in which acquired gains from derivatives were also reversed to IMR (as liabilities) and amortized, there is no exclusion for derivatives losses. INT 23-01T was adopted by the Company as of September 30, 2023 and will be effective through December 31, 2025. To the extent the Company’s IMR balance is a net negative, the effects of INT 23-01T will be reflected in the Company’s financial position, results of operations, and financial statement disclosures. The Company has adopted this guidance and the adoption resulted in an admitted disallowed IMR of $150 million for C.M. Life.

In March 2023, the NAIC adopted modifications to SSAP No. 34 – Investment Income Due and Accrued, effective December 31, 2023. The modifications require additional disclosures and data capture related to gross, non-admitted and admitted amounts for interest income due and accrued, deferred interest, and paid-in-kind (PIK) interest. In August 2023, the NAIC adopted revisions to further clarify the PIK interest disclosure in SSAP No. 34, effective December 31, 2023. The revisions clarify that decreasing amounts to principal balances are first applied to any PIK interest included in the principal balance. The original principal would not be reduced until the PIK interest had been fully eliminated from the balance. The revisions also provide a practical expedient for determining the PIK interest in the cumulative balance by subtracting the original principal/ par value from the current principal/ par value, with the resulting PIK interest not to go less than zero. The modifications did not have a material effect on the Company’s financial statements.

In December 2023, the NAIC adopted revisions, effective January 1, 2024, to avoid allocating realized gains or losses from bond sales to the IMR when sold before a rating downgrade. Revisions were also made to avoid allocating realized gains or losses from mortgage loan sales when there is a credit loss allowance, where payments are not 90 days past due. Revisions were also made to update guidance on changes in credit ratings used to allocate credit or interest rate related gains or losses, requiring identification of realized losses from acute credit events to be allocated to AVR. The modifications did not have a material effect on the Company’s financial statements.

In March 2024, the NAIC adopted revisions to the requirements of audit and admissibility in SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities, effective March 16, 2024, to better align with the guidance on the look-through methodology. The revisions allow for admitting audited investments in entities owned by unaudited downstream noninsurance holding company SCA entity. The modifications did not have a material effect on the Company’s financial statements.

Future adoption of new accounting standards

In August 2023, the NAIC adopted revisions to clarify and incorporate a new bond definition within disclosures SSAP No. 26 – Bonds, SSAP No. 43 – Asset-Backed Securities, and other related SSAPs, which will become effective January 1, 2025. The revisions were issued in connection with its principle-based bond definition project, “the Bond Project”.

The Bond Project began in October 2020 through the development of a principle-based bond definition to be used for all securities in determining whether they qualify for reporting on the statutory annual statement Schedule D. Within the new bond definition, bonds are classified as an “issuer credit obligation” or an “asset-backed security.”

19

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

An “issuer credit obligation” is defined as a bond where repayment is supported by the general creditworthiness of an operating entity, and an “asset-backed security” is defined as a bond issued by an entity created for the primary purpose of raising capital through debt backed by financial assets. The revisions to SSAP No. 26 reflect the principle-based bond definition, and SSAP No. 43 provides accounting and reporting guidance for investments that qualify as asset-backed securities under the new bond definition. Upon adoption, investments that do not qualify as bonds will not be permitted to be reported as bonds on Schedule D, Part 1 thereafter as there will be no grandfathering for existing investments that do not qualify under the revised SSAPs. The Company is currently assessing the impacts of the adopted SSAP No. 26, SSAP No. 43 and other related SSAPs in relation to the financial statements.

In March 2024, the NAIC adopted revisions to SSAP No. 21 - Other Admitted Assets, effective January 1, 2025, clarifying that residuals follow the effective yield approach with a cap and providing an election for the cost recovery method. The modifications are not expected to have a material effect on the Company’s financial statements. The Company will elect the effective yield method using the allowable earned yield, capped by the amount of cash distributions received. The Company is assessing the potential impact on the Company’s financial statements.

Effective January 1, 2025, revisions will be made to short-term investments, which include excluding additional investment types from being reported as cash equivalents or short-term investments regardless of maturity date of the investment at the date of acquisition. Investments will be eliminated from being reported as cash equivalents or short-term investments unless they would qualify under SSAP No. 26 – Bonds as an issuer credit obligation. Such investments will then only qualify as a cash equivalent or short-term investment if they have a maturity date within 3-months (cash equivalents) or 12-months (short-term) from the date of acquisition or meet the specifics requirements for money market mutual funds or cash pooling arrangement. The Company is assessing the potential impact on the Company’s financial statements.

The NAIC adopted revisions to various SSAPs at the Spring 2024 National Meeting for investments in tax credits and acquired tax credits in response to the comments received, as well as updated annual statement reporting categories for tax credit investment risk-based capital. These revisions are in addition to the previous ones, which include broad criteria to scope in various tax credit programs, including solar programs and state specific programs. Proportional amortization will be the measurement approach as with existing low-income housing tax credits, which means recording amortization of the investment in the partnership through net investment income and use of the tax credits in the appropriate tax line. The adopted revisions will be effective on January 1, 2025. The Company is assessing the potential impact on the Company’s financial statements.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company's financial instruments:

	December 31, 2024
	Carrying Value	Fair Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$3	$3	$—	$3	$—
States, territories and possessions	7	7	—	7	—
Political subdivisions	13	13	—	13	—
Special revenue	52	53	—	53	—
Industrial and miscellaneous	2,262	2,029	31	921	1,077
Hybrid securities	6	6	—	6	—
Parent, subsidiaries and affiliates	304	288	—	33	255
Preferred stocks	11	11	6	—	5
Common stocks - subsidiaries and affiliates	7	7	—	—	7
Common stocks - unaffiliated	11	11	7	—	4
Mortgage loans - commercial	530	491	—	—	491
Mortgage loans - residential	139	128	—	—	128
Derivatives:
Interest rate swaps	560	264	—	264	—
Options	28	28	—	28	—
Currency swaps	76	76	—	76	—
Forward contracts	5	5	—	5	—
Cash, cash equivalents and short-term investments	203	203	11	192	—
Separate account assets	1,862	1,862	1,862	—	—
Financial liabilities:
Individual annuity contracts	2,034	2,073	—	—	2,073
Supplementary contracts	42	42	—	—	42
Derivatives:
Interest rate swaps	319	319	—	319	—
Options	15	15	—	15	—
Currency swaps	2	2	—	2	—
Forward contracts	1	1	—	1	—
Financial futures	14	14	14	—	—

Common stocks - subsidiaries and affiliates do not include unconsolidated subsidiaries, which had statutory carrying values of $220 million.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2023
	Carrying Value	Fair Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$3	$3	$—	$3	$—
States, territories and possessions	11	11	—	11	—
Political subdivisions	14	14	—	14	—
Special revenue	71	73	—	73	—
Industrial and miscellaneous	2,254	2,031	—	789	1,242
Parent, subsidiaries and affiliates	264	247	—	35	212
Preferred stocks	5	5	1	—	4
Common stocks - subsidiaries and affiliates	6	6	—	—	6
Common stocks - unaffiliated	7	7	4	—	3
Mortgage loans - commercial	642	601	—	—	601
Mortgage loans - residential	161	146	—	—	146
Derivatives:
Interest rate swaps	423	182	—	182	—
Options	28	28	—	28	—
Currency swaps	62	62	—	62	—
Forward contracts	1	1	—	1	—
Financial Futures	48	48	48	—	—
Cash, cash equivalents and short-term investments	740	740	35	705	—
Separate account assets	1,732	1,732	1,732	—	—
Financial liabilities:
Individual annuity contracts	2,373	2,306	—	—	2,306
Supplementary contracts	49	49	—	—	49
Derivatives:
Interest rate swaps	255	255	—	255	—
Options	16	16	—	16	—
Currency swaps	4	4	—	4	—
Forward contracts	4	4	—	4	—

Common stocks - subsidiaries and affiliates do not include unconsolidated subsidiaries, which had statutory carrying values of $233 million.

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance for fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

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Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as SOFR, cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

The fair value of group annuity contracts and other deposits is determined by multiplying the book value of the contract by an average market value adjustment factor. The market value adjustment factor is directly related to the difference between the book value of client liabilities and the present value of installment payments discounted at current market value yields. The market value yield is measured by the Barclay's Aggregate Bond Index, subject to certain adjustments, and the installment period is equivalent to the duration of the Company’s invested asset portfolio.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For contracts with longer durations, GICs and investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities receiving dividends are accumulated at the average minimum guaranteed rate and discounted at the risk-free rate. All others are valued using cash flow projections from the Company's asset/liability management analysis.

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The following presents the Company's fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2024
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$30	$1	$7	$38
Preferred stocks	—	—	5	5
Common stocks - subsidiaries and affiliates	—	—	7	7
Common stocks - unaffiliated	6	—	5	11
Derivatives:
Interest rate swaps	—	560	—	560
Options	—	28	—	28
Currency swaps	—	76	—	76
Forward contracts	—	5	—	5
Separate account assets	1,862	—	—	1,862
Total financial assets carried at fair value	$1,898	$670	$24	$2,592

Financial liabilities:
Interest rate swaps	$—	$319	$—	$319
Options	—	15	—	15
Currency swaps	—	2	—	2
Forward contracts	—	1	—	1
Financial futures	14	—	—	14
Total financial liabilities carried at fair value	$14	$337	$—	$351

The Company does not have any financial instruments that were carried at net asset value as a practical expedient.

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The following presents the Company's fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2023
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$—	$2	$4	$6
Preferred stocks	—	—	4	4
Common stocks - subsidiaries and affiliates	—	—	6	6
Common stocks - unaffiliated	4	—	3	7
Derivatives:
Interest rate swaps	—	421	—	421
Options	—	28	—	28
Currency swaps	—	62	—	62
Forward contracts	—	1	—	1
Financial Futures	48	—	—	48
Separate account assets	1,732	—	—	1,732
Total financial assets carried at fair value	$1,784	$514	$17	$2,315

Financial liabilities:
Interest rate swaps	$—	$255	$—	$255
Options	—	16	—	16
Currency swaps	—	4	—	4
Forward contracts	—	4	—	4
Total financial liabilities carried at fair value	$—	$279	$—	$279

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes and the level of market activity may result in a reclassification of certain financial assets or liabilities between fair value hierarchy classifications. Such reclassifications are reported as transfers between levels in the beginning fair value for the reporting period in which the changes occur.

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

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Separate account assets – These assets primarily include bonds (industrial and miscellaneous; U.S. government and agencies), and derivatives. Their fair values are determined as follows:

Bonds (Industrial and miscellaneous) – These securities are principally valued using the market or the income approaches. Level 2 valuations are based primarily on quoted prices in markets that are not active, broker quotes, matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads versus benchmark yields, new issuances, issuer ratings, duration, and trades of identical or comparable securities. Privately placed securities are valued using discounted cash flow models using standard market observable inputs and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issuances that incorporate the credit quality and industry sector of the issuer. This level also includes securities priced by independent pricing services that use observable inputs. Valuations based on matrix pricing or other similar techniques that utilize significant unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including adjustments for illiquidity, delta spread adjustments or spreads to reflect industry trends or specific credit-related issues are classified as Level 3. In addition, inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 are classified as Level 3.

Bonds (U.S. government and agencies) – These securities are principally valued using the market approach. Level 2 valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spreads versus the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

Derivative assets and liabilities – These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily on quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps (OIS) and SOFR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company's valuation techniques.

26

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the Company's Level 3 assets carried at fair value:

	Balance as of	Gains (Losses) in Net	Losses (Gains) in					Transfers			Balance as of
	01/01/24	Income	Surplus	Purchases	Issuances	Sales	Settlements	In	Out	Other	12/31/24
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$4	$(6)	$—	$—	$—	$—	$—	$—	$—	$9	$7
Preferred stocks	4	—	1	—	—	—	—	—	—	—	5
Common Stocks:
Subsidiaries and affiliates	6	—	—	—	1	—	—	—	—	—	7
Unaffiliated	3	(1)	2	1	1	—	(1)	—	—	—	5
Total financial assets	$17	$(7)	$3	$1	$2	$—	$(1)	$—	$—	$9	$24

	Balance as of	Gains (Losses) in Net	Losses (Gains) in					Transfers			Balance as of
	01/01/23	Income	Surplus	Purchases	Issuances	Sales	Settlements	In	Out	Other	12/31/23
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$10	$(1)	$—	$1	$—	$—	$—	$—	$—	$(6)	$4
Preferred stocks	4	—	—	—	—	—	—	—	—	—	4
Common Stocks:
Subsidiaries and affiliates	5	—	27	—	(26)	—	—	—	—	—	6
Unaffiliated	2	—	(1)	—	2	—	—	—	—	—	3
Total financial assets	$21	$(1)	$26	$1	$(24)	$—	$—	$—	$—	$(6)	$17

Other transfers include assets that are either no longer carried at fair value or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis. Industrial and miscellaneous bonds in other contain assets that are now carried at fair value due to ratings changes and assets are no longer carried at fair value where the fair value is now higher than the book value.

Level 3 transfers in are assets that are consistently carried at fair value but have had a level change. Common stocks unaffiliated assets were transferred from Level 2 to Level 3 due to a change in the observability of pricing inputs, at the beginning fair value for the reporting period.

5.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

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a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2024
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U.S. government and agencies	$3	$—	$—	$3
States, territories and possessions	7	—	—	7
Political subdivisions	13	1	1	13
Special revenue	52	3	2	53
Industrial and miscellaneous	2,262	6	239	2,029
Hybrid securities	6	—	—	6
Parent, subsidiaries and affiliates	304	—	16	288
Total	$2,647	$10	$258	$2,399

The December 31, 2024 gross unrealized losses exclude $2 million of losses included in the carrying value. These losses include $2 million from NAIC Class 6 bonds and were primarily included in industrial and miscellaneous or parents, subsidiaries and affiliates.

	December 31, 2023
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U.S. government and agencies	$3	$—	$—	$3
States, territories and possessions	11	—	—	11
Political subdivisions	14	1	1	14
Special revenue	71	3	2	73
Industrial and miscellaneous	2,254	7	230	2,031
Parent, subsidiaries and affiliates	264	—	16	248
Total	$2,617	$11	$249	$2,380

The December 31, 2023 gross unrealized losses exclude $1 million of losses included in the carrying value. These losses include $1 million from NAIC Class 6 bonds and were primarily included in industrial and miscellaneous or parents, subsidiaries and affiliates.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use third-party modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31,
		2024		2023
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total
		(In Millions)
1	Aaa/Aa/A	$1,322	49%	$1,277	49%
2	Baa	950	36	945	36
3	Ba	306	12	287	11
4	B	44	2	68	3
5	Caa and lower	15	1	31	1
6	In or near default	10	—	9	—
	Total	$2,647	100%	$2,617	100%

The following summarizes NAIC ratings for RMBS and CMBS investments subject to NAIC modeling:

	December 31,
	2024				2023
	RMBS		CMBS		RMBS		CMBS
NAIC Class	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total
	(In Millions)
1	$2	100%	$54	96%	$2	100%	$55	89%
2	—	—	2	4	—	—	4	6
3	—	—	—	—	—	—	3	5
4	—	—	—	—	—	—	—	—
5	—	—	—	—	—	—	—	—
6	—	—	—	—	—	—	—	—
	$2	100%	$56	100%	$2	100%	$62	100%

The following is a summary of the carrying value and fair value of bonds as of December 31, 2024 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities with more than one maturity date are included in the table using the final maturity date.

	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$41	$41
Due after one year through five years	738	710
Due after five years through ten years	709	670
Due after ten years	1,159	977
Total	$2,647	$2,398

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
Proceeds from sales	$317	$1,041	$422
Gross realized capital gains from sales	3	13	8
Gross realized capital losses from sales	(3)	(91)	(10)

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2024
	Less Than 12 Months			12 Months of Longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	(In Millions)
U. S. government and agencies	$—	$—	1	$—	$—	1
States, territories and possessions	4	—	2	2	—	2
Political subdivisions	2	—	4	7	1	4
Special revenue	6	—	7	30	2	25
Industrial and miscellaneous	99	3	92	1,165	238	660
Parent, subsidiaries and affiliates	—	—	—	260	17	2
Total	$111	$3	106	$1,464	$258	694

	December 31, 2023
	Less Than 12 Months			12 Months of Longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	(In Millions)
U. S. government and agencies	$—	$—	—	$—	$—	1
States, territories and possessions	2	—	2	2	—	2
Political subdivisions	1	—	2	7	1	4
Special revenue	11	—	10	33	2	28
Industrial and miscellaneous	52	5	109	1,520	227	882
Parent, subsidiaries and affiliates	1	—	1	246	16	11
Total	$67	$5	124	$1,808	$246	928

As of December 31, 2024 and 2023, management has not deemed these unrealized losses to be other-than-temporary because the investment’s carrying value is expected to be realized and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

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As of December 31, 2024, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $159 million. Securities in an unrealized loss position for less than 12 months had a fair value of $15 million and unrealized losses of less than $1 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $145 million and unrealized losses of $18 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2023, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $375 million. Securities in an unrealized loss position for less than 12 months had a fair value of $14 million and unrealized losses of $1 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $361 million and unrealized losses of $29 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2024 or 2023 that were reacquired within 30 days of the sale date.

The Company had assets on deposit with government authorities or trustees, as required by law, in the amount of $4 million as of December 31, 2024 or 2023.

Residential mortgage-backed exposure

RMBS are included in the U.S. government and agencies, special revenue and industrial and miscellaneous bond categories. the Alt-a category includes option adjustable-rate mortgages and the subprime category includes 'scratch and dent' or reperforming pools, high loan-to-value pools and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

As of December 31, 2024, RMBS had a total carrying value of $22 million and a fair value of $21 million of which approximately 28%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $16 million and a fair value of $15 million. As of December 31, 2023, RMBS had a total carrying value of $25 million and a fair value of $22 million of which approximately 30%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $18 million and a fair value of $15 million.

During the years ended December 31, 2024, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2024, total leveraged loans had a carrying value of $310 million and a fair value of $294 million, of which approximately 89%, based on carrying value, were domestic leveraged loans. As of December 31, 2023, total leveraged loans had a carrying value of $313 million and a fair value of $298 million, of which approximately 85%, based on carrying value, were domestic leveraged loans.

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Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower's risk profile and ability to refinance and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $57 million and fair value of $48 million as of December 31, 2024 and a carrying value of $63 million and fair value of $52 million as of December 31, 2023.

b.	5GI Securities

Securities owned by the Company with an NAIC designation of 5GI securities:

	December 31, 2024			December 31, 2023
	Number of 5GI Securities	Carrying Value	Fair Value	Number of 5GI Securities	Carrying Value	Fair Value
	(In Millions)
Investments:
Bonds - amortized cost	16	$3	$3	29	$13	$13
Preferred stock - amortized cost	—	—	—	1	—	—
Preferred stock - fair value	1	—	—	—	—	—
Total	17	$3	$3	30	$13	$13

c.	Preferred stocks

The carrying value and fair value of preferred stocks were as follows:

	December 31,
	2024	2023
	(In Millions)
Carrying value	$11	$5
Fair value	$11	$5

As of December 31, 2024, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $6 million in 2 issuers, $5 million of which was in an unrealized loss position for more than 12 months. As of December 31, 2023, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $5 million in 6 issuers, $5 million of which was in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2z. "Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)" the decline in value of these securities was not considered to be other than temporary as of December 31, 2024 or 2023.

As of December 31, 2024 and 2023, the Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of less than $1 million and $1 million, respectively.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Common stocks – subsidiaries and affiliates

MML Bay State primarily provides variable life and bank-owned life insurance business. It declared and paid $23 million in dividends to the Company for the year ended December 31, 2024, $25 million in 2023 and $26 million in 2022. A majority of MML Bay State's shareholder equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the Company without prior approval from the Department. Under these regulations, $22 million of shareholder's equity is available for distribution to the shareholder in 2024 without prior regulatory approval. The Company does not rely on dividends from its subsidiary to meet its operating cash flow requirements.

The Company did not hold any affiliated common stocks for which the transfer of ownership was restricted by contractual requirements as of December 31, 2024 or 2023.

Summarized below is certain combined statutory financial information for MML Bay State:

	As of and for the Years Ended December 31,
	2024	2023	2022
	(In Millions)
Total Revenue	$15	$18	$(14)
Net income	11	7	15
Assets	5,257	5,108	5,023
Liabilities	5,038	4,875	4,771
Shareholder's equity	219	233	252

e.	Common stocks – unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2024	2023
	(In Millions)
Adjusted cost basis	$5	$6
Gross unrealized gains	6	2
Gross unrealized losses	—	(1)
Carrying value	$11	$7

As of December 31, 2024, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $2 million in 8 issuers, $2 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2023, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $2 million in 11 issuers, less than $1 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2z. "Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)" the decline in value of these securities was not considered to be other than temporary as of December 31, 2024 or 2023.

As of December 31, 2024 and 2023 the Company held common stocks, for which the transfer of ownership was restricted by contractual requirements, with carrying values of less than $1 million and $1 million, respectively.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Mortgage loans

Mortgage loans are comprised of commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of real estate properties throughout the U.S., the United Kingdom and Canada. The Company holds commercial mortgage loans for which it is the primary lender or a participant or co-lender in a mortgage loan agreement and mezzanine loans that are subordinate to senior secured first liens. The Company’s loan agreements with the senior lender contain negotiated provisions that are designed to maximize the Company’s influence with the objective of mitigating the Company’s risks as the secondary lender for mezzanine loans. Commercial mortgage loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Residential mortgage loans are primarily seasoned pools of homogeneous residential mortgage loans some of which are backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2024 and 2023, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant collateral concentrations in any particular geographic region as of December 31, 2024 or 2023.

The carrying value and fair value of the Company's mortgage loans were as follows:

	December 31, 2024		December 31, 2023
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
	(In Millions)
Commercial mortgage loans:
Primary lender	$525	$485	$637	$595
Mezzanine loans	5	6	5	6
Total commercial mortgage loans	530	491	642	601
Residential mortgage loans:
FHA insured and VA guaranteed	111	102	128	118
Other residential loans	28	26	33	28
Total residential mortgage loans	139	128	161	146
Total mortgage loans	$669	$619	$803	$747

The loan-to-value ratios by property type of the Company's commercial mortgage loans were as follows:

	December 31, 2024
	Less Than 81%	81% to 95%	Above 95%	Total	% of Total
	($ In Millions)

Office	$126	$25	$53	$204	38%
Apartments	140	32	13	185	35%
Industrial and other	40	3	2	45	8%
Hotels	42	5	—	47	9%
Retail	51	—	—	51	10%
Total	$399	$65	$68	$532	100%

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	December 31, 2023
	Less Than 81%	81% to 95%	Above 95%	Total	% of Total
	($ In Millions)
Office	$164	$24	$41	$229	36%
Apartments	175	19	5	199	31
Industrial and other	54	3	3	60	9
Hotels	59	5	—	64	10
Retail	91	—	—	91	14
Total	$543	$51	$49	$643	100%

For the years ended December 31, 2024 and 2023, the Company’s commercial mortgage loans’ loan-to-value ratios below 81% were 75% and 85%, respectively.

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio rating, translated into the equivalent rating agency designation:

	December 31, 2024
	AAA/ AA/A	BBB	BB	B	CCC and Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$105	$301	$58	$37	$24	$525
Mezzanine loans	—	5	—	—	—	5
Total commercial mortgage loans	105	306	58	37	24	530
Residential mortgage loans:
FHA insured and VA guaranteed	111	—	—	—	—	111
Other residential loans	—	26	2	—	—	28
Total residential mortgage loans	111	26	2	—	—	139
Total mortgage loans	$216	$332	$60	$37	$24	$669

	December 31, 2023
	AAA/ AA/A	BBB	BB	B	CCC and Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$182	$350	$57	$45	$8	$642
Total commercial mortgage loans	182	350	57	45	8	642
Residential mortgage loans:
FHA insured and VA guaranteed	128	—	—	—	—	128
Other residential loans	—	30	2	—	—	32
Total residential mortgage loans	128	30	2	—	—	160
Total mortgage loans	$310	$380	$59	$45	$8	$803

As of December 31, 2024 and 2023 the maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 79%, respectively.

35

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2024		December 31, 2023
	Carrying Value	Average Loan-to-Value Ratio	Carrying Value	Average Loan-to-Value Ratio
	($ In Millions)
California	$153	79%	$175	69%
Texas	54	57%	57	57%
New York	53	87%	58	80%
Illinois	51	59%	67	55%
District of Columbia	40	78%	40	80%
United Kingdom	39	58%	48	55%
Washington	33	62%	41	68%
All other	110	72%	156	61%
Total commercial mortgage loans	$533	72%	$642	65%

For the years ended December 31, 2024 and 2023, all other consists of 18 jurisdictions with no individual exposure exceeding $12 million and 19 jurisdictions with no individual exposure exceeding $16 million, respectively.

Interest rates, including fixed and variable, on the Company's portfolio of mortgage loans were:

	Years Ended December 31,
	2024		2023
	Low	High	Low	High
Commercial mortgage loans	2.5%	10.7%	2.0%	11.4%
Residential mortgage loans	2.2%	9.3%	2.2%	9.3%
Mezzanine mortgage loans	8.0%	8.0%	8.0%	8.0%

Interest rates, including fixed and variable, on new mortgage loans were:

	Years Ended December 31,
	2023
	Low	High
Commercial mortgage loans	4.7%	8.0%
Mezzanine mortgage loans	8.0%	8.0%

The Company did not purchase any new mortgage loans during the year ended December 31, 2024.

As of December 31, 2024, the Company had impaired mortgage loans with or without a valuation allowance or mortgage loans derecognized as a result of foreclosure, including mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction or mortgage loan derecognized as a result of a foreclosure.

36

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents a summary of the Company's impaired mortgage loans as of December 31, 2024 and December 31, 2023:

	December 31, 2024
	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income
	(In Millions)
With allowance recorded:
Commercial mortgage loans:
Primary lender	$9	$10	$13	$(4)	$—
Total	9	10	13	(4)	—
With no allowance recorded:
Commercial mortgage loans:
Primary lender	$8	$8	$10	$—	$—
Total	8	8	10	—	—

Total impaired commercial mortgage loans	$17	$18	$23	$(4)	$—

	December 31, 2023
	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income
	(In Millions)
With allowance recorded:
Commercial mortgage loans:
Primary lender	$16	$18	$20	$(4)	$1
Total	16	18	20	(4)	1

The Company did not hold any restructured mortgage loans, mortgage loans with principal or interest past due, or mortgage loans with suspended interest accruals as of December 31, 2024 or 2023. As of December 31, 2024 and 2023 the carrying value of commercial mortgage loans subject to a participant or co-lender mortgage loan agreement was $530 million and $642 million, respectively.

Allowance for credit losses:

	Years Ended December 31,
	2024	2023
Balance at the beginning of period	$(4)	$—
Additions charged to operations	(3)	(4)
Recoveries of amounts previously charged off	3	—
Balance at the end of the period	$(4)	$(4)

37

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Partnerships and limited liability companies

The carrying value of partnership and limited liability companies holdings by annual statement category were:

	December 31,
	2024	2023
	(In Millions)
Joint venture interests:
Common stocks	$75	$70
Real estate	61	45
Other	16	22
Mortgage loans	2	3
Surplus notes	7	7
Total	$161	$147

As of December 31, 2024 and 2023, the Company held 11 affiliated partnerships and limited liability companies in a loss position with accumulated losses of $9 million and 7 affiliated partnerships and limited liability companies in a loss position with accumulated losses of $3 million, respectively.

The Company did not hold any unexpired tax credits for the year ended December 31, 2024.

The minimum holding period required for the Company’s LIHTC investments extends from 1 year to 15 years.

For determining impairments for LIHTC investments, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 4.2% for future benefits of two years to 4.6% for future benefits of ten or more years, and compares the result to its current carry value. The Company recorded no impairments to LIHTC investments for the year ended December 31, 2024 and less than $1 million impairments to LIHTC investments for the year ended December 31, 2023.

h.	Derivatives

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create replicated synthetic investments. These replicated synthetic investments are created when they are economically more attractive than the actual instrument or when similar instruments are unavailable. Replicated synthetic investments are created either to hedge and reduce the Company's credit exposure or to create an investment in a particular asset. The Company held replicated synthetic investments with a notional amount of $820 million as of December 31, 2024 and $820 million as of December 31, 2023, as defined under statutory accounting practices as the result of pairing of a long derivative contract with cash instruments.

The Company’s derivative strategy employs a variety of derivative financial instruments, including: interest rate, currency, equity, bond, and credit default swaps; options; forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by statutory accounting practices, the Company intentionally has not applied hedge accounting.

Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

38

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 20 years. A swaption is an option to enter an interest rate swap to either receive or pay a fixed rate at a future date. The Company purchases these options for the purpose of managing interest rate risks in its assets and liabilities.

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in risk-based capital (RBC) calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio consists mainly of interest rate swaps, equity swaps, interest rate swaptions and equity futures, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for GMDB and VAGLB.

The Company utilizes certain other agreements including forward contracts and financial futures. In addition, the Company also uses “to be announced” forward contracts (TBAs) to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost effective way. Typically, the price is agreed upon at contract inception and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus, accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Forward contracts and financial futures are used by the Company to reduce exposures to various risks including interest rates and currency rates.

The Company’s principal derivative exposures to market risk are interest rate risk, which includes inflation and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as a result of changes in market interest rates. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company regularly monitors counterparty credit ratings, derivative positions, valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized and monitors its derivative credit exposure as part of its overall risk management program.

The Company enters derivative transactions through bilateral derivative agreements with counterparties, or through over the counter cleared derivatives with a counterparty and the use of a clearinghouse. To minimize credit risk for bilateral transactions, the Company and its counterparties generally enter into master netting agreements based on agreed upon requirements that outline the framework for how collateral is to be posted in the amount owed under each transaction, subject to certain minimums. For over the counter cleared derivative transactions between the Company and a counterparty, the parties enter into a series of master netting and other agreements that govern, among other things, clearing and collateral requirements. These transactions are cleared through a clearinghouse and each derivative counterparty is only exposed to the default risk of the clearinghouse. Certain interest rate swaps and credit default swaps are considered cleared transactions. These cleared transactions require initial and daily variation margin collateral postings. These agreements allow for contracts in a positive position, in which amounts are due to the Company, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s credit exposure.

39

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Net collateral pledged to the counterparties was $107 million as of December 31, 2024, and net collateral pledged by the counterparties was $87 million as of December 31, 2023. In the event of default, the full market value exposure at risk, net of offsets and collateral, was $1 million and $9 million as of December 31, 2024 and 2023, respectively. The statutory net amount at risk, defined as net collateral pledged and statement values excluding accrued interest, was $314 million and $290 million as of December 31, 2024 and 2023, respectively.

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2024				December 31, 2023
	Assets		Liabilities		Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$560	$4,690	$319	$6,233	$423	$3,523	$255	$4,844
Options	28	397	15	384	28	406	16	393
Currency swaps	76	610	2	22	62	594	4	70
Forward contracts	5	176	1	42	1	38	4	173
Financial futures	—	—	14	450	48	450	—	—
Total	$669	$5,873	$351	$7,131	$562	$5,011	$279	$5,480

The average fair value of outstanding derivative assets was $608 and $581 million for the years ended December 31, 2024 and 2023, respectively. The average fair value of outstanding derivative liabilities was $329 and $324 million for the years ended December 31, 2024 and 2023, respectively.

The Company did not have any credit default swaps for the years ended December 31, 2024 and December 31, 2023.

The following presents the Company’s gross notional interest rate swap positions:

	December 31,
	2024	2023
	(In Millions)
Open interest rate swaps in a fixed pay position	$4,770	$3,380
Open interest rate swaps in a fixed receive position	6,153	4,988
Total interest rate swaps	$10,923	$8,368

40

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized (losses) gains related to market fluctuations on open contracts by derivative type:

	Years Ended December 31,
	2024		2023		2022
	Net Realized Gains (Losses) on Closed Contracts	Change in Net Unrealized Gains (Losses) on Open Contracts	Net Realized (Losses) Gains on Closed Contracts	Change in Net Unrealized Gains (Losses) on Open Contracts	Net Realized (Losses) Gains on Closed Contracts	Change in Net Unrealized Gains (Losses) on Open Contracts
	(In Millions)
Interest rate swaps	$—	$75	$4	$33	$—	$192
Currency swaps	5	16	4	(45)	2	72
Options	5	—	(5)	2	(2)	(12)
Forward contracts	2	6	(2)	(1)	20	(1)
Financial futures	1	(62)	(59)	47	(195)	(6)
Total	$13	$35	$(58)	$36	$(175)	$245

The following summarizes gross and net information of derivative assets and liabilities, along with collateral posted in connection with master netting agreements:

	December 31, 2024			December 31, 2023
	Derivative Assets	Derivative Liabilities	Net	Derivative Assets	Derivative Liabilities	Net
	(In Millions)
Gross	$669	$351	$318	$562	$279	$282
Due and accrued	28	156	(128)	24	146	(121)
Gross amounts offset	(534)	(534)	—	(460)	(460)	—
Net asset	163	(27)	190	126	(35)	161
Collateral posted	(106)	(213)	107	(120)	(206)	87
Net	$57	$(240)	$297	$6	$(241)	$248

41

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Net investment income

Net investment income, including IMR amortization, comprised the following:

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
Bonds	$140	$165	$153
Preferred stocks	1	1	—
Common stocks - subsidiaries and affiliates	23	25	26
Common stocks - unaffiliated	2	2	1
Mortgage loans	34	34	58
Policy loans	8	7	6
Partnerships and limited liability companies	7	13	21
Derivatives	(43)	(36)	13
Cash, cash equivalents and short-term investments	15	9	2
Other	12	15	1
Subtotal investment income	199	235	281
Amortization of the IMR	(6)	(2)	3
Investment expenses	(23)	(22)	(16)
Net investment income	$170	$211	$268

j.	Net realized capital (losses) gains

Net realized capital (losses) gains, which include OTTI and are net of deferral to the IMR, comprised the following:

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
Bonds	$(10)	$(79)	$(5)
Preferred stocks	2	—	—
Common stocks - subsidiaries and affiliates	—	6	—
Common stocks - unaffiliated	(1)	—	3
Mortgage loans	(6)	(4)	—
Partnerships and limited liability companies	(2)	1	1
Derivatives	12	(58)	(174)
Other	—	(1)	(3)
Net realized capital losses before federal and state taxes and deferral to the IMR	(5)	(135)	(178)
Net federal and state tax benefit (expense)	—	6	(1)
Net realized capital losses before deferral to the IMR	(5)	(129)	(179)
Net after tax capital (gains) losses deferred to the IMR	(1)	114	195
Net realized capital (losses) gains	$(6)	$(15)	$16

42

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

OTTI, included in the net realized capital (losses) gains, consisted of the following:

	Years Ended
	December 31,
	2024	2023	2022
	(In Millions)
Bonds	$(9)	$(1)	$(3)
Common stocks - unaffiliated	(1)	—	—
Mortgage loans	(4)	—	—
Partnerships and limited liability companies	(2)	(2)	(1)
Total OTTI	$(16)	$(3)	$(4)

The Company recognized OTTI of less than $1 million for the years ended December 31, 2024, 2023, and 2022, on structured and loan-backed securities, which are included in bonds, primarily due to the present value of expected cash flows being less than the amortized cost.

The Company utilized internally-developed models to determine less than 1% of the $9 million of bond OTTI for the year ended December 31, 2024, less than 1% of the $1 million of bond OTTI for the year ended December 31, 2023 and less than 1% of the $3 million of bond OTTI for the year ended December 31, 2022. The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2z.. "Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)" for more information on assumptions and inputs used in the Company’s OTTI models.

Refer to Note 17. "Impairment listing for loan-backed and structured securities" for a CUSIP level list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

k.	Restricted assets

Admitted restricted assets by category:

	December 31, 2024
	Gross (Admitted and Non-admitted) Restricted						Percentage
Restricted Asset Category	Total General Account	Total Separate Account Restricted Assets	Total	Total From Prior Year	Increase (Decrease)	Total Admitted Restricted	Gross Admitted and Non- admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	(In Millions)
Letter stock or securities restricted as to sale - excluding FHLB capital stock	$1	$—	$1	$1	$—	$1	0.01%	0.01%
On deposit with states	4	—	4	4	—	4	0.05%	0.05%
Pledged as collateral not captured in other categories	297	—	297	273	24	297	4.12%	4.14%
Total restricted assets	$302	$—	$302	$278	$24	$302	4.18%	4.20%

43

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2023
	Gross (Admitted and Non-admitted) Restricted						Percentage
Restricted Asset Category	Total General Account	Total Separate Account Restricted Assets	Total	Total From Prior Year	Increase (Decrease)	Total Admitted Restricted	Gross Admitted and Non- admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	(In Millions)
Letter stock or securities restricted as to sale - excluding FHLB capital stock	$1	$—	$1	$3	$(2)	$1	0.02%	0.02%
On deposit with states	4	—	4	4	—	4	0.05%	0.05%
Pledged as collateral not captured in other categories	273	—	273	408	(135)	273	3.61%	3.61%
Total restricted assets	$278	$—	$278	$415	$(137)	$278	3.68%	3.68%

6.	Federal income taxes

On August 16th, 2022, the Inflation Reduction Act (IRA) was signed into law and includes certain corporate income tax provisions. Potential impacts to the Company include the imposition of a CAMT. The CAMT imposes a 15% minimum tax on adjusted financial statement income on applicable corporations that have an average adjusted financial statement income over $1 billion in the prior three-year period. The United States Treasury Department and the Internal Revenue Service (IRS) released proposed regulations on September 12, 2024. As of the reporting date, the Company is not an applicable corporation and therefore not liable for CAMT in 2024. Any future CAMT liability will be allocated to Massachusetts Mutual Life Insurance Company (MassMutual) in accordance with the tax allocation agreement.

The Company provides for DTAs in accordance with statutory accounting practices. All of the companies included in these Consolidated Statutory Financial Statements have met the required threshold to utilize the three-year reversal period and 15% of surplus limitation.

44

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net DTA or deferred liabilities (DTL) recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2024
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$99	$43	$142
Statutory valuation allowance adjustment	—	—	—
Adjusted gross DTAs	99	43	142
DTAs nonadmitted	—	(25)	(25)
Subtotal net admitted DTA	99	18	117
Total gross DTLs	(77)	(18)	(95)
Net admitted DTA(L)	$22	$—	$22

	December 31, 2023
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$93	$35	$128
Statutory valuation allowance adjustment	—	—	—
Adjusted gross DTAs	93	35	128
DTAs nonadmitted	(8)	(9)	(17)
Subtotal net admitted DTA	85	26	111
Total gross DTLs	(62)	(25)	(87)
Net admitted DTA(L)	$23	$1	$24

	Change
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$6	$8	$14
Statutory valuation allowance adjustment	—	—	—
Adjusted gross DTAs	6	8	14
DTAs nonadmitted	8	(16)	(8)
Subtotal net admitted DTA	14	(8)	6
Total gross DTLs	(15)	7	(8)
Net admitted DTA(L)	$(1)	$(1)	$(2)

45

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2024
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$—	$—	$—
Remaining adjusted gross DTAs expected to be realized within 3 years:
1. Adjusted gross DTA to be realized	22	—	22
2. Adjusted gross DTA allowed per limitation threshold	251	—	251
Lesser of line 1 or 2	22	—	22
Adjusted gross DTAs offset by existing DTLs	77	18	95
Total admitted DTA realized within 3 years	$99	$18	$117

	December 31, 2023
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$—	$1	$1
Remaining adjusted gross DTAs expected to be realized within 3 years:
1. Adjusted gross DTA to be realized	23	—	23
2. Adjusted gross DTA allowed per limitation threshold	282	—	282
Lesser of line 1 or 2	23	—	23
Adjusted gross DTAs offset by existing DTLs	62	25	87
Total admitted DTA realized within 3 years	$85	$26	$111

	Change
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$—	$(1)	$(1)
Remaining adjusted gross DTAs expected to be realized within 3 years:
1. Adjusted gross DTA to be realized	(1)	—	(1)
2. Adjusted gross DTA allowed per limitation threshold	(31)	—	(31)
Lesser of line 1 or 2	(1)	—	(1)
Adjusted gross DTAs offset by existing DTLs	15	(7)	8
Total admitted DTA realized within 3 years	$14	$(8)	$6

46

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company's total realization threshold limitations are as follows:

	December 31,
	2024	2023
	(In Millions)
Ratio percentage used to determine recovery period and threshold	1,769%	1,801%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$1,676	$1,878

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs, including the impact of available carryback and carryforward periods, projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning is as follows:

	December 31, 2024
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	—%	—%	—%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	—%	100%	—%

	December 31, 2023
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	—%	—%	—%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	—%	100%	4%

	Change
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	—%	—%	—%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	—%	—%	(4)%

There are no reinsurance strategies included in the Company’s tax-planning strategies.

47

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
Federal income tax expense (benefit) on operating earnings	$8	$8	$19
Foreign income tax expense on operating earnings	—	—	—
Total federal and foreign income tax expense (benefit) on operating earnings	8	8	19
Federal income tax expense (benefit) on net realized capital gains	—	(6)	1
Total federal and foreign income tax expense (benefit)	$8	$2	$20

48

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2024	2023	Change
	(In Millions)
DTAs:
Ordinary
Reserve items	$26	$18	$8
Policy acquisition costs	37	37	—
Investment items	33	34	(1)
Other	4	4	—
Total ordinary DTAs	100	93	7
Nonadmitted DTAs	—	(8)	8
Admitted ordinary DTAs	100	85	15

Capital
Unrealized investment losses	15	9	6
Investment items	28	26	2
Total capital DTAs	43	35	8
Nonadmitted DTAs	(25)	(9)	(16)
Admitted capital DTAs	18	26	(8)

Admitted DTAs	118	111	7

DTLs:
Ordinary
Reserve items	1	1	—
Unrealized investment gains	51	35	16
Deferred and uncollected premium	5	3	2
Investment items	3	1	2
Other	18	21	(3)
Total ordinary DTLs	78	61	17

Capital
Unrealized investment gains	16	22	(6)
Investment items	2	4	(2)
Total capital DTLs	18	26	(8)

Total DTLs	96	87	9

Net admitted DTA	$22	$24	$(2)

49

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes comprised the following:

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
Net DTA(L)	$6	$2	$(2)
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains/(losses)	4	12	36
Tax-effect of changes from investment transfers	11	—	—
Change in net deferred income taxes	$21	$14	$34

As of December 31, 2024, the Company had no net operating or capital loss carryforwards to include in deferred income taxes.The Company has no tax credit carryforwards included in deferred taxes.

The components of federal and foreign income tax are recorded in the Statutory Statements of Operations and the Statutory Statements of Changes in Surplus and are different from those which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
Provision computed at federal statutory rate of 21%	$1	$(15)	$(7)
Investment items	—	(6)	(7)
Nonadmitted assets	—	—	1
Other	(14)	9	(1)
Total statutory income tax benefit	$(13)	$(12)	$(14)

Federal and foreign income tax benefit	$8	$2	$20
Change in net deferred income taxes	(21)	(14)	(34)
Total statutory income tax benefit	$(13)	$(12)	$(14)

The Company received refunds in the amount of $9 million in 2024 and paid federal income taxes in the amount of $5 million in 2023 and $39 million in 2022.

The total income taxes available in the current and prior years that will be available for recoupment in the event of future net capital losses totaled $2 million related to 2024, $0 million related to 2023 and $2 million related to 2022.

50

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company is included in a consolidated U.S. federal income tax return with its parent, MassMutual, a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and MassMutual’s eligible U.S. subsidiaries. The Company also files income tax returns in various states and foreign jurisdictions. The Company, MassMutual, and MassMutual’s eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes. In accordance with the Agreement, future CAMT is outside of the scope of the general tax allocation method and, consequently any future CAMT liability of a subsidiary shall be allocated solely to MassMutual.

Companies are generally required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns that may be challenged by various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting practices for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2024	$7
Gross change related to positions taken in current year	—
Balance, December 31, 2024	$7

Included in the liability for unrecognized tax benefits as of December 31, 2024, are $7 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefits as of December 31, 2024 includes $0 million of unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate.

The Company recognized an increase of $0 million in accrued interest related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized was $0 million as of December 31, 2024 and $0 million as of December 31, 2023. The Company has no accrued penalties related to the liability for unrecognized tax benefits. In the next year, the Company does not anticipate the total amount of uncertain tax positions to significantly increase or decrease.

The IRS has completed its examination of MassMutual and its subsidiaries for the year 2016 and prior. The IRS completed the examination of the 2017-2018 tax years and is at Appeals for 3 issues. The adjustments resulting from these examinations are not expected to materially affect the position or liquidity of the Company.

As of December 31, 2024 and 2023, the Company did not recognize any protective deposits as admitted assets.

7.	Other than invested assets

a.	Admitted negative (disallowed) IMR

As of December 31, 2024, the Company had $143 million of disallowed IMR in aggregate and in the general account.

As of December 31, 2024, the calculated adjusted general capital and surplus was $1,575 million.

As of December 31, 2024, the percentage of adjusted general capital and surplus for which the admitted disallowed IMR represents was 9%.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following represents allocated gains (losses) to IMR from derivatives:

December 31, 2024
(In Millions)
Unamortized fair value derivative gain	$364
Unamortized fair value derivative losses	(500)
Total allocated net losses to IMR from derivatives	$(136)

When the Company sells bonds and recognizes losses due to interest-rate related factors, and the realized losses are transferred to the IMR, the sales proceeds are generally used for reinvestment as governed by prudent asset liability management (ALM) policies and procedures. Such sales of bonds are intermittently used to meet liquidity needs and managed within the ALM framework.

IMR losses for fixed income related derivatives were in accordance with documented risk management procedures, as well as the Company’s derivative use plans, and reflect the same historical treatment of derivative gains reversed to IMR and amortized rather than immediately recognized as realized gain upon termination.

b.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position.

The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as, net of loading and reinsurance:

	December 31,
	2024		2023
	Gross	Net	Gross	Net
	(In Millions)
Ordinary renewal	$(6)	$3	$(5)	$(5)
Total	$(6)	$3	$(5)	$(5)

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

In certain instances, gross premium is less than net premium according to the standard valuation set by the Division and the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers. The Company had life insurance in force of $11,213 million and $10,659 million as of December 31, 2024 and 2023, respectively.

52

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.	Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had life insurance in force of $33 billion and $34 billion as of December 31, 2024 and 2023, respectively.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2024		2023
	Amount	Interest Rates	Amount	Interest Rates
	($ In Millions)
Individual life	$96	3.5% - 4.8%	$102	3.5% - 4.8%
Individual universal and variable life	677	3.5% - 4.5%	695	4.0% - 4.5%
Individual annuities	2,049	1.0% - 9.0%	2,382	1.0% - 9.0%
Total	$2,822		$3,179

Individual life includes whole life and term insurance. Individual annuities include individual annuity contracts, supplementary contracts involving life contingencies and structured settlements.

b.	Liabilities for deposit-type contracts

Supplementary contracts not involving life contingencies of $49 million and $56 million as of December 31, 2024 and 2023, respectively, were included in liabilities for deposit-type contracts. The interest rate range on supplementary contracts was 1.0% to 6.5% and 1.0% to 6.5% as of December 31, 2024 and 2023, respectively.

c.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death benefit features. Election of these benefit guarantees is generally only available at contract issue.

The following shows the changes in the liabilities for GMDB (in millions):

Liability as of January 1, 2023	$—
Incurred guarantee benefits	26
Paid guarantee benefits	(1)
Liability as of December 31, 2023	25
Incurred guarantee benefits	(18)
Paid guarantee benefits	(1)
Liability as of December 31, 2024	$6

The Company held deterministic reserves as of December 31, 2024 and December 31, 2023.

53

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDB classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2024			December 31, 2023
	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age
	($ In Millions)
GMDB	$1,303	$12	68	$1,331	$17	68

Account values of variable annuity contracts with GMDB are summarized below:

	December 31, 2024			December 31, 2023
	Separate Account	General Account	Total	Separate Account	General Account	Total
	(In Millions)
GMDB	$1,084	$219	$1,303	$1,063	$268	$1,331

d.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDB or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The following presents the changes in the liability, net of reinsurance, for guarantees on universal life and variable universal life type contracts:

	December 31,
	2024	2023
	(In Millions)
Beginning balance	$226	$240
Net liability increase (decrease)	(8)	(14)
Ending balance	$218	$226

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

9.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to mitigate the impact of underwriting mortality and morbidity risks or to assume business. Such transfers do not relieve the Company of its primary liability to its customers and, as such, failure of reinsurers to honor their obligations could result in credit losses that could arise if a reinsurer defaults. The Company reduces reinsurance default risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations within the Company’s reinsurers and using trust structures, when appropriate. The Company reinsures a portion of its mortality risk in its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement with reinsurers. The Company also reinsures a portion of its morbidity risk in its disability and LTC business. The amounts reinsured are on a yearly renewable term, coinsurance funds withheld, coinsurance or Modco basis. The Company’s highest retention limit for new issues of life policies ranges from $15 million to $35 million.

Refer to Note 14. "Related party transactions" for information about the Company’s affiliated assumed reinsurance transactions.

There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

Reinsurance amounts included in the Statutory Statements of Operations were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
Direct premium	$256	$477	$942
Premium ceded	(163)	(350)	(718)
Total net premium	$93	$127	$224

Ceded reinsurance recoveries	$231	$265	$204

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2024	2023
	(In Millions)
Reinsurance reserves ceded	$(5,420)	$(5,560)

Ceded amounts recoverable	$65	$70

Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2024 and 2023, respectively, include $827 million and $828 million associated with life insurance policies, and $4,127 million and $4,222 million for annuity.

55

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2024, one reinsurer accounted for 34% of the outstanding balance of the reinsurance recoverable and the next largest reinsurer had 23%. Overall, the Company believes that each of these exposures to a single reinsurer does not create an undue concentration of risk and the Company’s business is not substantially dependent upon any single reinsurer.

10.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2024 are illustrated below:

Individual annuities

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$8	$—	$—	$8	—%
At book value less current surrender charge of 5% or more	4,585	—	—	4,585	64%
At fair value	—	—	1,091	1,091	15%
Total with market value adjustment or at fair value	4,593	—	1,091	5,684	79%
At book value without adjustment (minimal or no charge or adjustment)	1,504	—	—	1,504	21%
Not subject to discretionary withdrawal	22	—	—	22	—%
Total	6,119	—	1,091	7,210	100%
Reinsurance ceded	4,126	—	—	4,126
Total, net of reinsurance	$1,993	$—	$1,091	$3,084

Amount included in book value moving to at book value without adjustment after statement date	1,170	—	—	1,170

Deposit-type contracts

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
At book value without adjustment (minimal or no charge or adjustment)	35	—	—	35	71%
Not subject to discretionary withdrawal	14	—	—	14	29%
Total, net of reinsurance	$49	$—	$—	$49	100%

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2024 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves – individual annuities	$1,993
Liabilities for deposit-type contracts	49
Subtotal	2,042
Separate Account Annual Statement:
Annuities	1,091
Total	$3,133

b.	Analysis of life actuarial reserves by withdrawal characteristics

The withdrawal characteristics of the Company's life actuarial reserves as of December 31, 2024 are illustrated below:

General account

	Account Value	Cash Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$166	$166	$168
Universal life with secondary guarantees	740	739	1,649
Other permanent cash value life insurance	—	70	78
Variable universal life	77	77	90
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	—	—	25
Disability - active lives	—	—	1
Disability - disabled lives	—	—	17
Miscellaneous reserves	—	—	39
Total (gross: direct + assumed)	$983	$1,052	$2,067
Reinsurance ceded	537	537	1,293
Total (net)	$446	$515	$774

Separate account nonguaranteed

	Account Value	Cash Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$769	$766	$767
Total (gross: direct + assumed)	$769	$766	$767
Total (net)	$769	$766	$767

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Separate accounts

The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2024 is as follows:

Non Guaranteed
(In Millions)
Net premium, considerations or deposits for the year ended December 31, 2024	$47

Reserves at December 31, 2024:
For accounts with assets at:
Fair value	$1,858
Nonpolicy liabilities	4
Total Separate Account Liabilities	$1,862

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$1,858
Nonpolicy liabilities	4
Total Separate Account Liabilities	$1,862

As of December 31, 2024, the Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

The following is a reconciliation of amounts reported as transfers (from) to separate accounts in the Summary of Operations of the Company’s NAIC Separate Account Annual Statement to the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
From the Separate Account Annual Statement:
Transfers to separate accounts	$47	$41	$37
Transfers from separate accounts	(190)	(141)	(141)
Net transfers from separate accounts	$(143)	$(100)	$(104)

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

11.	Changes in capital and surplus

MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the U.S. in which the Company is licensed to do business. Substantially all of the statutory capital and surplus is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. Under these regulations, $170 million of capital and surplus is available for distribution to the shareholder in 2025 without prior regulatory approval. The company declared and paid $190 million in dividend to MassMutual in 2024 and paid a dividend of $163 million in 2022. The company did not pay a dividend to MassMutual in 2023. The Company did not receive any capital contribution from MMLIC in 2024 and 2023. The company received a capital contribution of $50 million from MMLIC in 2022.

12.	Presentation of the Statutory Statements of Cash Flows

The following table presents those transactions that have affected the Company's recognized assets or liabilities but have not resulted in cash receipts or payments during the years ended December 31, 2024 and 2023. Accordingly, the Company has excluded these non-cash activities from the Statutory Statements of Cash Flows for the years ended December 31, 2024, 2023 and 2022.

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
Bond conversions and refinancing	$13	$10	$27
Transfer of mortgage loans to partnerships and limited liability companies	7	—	—
Transfer of bonds to mortgage loans	—	—	2
Net investment income payment-in-kind bonds	—	16	—
Stock conversions	1	5	—
Transfer of bonds to partnerships and limited liability companies	—	—	7

13.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. The principal risks include insurance and underwriting risks, investment and interest rate risks, currency exchange risk and credit risk. The combined impact of these risks could have a material, adverse effect on the Company’s financial statements or result in operating losses in future periods. The Company employs the use of reinsurance, portfolio diversification, asset/liability management processes and other risk management techniques to mitigate the impact of these risks.

Insurance and underwriting risks

The Company prices its products based on estimated benefit payments reflecting assumptions with respect to mortality, morbidity, longevity, persistency, interest rates and other factors. If actual policy experience emerges that is significantly and adversely different from assumptions used in product pricing, the effect could be material to the profitability of the Company.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Investment and interest rate risks

The fair value, cash flows and earnings of investments can be influenced by a variety of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular, interest rate risk. By effectively matching the market sensitivity of assets with the liabilities they support, the impact of interest rate changes is addressed, on an economic basis, as the change in the value of the asset is offset by a corresponding change in the value of the supported liability. The Company uses derivatives, such as interest rate swaps and swaptions, as well as synthetic assets to reduce interest rate and duration imbalances determined in asset/liability analyses.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience amortization or prepayment speeds that are slower than those assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

In periods of increasing interest rates, policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar denominated investments and medium-term notes along with its indirect international operations. The Company mitigates a portion of its currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets and liabilities through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

Credit and other market risks

The Company manages its investments to limit credit and other market risks by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Stressed conditions, volatility and disruptions in global capital markets or in particular markets or financial asset classes can have an adverse effect on the Company, in part because the Company has a large investment portfolio and assets supporting the Company’s insurance liabilities are sensitive to changing market factors. Global market factors, including interest rates, credit spread, equity prices, real estate markets, foreign currency exchange rates, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the profitability of the Company’s business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect the Company’s business through their effects on general levels of economic activity, employment and customer behavior.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The CMBS, RMBS and leveraged loan sectors are sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDO. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDO and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDO may differ from the Company’s assumptions.

The Company continuously monitors its investments and assesses their liquidity and financial viability; however, the existence of the factors described above, as well as other market factors, could negatively impact the market value of the Company's investments. If the Company sells its investments prior to maturity or market recovery, these investments may yield a return that is less than the Company otherwise would have been able to realize.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the investment markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Political Uncertainties

Political events, domestically or internationally, may directly or indirectly trigger or exacerbate risks related to product offerings, profitability, or any of the risk factors described above. Whether those underlying risk factors are driven by geopolitics or not, the Company’s dynamic approach to managing risks enables management to identify risks, internally and externally, develop mitigation plans, and respond to risks in an attempt to proactively reduce the potential impact of each underlying risk factor on the Company.

b.	Guaranty funds

The Company is subject to state insurance guaranty fund laws. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

c.	Litigation and regulatory matters

In the normal course of business, the Company is involved in disputes, litigation and governmental or regulatory inquiries, administrative proceedings, examinations and investigations, both pending and threatened. These matters, if resolved adversely against the Company or settled, may result in monetary damages, fines and penalties or require changes in the Company’s business practices. The resolution or settlement of these matters is inherently difficult to predict. Based upon the Company’s assessment of these pending matters, the Company does not believe that the amount of any judgment, settlement or other action arising from any pending matter is likely to have a material adverse effect on the statement of financial position. However, an adverse outcome in certain matters could have a material adverse effect on the results of operations for the period in which such matter is resolved, or an accrual is determined to be required, on the financial statement financial position, or on our reputation.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company evaluates the need for accruals of loss contingencies for each matter. When a liability for a matter is probable and can be estimated, the Company accrues an estimate of the loss offset by related insurance recoveries or other contributions, if any. An accrual may be subject to subsequent adjustment as a result of additional information and other developments. The resolution of matters is inherently difficult to predict, especially in the early stages of matter. Even if a loss is probable, due to many complex factors, such as speed of discovery and the timing of court decisions or rulings, a loss or range of loss may not be reasonably estimated until the later stages of the matter. For matters where a loss is material and it is either probable or reasonably possible then it is disclosed. For matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimated, no accrual is established, but the matter, if material, is disclosed.

d.	Commitments

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2024, the Company had the following outstanding commitments:

	2025	2026	2027	2028	2029	Thereafter	Total
	(In Millions)
Private Placements	$30	$66	$17	$1	$34	$50	$198
Mortgage Loans	2	1	—	2	—	1	6
Partnerships and limited liability companies	3	2	15	—	4	19	43
Total	$35	$69	$32	$3	$38	$70	$247

14.	Related party transactions

Pursuant to a management agreement, MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Investment and administrative services are also provided to the Company pursuant to a management services agreement with MassMutual. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
Fee income:
Recordkeeping and other services	$—	$—	$1
Fee expense:
Management and service contracts and cost-sharing arrangements	89	62	77

The Company reported amounts due from subsidiaries and affiliates of less than $1 million as of December 31, 2024 and 2023. The Company reported amounts due to subsidiaries and affiliates of $24 million and $17.5 million as of December 31, 2024 and 2023, respectively. Terms generally require settlement of these amounts within 30 to 90 days.

62

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2024, the Company no longer provided financing for MassMutual Asset Finance (MMAF).

Together, MassMutual and the Company, provide a credit facility to Jefferies Finance, LLC (Jefferies) whereby Jefferies borrows cash through short-term approved financings to fund the purchase of loans for securitization. During 2024, there were no borrowings or repayments recorded. During 2023, Jefferies borrowed $9 million and repaid $9 million under the credit facility. As of December 31, 2024, there were no outstanding borrowings under this facility. All outstanding interest due under the facility, as of December 31, 2024, had been paid. The interest of this facility is calculated based on a full pass through of interest accrued on the underlying loans purchased.

In 2023, C.M. Life sold approximately $563 million of private placement corporate assets to MassMutual Life. This resulted in a realized loss of $56 million.

In 2024, the Company declared and paid $190 million in dividends to MassMutual. In 2023, the Company did not declare or pay dividends to MassMutual.

The Company has coinsurance agreements with MassMutual where the Company cedes substantially all of the premium on certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment of future benefits on the ceded policies.

As of December 31, 2024, the net amounts due from MassMutual for the various reinsurance agreements were $19 million and $18 million as of December 31, 2024 and December 31, 2023, respectively. These outstanding balances are due and payable with terms ranging from quarterly to annually, depending on the agreement in effect.

The following table summarizes the related party reinsurance transactions between the Company and MassMutual:

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
Premium ceded, related to:
Stop-loss agreement	$(5)	$(2)	$(2)
Coinsurance agreements	(34)	(37)	(36)

Expense allowances on reinsurance ceded, included in fees and other income, related to:
Coinsurance agreements	6	7	6

Policyholders' benefits ceded, related to:
Coinsurance agreements	85	83	64

Accrual for stop-loss agreement	—	—	18

15.	Subsidiaries and affiliated companies

Subsidiaries and affiliates of MassMutual
C.M. Life Insurance Company
CML Global Capabilities LLC
MM Global Capabilities I LLC
MM Global Capabilities II LLC
MM Global Capabilities III LLC

63

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MM/Barings Multifamily TEBS 2020 LLC
Berkshire Way LLC
MML Special Situations Investor LLC
Timberland Forest Holding LLC
Timberland Forest Holding LLC
Timberland Forest Holding LLC
MSP-SC, LLC
Insurance Road LLC
ITPS Holding LLC
EM Opportunities LLC
MassMutual MCAM Insurance Company, Inc.
MassMutual Ventures US IV GP, LLC
MassMutual Ventures US IV GP, LLC
MassMutual Ventures Europe/APAC I GP, LLC
Counterpointe Sustainable Advisors LLC
Jefferies Finance LLC (50% owned by MMLIC)
Glidepath Holdings Inc.
MassMutual Mortgage Lending LLC
MM Copper Hill Road LLC
MMV CTF I GP LLC
MM Direct Private Investments Holding LLC
DPI-ACRES Capital LLC
DPI-ARES Mortgage Lending LLC
MM Investment Holding
MML CM LLC
MML Distributors LLC
MML Distributors LLC
MML Investment Advisers, LLC
MML Strategic Distributors, LLC
MassMutual Private Wealth & Trust, FSB
MML Private Placement Investment Company I, LLC
MML Private Equity Fund Investor LLC
MML Private Equity Fund Investor LLC
MM Private Equity Intercontinental LLC
Pioneers Gate LLC
MassMutual Holding LLC
Amherst Long Term Holdings, LLC
Enroll Confidently, Inc.
MassMutual International LLC
MassMutual External Benefits Group LLC
MM Vine Street LLC*
Stillings Street LLC
5301 Wisconsin Avenue Associates, LLC
5301 Wisconsin Avenue GP, LLC

Subsidiaries of C.M. Life Insurance Company
MML Bay State Life Insurance Company
CML Special Situations Investor LLC
CM Life Mortgage Lending LLC
CML Mezzanine Investor III, LLC

64

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiaries of MML Bay State Life Insurance Company
(No subsidiaries)

Subsidiaries of CML Special Situations Investor LLC
(No subsidiaries)

Subsidiaries of CM Life Mortgage Lending LLC
(No subsidiaries)

Subsidiaries of CML Mezzanine Investor III, LLC
(No subsidiaries)

16.	Subsequent events

Management of the Company has evaluated subsequent events through March 03, 2025, the date the financial statements were available to be issued to state regulators and subsequently on the Company’s website. No events have occurred subsequent to the date of the financial statements.

65

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2024	$61,096	$—	$61,096	$26,921	$(34,175)	$26,921	$19,385
September 30, 2024	397,178	—	397,178	339,528	(57,650)	339,528	408,151
June 30, 2024	1,349,958	—	1,349,958	1,290,607	(59,351)	1,290,607	1,137,070
March 31, 2024	2,597,476	—	2,597,476	2,576,147	(21,329)	2,576,147	2,784,031
December 31, 2023	4,801,982	—	4,801,982	4,566,582	(235,400)	4,566,582	4,088,857
September 30, 2023	2,162,075	—	2,162,075	2,089,437	(72,638)	2,089,437	1,988,071
June 30, 2023	1,800,802	—	1,800,802	1,752,217	(48,585)	1,752,217	1,684,846
March 31, 2023	3,007,713	—	3,007,713	2,826,625	(181,088)	2,826,625	2,584,527
December 31, 2022	3,726,463	—	3,726,463	3,283,242	(443,221)	3,283,242	3,150,825
September 30, 2022	1,337,132	—	1,337,132	1,270,962	(66,170)	1,270,962	1,195,634
June 30, 2022	1,069,792	—	1,069,792	949,598	(120,194)	949,598	917,792
March 31, 2022	1,366,642	—	1,366,642	1,092,539	(274,102)	1,092,539	1,084,285
December 31, 2021	153,706	—	153,706	146,419	(7,287)	146,419	133,301
September 30, 2021	429,103	—	429,103	422,210	(6,893)	422,210	371,650
June 30, 2021	1,130,186	—	1,130,186	1,019,790	(110,396)	1,019,790	1,128,667
March 31, 2021	580,686	—	580,686	541,584	(39,102)	541,584	539,293
December 31, 2020	2,202,709	—	2,202,709	1,981,547	(221,162)	1,981,547	2,127,616
September 30, 2020	3,225,941	—	3,225,941	2,914,652	(311,289)	2,914,652	2,881,746
June 30, 2020	1,978,627	—	1,978,627	1,765,784	(212,843)	1,765,784	1,794,192
March 31, 2020	2,725,567	—	2,725,567	2,242,474	(483,093)	2,242,474	2,684,492
December 31, 2019	395,604	—	395,603	374,233	(21,371)	374,233	323,929
September 30, 2019	2,403,817	—	2,403,817	2,163,454	(240,363)	2,163,454	1,796,355
June 30, 2019	1,138,783	—	1,138,783	965,642	(173,141)	965,642	1,187,758
March 31, 2019	1,165,908	—	1,165,908	1,155,765	(10,143)	1,155,765	1,186,451
December 31, 2018	904,746	—	904,746	770,347	(134,399)	770,347	817,965
September 30, 2018	496,473	—	496,473	447,735	(48,737)	447,735	449,782
June 30, 2018	39,548	—	39,548	1,365	(38,183)	1,365	4,435
March 31, 2018	84,116	—	84,116	56,604	(27,511)	56,604	56,886
December 31, 2017	21,358	—	21,358	17,379	(3,979)	17,379	25,404
September 30, 2017	31,370	—	31,370	30,181	(1,188)	30,181	97,082
June 30, 2017	4,452,491	—	4,452,491	4,378,331	(74,160)	4,378,331	6,609,233
March 31, 2017	4,815,924	—	4,815,924	4,784,422	(31,502)	4,784,422	6,463,013
December 31, 2016	4,846,676	—	4,846,676	4,829,684	(16,992)	4,829,684	6,221,820
September 30, 2016	4,994,934	—	4,994,934	4,730,196	(264,738)	4,730,196	6,883,514
June 30, 2016	5,054,395	—	5,054,395	4,955,880	(98,515)	4,955,880	6,764,218
March 31, 2016	6,298,495	—	6,298,495	6,092,642	(205,853)	6,092,642	7,817,461
December 31, 2015	474,546	—	474,546	468,066	(6,480)	468,066	467,904
September 30, 2015	5,603,766	—	5,603,766	5,064,430	(539,336)	5,064,430	6,491,786
June 30, 2015	8,300,146	—	8,300,146	8,096,024	(204,122)	8,096,024	8,991,309
March 31, 2015	4,134,216	—	4,134,216	4,097,041	(37,175)	4,097,041	4,062,060
December 31, 2014	9,225,670	—	9,225,670	9,099,603	(126,067)	9,099,603	10,324,197
September 30, 2014	—	—	—	—	—	—	—
June 30, 2014	6,799,823	—	6,799,823	6,410,214	(389,609)	6,410,214	8,821,203
March 31, 2014	10,842,786	—	10,842,786	9,332,953	(1,509,833)	9,332,953	11,545,156
December 31, 2013	13,068,728	—	13,068,728	12,446,803	(621,925)	12,446,803	13,075,122
September 30, 2013	8,777,769	—	8,777,769	8,640,444	(137,325)	8,640,444	8,226,635
June 30, 2013	11,479,347	—	11,479,347	11,079,158	(400,190)	11,079,158	10,139,599
March 31, 2013	15,334,535	—	15,334,535	14,970,376	(364,159)	14,970,376	14,135,122
December 31, 2012	31,785,329	—	31,785,329	30,443,342	(1,341,987)	30,443,342	27,669,977
September 30, 2012	67,270,430	—	67,270,430	65,265,347	(2,005,083)	65,265,347	57,019,262
June 30, 2012	70,455,900	—	70,455,900	69,041,733	(1,414,167)	69,041,733	55,143,333
March 31, 2012	87,853,178	—	87,853,178	85,053,001	(2,800,177)	85,053,001	67,243,938
December 31, 2011	90,342,742	—	90,342,742	87,759,853	(2,582,889)	87,759,853	61,663,659
September 30, 2011	62,166,554	—	62,166,554	60,544,909	(1,621,646)	60,544,909	45,284,654
June 30, 2011	80,582,827	—	80,582,827	76,857,393	(3,725,434)	76,857,393	60,286,999
March 31, 2011	87,925,923	—	87,925,923	85,768,903	(2,157,020)	85,768,903	65,285,429
December 31, 2010	78,922,237	—	78,922,237	77,329,041	(1,593,196)	77,329,041	57,284,607

66

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

September 30, 2010	75,579,158	—	75,579,158	73,844,794	(1,734,364)	73,844,794	53,531,682
June 30, 2010	106,701,990	—	106,701,990	104,920,573	(1,781,417)	104,920,573	77,297,241
March 31, 2010	117,247,145	—	117,247,145	110,848,178	(6,398,967)	110,848,178	81,512,593
December 31, 2009	94,759,892	—	94,759,892	91,319,793	(3,440,099)	91,319,793	61,154,482
September 30, 2009	203,672,078	(2,299,537)	201,372,541	193,090,828	(8,281,714)	193,090,828	124,234,344
Totals		$(2,299,537)			$(49,611,124)

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2024:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
02660THL0	$6,153	$—	$6,153	$5,863	$(290)	$5,863	$3,862
124860CB1	54,943	—	54,943	21,058	(33,885)	21,058	15,523
Totals	$61,096	$—	$61,096	$26,921	$(34,175)	$26,921	$19,385

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2024:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
040104TG6	$15,266	$—	$15,266	$13,512	$(1,754)	$13,512	$13,063
05535DCF9	229,889	—	229,889	179,569	(50,320)	179,569	256,579
17311YAC7	71,686	—	71,686	68,512	(3,174)	68,512	66,632
61750FAE0	22,623	—	22,623	20,922	(1,701)	20,922	21,745
45660LW96	50,391	—	50,391	50,387	(4)	50,387	43,741
761118RJ9	7,323	—	7,323	6,627	(696)	6,627	6,391
Totals	$397,178	$—	$397,178	$339,529	$(57,649)	$339,529	$408,151

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2024:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
46639YAX5	$300,038	$—	$300,038	$270,038	$(30,000)	$270,038	$135,281
040104RV5	140,026	—	140,026	134,287	(5,739)	134,287	135,695
040104TG6	15,760	—	15,760	15,157	(603)	15,157	12,810
1248MGAJ3	4,371	—	4,371	4,055	(316)	4,055	3,549
17311YAC7	74,697	—	74,697	70,893	(3,804)	70,893	65,551
30247DAD3	8,258	—	8,258	8,011	(247)	8,011	7,479
40431KAE0	192,599	—	192,599	188,323	(4,276)	188,323	189,251
617463AA2	385	—	385	371	(14)	371	324
61750FAE0	23,849	—	23,849	22,601	(1,248)	22,601	21,264
61750MAB1	329	—	329	315	(14)	315	309
84752CAE7	16,555	—	16,555	15,884	(671)	15,884	13,756
86363HAB8	2,980	—	2,980	2,898	(82)	2,898	2,453
93934XAB9	17,665	—	17,665	15,388	(2,277)	15,388	17,092
05535DAN4	70,973	—	70,973	70,128	(845)	70,128	77,446
22540VG71	2,077	—	2,077	2,073	(4)	2,073	2,019
45254TRX4	6,472	—	6,472	6,437	(35)	6,437	6,275
45660LW96	51,332	—	51,332	50,757	(575)	50,757	42,375
45660LYW3	55,512	—	55,512	54,278	(1,234)	54,278	53,417
761118FM5	162,890	—	162,890	157,683	(5,207)	157,683	159,357
761118RJ9	7,569	—	7,569	7,350	(219)	7,350	6,357
45660NT88	1,776	—	1,776	1,742	(34)	1,742	1,667
61915RBB1	81,311	—	81,311	80,834	(477)	80,834	73,457
92922FWU8	30,703	—	30,703	30,587	(116)	30,587	29,742
86359DME4	81,831	—	81,831	80,520	(1,311)	80,520	80,144
Totals	$1,349,958	$—	$1,349,958	$1,290,610	$(59,348)	$1,290,610	$1,137,070

67

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2024:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
040104RV5	$139,831	$—	$139,831	$137,638	$(2,193)	$137,638	$135,529
040104TG6	16,562	—	16,562	15,501	(1,061)	15,501	12,873
1248MGAJ3	4,536	—	4,536	4,382	(154)	4,382	3,724
17311YAC7	77,369	—	77,369	74,002	(3,367)	74,002	68,225
30247DAD3	8,612	—	8,612	8,294	(318)	8,294	7,762
35729RAE6	114,412	—	114,412	113,625	(787)	113,625	99,228
617463AA2	412	—	412	383	(29)	383	332
61750FAE0	24,365	—	24,365	23,700	(665)	23,700	21,861
61750MAB1	359	—	359	326	(33)	326	315
84752CAE7	16,471	—	16,471	16,470	(1)	16,470	14,342
93934XAB9	17,904	—	17,904	17,717	(187)	17,717	17,634
05535DAN4	81,094	—	81,094	74,442	(6,652)	74,442	76,905
22540VG71	2,152	—	2,152	2,133	(19)	2,133	2,073
23321P6A1	205,060	—	205,060	203,476	(1,584)	203,476	220,349
45254TRX4	6,875	—	6,875	6,580	(295)	6,580	6,430
466247XE8	63,522	—	63,522	62,531	(991)	62,531	56,717
761118RJ9	8,054	—	8,054	7,801	(253)	7,801	6,636
23332UCM4	2,941	—	2,941	2,930	(11)	2,930	2,854
92922FWU8	31,260	—	31,260	31,037	(223)	31,037	30,035
576433NH5	15,315	—	15,315	13,515	(1,800)	13,515	10,552
57645LAA2	966,085	—	966,085	965,798	(287)	965,798	1,123,082
86359DMC8	794,287	—	794,287	793,865	(422)	793,865	866,573
Totals	$2,597,478	$—	$2,597,478	$2,576,146	$(21,332)	$2,576,146	$2,784,031

68

PART C
OTHER INFORMATION

Item 27.       Exhibits

Exhibit (a)

C.M. Life Insurance Company Board of Directors Resolution establishing the C.M. Multi-Account A Separate Account – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022

Exhibit (b)	Not Applicable.
Exhibit (c)	i.

Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and C.M. Life Insurance Company – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

ii.

Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated April 1, 2014 between MML Strategic Distributors, LLC and C.M. Life Insurance Company – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

iii.

Template for Insurance Product Distribution Agreement (version 4/2021) (MML Strategic Distributors, LLC, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-255824 filed April 25, 2023

Exhibit (d)	i.

Individual Variable Deferred Annuity Contract with Flexible Purchase Payment – Incorporated by reference to Post-Effective Amendment No. 36 to Registration Statement File No. 033-61679 filed April 25, 2023

	ii.	ERISA Tax Sheltered Annuity Rider - Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022
	iii.	Governmental 457(b) Deferred Compensation Plan Rider - Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022
	iv.	Individual Retirement Annuity Rider - Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022
	v.	Non-ERISA Tax Sheltered Annuity Rider - Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022
	vi.	Roth Individual Retirement Annuity Rider – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-61679 filed April 28, 2022
	vii.	Basic Death Benefit Endorsement - Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022
	viii.	Terminal Illness Endorsement - Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022
	ix.	Unisex Rate Endorsement - Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022
Exhibit (e)	Form of Application Form – Incorporated by reference to Post-Effective Amendment No. 36 to Registration Statement File No. 033-61679 filed April 25, 2023
Exhibit (f)	i.

Charter documentation of C.M. Life Insurance Company as approved April 25, 1980 – Incorporated by reference to Initial Registration Statement to Registration Statement No. 333-259818 filed September 27, 2021

Exhibit (g)	Not Applicable.
Exhibit (h)	i.	Fund Participation Agreements
		a.	AIM Funds (Invesco Funds)

1.

Participation Agreement dated April 30, 2004 (AIM Variable Insurance Funds, Inc., A I M Distributors, Inc. and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

		i.	Amendment No. 1 dated April 30, 2010 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
ii.

Amendment No. 2 effective May 24, 2019 (MML Bay State Life Insurance Company becomes a party) – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-49457 filed April 28, 2021

		iii.	Amendment dated May 3, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed April 28, 2022
2.

Financial Support Agreement dated October 1, 2016 (Invesco Distributors, Inc. and C.M. Life Insurance Company and MML Bay State Life Insurance Company becomes a party) – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed April 26, 2017

		i.	Amendment No. 1 effective May 24, 2019 – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-49457 filed April 28, 2021
		ii.	Amendment effective April 1, 2022 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-259818 filed April 25, 2023
3.

Administrative Services Agreement dated October 1, 2016 (Invesco Advisers, Inc. and C.M. Life Insurance Company and MML Bay State Life Insurance Company becomes a party) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021

		i.	Amendment No. 1 effective May 24, 2019 – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-49457 filed April 28, 2021
b.	Fidelity® Funds
1.

Amended and Restated Participation Agreement dated September 28, 2021 (Fidelity Distributors Company, LLC, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV and Variable Insurance Products Fund V and C.M. Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021

		i.	First Amendment dated September 28, 2021 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021
		ii.	Second Amendment effective August 7, 2023 – Incorporated by reference to Initial Registration Statement File No. 333-274306 filed September 1, 2023
2.

Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

3.

Service Contract dated January 1, 2004 (MML Investors Services, LLC, MML Strategic Distributors, LLC, and MML Distributors, LLC and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	First Amendment dated October 1, 2008 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017
		ii.	Second Amendment dated May 22, 2017 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		iii.	Third Amendment dated November 1, 2018 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
iv.

Fourth Amendment dated September 28, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021

	4.	Service Agreement effective September 28, 2021 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021
c.	MML Funds

1.

Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		i.	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ii.	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iii.	Third Amendment dated April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		v.	Fifth Amendment dated August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vi.	Sixth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vii.	Seventh Amendment dated August 11, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		viii.	Eighth Amendment dated February 20, 2020 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020
		ix.	Ninth Amendment dated June 2, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021
d.	MML II Funds
1.

Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		i.	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ii.	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iii.	Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		v.	Fifth Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vi.	Sixth Amendment dated and effective August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vii.	Seventh Amendment dated and effective November 12, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		viii.	Eighth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ix.	Ninth Amendment dated August 11, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		x.	Tenth Amendment dated February 20, 2020 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020

			xi.	Eleventh Amendment dated June 2, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021
	e.	PIMCO Funds
1.

Participation Agreement dated as of April 21, 2006 (Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

			i.	Amendment No. 1 effective as of June 30, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			ii.	New Agreements and Amendments dated November 10, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			iii.	Amendment effective as of May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			iv.	Amendment signed March 1, 2017 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-95845 filed April 26, 2017
		2.	Termination Agreement dated November 10, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
3.

Selling Agreement executed on April 26, 2006 (Allianz Global Investors Distributors LLC, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) for Advisor Class Shares of PIMCO Variable Insurance Trust – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

4.

Services Agreement (Trust) for PIMCO Variable Insurance Trust (Pacific Investment Management Company LLC, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) effective as of March 1, 2017 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

			i.	Amendment No. 1 dated November 1, 2020 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-150916 filed April 28, 2021
	f.	Voya Funds
1.

Participation Agreement dated April 26, 2006 (C.M. Life Insurance Company, ING Funds Distributor, LLC and ING Variable Products Trust) – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022

			i.	Amendment dated January 16, 2014 – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022
			ii.	Amendment dated December 23, 2014 and effective as of May 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022
ii.	Rule 22c-2 Agreements (Shareholder Information Agreements)
a.

AIM Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		1.	Amendment No. 1 dated June 30, 2020 – Incorporated by reference to Pre-Effective Amendment 3 to Registration Statement File No. 333-229670 filed October 2, 2020
b.

Fidelity Distributors Corporation effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

c.

MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

d.

MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

e.

PIMCO Variable Insurance Trust effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

f.

Voya Variable Products Trust effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

Exhibit (i)	Not Applicable.
Exhibit (j)	Not Applicable.
Exhibit (k)	Opinion and Consent of Counsel – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-61679 filed April 28, 2022

Exhibit (l)	i.	Auditor Consents:
• Company Financial Statements (*)
• Separate Account Financial Statements (*)
Exhibit (m)	Not Applicable.
Exhibit (n)	Not Applicable.
Exhibit (o)	Not Applicable.
Exhibit (p)	i.	Powers of Attorney for:
		•	Roger W. Crandall
		•	Mary Jane Fortin
		•	Keith McDonagh
		•	Michael J. O’Connor
		•	Paul A. LaPiana
– Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-259818 filed on or about April 25, 2025
Exhibit (q)	Not Applicable.
Exhibit (r)	Not Applicable.
(*)	Filed herewith

Item 28.       Directors and Officers of the Insurance Company

Directors of C.M. Life Insurance Company

Roger W. Crandall, Director (Chairman), President, and Chief Executive Officer 1295 State Street Springfield, MA 01111	Paul A. LaPiana, Director and Executive Vice President 1295 State Street Springfield, MA 01111
Michael J. O’Connor, Director, and General Counsel 1295 State Street Springfield, MA 01111	Mary Jane Fortin, Director, Executive Vice President, and Chief Financial Officer 10 Fan Pier Boulevard Boston, MA 02210

Principal Officers of C.M. Life Insurance Company (other than those who are also Directors, as referenced above):

Keith McDonagh, Corporate Controller 10 Fan Pier Boulevard Boston, MA 02210	Eric Partlan, Executive Vice President 10 Fan Pier Boulevard Boston, MA 02210
Tokunbo Akinbajo, Corporate Secretary 1295 State Street Springfield, MA 01111	Dominic Blue, Executive Vice President 1295 State Street Springfield, MA 01111
Julieta Sinisgalli, Treasurer 10 Fan Pier Boulevard Boston, MA 02210

Item 29.       Persons Controlled by or Under Common Control with the Insurance Company or the Registered Separate Account

– Incorporated by reference to Item 32 on Form N-6 in Post-Effective Amendment No. 4 to Registration Statement File No. 333-259818 filed on or about April 25, 2025

Item 30.       Indemnification

C.M. Life directors and officers are indemnified under Article V of the by-laws of C.M. Life’s parent company, Massachusetts Mutual Life Insurance Company (“MassMutual”), as set forth below.

ARTICLE V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:

“ARTICLE V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with certain officers who serve as a director of a subsidiary of MassMutual (a “Subsidiary Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Subsidiary Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Subsidiary Director because he or she is a director of a subsidiary of MassMutual if the Subsidiary Director (i) acted in good faith, (ii) reasonably believed the conduct was in the subsidiary’s best interest; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Subsidiary Director shall not be liable under MassMutual’s Charter or By-Law. MassMutual further agrees to indemnify a Subsidiary Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Subsidiary Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Subsidiary Director derived an improper benefit. MassMutual will also indemnify a Subsidiary Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Subsidiary Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to the relevant subsidiary that the Subsidiary Director is entitled to indemnification, MassMutual will indemnify the Subsidiary Director to the extent permitted by law. Subject to the Subsidiary Director’s obligation to pay MassMutual in the event that the Subsidiary Director is not entitled to indemnification, MassMutual will pay the expenses of the Subsidiary Director prior to a final determination as to whether the Subsidiary Director is entitled to indemnification.

Item 31.         Principal Underwriters

(a)

MML Investors Services, LLC (“MMLIS”) acts as principal underwriter of the contracts/policies/certificates sold by its registered representatives and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the contracts/policies/certificates sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

MMLIS and MSD either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II.

(b)	MMLIS and MSD are the principal underwriters for this Contract. The following people are officers and directors of MMLIS and officers and directors of MSD:

DIRECTORS AND OFFICERS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
Vaughn Bowman	Director, Chairman of the Board, Chief Executive Officer, and President	(*)
John Vaccaro	Director and Chairman Emeritus	(*)
Geoffrey Craddock	Director	10 Fan Pier Boulevard Boston, MA 02210
Paul LaPiana	Director	(*)
Jennifer Reilly	Director	10 Fan Pier Boulevard Boston, MA 02210
Joseph Mallee	Director, Agency Field Force Supervisor and Vice President	(*)
David Mink	Vice President and Chief Operations Officer	(*)
Frank Rispoli	Chief Financial Officer and Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Edward K. Duch, III	Chief Legal Officer, Vice President, and Secretary	(*)
Courtney Reid	Chief Compliance Officer	(*)
James P. Puhala	Deputy Chief Compliance Officer	(*)
Michael Gilliland	Deputy Chief Compliance Officer	(*)
Thomas Bauer	Chief Technology Officer	(*)
Anthony Frogameni	Chief Privacy Officer	(*)
Linda Bestepe	Vice President	(*)
Brian Foley	Vice President	10 Fan Pier Boulevard Boston, MA 02210
James Langham	Vice President	(*)
Michael Thomas	Vice President	2 Park Ave. New York, NY 10016
Daken Vanderburg	Vice President	(*)
Mary B. Wilkinson	Vice President	10 Fan Pier Boulevard Boston, MA 02210
David Holtzer	Field Risk Officer	(*)
Amy Francella	Assistant Secretary	(*)
Alyssa O’Connor	Assistant Secretary	(*)
Pablo Cabrera	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Jeffrey Sajdak	Assistant Treasurer	(*)
Julieta Sinisgalli	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Kevin Lacomb	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Tricia Cohen	Continuing Education Officer	(*)
Mario Morton	Registration Manager	(*)
Kelly Pirrotta	AML Compliance Officer	(*)
John Rogan	Regional Vice President	(*)
Tanya Wilber	Regional Vice President	(*)
(*)	1295 State Street, Springfield, MA 01111-0001

OFFICERS AND DIRECTORS OF MML STRATEGIC DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address
Dominic Blue	Director and Chairman of the Board	(*)
Matthew DiGangi	Director, Chief Executive Officer, and President	(*)
Geoffrey Craddock	Director	10 Fan Pier Boulevard Boston, MA 02210
Jennifer Reilly	Director	10 Fan Pier Boulevard Boston, MA 02210
Frank Rispoli	Chief Financial Officer and Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Edward K. Duch, III	Chief Legal Officer, Vice President, and Secretary	(*)
James P. Puhala	Vice President and Chief Compliance Officer	(*)
Vincent Baggetta	Chief Risk Officer	(*)
Paul LaPiana	Vice President	(*)
Delphine Soucie	Vice President	(*)
Alyssa O’Connor	Assistant Secretary	(*)
Pablo Cabrera	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Jeffrey Sajdak	Assistant Treasurer	(*)
Julieta Sinisgalli	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Mario Morton	Registration Manager	(*)
Kelly Pirrotta	AML Compliance Officer	(*)
(*)	1295 State Street, Springfield, MA 01111-0001

(c)

Compensation From the Registrant
For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registered Separate Account during the Registered Separate Account’s last fiscal year, refer to the “Distribution and Administration” section of the Statement of Additional Information.

Item 32.        Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registered Separate Account through C.M. Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001.

Item  33.        Management Services

Not Applicable

Item 34.        Fee Representation

REPRESENTATION UNDER SECTION 26(f)(2)(A) OF
THE INVESTMENT COMPANY ACT OF 1940

C.M. Life Insurance Company hereby represents that the fees and charges deducted under the Panorama Premier contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wilmington, and the State of North Carolina on this 23rd  day of April, 2025.

C.M. MULTI-ACCOUNT A
(Registered Separate Account)

C.M. LIFE INSURANCE COMPANY
(Insurance Company)

By:	ROGER W. CRANDALL * Roger W. Crandall President and Chief Executive Officer (principal executive officer) C.M. Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature *	Title	Date
ROGER W. CRANDALL * Roger W. Crandall	Director, President and Chief Executive Officer (principal executive officer)	April 23, 2025
MARY JANE FORTIN* Mary Jane Fortin	Chief Financial Officer (principal financial officer)	April 23, 2025
KEITH MCDONAGH * Keith McDonagh	Corporate Controller (principal accounting officer)	April 23, 2025
MICHAEL J. O’CONNOR * Michael J. O’Connor	Director	April 23, 2025
PAUL LAPIANA * Paul LaPiana	Director	April 23, 2025
/s/ GARY F. MURTAGH * Gary F. Murtagh Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Item No.	Exhibit
Item 27.	Exhibit (l)	i.	Auditor Consents • Company Financial Statements • Separate Account Financial Statements